UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03459

Penn Series Funds, Inc.
(Exact name of registrant as specified in charter)

600 Dresher Road Horsham, PA			19044
(Address of principal executive offices)			(Zip code)

Rick DeCarolis Penn Series Funds, Inc. 600 Dresher Road Horsham, PA 19044
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(215) 956-7949

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2008

Registrant's telephone number, including area code: (215) 956-7949 Date of fiscal year end: December 31 Date of reporting period: December 31, 2008 Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Shareholders

Penn Mutual Variable Products

Annual Reports

December 31, 2008

Penn Mutual Variable Annuity Account III

Commander VA, Diversifier II VA, Enhanced Credit VA, PennFreedom VA,

Pennant Select VA, Retirement Planner VA, Olympia XT VA and Optimizer VA

Flexible Variable and Fixed Annuity Contracts

Penn Mutual Variable Life Account I

Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Diversified Growth VUL, Survivorship Growth VUL, Variable EstateMax, Variable EstateMax II and Variable EstateMax III

Variable Universal Life Insurance Policies

PIA Variable Annuity Account I

Pennant VA

Flexible Variable and Fixed Annuity Contract

Dear Investor:

I am pleased to bring you the following 2008 capital markets summary and thank you for your continued affiliation with The Penn Mutual Life Insurance Company. Also, please remember that regardless of what the markets bear, short-term performance changes should not distract you from your long-term financial plan, and now more than ever may be an opportune time for you to review your portfolio with your investment professional to make sure that your asset allocation remains on target.

Simply put, there was virtually no place, except cash and U.S. Treasury securities, to escape the broad-based stock market decline in 2008. In fact, the bear market in stocks and in the credit markets has been the worst since the 1940's. Only the 85% decline in stocks seen in the Great Depression of the 1930's has proven significantly worse than the roughly 50% decline seen in the bear market that began in October 2007. Against this unprecedented turbulent backdrop, stocks, needless to say, finished the year in negative territory. The U.S. stock market, as measured by the Dow Jones Wilshire 5000 Index, returned negative 22.93 percent during the fourth quarter and negative 37.34 percent for the full 12-month period.

Although all capitalization stocks returned negative performance for the year, on a relative basis, small and large capitalization stocks provided somewhat higher returns than did mid capitalization stocks. Small capitalization stocks, as measured by the Russell 2000 Index, returned negative 33.79 percent for the year, large capitalization stocks, as measured by the Russell 1000 Index, returned negative 37.60 percent, while mid capitalization stocks, as measured by the Russell Mid Cap Index, returned negative 41.46 percent. While style was not a significant factor in relative performance, for the year, value stocks did slightly outperformed growth stocks. Lastly, 2008 was the worst performing year for Real Estate Investment Trusts (REITs) in the last 31 years as measured by the Dow Jones Wilshire REIT Index's return of negative 39.20 percent.

International markets, particularly emerging markets, substantially underperformed the U.S. market in the last three months of 2008 and for the entire year. Developed international stocks, as measured by the MSCI EAFE Index, suffered their worst year since inception in 1970 by returning negative 43.06 percent. Emerging Market stocks, as measured by the MSCI Emerging Markets Free Index, gave up their prior leadership and returned negative 54.38 percent for the year. Prior to this year, the Emerging Markets category had led the major asset classes in performance for five consecutive years.

Investment-grade fixed-income securities enjoyed solidly positive returns in 2008 despite significantly underperforming long-term U.S. Treasuries. Treasury yields fell below the lows reached in 2003 to levels not seen in more than 40 years in the fourth quarter as the economy went into a free-fall. This drop in yields produced significant total returns for the fourth quarter for 5-, 10-, and 30-year U.S. Treasuries. In this environment, the Federal Reserve Board has responded to this crisis by quickly lowering rates and massively expanding its balance sheet to provide direct support to the credit markets. Over the fourth quarter, the Federal Reserve lowered the Federal Funds Target Rate by 1.0 percent in October, with half of that reduction coming as part of an unprecedented global coordinated rate cut with six major central banks. Then in December, it lowered the rate further, setting a range of zero to 0.25 percent for the Target Rate.

Investment-grade bonds, as measured by the Citigroup Broad Investment Grade Bond Index, returned a solid 7.02 percent for the year, with most of the gains occurring in the last two months of the year. On the other hand, the Credit Suisse First Boston High Yield Bond Index ended the year with a significant decline of 26.17 percent, its worst year of performance in its history.

Once again, we thank you for the privilege of serving your financial needs. For more information on how Penn Mutual can be of assistance, please contact your financial professional.

Sincerely,

Peter M. Sherman
Executive Vice President and Chief Investment Officer
The Penn Mutual Life Insurance Company
President
Penn Series Funds, Inc.

Table of Contents

Penn Series Funds, Inc. Annual Report

Management's Discussion of Fund Performance

Limited Maturity Bond Fund	2

Quality Bond Fund	3

High Yield Bond Fund	4

Flexibly Managed Fund	6

Large Growth Stock Fund	8

Large Cap Value Fund	10

Large Cap Growth Fund	12

Index 500 Fund	14

Mid Cap Growth Fund	16

Mid Cap Value Fund	18

Mid Core Value Fund	20

Small Cap Growth Fund	21

Small Cap Value Fund	23

International Equity Fund	25

REIT Fund	27

Large Core Growth Fund	29

Large Core Value Fund	31

SMID Cap Growth Fund	33

SMID Cap Value Fund	35

Emerging Markets Equity Fund	37

Small Cap Index Fund	39

Developed International Index Fund	41

Balanced Fund	43

Aggressive Allocation Fund	44

Moderately Aggressive Allocation Fund	45

Moderate Allocation Fund	46

Moderately Conservative Allocation Fund	47

Conservative Allocation Fund	48

Important Information about Fund Expenses	49

Schedules of Investments	53

Statements of Assets and Liabilities	147

Statements of Operations	155

Statements of Changes in Net Assets	159

Financial Highlights	165

Notes to Financial Statements	180

Report of Independent Registered Public Accounting Firm	199

Tax Information	200

Disclosure of Portfolio Holdings	202

Voting Proxies on Fund Portfolio Securities	202

Board Approval of Investment Sub-Advisory Agreements	203

Fund Management	207

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LIMITED MATURITY BOND FUND

The Penn Series Limited Maturity Bond Fund returned 5.03% for the twelve-month period ending December 31, 2008, compared to the 8.62% return for its benchmark, the Citigroup Treasury/Agency 1-5 years Bond Index.

The weak performance of the Fund versus the index was primarily due to the Fund's underweight to U.S. Treasury and Agency securities, which had strong performance in the second half. U.S. Treasury and Agency securities rallied strongly during the second half as risk premiums in other sectors of the bond market widened and treasury yields fell below the lows seen in 2003. The Fund is overweight CMBS, which suffered during 2008 due to increased fears about deteriorating fundamentals in the commercial real estate market. Short-maturity, AAA-rated CMBS, which the Fund holds, underperformed U.S. Treasuries by 12.22% in 2008. AAA-rated CMBS, while well protected from losses in the underlying mortgage loans, suffered with the rest of the bond market during the year. Delinquencies in these loans have recently begun to move higher, but still remain at historic lows and losses experienced to date have been minimal. We continue to believe that AAA-rated CMBS will be well protected from losses during a deep and protracted economic downturn due to the high level of credit support in these securities; however the sector will remain under pressure as long as general credit availability remains under pressure.

We plan on keeping the duration of the fund defensive relative to the benchmark over the coming quarter. Currently the duration is 2.17 years versus 2.52 years for the benchmark. Treasury yields have fallen below the lows seen in 2003 and currently sit at levels not seen in over 40 years.

The bond market will remain volatile over the coming quarter as economic data comes in much weaker and the deleveraging of the financial system continues. There is also the risk that treasury yields rise as massive issuance by the U.S. Treasury to fund the stimulus plan and Trouble Asset Relief Program (TARP) outlays pressures yield higher. We plan on keeping the current positioning of the Fund unchanged but remain ready to take advantage of any opportunities that may present themselves over the coming quarter.

Independence Capital Management, Inc.
Investment Adviser

Cumulative Performance Comparison1
May 1, 2000 — December 31, 2008

An investment of $10,000 in the Limited Maturity Bond Fund on May 1, 2000 would have grown to $15,081. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Citigroup Treasury/Agency 1-5 yrs Bond Index, during the same period. A $10,000 investment in the Citigroup Treasury/Agency 1-5 yrs Bond Index on May 1, 2000 would have grown to $16,166.

Average Annual Total Returns1 as of 12/31/08

	1 Year	5 Year	Since Inception[2]
Limited Maturity Bond Fund	5.03%	3.83%	4.85%
Citigroup Treasury Agency 1-5 yr Bond Index	8.62%	4.67%	5.59%

Portfolio Composition as of 12/31/08

Percent of Total Investments[3]
U.S. Treasury Obligations	55.5%
Agency Obligations	32.6%
Commercial Mortgage Backed	5.9%
Asset backed	3.5%
Corporate bonds	1.6%
Collateralized Mortgage Obligations	0.9%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  The Fund's inception date was May 1, 2000.

3  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

QUALITY BOND FUND

The Penn Series Quality Bond Fund returned 5.10% for the twelve-month period ending December 31, 2008, compared to the 7.02% return for its benchmark, the Citigroup Broad Investment Grade (B.I.G.) Index.

The Fund is overweight AAA-rated commercial mortgage backed securities (CMBS) which underperformed U.S. Treasuries by 898 basis points during the fourth quarter and were primarily responsible for the underperformance of the Fund. AAA-rated CMBS, while well protected from losses in the underlying mortgage loans, suffered with the rest of the bond market during the fourth quarter. Delinquencies in these loans have recently begun to move higher, but still remain at historic lows and losses experienced to date have been minimal. We continue to believe that AAA-rated CMBS will be well protected from losses during a deep and protracted economic downturn due to the high level of credit support in these securities; however the sector will remain under pressure as long as general credit availability remains under pressure.

The Fund is underweight corporate bonds, which helped the performance during the quarter. The Fund's holdings of corporate bonds continue to be in highly rated, industrial and utility companies. The Fund does not hold any high yield corporate bonds and has only a very small exposure to financial companies.

U.S. Treasury yields have fallen below the lows seen in 2003 and currently sit at levels not seen in over 40 years. During the quarter the Fund decreased its holdings of U.S. treasuries in favor of holding a larger cash position. The current duration of the fund is 4.01 years, which is greater than 3.55 years for the index. This is mainly a reflection of the RMBS securities in the index shortening due to higher prepayments faster than the RMBS that the Fund holds. We expect treasury yields to rise over the next quarter and have positioned the Fund to benefit from such a move despite the longer duration of the fund versus the index.

The bond market will remain volatile over the coming quarter as economic data comes in much weaker and the deleveraging of the financial system continues. However, there is also the risk that treasury yields rise as massive issuance by the U.S. Treasury to fund the stimulus plan and Troubled Asset Relief Program (TARP) outlays pressures yield higher. We plan on keeping the current positioning of the Fund unchanged but remain ready to take advantage of any opportunities that may present themselves over the coming quarter.

Independence Capital Management, Inc.
Investment Adviser

Cumulative Performance Comparison1
January 1, 1999 — December 31, 2008

An investment of $10,000 in the Quality Bond Fund on December 31, 1998 would have grown to $17,197. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Citigroup B.I.G. Index, during the same period. A $10,000 investment in the Citigroup B.I.G. Index on December 31, 1998 would have grown to $17,682.

Average Annual Total Returns1 as of 12/31/08

	1 Year	5 Year	10 Year
Quality Bond Fund	5.10%	4.75%	5.57%
Citigroup B.I.G. Index	7.02%	5.11%	5.86%

Portfolio Composition as of 12/31/08

Percent of Total Investments[2]
Residential Mortgage Backed	40.9%
Corporate Bonds	17.8%
Agency Obligations	11.3%
U.S. Treasury Obligations	10.2%
Commercial Mortgage Backed	8.2%
Collateralized Mortgage Obligations	7.1%
Asset Backed Securities	4.5%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

HIGH YIELD BOND FUND

The Penn Series High Yield Bond Fund returned –23.98% for the twelve-month period ending December 31, 2008, compared to the –26.17% return for its benchmark, the CSFB High Yield Bond Index.

Bonds recorded widely disparate returns amid the economic and financial turmoil of 2008. The U.S. economy entered the year in recession, and most economic indicators worsened as the year progressed. Bank lending evaporated as deteriorating credit conditions caused an array of large financial institutions to either fail or suffer large losses. The federal government provided credit facilities and direct cash infusions to prevent a systemic collapse in the financial sector, while the Federal Reserve cut its short-term interest rate target to a historically low range of 0% to 0.25% in an unprecedented move to shore up the flagging economy.

In this difficult environment, the high-yield bond market suffered the worst year of performance in its history. The economic downturn led to concerns about rising defaults and a significant flight to quality in the broader bond market, while deteriorating credit conditions curbed available financing for lower-quality borrowers. The result was an increasingly illiquid environment that pushed high-yield bond prices to record lows and yields to record highs.

The Fund's outperformance of its benchmark, the Credit Suisse High Yield Index, in 2008 resulted from a combination of defensive positioning and prudent security selection. The Fund was positioned cautiously with regard to credit quality throughout the year, with a focus on higher-quality securities within the high-yield market a meaningful underweight in the most speculative credits. This defensive approach proved favorable during the year as higher-quality bonds outperformed.

Security selection also added value, particularly in the wireless telecommunications industry. Despite a consumer-led economic slowdown, the wireless segment generated solid revenues and earnings as consumers migrated away from traditional wireline phones in their homes to the exclusive use of cellular phones. Our top contributor in this sector was Alltel, which was acquired by Verizon Wireless (an investment-grade company) in mid-2008.

Credit selection was also favorable in the financial and consumer services sectors. In the financial sector, we avoided two sizeable, distressed issuers — auto financer GMAC and real estate finance company Residential Capital. Both companies struggled with a challenging environment for consumer credit. Among consumer services companies, an emphasis on less economically sensitive names provided a lift to relative results.

Toward the end of the year, we added some investment-grade corporate bonds to the Fund, taking advantage of attractive buying opportunities amid extreme price dislocations.

Our outlook for the high-yield bond market remains cautious. We could see further pressure on the high-yield market in the near-term due to the prospects of rising defaults in 2009. However, with the spread between the yields of U.S. Treasury and high-yield bonds hovering near all-time wide levels, we believe that we will be well compensated for taking measured levels of risk. We have selectively decreased our exposure to marginal credits in favor of issuers that we believe are well positioned to withstand the economic downturn. Our experienced management team will remain committed to the risk-conscious, disciplined investment philosophy that has helped us weather volatile market conditions in the past.

Independence Capital Management, Inc.
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

Cumulative Performance Comparison1
January 1, 1999 — December 31, 2008

An investment of $10,000 in the High Yield Bond Fund on December 31, 1998 would have grown to $13,509. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the CSFB High Yield Bond Index, during the same period. A $10,000 investment in the CSFB High Yield Bond Index on December 31, 1998 would have grown to $13,263.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Average Annual Total Returns1 as of 12/31/08

	1 Year	5 Year	10 Year
High Yield Bond Fund	(23.98)%	(0.23)%	3.05%
CSFB High Yield Bond Index	(26.17)%	(0.58)%	2.87%

Portfolio Composition as of 12/31/08

Percent of Total Investments[2]
Bonds
Credit quality – B Rated	33.0%
Credit quality – BB Rated	20.5%
Credit quality – BBB/BB Rated & Above	12.4%
Credit quality – BB/B Rated	11.8%
Credit quality – B/CCC Rated	9.7%
Credit quality – CCC Rated & Below	9.6%
Not Rated	0.6%
Equity Securities	2.4%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FLEXIBLY MANAGED FUND

The Penn Series Flexibly Managed Fund returned –27.83% for the twelve-month period ending December 31, 2008, compared to its benchmarks the S&P 500 Index's return of –37.00%.

Returns for all asset classes were influenced by the unprecedented events unfolding in financial markets as the sub-prime credit crisis took a remarkable toll on the economy, markets, and U.S. financial institutions. In the fixed-income market, safe-haven buying drove down cash yields. U.S. Treasuries and government-backed bonds performed well, while credit-sensitive bonds had negative absolute returns. Stocks endured a massive sell-off, and no sector in the market provided positive returns. Large-cap stocks trailed small-cap stocks, while value-oriented shares held up better than growth stocks for the year. The traditionally defensive consumer staples and health care sectors held up best, while financials performed worst because these stocks were at the epicenter of the credit crisis.

We made significant adjustments to the Fund's asset allocation during the year, reducing our cash position to the lowest in history at one point because of the opportunity to invest in compelling long-term values across asset classes. For the full year, in the equity slice we increased exposure from 60% to almost 66% of assets, reflecting the fact that we were able to find stocks with what we believe were attractive risk/reward profiles and limited downside risk.

In the fixed-income allocation, we increased our weighting in convertible securities from 10% to 14% over the course of the year. These securities were available at very attractive prices because of forced hedge fund selling. While they performed poorly in 2008, we think they offer compelling long-term return potential. Our traditional fixed-income slice finished the year about where it began at less than 12% of assets.

Looking at contribution to absolute return in the equity allocation, the consumer staples sector was the only sector to provide a positive contribution. Among individual contributors, a number of our consumer staples holdings contributed, led by Wal-Mart and Anheuser-Busch.

Interestingly, a number of consumer discretionary and financial shares contributed to absolute return, led by H&R Block. Credit card company Visa and investment managers Franklin Resources and BlackRock also contributed positively. However, the financial sector was also home to some of the largest detractors from absolute performance, led by capital market firms Ameriprise and Merrill Lynch. The two single largest detractors from absolute returns were electronic equipment company Tyco Electronics and Sprint Nextel.

As we emerge from one of the most challenging market environments in history, we expect some improvement in economic fundamentals in 2009 and an eventual easing of the crisis of confidence and liquidity in the system. While it is not clear when markets will recover, we are reasonably optimistic about the prospects for risk assets as we look out over the next couple of years.

At present, we are focused on positioning the Fund for an eventual market rebound. That said, we are mindful of risk and are building positions in securities we believe have significant upside but limited downside should difficult market conditions persist. Certainly, periods of severe market volatility and dislocation have historically proven to be good times to invest in quality companies. We believe that this time will be no different.

Independence Capital Management, Inc.
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

Cumulative Performance Comparison1
January 1, 1999 — December 31, 2008

An investment of $10,000 in the Flexibly Managed Fund on December 31, 1998 would have grown to $21,069. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 1998 would have been worth $8,700.

Average Annual Total Returns1 as of 12/31/08

	1 Year	5 Year	10 Year
Flexibly Managed Fund	(27.83)%	2.15%	7.73%
S&P 500 Index	(37.00)%	(2.19)%	(1.38)%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 12/31/08

Percent of Total Investments[2]
Consumer Discretionary	16.9%
Financials	13.5%
Technology	13.1%
Corporate Bonds	12.4%
Energy	11.5%
Industrials	11.5%
Health Care	10.0%
Utilities	6.4%
Consumer Staples	1.8%
Telecommunications	1.8%
Materials & Processing	1.3%
Options	(0.2)%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LARGE GROWTH STOCK FUND

The Penn Series Large Growth Stock Fund returned –41.87% for the twelve-month period ending December 31, 2008, compared to the –38.44% return for its benchmark, the Russell 1000 Growth Index.

Stock selection was the overwhelming reason for relative underperformance. The energy and materials sectors were leading outperformers against the benchmark while the consumer discretionary, consumer staples, and telecommunication services sectors were major detractors.

All sectors had double-digit losses. Consumer staples and health care were top performers, as demand in these sectors is typically less affected by an economic slowdown. The financials and energy sectors each posted declines of more than 50%, amid a worsening credit crisis and plummeting energy prices in the second half.

Stock selection and a beneficial underweight combined to make the energy sector a relative outperformer. Energy was the second-worst performer in the benchmark for the period. Results were lifted by our holdings of large integrated oil companies, which outperformed the sector in the sharp falloff of energy prices in the second half of the year. Chevron, ExxonMobil, and EOG Resources were notable Fund contributors.

Stock selection helped the materials sector, another bottom performer in the benchmark, to outperform relatively. Agriculture chemicals producer Monsanto and Praxair, maker of industrial gases, were notable contributors.

Stock selection in consumer discretionary was the leading cause of Fund underperformance. The hotels, restaurants, and leisure industry weighed heavily on results. Gaming holdings such as Las Vegas Sands and International Game Technology notably disappointed. In past downturns, gaming stocks have typically held up better than other groups in this sector, but this time the restricted access to capital undercut company development efforts. With consumer belt-tightening, online travel agent Expedia saw a significant drop in business.

Consumer staples detracted on stock selection and an unfavorable significant underweight to this top-performing sector in the benchmark. Investors favored the defensive sector but we believe that recent inflows have inflated valuations and we do not see attractive opportunities for long-term, sustained earnings growth here.

Telecommunication services underperformed on stock selection. The spreading global economic slowdown has had a severe impact on many foreign economies. Most of the Fund underperformance was tied to the international wireless holdings such as Crown Castle International. Investors favored large diversified companies over the wireless communications firms favored by the portfolio for their long-term growth potential.

While many hope that the worst of the market volatility has run its course, we believe it is very likely that markets will continue to be challenging. Our objective is to identify high-quality large-cap growth companies with strong fundamentals and attractive valuations. Amid tempered growth prospects, we see opportunities to invest in companies that we have been monitoring whose valuations and fundamentals are compelling. We believe that market fears and indiscriminate selling due to forced liquidations can lead to prices becoming disconnected from fundamentals, presenting significant buying opportunities

Independence Capital Management, Inc.
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

Cumulative Performance Comparison1
January 1, 1999 — December 31, 2008

An investment of $10,000 in the Large Growth Stock Fund on December 31, 1998 would have been worth $4,609. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 1998 would have been worth $6,461.

Average Annual Total Returns1 as of 12/31/08

	1 Year	5 Year	10 Year
Large Growth Stock Fund	(41.87)%	(3.16)%	(7.45)%
Russell 1000 Growth Index	(38.44)%	(3.42)%	(4.27)%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 12/31/08

Percent of Total Investments[2]
Technology	29.0%
Health Care	26.7%
Consumer Discretionary	10.0%
Consumer Staples	9.7%
Energy	7.7%
Industrials	6.6%
Telecommunications	4.9%
Financials	2.9%
Materials & Processing	2.5%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LARGE CAP VALUE FUND

The Penn Series Large Cap Value Fund returned –44.62% for the twelve-month period ending December 31, 2008, compared to the –36.85% return for its benchmark, the Russell 1000 Value Index.

Widespread uncertainty created an environment in which investors became increasingly risk-averse, and selling pressure mounted on stocks and most sectors of the bond market. As the value of those assets declined, highly leveraged institutional investors, such as hedge funds, were faced with redemption requests and demands for additional collateral for their margin loans. To raise cash for these needs, institutional investors were forced to sell their more liquid and creditworthy investments, and most financial assets suffered steep declines. U.S. government securities, which benefited from the flight to quality, were a notable exception.

Falling asset values took a heavy toll on some major financial institutions, resulting in the nationalization of insurer American International Group and mortgage agencies Freddie Mac and Fannie Mae over the summer of 2008. In addition, a number of major banks either were seized by federal regulators or were in danger of such action, sparking a wave of consolidations that claimed venerable financial giants such as Merrill Lynch, Wachovia and Washington Mutual.

The United States and other governments responded aggressively to the crisis. The Federal Reserve Board (the "Fed") and other central banks implemented an unprecedented, coordinated reduction of short-term interest rates. The U.S. Congress enacted the Troubled Assets Recovery Program (TARP), making $750 billion available to restore liquidity to the credit markets. And the U.S. Department of the Treasury created the Temporary Guarantee Program for Money Market Funds, a facility that stands ready to purchase financial instruments from eligible money market funds should the need arise. In December, in an attempt to stimulate economic growth, the Fed reduced its target for U.S. short-term interest rates to between 0% and 0.25%, the lowest level in history.

In terms of individual stock contributors, within the materials sector, the Fund gained performance on Mosaic Co., a position we built up whose stock weathered the credit market storm and economic downturn relatively well. Mosaic is one of the world's leading producers and marketers of potash.

Many of the Fund's poorer performing holdings were in the financials sector, leading us to reduce our allocation to financial stocks by period end. Most financial stocks were hard hit due to continued credit and mortgage related problems. Julius Baer Holding AG, Morgan Stanley, National Financial Partners Corp., Credit Suisse Group (ADS) and Goldman Sachs Group, Inc. were significant detractors to Fund performance. We exited our position in Goldman Sachs.

Energy stocks also tumbled during the reporting period as oil prices plummeted. In particular, Fund performance was hurt by position Hess Corp., a position we exited. In the consumer discretionary sector, Liberty Global, Inc., a U.S.-based cable company with international cable assets, detracted from Fund performance as consumer demand slowed significantly. Within industrials, Siemens AG's stock price declined as investors became concerned about the macroeconomic headwinds facing the company.

Regardless of the broader market environment, we follow a consistent investment strategy. We are long term investors in nature and do not in general rebalance due to current market conditions. We focus on companies that exhibit leadership within their market sector. Specifically, by employing a disciplined, research-driven stock selection process, we seek to find value in companies with a competitive edge within their marketplace.

Independence Capital Management, Inc.
Investment Adviser
OppenheimerFunds, Inc.
Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Cumulative Performance Comparison1
January 1, 1999 — December 31, 2008

An investment of $10,000 in the Large Cap Value Fund on December 31, 1998 would have been worth $9,357. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on December 31, 1998 would have grown to $11,450.

Average Annual Total Returns1 as of 12/31/08

	1 Year	5 Year	10 Year
Large Cap Value Fund	(44.62)%	(4.61)%	(0.66)%
Russell 1000 Value Index	(36.85)%	(0.79)%	1.36%

Portfolio Composition as of 12/31/08

Percent of Total Investments[1]
Financials	19.2%
Health Care	15.8%
Energy	12.4%
Industrials	10.1%
Consumer Staples	8.9%
Utilities	8.6%
Technology	7.0%
Materials & Processing	7.0%
Consumer Discretionary	6.9%
Telecommunications	4.1%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LARGE CAP GROWTH FUND

The Penn Series Large Cap Growth Fund returned –43.82% for the twelve-month period ending December 31, 2008, compared to the –38.44% return for its benchmark, the Russell 1000 Growth Index.

Governments around the world were quick to act in an attempt to mitigate the meltdown in the credit and equity markets in 2008. During the fourth quarter, the Federal Reserve lowered its Fed Fund rate to the lowest point ever, targeting 0% – 0.25%, from 4.25%, where it stood only twelve months ago. Additionally, countries from Australia to Japan to the European Union also lowered their short-term interest rates while U.S. President-elect Obama pledged a fiscal stimulus package of approximately $1 trillion. Even with these actions the U.S. economy continued to weaken. In November the labor market suffered its largest monthly loss of jobs since December 1974 as the unemployment rate crept up to 6.7%, the highest in more than 15 years. As if this wasn't enough, in December the National Bureau of Economic Research said that America officially fell into a recession back in December 2007.

With investors remaining extremely risk averse, companies with premium earnings growth rates, such as those that the Fund finds attractive, were not rewarded. Consequently, it was a tough year for this strategy on both an absolute and relative basis. For the full year 2008, the Fund's underperformance was largely attributed to weakness in the consumer discretionary, producer durables and technology sectors. The materials and processing sector provided modest excess return versus the benchmark, which slightly offset weakness in other areas of the Fund.

In the consumer discretionary sector, slower growth companies that the Fund did not own during the period generally held the high ground, while the market tended to punish the higher growth companies that we favor. For example, well known companies that we did not own like Wal-Mart and McDonald's held up reasonably well. On the other hand, our positions in Google, Urban Outfitters, and Guess? traded substantially lower. We continue to hold shares in these companies, as we think an improving economic environment in 2009 should provide for a more favorable outlook for each of these companies.

In the materials and processing sector, agricultural nutrients and fertilizer producer The Mosaic Company was the largest contributor to relative returns for the year as average prices for the company's two largest revenue sources rose significantly in 2008.

Although the economic landscape will likely continue to be challenging for the next couple of quarters, the market is forward-looking and tends to rebound prior to the economy turning. We think the stock market offers plenty of good opportunities, with bona fide growth stocks selling at price/earnings ratios equal to only a fraction of their long-term earnings-growth rates. In our estimation, it's likely that our economy should begin to recover by mid-2009 and earnings, the engine that drives the stock market, should improve throughout the year.

Independence Capital Management, Inc.
Investment Adviser
Turner Investment Partners
Investment Sub-Adviser

Cumulative Performance Comparison1
May 1, 2002 — December 31, 2008

An investment of $10,000 in the Large Cap Growth Fund on May 1, 2002 would have been worth $7,112. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on May 1, 2002 would have been worth $8,786.

Average Annual Total Returns1 as of 12/31/08

	1 Year	5 Year	Since Inception[2]
Large Cap Growth Fund	(43.82)%	(7.68)%	(4.98)%
Russell 1000 Growth Index	(38.44)%	(3.42)%	(2.21)%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 12/31/08

Percent of Total Investments[3]
Technology	21.6%
Healthcare	14.5%
Consumer Discretionary	13.0%
Energy	12.9%
Consumer Staples	11.7%
Financials	11.4%
Industrials	7.8%
Telecommunications	3.4%
Materials & Processing	2.9%
Utilities	0.8%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  The Fund's inception date was May 1, 2002.

3  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

INDEX 500 FUND

The Penn Series Index 500 Fund returned –36.08% for the twelve-month period ending December 31, 2008, compared to the –37.00% return for its benchmark, the S&P 500 Index.

From a financial standpoint, the closing stanza of 2008 brought a devastating end to an already brutal year. Although December produced modest relief for equity prices, the latest three months still entailed a harrowing 21.9% decline for the S&P 500. Weighing on stocks through October and November were overwhelming global liquidity needs in the wake of the Lehman Brothers failure in mid-September. Against a backdrop of sharply deteriorating economic data, poor earnings news, and ongoing asset impairment at large financial institutions, few investors could muster the moxie or the money to resist the sustained selling pressure. Bucking the downtrend, however, were the U.S. Federal Reserve and the U.S. Treasury, who fought valiantly to preserve financial stability by injecting capital into lending institutions, accepting troubled assets as collateral, and slashing interest rates to the floor.

Within the index, sector performance was mixed in December. But selling in October and November was aggressively broad enough that every sector and industry group still finished in the red for the whole of the fourth quarter. Health care stocks and consumer discretionary issues led the December gainers. The health care sector climbed 6.8% in the latest month, paring its fourth-quarter loss to 12.1%, as shares of major drug companies, many with ample dividends, bounced back nicely from recent selling. In the consumer arena, big December gains for several beaten-down restaurant, retailing, and media names offset ongoing woes in the auto-related arena. The discretionary sector advanced 5.5% in the last month of the year, but with earlier damage, it retained a 22.9% decline for the full fourth quarter.

The best performing group for the tumultuous final three months of 2008 was telecommunications services. Even though the telecom sector gained a more modest 1.0% in December, the appeal of its steady dividends helped make it a major outperformer for the fourth quarter. Sheltered also by having absorbed more selling earlier in 2008, telecommunications services limited its latest three-month loss to just 1.4%. On the negative side, energy was the weakest sector in December, falling 4.0% while the broader averages underwent a mild recovery. Continued declines in product prices hurt the energy group, but its apparent cheapness limited its three-month losses to 20.6%, slightly less severe than the 21.9% quarterly retreat for the S&P as a whole.

The dismal and destructive year of 2008 at least had the decency to finish on a modestly constructive note. Confidence in the credit markets seemed to be building again, as LIBOR rates worked their way lower and corporate bond spreads began to thaw. Volatility continued to retreat from its autumn peaks as the buildup of assets in cash instruments offered a cushion to portfolio performance and equity prices reached levels where grizzled value investors began to place bids. Concerted government efforts to stabilize financial markets and provide counter-cyclical spending initiatives now offer hope that the hard edges of recession can be softened. In principle, these salutary developments suggest that 2009 can begin on the right foot. Indeed, on conventional measures like dividends, earnings, and book value, the relative value proposition currently offered by equities is the most generous seen in decades, particularly in comparison with U.S. Treasury issues. If cheap credit markets can continue to rally, the relative appeal of equities can increase even further.

Where a more promising outlook may hit some snags is on the profits front. Earnings expectations have fallen sharply in recent months, but the ultimate ramifications of recent job losses and changing consumer priorities may yet take a greater toll on longer-term growth projections. Happily, the strong performers of 2008, namely cash and U.S. Treasury issues, provide such scanty income at this point that incentive to maintain long-term positions in these ostensibly safe assets may fade quickly if the incoming Obama administration can build on a budding upswing in sentiment. And riskier assets with more generous yields, including stocks and corporate bonds, may slowly recover some of the capital that fled from them so desperately during the dark days of 2008.

Independence Capital Management, Inc.
Investment Adviser
State Street Global Advisors
Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Cumulative Performance Comparison1
May 1, 2000 — December 31, 2008

An investment of $10,000 in the Index 500 Fund on May 1, 2000 would have been worth $7,119. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on May 1, 2000 would have been worth $7,245.

Average Annual Total Returns1 as of 12/31/08

	1 Year	5 Year	Since Inception[2]
Index 500 Fund	(36.08)%	(2.20)%	(3.73)%
S&P 500 Index	(37.00)%	(2.19)%	(3.81)%

Portfolio Composition as of 12/31/08

Percent of Total Investments[3]
Technology	15.3%
Healthcare	14.8%
Energy	13.3%
Financials	13.2%
Consumer Staples	12.9%
Industrials	11.1%
Consumer Discretionary	8.3%
Utilities	4.3%
Telecommunications	3.8%
Materials & Processing	3.0%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  The Fund's inception date was May 1, 2000.

3  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MID CAP GROWTH FUND

The Penn Series Mid Cap Growth Fund returned –48.87% for the twelve-month period ending December 31, 2008, compared to the –44.32% return for its benchmark, the Russell Midcap Growth Index.

Faced with one of the most difficult equity markets that many have not seen in our lifetimes, it is not to be unexpected that the Fund, which emphasizes earnings growth, would be challenged. The consumer discretionary and health care sectors detracted the most from relative performance while the financial services sector contributed the most to results, helped in part by our general avoidance of credit sensitive companies.

The consumer discretionary sector continued to be an area of concern with consumers faced with the reality of a full-blown recession. Consumer sensitive industries such as apparel, gaming and restaurants all detracted meaningfully from relative results as consumers spent less on non-essential items. Guess? Inc., the apparel retailer and wholesaler, was victimized by a beaten down retail environment and was forced to lower its outlook for 2008. Less foot traffic in their stores coupled with promotions by competitors cut into profits in their North American business. We still own the security but have reduced our exposure. Casino operator Wynn Resorts Ltd. fell substantially as its Las Vegas casino/hotel could not overcome a cautious consumer faced with numerous recessionary forces. We continue to own the casino operator despite the current economic conditions that exist as their business in Macau is acting as a catalyst for future growth.

A security that helped relative performance during the third quarter but had detracted from relative performance in the fourth quarter was printing company VistaPrint Ltd. The company lowered their outlook for fiscal 2009 due to the deteriorating economy along with fact that the strengthening U.S. Dollar hurt margins from their non-U.S. business segments. We continue to own the security but have significantly reduced the position. From a positioning standpoint, we added restaurant companies to the Fund as we expect them to benefit from lower food costs in 2009 and continue to favor early cycle securities anticipating an economic recovery in 2009.

Relative underperformance in the health care sector was largely due to weakness in both Intuitive Surgical, a long term holding in the Fund. Intuitive Surgical, manufacturer of the da Vinci robotic surgical system, traded lower due to concerns that the challenging economic environment would result in a general cut back in hospital capital spending plans. United Therapeutics Corp., a biotechnology company, traded lower on the news of a failed trial for their oral version of the blood pressure drug Remodulin. The company plans on continuing the trial but this setback could potentially delay the drug from entering the marketplace by two years. We have shifted the weighting in this sector during the year, as we have lowered our exposure to medical specialty holdings. Alternatively, we decided it was the right time to get back into the managed care segment of the sector with the addition of Aetna Inc. We believe the health insurance company has the best enrollment rates for 2009 and they should benefit from increased pricing.

Although the economic landscape will continue to be challenging for the next couple of quarters, the market is forward-looking and tends to rebound prior to the economy turning. We think the stock market offers plenty of good opportunities, with bona fide growth stocks selling at price/earnings ratios equal to only a fraction of their long-term earnings-growth rates. In our estimation, it's likely that our economy should begin to recover by mid-2009 and earnings, the engine that drives the stock market, should improve throughout the year. And though it remains to be seen if the low of the S&P 500 Index of 752.44 reached on November 20 will in fact prove to be the low for this market cycle, we think that stocks are likely to be higher 12 months from now and, more importantly, three to five years from now and over the next decade.

Independence Capital Management, Inc.
Investment Adviser
Turner Investment Partners
Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Cumulative Performance Comparison1
May 1, 2000 — December 31, 2008

An investment of $10,000 in the Mid Cap Growth Fund on May 1, 2000 would have been worth $5,420. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell Mid Cap Growth Index, during the same period. A $10,000 investment in the Russell Mid Cap Growth Index on May 1, 2000 would have been worth $5,932.

Average Annual Total Returns1 as of 12/31/08

	1 Year	5 Year	Since Inception[2]
Mid Cap Growth Fund	(48.87)%	(3.06)%	(6.82)%
Russell Mid Cap Growth Index	(44.32)%	(2.33)%	(6.30)%

Portfolio Composition as of 12/31/08

Percent of Total Investments[3]
Consumer Discretionary	21.3%
Technology	20.5%
Industrials	14.4%
Healthcare	12.4%
Financials	9.8%
Energy	7.8%
Materials & Processing	5.3%
Consumer Staples	4.2%
Telecommunications	2.2%
Utilities	2.1%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  The Fund's inception date was May 1, 2000.

3  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MID CAP VALUE FUND

The Penn Series Mid Cap Value Fund returned –47.26% for the twelve-month period ending December 31, 2008, compared to the –38.44% return for its benchmark, the Russell Midcap Value Index.

There was no place to escape the broad-based stock market carnage in 2008. All 10 of the Russell Midcap Value Index sectors posted double digit losses and seven of ten sectors declined by 30% or more. Even traditionally defensive sectors such as Consumer Staples, Healthcare, and Utilities posted double digit percentage losses.

Industrials sector investments penalized Fund performance most severely. We thought our strategy of owning industrial companies in secular growth businesses, most notably energy infrastructure, would insulate us from the potential damage to traditional cyclicals as the economy weakened. However, cascading energy prices along with the credit crunch is expected to cause delays and/or postponements in energy infrastructure projects, dimming the near-term outlook for several of our holdings. Materials sector holdings, especially metals and mining companies, were also hit hard as the prospect of a global economic slowdown sent materials prices lower. Returns in Healthcare were primarily the result of the generally poor performance of the HMOs in the Fund.

Information Technology was our only significant relative performance bright spot. The Fund was materially over-weighted in the sector and our holdings declined only half as much as the corresponding benchmark sector.

Relatively few Fund holdings performed well in this ugly market. Property and casualty insurer WR Berkley and re-insurer Partners Re benefited from reduced underwriting capacity and firmer pricing. Mortgage REIT Annaly Capital, which deals exclusively in GSE guaranteed conforming mortgages also performed well. Major performance detractors included energy infrastructure construction firm Chicago Bridge and Iron, which had trouble with a major contract, and metals and mining firms Teck Cominco and Freeport McMoran Gold and Copper that fell sharply along with metals prices.

We remain constructive on energy because we still believe that over the longer term, demand will outpace supply growth constrained by the relatively high decline rates of existing wells, the lack of major new discoveries, the rising cost of exploration and production, and ongoing political instability in major energy producing nations. We make a similar case for Materials sector holdings. While demand in emerging market economies (the real underpinning of global materials demand) has slowed temporarily, we believe government stimulus packages and essential infrastructure spending will eventually result in a substantial increase in materials prices from currently depressed levels. Over the intermediate term, the building of refineries, pipelines, liquefied natural gas processing facilities, and power generation plants may temporarily be put on hold. However, when the global economy regains traction, the well-positioned portfolio companies in these businesses should quickly regain earnings momentum, especially those with a significant percentage of revenue coming from developing nations.

It is difficult to predict precisely when the U.S. and global economies will begin to firm. However, we note that the November 24 rescue of Citigroup along with the Treasury Department and Federal Reserve's moves to lower interest rates, promote inter-bank lending and narrow credit spreads is beginning to have a positive impact on the credit markets. Also, we have yet to receive the full benefit of much cheaper energy prices, the equivalent of a major tax break for consumers. Finally, a substantial fiscal stimulus package will be put into effect shortly after President Elect Obama takes office.

While there will certainly be more negative economic headlines in the months ahead, we believe the stage is set for the U.S. and global economies to emerge from recession in the second half of 2009. If the past is prologue to the future, the stock market will begin anticipating better economic news six to nine months ahead of its arrival. With high quality stocks in most market sectors trading at historically low valuations, we think equities may have already bottomed and are poised to begin regaining lost ground in the quarters ahead.

Independence Capital Management, Inc.
Investment Adviser
Neuberger Berman Management
Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Cumulative Performance Comparison1
May 1, 2000 — December 31, 2008

An investment of $10,000 in the Mid Cap Value Fund on May 1, 2000 would have grown to $12,503. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell Mid Cap Value Index, during the same period. A $10,000 investment in the Russell Mid Cap Value Index on May 1, 2000 would have grown to $15,253.

Average Annual Total Returns1 as of 12/31/08

	1 Year	5 Year	Since Inception[2]
Mid Cap Value Fund	(47.26)%	(3.35)%	2.66%
Russell Mid Cap Value Index	(38.44)%	0.33%	4.46%

Portfolio Composition as of 12/31/08

Percent of Total Investments[3]
Financials	25.5%
Energy	12.0%
Consumer Discretionary	11.0%
Utilities	10.7%
Health Care	9.9%
Industrials	9.4%
Technology	8.9%
Consumer Staples	8.5%
Materials & Processing	4.1%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  The Fund's inception date was May 1, 2000.

3  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MID CORE VALUE FUND

The Penn Series Mid Core Value Fund returned –38.89% for the twelve-month period ending December 31, 2008, compared to the –38.44% return for its benchmark, the Russell Midcap Value Index.

The largest contributor to performance during the one-year period ending December 31, 2008 was stock selection within the materials and processing sector. Archer Daniels Midland was the largest contributor to the Fund overall. Shares of the agricultural giant jumped after management announced earnings, which handily beat expectations, thus dissipating concerns about the impact of falling ethanol prices. Also aiding performance was the Fund's overweight within the health care sector, which was the second strongest segment of the index. The Fund especially benefited from its overweight exposure within drug and pharmaceutical companies, such as King Pharmaceuticals.

Negative stock selection within the consumer discretionary sector was the most significant detractor during the year. Shares of R.H. Donnelley tumbled after management had sharply lowered the outlook for full year 2008 and declined to initiate a dividend amid the difficult advertising environment. Within the auto & transportation sector, stock selection was again a drag on performance. Goodyear Tire & Rubber suffered from the double impact of rising input costs and slumping demand in North America. Stock selection also hampered performance within the consumer staples sector. This was largely a result of poor performance within two food companies, Dean Foods and Smithfield Foods.

During 2008, the U.S. has experienced financial turmoil to an extent not seen since the Great Depression. Officially in a recession for a year now, we are not expecting significant improvement in the U.S. economy in the near future. We have therefore been populating the Fund with a combination of companies that have the ability to weather the current storm as well as those that are positioned to take advantage during the early stages of an economic recovery.

The Fund's largest sector weighting is currently in utilities, which have been providing relatively stable earnings and have high dividend yields. While we remain underweight within financial services, we have decreased this underweight by adding selectively to regional banks with limited mortgage exposure. As we move into 2009, we will continue to evaluate opportunities to shift the Fund to a more pro-cyclical position.

Independence Capital Management, Inc.
Investment Adviser
Lord, Abbett & Co. LLC
Investment Sub-Adviser

Cumulative Performance Comparison1
May 1, 2002 — December 31, 2008

An investment of $10,000 in the Strategic Value Fund on May 1, 2002 would have been worth $9,977. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell Mid Cap Value Index, during the same period. A $10,000 investment in the Russell Mid Cap Value Index on May 1, 2002 would have grown to $11,764.

Average Annual Total Returns1 as of 12/31/08

	1 Year	5 Year	Since Inception[2]
Mid Core Value Fund	(38.89)%	(1.44)%	(0.03)%
Russell 1000 Growth Index	(38.44)%	(0.33)%	1.76%

Portfolio Composition as of 12/31/08

Percent of Total Investments[3]
Industrials	13.3%
Consumer Discretionary	13.0%
Financials	11.6%
Telecommunications	11.5%
Consumer Staples	10.6%
Utilities	10.1%
Health Care	8.6%
Materials & Processing	8.5%
Technology	7.5%
Energy	5.3%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  The Fund's inception date was May 1, 2002.

3  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SMALL CAP GROWTH FUND

The Penn Series Small Cap Growth Fund returned –50.05% for the twelve-month period ending December 31, 2008, compared to the –38.54% return for its benchmark, the Russell 2000 Growth Index.

In 2008, the majority of the Fund's underperformance occurred during the first quarter. Despite their volatility, our energy holdings were the largest relative contributors for the year, as our focus on low-cost, high-growth natural gas exploration and production companies has benefited returns. Still, weakness in our industrial and health care stocks overshadowed strength elsewhere in the Fund, resulting in our underperformance for the calendar year. The majority of our core holdings are long-standing positions in the Fund. Some of these stocks that have underperformed during the past six months remain among our highest conviction, most attractive risk-reward investments. Our confidence continues to grow in their ability to outperform in 2009.

Casino operator Pinnacle Entertainment was the top Fund performer during the fourth quarter, benefiting from strong results at its Louisiana casinos and favorable legislation in St. Louis. We remain encouraged by Pinnacle's strategic geographic positioning.

Title insurance provider Fidelity National Financial, a new position in the Fund, has gained market share and executed superior to peers in a challenging operating environment. With close competitors exiting the business, Fidelity National is likely to continue its market share growth trend and will certainly benefit from resurgence in mortgage refinancing.

Two positions from which we took profits during the third quarter proceeded to sell off sharply during the fourth quarter. Mid-quarter, we reinitiated positions in employee spend management provider Concur Technologies and aircraft systems developer AeroVironment, and both proceeded to outperform. Concur reported record sales as customers sought the company's services to reduce operating costs, while AeroVironment won contracts and gained governmental budget support.

Several commodity-linked holdings in energy, industrials and materials spearheaded the Fund's decline during the third quarter after meaningfully contributing to returns earlier in the year. Independent oil and gas companies Quicksilver Resources and Carrizo Oil & Gas were unduly punished in the fourth quarter due to fears that they may rely too heavily on debt financing. However, both Quicksilver and Carrizo have recently increased their credit facilities and hold primarily long-term debt, dismissing any liquidity concerns. Additionally, the companies' exposure to the Barnett Shale has generated tremendous cash flows, even in a low commodity price environment. PetroQuest Energy also underperformed, and though we continue to like the company, we eliminated our position in favor of lower-cost companies.

AerCap Holdings, a company that leases aircrafts, was hurt during the fourth quarter by concerns over cancelled leases and the company's international exposure. AerCap, however, is diversified in the carriers to whom it leases, and our research suggests that even with significant lease cancellations and fleet value depreciation, AerCap's share price is still worth a sizeable premium to its quarter-end value.

Drug manufacturer Pozen was hurt by uncertainty over the company's ability to gain market share for its migraine medication, Treximet. We believe these fears are unfounded, and believe Pozen's growth profile remains intact.

We remain modestly underweight technology and consumer discretionary and continue to be opportunistic in these areas. Particularly in consumer, low commodity prices are likely to provide a meaningful tailwind, and we will continue to monitor investment candidates on an individual security basis. As always, we continue to allocate our capital to our most attractive risk-reward investments while maintaining a balanced, diversified Fund.

We anticipate continued economic weakness through at least the first half of 2009. However, the central focus of our investment process is, as always, bottom-up stock selection, and so we've focused on companies that can work regardless of the economic recovery. Our most sizeable sector shift during the fourth quarter was to an overweighting in financials, where we've identified several companies that are capable of robust growth in the coming years as a result of the recent fallout. These companies include boutique merger and acquisition firms, gaining from the collapse of several investment banks, as well as lenders and insurance providers, which should reap the benefits of dramatic market share shifts.

Independence Capital Management, Inc.
Investment Adviser
Oppenheimer Capital LLC
Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Cumulative Performance Comparison1
May 1, 1999 — December 31, 2008

An investment of $10,000 in the Small Cap Growth Fund on December 31, 1998 would have been worth $9,057. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 2000 Growth Index, during the same period. A $10,000 investment in the Russell 2000 Growth Index on December 31, 1998 would have been worth $9,266.

Average Annual Total Returns1 as of 12/31/08

	1 Year	5 Year	10 Year
Small Cap Growth Fund	(50.05)%	(9.16)%	(0.99)%
Russell 2000 Growth Index	(38.54)%	(2.35)%	(0.76)%

Portfolio Composition as of 12/31/08

Percent of Total Investments[2]
Healthcare	24.2%
Industrials	23.2%
Technology	18.3%
Energy	13.4%
Consumer Discretionary	10.1%
Financials	6.8%
Consumer Staples	2.9%
Materials & Processing	1.1%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SMALL CAP VALUE FUND

The Penn Series Small Cap Value Fund returned –27.15% for the twelve-month period ending December 31, 2008, compared to the –28.92% return for its benchmark, the Russell 2000 Value Index.

In the past year, a mix of perception, emotion and technical forces caused dislocation of the share prices of many enterprises from their true economic values. Regardless, high market uncertainty often leads to greater market inefficiencies. As fundamental stock pickers, we strive to capitalize on these inefficiencies by looking through the emotion for long-term survivors and winners.

The Fund outperformed the Russell Small Cap Value index, finishing 2008 ahead of the benchmark. Throughout this period, the Fund mitigated downside volatility, particularly in credit sensitive areas. These trends are largely attributed to our emphasis on quality and preference for well-capitalized companies, led by experienced management teams, as well as our diversified approach to portfolio construction.

Several of our largest holdings performed relatively well in a significantly weakened market environment. Shares of AirTran Holdings, Inc. rebounded from mid-year lows as the prospects of lower fuel costs and reduced capacity helped drive the stock higher. The Fund also experienced gains in select financial holdings, such as Bank of the Ozarks, Inc. and First Financial Bankshares, Inc. Our overall exposure to this sector remains focused on banks that we believe have sufficient capital. In some cases, such as First Financial, our holdings have not required TARP assistance due to the existing strength of their balance sheets.

Sharp reactions to cautious company outlooks drove down the share prices of our large names in Healthcare — American Medical Systems Holdings, Inc. and Symmetry Medical, Inc. Despite the recent weakness in both holdings, we remain constructive on the outlooks of both companies. In our view, demand trends for orthopedics and medical solutions should hold up relatively well in a challenging economic environment. In REITs, industry wide weakness weighed on our investments in Parkway Properties Co. and BioMed Realty Trust.

As forward-looking investors, we added to several key investments that trade at levels we believe to be compelling. We added to our holdings of AirTran Holdings, Inc. amid an improved operating backdrop. In our view, the discount airline should take advantage of newly introduced revenue drivers, such as baggage fees, while also benefiting from industry leading cost structure. We also added to our investment in Parametric Technology Corp., a company that generates robust free cash flow and recurring revenues.

We eliminated several former top holdings in an effort to improve the risk profile of the Fund. We sold our last stakes in Parallel Petroleum and Rex Energy in response to heightened volatility in the energy sector. We also reduced our investments in several top ten names such as El Paso Electric and ProAssurance Corp. While we continue to hold constructive views on both names, we have sized these investments to better reflect our risk/reward assumptions. We also reduced our top ideas in REITs — Biomed Realty Trust and American Campus Communities.

Looking into 2009, we are cautious on companies led by unseasoned and untested management teams. We are also concerned that looming earnings disappointments will support market volatility at elevated levels. While we do not expect a swift end to corporate weakness, we do see prospects in select companies we believe are poised to benefit from an environment of lower competition, higher pricing and improved market share. We also think well-capitalized companies led by shareholder friendly management should find ways to distance themselves from weakened industry peers. As such, we are excited to find ourselves in a unique market, rich with newly discounted opportunities for fundamental stock pickers. We believe our consistent, disciplined approach to identifying these high quality, cash-generative businesses should enable our portfolios to be potentially consistent strong and competitive returns over time.

Independence Capital Management, Inc.
Investment Adviser
Goldman Sachs Asset Management
Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Cumulative Performance Comparison1
January 1, 1999 — December 31, 2008

An investment of $10,000 in the Small Cap Value Fund on December 31, 1998 would have grown to $18,503. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 2000 Value Index, during the same period. A $10,000 investment in the Russell 2000 Value Index on December 31, 1998 would have grown to $18,089.

Average Annual Total Returns1 as of 12/31/08

	1 Year	5 Year	10 Year
Small Cap Value Fund	(27.15)%	(0.71)%	6.29%
Russell 2000 Value Index	(28.92)%	(0.27)%	6.11%

Portfolio Composition as of 12/31/08

Percent of Total Investments[2]
Financials	39.9%
Industrials	14.6%
Technology	11.2%
Consumer Discretionary	9.1%
Utilities	7.5%
Healthcare	5.5%
Materials	5.1%
Consumer Staples	3.3%
Energy	3.0%
Telecommunications	0.8%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

INTERNATIONAL EQUITY FUND

The Penn Series International Equity Fund returned –41.28% for the twelve-month period ending December 31, 2008, compared to the –43.06% return for its benchmark, the MSCI EAFE Index.

Many investors sold indiscriminately during the end of the 2008 year, pushing valuations lower, and creating opportunities for investors who recognized them as such. We took advantage of pricing weakness by adding companies that we believe are positioned to deliver strong performance over the intermediate and longer term — companies that previously were too richly priced for inclusion in our Fund. We also added to current positions, concentrating the Fund's positions in select high quality names.

Spain was a two-fold winner for the Fund. Our stock selection was strong and the Fund was significantly overweight relative to the index. Enagas, which is involved in the construction and operation of Spain's natural gas distribution, and Red Electrica, which owns and operates most of Spain's power transmission grid, both made positive contributions to absolute performance during the end of the year.

Strong stock selection and an overweight position relative to the index — the result of holding sizeable positions in select high quality names — helped Switzerland make a significant contribution to relative Fund performance during the end of the year. Phillip Morris International, Nestle, and Roche, all made positive contributions to relative performance.

Strong stock selection and an underweight position in the country relative to the index helped France make a positive contribution to relative performance during the last quarter of the year. Essilor, the leading producer of ophthalmic lenses, coatings, products and supplies, made positive contributions to relative performance year-to-date. Air Liquide, the world's second largest industrial gas supplier, made a positive relative contribution for the year.

Energy companies made a strong negative contribution to Fund performance over the full year. The strong stock selection and good allocation decisions in most other sectors helped offset the poor performance of the energy sector. For the full year, energy was the worst performing sector in the Fund. At the end of 2008, we sold many of our positions in oil construction and consulting services companies, as well as some other energy related companies, and invested the assets in better opportunities in the marketplace.

Our underweight position in the financial sector helped relative performance over the full year. At the end of the year, the addition of QBE Insurance Group Limited, a high quality Australian insurance and reinsurance firm that has a good history of controlling costs and managing bolt-on acquisitions, boosted absolute and relative performance.

Telecommunications companies were among the best performers in developing countries during the last quarter of the year 2008. The Fund's underweight position and stock selection hurt our relative performance. Our limited exposure to the sector includes names in emerging markets such as Bharti Airtel, which made a positive contribution to relative performance, and America Movile, which did not.

We are mindful of the fact that it is impossible to buy businesses that are completely without risk; however, during 2008, we were able to invest in an extremely desirable group of high quality companies that have sustainable businesses, strong market positions, and excellent management. If the companies that we hold grow their value or net worth in line with expectations, they will prove quite lucrative. As a result, we believe the Fund is positioned to deliver strong performance over longer periods.

Independence Capital Management, Inc.
Investment Adviser
Van Kampen Investments
Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Cumulative Performance Comparison1
January 1, 1999 — December 31, 2008

An investment of $10,000 in the International Equity Fund on December 31, 1998 would have grown to $14,215. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the MSCI EAFE Index, during the same period. A $10,000 investment in the MSCI EAFE Index on December 31, 1998 would have grown to $11,211.

Average Annual Total Returns1 as of 12/31/08

	1 Year	5 Year	10 Year
International Equity Fund	(41.28)%	6.88%	3.58%
MSCI EAFE Index	(43.06)%	2.10%	1.18%

Portfolio Composition as of 12/31/08

Percent of Total Investments[2]
United Kingdom	17.7%
India	11.9%
Switzerland	9.6%
Spain	9.4%
Japan	8.7%
United States	7.4%
France	7.0%
Australia	5.5%
Brazil	5.4%
Netherlands	4.8%
Denmark	3.3%
Hong Kong	2.2%
Mexico	2.1%
Norway	1.1%
Canada	1.0%
Germany	1.0%
South Korea	1.0%
Singapore	0.9%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent the countries in which the securities are denominated.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

REIT FUND

The Penn Series REIT Fund returned –39.38% for the twelve-month period ending December 31, 2008, compared to the –39.20% return for its benchmark, the DJ Wilshire REIT Index.

All asset classes suffered during the year, but REITs appear to have suffered more for several reasons. First of all, the credit crises intensified as the year went on, resulting in real estate debt markets virtually freezing over the last 90 days of the year. Also, as the economic outlook worsened during 2008, it became clear that demand for space in almost all property types would decline resulting in rising vacancy rates and falling rental rates. The greatest challenges during the year were driven by investing during a time of rapidly deteriorating economic fundamentals, extreme uncertainty in the market, and dramatically increased volatility for the market overall and REITs in particular.

During the year, the Fund was positioned in companies with cash flow growth that is achievable and attractive; leverage, which is reasonable and with manageable near term debt maturities; dividends that are well covered by cash flow; and valuations which are reasonable and attractive. This positioning worked very well during the first three quarters of the year, driving outperformance relative to the benchmark, but during the fourth quarter the Fund underperformed as the riskier companies in the benchmark outperformed.

Security selection was a negative for the year driven by weakness in the local retail, mixed and office sectors. The local retail sector detracted from relative performance due to overweighting Federal Realty Trust. The mixed sector detracted due to overweighting Dupont Fabros Technology and holding Duke Realty at the wrong time. For the office sector, overweighting BioMed Realty Trust and Brookfield Properties detracted from relative performance.

While security selection overall was negative, positive security selection came from the diversified sector. The diversified sector provided some of the strongest security selection as a result of not holding Forest City Enterprises, the worst performing security in the sector, and overweighting Vornado Realty Trust.

Sector allocation was positive for the year, driven by an underweight to the industrial sector, the worst performing sector of the benchmark. Also contributing was an overweight to the health care sector, which performed well. While sector allocation overall was positive, negative allocation came from overweighting the regional retail sector, the third-worst performing sector of the benchmark.

The outlook for the Fund is mixed. On one hand, economic fundamentals will remain weak in 2009 and real estate fundamentals will remain weak even longer since real estate lags the economy. In addition, the limited availability of debt capital and higher required returns on equity capital will result in declining real estate values. On the other hand, it appears the REIT market has priced a significant amount of the bad news.

Independence Capital Management, Inc.
Investment Adviser
Heitman Real Estate Securities
Investment Sub-Adviser

Cumulative Performance Comparison1
May 1, 2002 — December 31, 2008

An investment of $10,000 in the REIT Fund on May 1, 2002 would have grown to $12,643. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the DJ Wilshire Real Estate Securities. Index, during the same period. A $10,000 investment in the DJ Wilshire Real Estate Securities Index on May 1, 2002 would have grown to $13,636.

Average Annual Total Returns1 as of 12/31/08

	1 Year	5 Year	Since Inception[2]
REIT Fund	(39.38)%	0.18%	3.57%
DJ Wilshire REIT Index	(39.20)%	0.65%	4.76%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 12/31/08

Percent of Total Investments[3]
Apartments	16.9%
Healthcare	16.0%
Mixed Industrial/Office	14.9%
Office Property	13.0%
Regional Malls	11.5%
Strip Centers	10.7%
Storage & Warehousing	7.8%
Industrial	5.6%
Hotels and Resorts	3.0%
Building & Real Estate	0.6%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  The Fund's inception date was May 1, 2002.

3  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LARGE CORE GROWTH FUND

The Penn Series Large Core Growth Fund returned –38.45% from August 25, 2008 through to December 31, 2008, compared to the –38.44% return for its benchmark, the Russell 1000 Growth Index for the same time period.

Allocations to the energy sector detracted significantly from performance for both during the fourth quarter and for the year. Weakness in the underlying commodity prices for oil and natural gas played a major role in the pullback of energy-related shares — exploration and production, and energy service companies. Although fundamentals weakened further during the fourth quarter, in many cases, equity market prices have incorporated a doomsday scenario. Chesapeake Energy Corp., a leading natural gas producer in North America, was a detractor as its shares were down in tandem with natural gas prices over the fourth quarter. Our confidence in Chesapeake's future growth prospects eroded despite moves by the company to shore up capital and reduce spending by shutting in capacity until the pricing environment improves. As a result, we eliminated our investment during the quarter but are paying close attention for signs of a return to growth.

Looking forward, we reduced our overall exposure in the energy sector to a market weight, as we view this sector to be more of a late-cycle participant in the global economic recovery. Within the sector, our focus shifted to those companies with direct commodity exposure and to service stocks trading at extreme valuation discounts. We see integrated oil company and exploration and production stocks to be the primary beneficiaries of lower oil service costs and improved commodity prices as supply continues to tighten.

Holdings within the telecommunications sector, primarily wireless service companies, also detracted from performance. Currency headwinds and credit fears crowded out otherwise strong fundamentals and put pressure on the holdings in the Fund. After many years of stable currency trends, NII Holdings Inc., a core name with operations in the postpaid cellular market in Latin America, suffered as both the Mexican peso and the Brazilian real rapidly depreciated versus the U.S. dollar. This currency movement increased investor fears of negative currency translation and was not enough to offset strengthening enrollment, market share gains and steady average revenue per user. Growth prospects, however, remain bright as the company continues to dominate the postpaid markets where they compete and will benefit from the steady migration to data usage by consumers over time. Fears of an extended freeze in credit markets hurt the valuation of American Tower Corp., the largest U.S. cellular tower operator. Investor concerns were predicated on a fear of rising costs of capital in the industry as competitors to American Tower had debt maturities coming due in the next few years. We remain encouraged by the strong fundamentals of both companies.

In the face of tough economic conditions for the consumer — especially rising unemployment and tightening credit standards — stock selection within the consumer discretionary sector provided solid relative gains for the Fund. Throughout the year, we continued to identify companies that could weather the economic downturn, either because of defensive characteristics or as beneficiaries of the consumer trade down effect. Apollo Group, Inc., a publicly traded higher education company, posted strong enrollment growth and contributed to performance with a positive absolute return. Enrollment was driven by students weighing the opportunity of improving their prospects while waiting out the economic downturn. The incremental enrollment provided margin expansion as the company leveraged its fixed costs in buildings and infrastructure while undertaking additional cost control measures. McDonald's Corp., a core holding, was added during the third quarter as signs of broader economic weakness became more evident. With consumers trading down and initiatives in place to improve margins, the growth of the company remained steady, allowing for strong relative performance.

While we expect the dire economic headlines to continue into 2009, we have the distinct view that the markets have largely priced in the vast majority of bad news. We are prudently and gradually shifting the Fund to balance our defensive "core growth" holdings with positions in "developing situations" that will provide buoyancy in an up market.

Independence Capital Management, Inc.
Investment Adviser
Wells Capital Management
Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Cumulative Performance Comparison1
August 25, 2008 — December 31, 2008

An investment of $10,000 in the Large Core Growth Fund on August 25, 2008 would have been worth $6,155. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on August 25, 2008 would have been worth $6,733.

Average Annual Total Returns1 as of 12/31/08

Since Inception[2]
Large Core Growth Fund	(38.45)%
Russell 1000 Growth Index	(38.44)%

Portfolio Composition as of 12/31/08

Percent of Total Investments[3]
Technology	25.0%
Consumer Discretionary	15.7%
Healthcare	15.4%
Financials	14.9%
Consumer Staples	9.9%
Energy	7.1%
Industrials	5.3%
Telecommunications	4.2%
Materials	2.5%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  The Fund's inception date was August 25, 2008.

3  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

LARGE CORE VALUE FUND

The Penn Series Large Core Value Fund returned –27.05% from August 25, 2008 through to December 31, 2008, compared to the –36.85% return for its benchmark, the Russell 1000 Value Index for the same time period.

Each of the 10 major sectors within the Index posted double-digit negative returns for the year. The best-performing sectors for the Index were consumer staples and health care, while financials, information technology and materials produced the weakest sector performance. Our discipline of investing in high quality large-cap companies and adherence to our strict sell discipline resulted in less volatility than the broad equity markets during the year.

Global equity markets suffered profound losses during 2008, a year that will likely go down as one of the worst in modern financial market history. The U.S. economy held up relatively well during the first half of the year, but the simultaneous bursting of the housing, credit and commodity bubbles created a global financial crisis of unforeseen levels. Equity markets collapsed during the second half of the year, as a series of catastrophic events on Wall Street induced panic and fear among market participants.

It is during such periods of market stress and turmoil that great investment opportunities are most likely to present themselves. Our focus on the market's best and most liquid franchises has helped us to avoid the full impact of recent market setbacks. More importantly, we feel our clear preference for high quality companies with good growth prospects has positioned us well for the difficult period ahead.

The global policy response to the market meltdown and slowing world economy has been swift and without precedent in its size and scope. The Federal Reserve's willingness to greatly expand its balance sheet and to target distressed assets should also help to mitigate private sector deleveraging. Meaningful fiscal stimulus from the new Obama administration has now become its top priority.

We remain committed to a strategy of investing in companies we believe are characterized by strong business franchises and attractive growth prospects. We will also maintain our discipline of only investing in stocks of such companies when they are available at what we regard as discounted valuations versus the broad market averages and our analysts' estimates of fair market value. We believe that our research-driven investment process, our steadfast focus on risk management and our commitment to a long-term investment perspective will serve us well as we strive to meet the investment needs for 2009 and beyond.

Independence Capital Management, Inc.
Investment Adviser
Eaton Vance Management
Investment Sub-Adviser

Cumulative Performance Comparison1
August 25, 2008 — December 31, 2008

An investment of $10,000 in the Large Core Value Fund on August 25, 2008 would have been worth $7,295. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on August 25, 2008 would have been worth $7,230.

Average Annual Total Returns1 as of 12/31/08

Since Inception[2]
Large Core Value Fund	(27.05)%
Russell 1000 Value Index	(36.85)%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 12/31/08

Percent of Total Investments[3]
Financials	22.7%
Energy	13.9%
Healthcare	13.1%
Consumer Staples	11.7%
Industrials	11.4%
Consumer Discretionary	8.5%
Utilities	5.8%
Telecommunications	5.6%
Technology	4.9%
Materials	2.4%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  The Fund's inception date was August 25, 2008.

3  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SMID CAP GROWTH FUND

The Penn Series SMID Cap Growth Fund returned –35.00% from August 25, 2008 through to December 31, 2008, compared to the –41.50% return for its benchmark, the Russell 2500 Growth Index for the same time period.

Even though stocks in the telecommunication service sector were relative underperformers for the Fund during the third quarter, this sector was the best performing sector for the Fund during the fourth quarter and posted positive absolute performance. Centennial Communications, a regional wireless service provider, was the best stock in the Fund during for the fourth quarter. After the company reported strong quarterly results, AT&T acquired the company at more than double the closing price of the stock, and we subsequently sold the entire position. Even without this transaction, this sector would have posted positive absolute returns for the fourth quarter.

Energy stocks became strong relative performers in the fourth quarter after being one of the weakest sectors during the previous quarter. Although this sector still posted an absolute loss for the fourth quarter. The Fund benefited from a relative underweight position, and the stocks in the Fund relatively outperformed the stocks in the benchmark. One of the strongest stocks in the Fund was Concho Resources, an independent oil and natural gas production company, which continues to perform well on organic production growth.

While stocks in the information technology sector were strong contributors to the Fund during the third quarter, it was this sector that provided the weakest relative performance during the last quarter of 2008. This sector is perceived to be more cyclical than others but macroeconomic concerns contributed to this sectors underperformance. Our holding of Vistaprint, an online provider of products and services to small businesses and home offices, is a good example of the challenges that faced investors during the fourth quarter. Vistaprint had a disappointing second quarter despite reporting strong operating results and then rebounded nicely during the third quarter. The company reported solid fourth quarter results, yet it marginally revised guidance for the June fiscal year. We continued to hold our position in these shares, as we believe the shares will continue to offer a compelling investment.

Industrial stocks were relatively flat versus the benchmark during the third quarter only to become laggards for the fourth quarter. FTI Consulting, a diversified global consulting firm, did see some business disruption in its technology division during the month of September, and its quarterly results were below expectations. We had been trimming this position on valuation in front of the results, but given the market's reaction to the quarter, we added to our position. We believe the company's diverse consulting business should support growth in 2009, and should benefit from a more rigorous regulatory environment.

Financial stocks were extremely volatile during the third quarter only to become relative outperformers for the fourth quarter. Towers Group, a specialty property and casualty insurance company, was one of the better stocks in the Fund. Pricing trends have been improving, and the company has acquired several companies recently, including its reinsurance subsidiary that was spun-out as a public company at higher prices in 2007.

Given the valuations that we see in the Fund's holdings, we argue that much of the bad news is reflected in current equity prices. We cautiously compare this period of time to instances in the past, when investors remained too negative and focused on short-term challenges, causing them to overlook improving conditions and longer-term recovery. The current macroeconomic environment clearly remains challenging, but we continue to focus on our companies' fundamentals and believe that current equity prices will ultimately prove to be compelling investments.

Independence Capital Management, Inc.
Investment Adviser
Wells Capital Management
Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Cumulative Performance Comparison1
August 25, 2008 — December 31, 2008

An investment of $10,000 in the SMID Cap Growth Fund on August 25, 2008 would have been worth $6,500. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 2500 Growth Index, during the same period. A $10,000 investment in the Russell 2500 Growth Index on August 25, 2008 would have been worth $6,263.

Average Annual Total Returns1 as of 12/31/08

Since Inception[2]
SMID Cap Growth Fund	(35.00)%
Russell 2500 Growth Index	(41.50)%

Portfolio Composition as of 12/31/08

Percent of Total Investments[3]
Technology	33.7%
Industrials	23.9%
Consumer Discretionary	15.6%
Healthcare	13.7%
Energy	5.9%
Telecommunications	5.1%
Materials	1.6%
Financials	0.5%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  The Fund's inception date was August 25, 2008.

3  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SMID CAP VALUE FUND

The Penn Series SMID Cap Value Fund returned –31.64% from August 25, 2008 through to December 31, 2008, compared to the –31.99% return for its benchmark, the Russell 2500 Value Index for the same time period.

Equity markets around the world collapsed in 2008 as investor anxiety over global economic growth intensified. Much of the carnage occurred in the fourth quarter where smaller-cap indices lagged the S&P 500. Within the Russell 2500, all sectors fell. The utilities sector declined the least for the year, but was still down. The consumer cyclicals and energy sector returns were the worst — not surprisingly given their high economic exposure.

The Fund lagged the underperformed its benchmark. The bulk of the underperformance came from adverse stock selection in more cyclical sectors such as capital equipment and industrial resources, where holdings were pressured by investors fearful of declining global economic growth. This was offset somewhat by strong relative stock selection in financials, driven by some of the Fund's bank and insurance holdings. Stock selection in transports, where the Fund's trucking and airline holdings benefited from capacity management and lower fuel costs, also aided relative performance. The Fund's underweighted position in utilities and financials was a detractor.

Investor anxiety over depressed global economic growth and continued financial contagion has deepened the value opportunity in smaller-cap markets. We are seeking to capture a diverse array of compelling opportunities — including many in cyclical industries — while guarding against the risk of a prolonged economic downturn by adding companies with higher quality and stronger business models. Overall, we've traded up in quality, but we also like some attractively valued leveraged firms that we deem less risky than they appear.

Independence Capital Management, Inc.
Investment Adviser
AllianceBernstein
Investment Sub-Adviser

Cumulative Performance Comparison1
August 25, 2008 — December 31, 2008

An investment of $10,000 in the SMID Cap Value Fund on August 25, 2008 would have been worth $6,836. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 2500 Value Index, during the same period. A $10,000 investment in the Russell 2500 Value Index on August 25, 2008 would have been worth $7,070.

Average Annual Total Returns1 as of 12/31/08

Since Inception[2]
SMID Cap Value Fund	(31.64)%
Russell 2500 Value Index	(31.99)%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 12/31/08

Percent of Total Investments[3]
Financials	22.4%
Industrials	16.7%
Technology	14.7%
Consumer Staples	10.5%
Materials	9.9%
Consumer Discretionary	8.9%
Energy	6.8%
Healthcare	5.5%
Utilities	4.6%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  The Fund's inception date was August 25, 2008.

3  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

EMERGING MARKETS EQUITY FUND

The Penn Series Emerging Markets Equity Fund returned –39.86% from August 25, 2008 through to December 31, 2008, compared to the –54.38% return for its benchmark, the MSCI Emerging Markets Free Index for the same time period.

In emerging markets economies, good quality companies with strong balance sheets have largely become victims of collateral damage from the global credit crisis. We see this as an opportunity in the Fund to buy and hold what we believe to be higher-quality management companies with strong corporate governance and a competitive advantage.

At the country level, the Fund's stock selection in India and overweight allocation to Panama were among the top contributors relative to the benchmark. Stock selection in Korea was also positive. Overweight allocations to Brazil and Russia contributed to performance; however, stock selection in both countries erased most of these gains. Stock selection in China and Mexico also detracted from performance, as did an underweight allocation to Malaysia.

In terms of sector allocations, a continued underweight to the materials and energy sectors bolstered relative performance. Stock selection within the consumer staples and information technology sectors also added to performance, although stock selection within consumer discretionary and industrials hampered relative gains.

We increased our weights in stocks and countries that will benefit from easing commodity prices such as Turkey, Poland and India. These countries, and other net energy importers, should show improvement in their current account deficits and experience declining pressure on their fiscal budgets. Declines in the price of energy and other commodities are helping to reduce inflationary pressures in these countries and allowing their central banks to begin cutting interest rates.

The Fund's largest overweight positions relative to the benchmark included Poland, Turkey and India, while underweight positions included Brazil, Israel and Taiwan.

In the emerging markets, the era of high economic growth has ended but we believe growth at lower levels is likely to continue. Emerging markets consumers — in sharp contrast to their U.S. counterparts — remain underleveraged. As inflation further settles down and interest rates fall, domestic consumption in emerging markets could resume and provide some cushion to the investment and global economic slowdown. Emerging markets are trading at a discount to developed markets. The emerging markets may hold relatively more appeal than the U.S. due to growth differentials.

Independence Capital Management, Inc.
Investment Adviser
Van Kampen Investments
Investment Sub-Adviser

Cumulative Performance Comparison1
August 25, 2008 — December 31, 2008

An investment of $10,000 in the Emerging Markets Equity Fund on August 25, 2008 would have been worth $6,014. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the MSCI Emerging Markets Index, during the same period. A $10,000 investment in the MSCI Emerging Markets Index on August 25, 2008 would have been worth $5,930.

Average Annual Total Returns1 as of 12/31/08

Since Inception[2]
Emerging Markets Equity Fund	(39.86)%
MSCI Emerging Markets Free Index	(54.38)%

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Portfolio Composition as of 12/31/08

Percent of Total Investments[3]
Hong Kong	19.8%
South Korea	12.5%
Brazil	9.8%
India	9.5%
Taiwan	7.9%
South Africa	7.6%
Mexico	6.5%
Turkey	4.8%
Russia	4.6%
Poland	4.4%
Indonesia	3.0%
Czech Republic	2.6%
Thailand	1.8%
United Kingdom	1.2%
Malaysia	1.1%
Columbia	0.7%
Hungary	0.7%
Luxembourg	0.7%
Panama	0.7%
Nigeria	0.1%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  The Fund's inception date was August 25, 2008.

3  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent the countries in which the securities are denominated.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SMALL CAP INDEX FUND

The Penn Series Small Cap Index Fund returned –29.96% from August 25, 2008 through to December 31, 2008, compared to the –33.79% return for its benchmark, the Russell 2000 Index for the same time period.

From a financial standpoint, the closing stanza of 2008 brought a devastating end to an already brutal year. Smaller stocks, as represented by the Russell 2000 Index, surged 5.8% in December, but still conceded 26.1% for the full quarter. Weighing on stocks through October and November were overwhelming global liquidity needs in the wake of the Lehman Brothers failure in mid-September. Against a backdrop of sharply deteriorating economic data, poor earnings news, and ongoing asset impairment at large financial institutions, few investors could muster the moxie or the money to resist the sustained selling pressure. Bucking the downtrend, however, were the U.S. Federal Reserve and the U.S. Treasury, who fought valiantly to preserve financial stability by injecting capital into lending institutions, accepting troubled assets as collateral, and slashing interest rates to the floor.

Growth and value styles suffered equal-opportunity declines in the fourth quarter, with neither orientation able to gain sustainable advantage against the other. Financial stocks kept the value side under pressure, while losses for technology shares eroded returns for growth investors. For the fourth quarter, Russell 2000 Value conceded 24.9%, against a 27.5% decline for Russell 2000 Growth. For all of 2008, Russell 2000 Value held its losses to 28.9%, while Russell 2000 Growth tumbled 38.5%. Given the challenging economic backdrop, outperformance of smaller stocks seems an unusual outcome for 2008. But all the relative strength came from the value side of the ledger, where smaller firms simply lacked the financial wherewithal to get into the kind of leveraged trouble that seduced a number of well-known larger entities.

The dismal and destructive year of 2008 at least had the decency to finish on a modestly constructive note. Confidence in the credit markets seemed to be building again, as LIBOR rates worked their way lower and corporate bond spreads began to thaw. Volatility continued to retreat from its autumn peaks as the buildup of assets in cash instruments offered a cushion to portfolio performance and equity prices reached levels where grizzled value investors began to place bids. Concerted government efforts to stabilize financial markets and provide counter-cyclical spending initiatives now offer hope that the hard edges of recession can be softened. In principle, these salutary developments suggest that 2009 can begin on the right foot. Indeed, on conventional measures like dividends, earnings, and book value, the relative value proposition currently offered by equities is the most generous seen in decades, particularly in comparison with U.S. Treasury issues. If cheap credit markets can continue to rally, the relative appeal of equities can increase even further.

Where a more promising outlook may hit some snags is on the profits front. Earnings expectations have fallen sharply in recent months, but the ultimate ramifications of recent job losses and changing consumer priorities may yet take a greater toll on longer-term growth projections. Happily, the strong performers of 2008, namely cash and Treasury issues, provide such scanty income at this point that incentive to maintain long-term positions in these ostensibly safe assets may fade quickly if the incoming Obama administration can build on a budding upswing in sentiment. And riskier assets with more generous yields, including stocks and corporate bonds, may slowly recover some of the capital that fled from them so desperately during the dark days of 2008.

Independence Capital Management, Inc.
Investment Adviser
State Street Global Advisors
Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Cumulative Performance Comparison1
August 25, 2008 — December 31, 2008

An investment of $10,000 in the Small Cap Index Fund on August 25, 2008 would have been worth $7,004. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the Russell 2000 Index, during the same period. A $10,000 investment in the Russell 2000 Index on August 25, 2008 would have been worth $6,819.

Average Annual Total Returns1 as of 12/31/08

Since Inception[2]
Small Cap Index Fund	(29.96)%
Russell 2000 Index	(33.79)%

Portfolio Composition as of 12/31/08

Percent of Total Investments[3]
Financials	24.3%
Industrials	16.7%
Technology	15.7%
Healthcare	15.3%
Consumer Discretionary	10.7%
Utilities	4.5%
Energy	4.1%
Consumer Staples	3.8%
Materials	3.7%
Telecommunications	1.2%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  The Fund's inception date was August 25, 2008.

3  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

DEVELOPED INTERNATIONAL INDEX FUND

The Penn Series Developed International Index Fund returned –28.50% from August 25, 2008 through to December 31, 2008, compared to the –30.84% return for its benchmark, the MSCI EAFE Index for the same time period.

Although December brought modest relief for equity prices around the world, the latest three months still produced a fifth consecutive quarterly loss for the Index. Adding insult to injury, the two most recent quarters in the string saw losses extend well into double digits. Weighing on stocks through October and November were overwhelming global liquidity needs in the wake of the abrupt Lehman Brothers failure in mid-September. Against a backdrop of sharply deteriorating economic data, poor earnings news, and ongoing asset impairment at large financial institutions, few investors could muster the moxie or the money to resist the sustained selling pressure. Fighting valiantly to buck the downtrend, however, were major governments and central banks, which injected capital into lending institutions, accepted troubled assets as collateral, and slashed interest rates repeatedly.

Their efforts did not go unrewarded, as LIBOR rates in all G-7 currencies began falling in mid-October and proceeded to ratchet their way steadily lower through the end of the year. Unfortunately, disarray in longer-term credit markets persisted well into December, as riskier bonds needed to cheapen substantially before they could lure battered investors away from safer havens.

At a country level, the relative strength of the Japanese Yen and the Swiss Franc made MSCI JapanSM and MSCI SwitzerlandSM the top EAFE performers, both for the quarter and for the full year. From an unhedged dollar-based standpoint, MSCI Japan limited its fourth quarter loss to 9.0% and its full-year decline to 29.2%. Both figures represent the top result across developed markets for the respective time periods. MSCI Switzerland was a close second to Japan, falling 13.3% in the fourth quarter and 30.5% over the whole of 2008. In comparison with Japanese performance, the more modest appreciation of the Swiss Franc was compensated by the more defensive nature of several major Swiss equity names.

Four peripheral European markets, however, lost more than twice as much as EAFE in the final quarter of 2008. MSCI AustriaSM was weakest, tumbling 43.2%, as previously helpful exposure to Eastern Europe became a burden in an environment of strained liquidity conditions; Austrian banks were hit hard. MSCI GreeceSM fell 41.0%, hurt by similar weakness in banks. Anti-police protests in Athens were an additional negative for local sentiment. MSCI NorwaySM gave back 40.7%, as sliding crude oil prices kept its energy-related shares on the defensive. Finally, MSCI IrelandSM sank 40.2% for the fourth quarter, capping an awful year during which the benchmark imploded by 71.9%, the worst 2008 performance among EAFE constituents. As real estate values collapsed, the value destruction in Irish banking shares was breathtaking. Indeed MSCI Ireland, as well as MSCI Norway and MSCI Austria, suffered the remarkable indignity of declining by more than 40% for two consecutive quarters.

While the vast majority of EAFE countries lagged the benchmark in the fourth quarter, only three out of the 10 EAFE sectors were underperformers. The biggest decliners were the financials, which slumped by 32.4% in the latest three months, and the materials, which tumbled 26.6%. Despite rapid and presumably salutary declines in both short-term interest rates and long-term bond yields, banks and other financial firms remained overwhelmed by the deterioration of the asset side of their balance sheets. Even those institutions that had managed their lending more conservatively in recent years faced daunting pressure on their share prices, but equity in overextended banks appeared especially vulnerable. The strongest EAFE sectors in the fourth quarter were those that often see business hold up well in recessionary conditions. The telecommunications services sector, where dividends are above average, managed to contain its three-month decline to just 3.3%. Steadied by pharmaceutical shares, the healthcare group limited its fourth-quarter loss to 8.1%.

Independence Capital Management, Inc.
Investment Adviser
State Street Global Advisors
Investment Sub-Adviser

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Cumulative Performance Comparison1
August 25, 2008 — December 31, 2008

An investment of $10,000 in the Developed International Index Fund on August 25, 2008 would have been worth $7,150. For the purpose of comparison, the graph also shows the change in the Fund's benchmark, the MSCI EAFE Index, during the same period. A $10,000 investment in the MSCI EAFE Index on August 25, 2008 would have been worth $6,916.

Average Annual Total Returns1 as of 12/31/08

Since Inception[2]
Developed International Index Fund	(28.50)%
MSCI EAFE Index	(30.84)%

Portfolio Composition as of 12/31/08

Percent of Total Investments[3]
Japan	25.4%
United Kingdom	18.1%
France	10.5%
Germany	8.7%
Switzerland	8.2%
Australia	5.9%
Netherlands	4.7%
Spain	4.6%
Italy	3.6%
Sweden	1.9%
Hong Kong	1.8%
Finland	1.4%
Singapore	1.0%
Belgium	0.9%
Denmark	0.8%
Greece	0.5%
Norway	0.5%
Luxembourg	0.4%
Austria	0.3%
Portugal	0.3%
Ireland	0.2%
Bermuda	0.1%
New Zealand	0.1%
United States	0.1%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  The Fund's inception date was August 25, 2008.

3  Portfolio holdings are presented as a percentage of total investments before short-term investments and collateral for securities lending. The categories shown represent the countries in which the securities are denominated.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BALANCED FUND

The Penn Series Balanced Fund returned –14.74% from August 25, 2008 through to December 31, 2008, compared to its benchmarks, the S&P 500 Index's return of –29.39% and the Citigroup Broad Investment Grade (B.I.G.) Index's return of 5.11% for the same time period.

Independence Capital Management, Inc.
Investment Adviser

Cumulative Performance Comparison1
August 25, 2008 — December 31, 2008

An investment of $10,000 in the Balanced Fund on August 25, 2008 would have been worth $8,526. For the purpose of comparison, the graph also shows the change in the Fund's benchmarks, the S&P 500 Index and the Citigroup B.I.G. Index, during the same period. A $10,000 investment in the S&P 500 Index on August 25, 2008 would have been worth $7,061. A $10,000 investment in the Citigroup B.I.G. Index on August 25, 2008 would have grown to $10,511.

Average Annual Total Returns1 as of 12/31/08

Since Inception[2]
Balanced Fund	(14.74)%
S&P 500 Index	(29.39)%
Citigroup B.I.G. Index	5.11%

Asset Allocation Target as of 12/31/08

Index 500	60.0%
Intermediate Bonds	40.0%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  The Fund's inception date was August 25, 2008.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

AGGRESSIVE ALLOCATION FUND

The Penn Series Aggressive Allocation Fund returned –29.39% from August 25, 2008 through to December 31, 2008, compared to its benchmarks, the Russell 3000 Index's return of –30.40% and the Barclays Capital U.S. Aggregate Bond Index's return of 3.71% for the same time period.

Independence Capital Management, Inc.
Investment Adviser

Cumulative Performance Comparison1
August 25, 2008 — December 31, 2008

An investment of $10,000 in the Aggressive Allocation Fund on August 25, 2008 would have been worth $7,061. For the purpose of comparison, the graph also shows the change in the Fund's benchmarks, the Russell 3000 Index and the Barclay's Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have been worth $6,960. A $10,000 investment in the Barclay's Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $10,371.

Average Annual Total Returns1 as of 12/31/08

Since Inception[2]
Aggressive Allocation Fund	(29.39)%
Russell 3000 Index	(30.40)%
Barclay's Capital U.S. Aggregate Bond Index	3.71%

Asset Allocation Target as of 12/31/08

Large Cap Value Stocks	23.0%
Large Growth Stocks	20.0%
International Stocks	20.0%
Mid Cap Value Stocks	6.0%
Small Cap Value Stocks	6.0%
Mid Cap Growth Stocks	5.0%
Small Cap Growth Stocks	5.0%
Emerging Markets	5.0%
REITs	5.0%
Intermediate Bonds	5.0%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  The Fund's inception date was August 25, 2008.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MODERATELY AGGRESSIVE ALLOCATION FUND

The Penn Series Moderately Aggressive Allocation Fund returned –22.06% from August 25, 2008 through to December 31, 2008, compared to its benchmarks, the Russell 3000 Index's return of –30.40% and the Barclays Capital U.S. Aggregate Bond Index's return of 3.71% for the same time period.

Independence Capital Management, Inc.
Investment Adviser

Cumulative Performance Comparison1
August 25, 2008 — December 31, 2008

An investment of $10,000 in the Moderately Aggressive Allocation Fund on August 25, 2008 would have been worth $7,794. For the purpose of comparison, the graph also shows the change in the Fund's benchmarks, the Russell 3000 Index and the Barclay's Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have been worth $6,960. A $10,000 investment in the Barclay's Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $10,371.

Average Annual Total Returns1 as of 12/31/08

Since Inception[2]
Moderately Aggressive Allocation Fund	(22.06)%
Russell 3000 Index	(30.40)%
Barclay's Capital U.S. Aggregate Bond Index	3.71%

Asset Allocation Target as of 12/31/08

Large Cap Value Stocks	20.0%
Large Growth Stocks	17.0%
International Stocks	17.0%
Intermediate Bonds	11.0%
Short Term Bonds	7.0%
Mid Cap Value Stocks	5.0%
Small Cap Value Stocks	5.0%
Mid Cap Growth Stocks	4.0%
Small Cap Growth Stocks	4.0%
Emerging Markets	4.0%
REITs	4.0%
High Yield Bonds	2.0%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  The Fund's inception date was August 25, 2008.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MODERATE ALLOCATION FUND

The Penn Series Moderate Allocation Fund returned –18.77% from August 25, 2008 through to December 31, 2008, compared to its benchmarks, the Russell 3000 Index's return of –30.40% and the Barclays Capital U.S. Aggregate Bond Index's return of 3.71% for the same time period.

Independence Capital Management, Inc.
Investment Adviser

Cumulative Performance Comparison1
August 25, 2008 — December 31, 2008

An investment of $10,000 in the Moderate Allocation Fund on August 25, 2008 would have been worth $8,123. For the purpose of comparison, the graph also shows the change in the Fund's benchmarks, the Russell 3000 Index and the Barclay's Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have been worth $6,960. A $10,000 investment in the Barclay's Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $10,371.

Average Annual Total Returns1 as of 12/31/08

Since Inception[2]
Moderate Allocation Fund	(18.77)%
Russell 3000 Index	(30.40)%
Barclay's Capital U.S. Aggregate Bond Index	3.71%

Asset Allocation Target as of 12/31/08

Intermediate Bonds	16.0%
Large Cap Value Stocks	15.0%
Large Growth Stocks	13.0%
International Stocks	12.0%
Short Term Bonds	12.0%
Cash Equivalents	8.0%
Mid Cap Value Stocks	4.0%
Small Cap Value Stocks	4.0%
High Yield Bonds	4.0%
Mid Cap Growth Stocks	3.0%
Small Cap Growth Stocks	3.0%
Emerging Markets	3.0%
REITs	3.0%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  The Fund's inception date was August 25, 2008.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MODERATELY CONSERVATIVE ALLOCATION FUND

The Penn Series Moderately Conservative Allocation Fund returned –13.48% from August 25, 2008 through to December 31, 2008, compared to its benchmarks, the Russell 3000 Index's return of –30.40% and the Barclays Capital U.S. Aggregate Bond Index's return of 3.71% for the same time period.

Independence Capital Management, Inc.
Investment Adviser

Cumulative Performance Comparison1
August 25, 2008 — December 31, 2008

An investment of $10,000 in the Moderately Conservative Allocation Fund on August 25, 2008 would have been worth $8,652. For the purpose of comparison, the graph also shows the change in the Fund's benchmarks, the Russell 3000 Index and the Barclay's Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have been worth $6,960. A $10,000 investment in the Barclay's Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $10,371.

Average Annual Total Returns1 as of 12/31/08

Since Inception[2]
Moderately Conservative Allocation Fund	(13.48)%
Russell 3000 Index	(30.40)%
Barclay's Capital U.S. Aggregate Bond Index	3.71%

Asset Allocation Target as of 12/31/08

Intermediate Bonds	22.0%
Short Term Bonds	17.0%
Cash Equivalents	15.0%
Large Cap Value Stocks	12.0%
International Stocks	10.0%
Large Growth Stocks	9.0%
High Yield Bonds	6.0%
Mid Cap Value Stocks	3.0%
Mid Cap Growth Stocks	2.0%
Small Cap Growth Stocks	2.0%
Small Cap Value Stocks	2.0%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  The Fund's inception date was August 25, 2008.

PENN SERIES FUNDS, INC.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

CONSERVATIVE ALLOCATION FUND

The Penn Series Conservative Allocation Fund returned –6.64% from August 25, 2008 through to December 31, 2008, compared to its benchmarks, the Russell 3000 Index's return of –30.40% and the Barclays Capital U.S. Aggregate Bond Index's return of 3.71% for the same time period.

Independence Capital Management, Inc.
Investment Adviser

Cumulative Performance Comparison1
August 25, 2008 — December 31, 2008

An investment of $10,000 in the Conservative Allocation Fund on August 25, 2008 would have been worth $9,336. For the purpose of comparison, the graph also shows the change in the Fund's benchmarks, the Russell 3000 Index and the Barclay's Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have been worth $6,960. A $10,000 investment in the Barclay's Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $10,371.

Average Annual Total Returns1 as of 12/31/08

Since Inception[2]
Conservative Allocation	(6.64)%
Russell 3000 Index	(30.40)%
Barclay's Capital U.S. Aggregate Bond Index	3.71%

Asset Allocation Target as of 12/31/08

Intermediate Bonds	27.0%
Cash Equivalents	25.0%
Short Term Bonds	20.0%
Large Cap Value Stocks	9.0%
High Yield Bonds	8.0%
Large Growth Stocks	6.0%
International Stocks	5.0%
100.0%

1  The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

2  The Fund's inception date was August 25, 2008.

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning July 1, 2008 and held through December 31, 2008. The examples illustrate your fund's costs in two ways:

•  Actual Fund Performance in the table below provides information about actual account values and actual expenses. The "Ending Value" shown is derived from the fund's actual return, and "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled "Expenses Paid During Period."

•  Hypothetical 5% Annual Return is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund's actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated and will be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2008.

Disclosure of Fund Expenses

For the Period July 1, 2008 to December 31, 2008

Expense Table

	Beginning Value 7/1/08	Ending Value 12/31/08	Annualized Expense Ratio	Expenses Paid During Period*
Money Market Fund
Actual Fund Performance	$1,000.00	$1,011.40	0.46%	$2.33
Hypothetical 5% Annual Return	$1,000.00	$1,022.80	0.46%	$2.34
Limited Maturity Bond Fund
Actual Fund Performance	$1,000.00	$1,035.40	0.60%	$3.07
Hypothetical 5% Annual Return	$1,000.00	$1,022.08	0.60%	$3.05

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value 7/1/08	Ending Value 12/31/08	Annualized Expense Ratio	Expenses Paid During Period*
Quality Bond Fund
Actual Fund Performance	$1,000.00	$1,036.20	0.60%	$3.07
Hypothetical 5% Annual Return	$1,000.00	$1,022.08	0.60%	$3.05
High Yield Bond Fund
Actual Fund Performance	$1,000.00	$768.30	0.87%	$3.87
Hypothetical 5% Annual Return	$1,000.00	$1,020.71	0.87%	$4.43
Flexibly Managed Fund
Actual Fund Performance	$1,000.00	$748.20	0.86%	$3.78
Hypothetical 5% Annual Return	$1,000.00	$1,020.76	0.86%	$4.38
Large Growth Stock Fund
Actual Fund Performance	$1,000.00	$639.40	1.00%	$4.12
Hypothetical 5% Annual Return	$1,000.00	$1,020.05	1.00%	$5.09
Large Cap Value Fund
Actual Fund Performance	$1,000.00	$654.30	0.91%	$3.78
Hypothetical 5% Annual Return	$1,000.00	$1,020.50	0.91%	$4.63
Large Cap Growth Fund
Actual Fund Performance	$1,000.00	$619.30	1.05%	$4.27
Hypothetical 5% Annual Return	$1,000.00	$1,019.79	1.05%	$5.35
Index 500 Fund
Actual Fund Performance	$1,000.00	$726.10	0.34%	$1.48
Hypothetical 5% Annual Return	$1,000.00	$1,023.41	0.34%	$1.73
Mid Cap Growth Fund
Actual Fund Performance	$1,000.00	$561.70	0.90%	$3.53
Hypothetical 5% Annual Return	$1,000.00	$1,020.56	0.90%	$4.58
Mid Cap Value Fund
Actual Fund Performance	$1,000.00	$563.40	0.87%	$3.42
Hypothetical 5% Annual Return	$1,000.00	$1,020.71	0.87%	$4.43
Mid Core Value Fund
Actual Fund Performance	$1,000.00	$700.30	1.11%	$4.74
Hypothetical 5% Annual Return	$1,000.00	$1,019.49	1.11%	$5.65
Small Cap Growth Fund
Actual Fund Performance	$1,000.00	$628.50	1.08%	$4.42
Hypothetical 5% Annual Return	$1,000.00	$1,019.64	1.08%	$5.50
Small Cap Value Fund
Actual Fund Performance	$1,000.00	$775.90	1.16%	$5.18
Hypothetical 5% Annual Return	$1,000.00	$1,019.23	1.16%	$5.90
International Equity Fund
Actual Fund Performance	$1,000.00	$668.50	1.31%	$5.49
Hypothetical 5% Annual Return	$1,000.00	$1,018.47	1.31%	$6.67
REIT Fund
Actual Fund Performance	$1,000.00	$626.50	1.04%	$4.25
Hypothetical 5% Annual Return	$1,000.00	$1,019.84	1.04%	$5.29

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value 7/1/08	Ending Value 12/31/08	Annualized Expense Ratio	Expenses Paid During Period*
Large Core Growth Fund
Actual Fund Performance	$1,000.00	$615.50	0.64%	$1.82
Hypothetical 5% Annual Return	$1,000.00	$1,021.95	0.64%	$3.26
Hypothetical 5% Annual Return (Since Inception)	$1,000.00	$1,015.40	0.64%	$2.28
Large Core Value Fund
Actual Fund Performance	$1,000.00	$729.50	0.54%	$1.65
Hypothetical 5% Annual Return	$1,000.00	$1,022.46	0.54%	$2.75
Hypothetical 5% Annual Return (Since Inception)	$1,000.00	$1,015.75	0.54%	$1.92
SMID Cap Growth Fund
Actual Fund Performance	$1,000.00	$650.00	1.05%	$3.05
Hypothetical 5% Annual Return	$1,000.00	$1,019.86	1.05%	$5.35
Hypothetical 5% Annual Return (Since Inception)	$1,000.00	$1,013.94	1.05%	$3.73
SMID Cap Value Fund
Actual Fund Performance	$1,000.00	$683.60	1.14%	$3.38
Hypothetical 5% Annual Return	$1,000.00	$1,019.40	1.14%	$5.80
Hypothetical 5% Annual Return (Since Inception)	$1,000.00	$1,013.62	1.14%	$4.05
Emerging Markets Equity Fund
Actual Fund Performance	$1,000.00	$601.40	1.58%	$4.46
Hypothetical 5% Annual Return	$1,000.00	$1,017.16	1.58%	$8.04
Hypothetical 5% Annual Return (Since Inception)	$1,000.00	$1,012.05	1.58%	$5.62
Small Cap Index Fund
Actual Fund Performance	$1,000.00	$700.40	0.55%	$1.65
Hypothetical 5% Annual Return	$1,000.00	$1,022.41	0.55%	$2.80
Hypothetical 5% Annual Return (Since Inception)	$1,000.00	$1,015.72	0.55%	$1.96
Developed International Index Fund
Actual Fund Performance	$1,000.00	$715.00	0.59%	$1.78
Hypothetical 5% Annual Return	$1,000.00	$1,022.20	0.59%	$3.00
Hypothetical 5% Annual Return (Since Inception)	$1,000.00	$1,015.57	0.59%	$2.10
Balanced Fund
Actual Fund Performance	$1,000.00	$852.60	0.22%	$0.72
Hypothetical 5% Annual Return	$1,000.00	$1,024.09	0.22%	$1.12
Hypothetical 5% Annual Return (Since Inception)	$1,000.00	$1,016.89	0.22%	$0.78
Aggressive Allocation Fund
Actual Fund Performance	$1,000.00	$706.20	0.33%	$0.99
Hypothetical 5% Annual Return	$1,000.00	$1,023.53	0.33%	$1.68
Hypothetical 5% Annual Return (Since Inception)	$1,000.00	$1,016.50	0.33%	$1.17

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value 7/1/08	Ending Value 12/31/08	Annualized Expense Ratio	Expenses Paid During Period*
Moderately Aggressive Allocation Fund
Actual Fund Performance	$1,000.00	$779.40	0.33%	$1.03
Hypothetical 5% Annual Return	$1,000.00	$1,023.53	0.33%	$1.68
Hypothetical 5% Annual Return (Since Inception)	$1,000.00	$1,016.50	0.33%	$1.17
Moderate Allocation Fund
Actual Fund Performance	$1,000.00	$812.30	0.33%	$1.05
Hypothetical 5% Annual Return	$1,000.00	$1,023.53	0.33%	$1.68
Hypothetical 5% Annual Return (Since Inception)	$1,000.00	$1,016.50	0.33%	$1.17
Moderately Conservative Allocation Fund
Actual Fund Performance	$1,000.00	$865.20	0.33%	$1.08
Hypothetical 5% Annual Return	$1,000.00	$1,023.53	0.33%	$1.68
Hypothetical 5% Annual Return (Since Inception)	$1,000.00	$1,016.50	0.33%	$1.17
Conservative Allocation Fund
Actual Fund Performance	$1,000.00	$933.60	0.33%	$1.12
Hypothetical 5% Annual Return	$1,000.00	$1,023.53	0.33%	$1.68
Hypothetical 5% Annual Return (Since Inception)	$1,000.00	$1,016.50	0.33%	$1.17

*  Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184 days), then divided by 366.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

MONEY MARKET FUND

	Par (000)	Value†
AGENCY OBLIGATIONS — 18.6%
Federal Home Loan Bank Bonds — 2.9%
3.240%, 04/07/09	$2,000	$2,001,561
3.000%, 04/15/09	250	250,754
2.375%, 04/21/09	2,000	2,006,120
6.525%, 06/17/09	1,050	1,077,922
3.050%, 06/18/09	950	960,232
		6,296,589
Federal Home Loan Bank Discount Notes — 12.4%
0.126%, 01/02/09	11,000	10,999,756
2.050%, 01/05/09	5,500	5,498,747
3.250%, 01/14/09	3,000	3,000,000
1.500%, 01/15/09	4,500	4,497,375
2.750%, 01/28/09	2,075	2,070,720
3.580%, 03/30/09	250	250,035
3.250%, 04/02/09	250	249,823
		26,566,456
Federal Home Loan Mortgage Corporation — 2.4%
5.750%, 03/15/09	4,000	4,031,995
3.375%, 04/15/09	1,000	1,003,249
		5,035,244
Federal National Mortgage Association — 0.9%
6.077%, 02/17/09	2,000	2,011,206
TOTAL AGENCY OBLIGATIONS (Cost $39,909,495)		39,909,495
COMMERCIAL PAPER — 8.9%
Aerospace & Defense — 1.9%
Rockwell Collins, Inc. 1.000%, 01/12/09	4,000	3,998,778
Diversified Financial Services — 5.1%
Caterpillar Financial Services Corp. 1.230%, 01/12/09	5,000	4,998,121
National Rural Utilities Cooporative Finance Corp. 0.750%, 01/06/09	6,000	5,999,375
		10,997,496
Oil & Gas — 1.9%
ConocoPhillips 1.000%, 01/20/09	4,000	3,997,889
TOTAL COMMERCIAL PAPER (Cost $18,994,163)		18,994,163
CORPORATE BONDS — 45.3%
Agriculture — 2.2%
Cargill, Inc. 144A @ 3.625%, 03/04/09	4,715	4,709,891
Banks — 5.4%
Bank of America Corp.
5.875%, 02/15/09	2,000	2,005,963
3.375%, 02/17/09	152	151,985

	Par (000)	Value†
Banks — (continued)
Chase Manhattan Corp. 6.500%, 01/15/09	$224	$224,230
Citigroup, Inc. 3.625%, 02/09/09	3,000	3,000,409
Deutsche Bank Financial, Inc. 7.500%, 04/25/09	995	1,007,791
First Chicago Corp. 6.375%, 01/30/09	1,500	1,503,746
JPMorgan Chase & Co. 6.000%, 02/15/09	1,275	1,278,608
Mellon Funding Corp. 3.250%, 04/01/09	2,000	2,001,028
The Bank of New York Mellon Corp. 3.625%, 01/15/09	500	500,096
		11,673,856
Beverages — 1.4%
The Coca-Cola Co. 5.750%, 04/30/09	3,000	3,017,254
Biotechnology — 1.4%
Pioneer Hi-Bred International, Inc. 5.750%, 01/15/09	3,000	3,001,430
Chemicals — 0.1%
E. I. Du Pont de Nemours & Co. 6.875%, 10/15/09	264	273,367
Computers — 3.6%
International Business Machines Corp.
5.500%, 01/15/09	1,403	1,403,727
5.400%, 01/26/09	2,250	2,254,576
5.375%, 02/01/09	3,593	3,599,700
4.375%, 06/01/09	505	509,982
		7,767,985
Diversified Financial Services — 10.0%
American Honda Finance Corp. 144A @ 4.500%, 05/26/09	3,100	3,114,328
Caterpillar Financial Services Corp.
4.350%, 03/04/09	3,600	3,609,422
4.500%, 06/15/09	909	912,621
General Electric Capital Corp. 3.125%, 04/01/09	2,000	2,001,554
HSBC Finance Corp. 5.875%, 02/01/09	500	500,792
John Deere Capital Corp.
3.750%, 01/13/09	750	749,718
6.000%, 02/15/09	1,500	1,503,813
4.875%, 03/16/09	4,501	4,512,240
4.625%, 04/15/09	450	449,444
John Hancock Global Funding II 144A @ 3.500%, 01/30/09	2,000	2,000,559
Toyota Motor Credit Corp.
3.720%, 04/27/09	370	369,407
5.375%, 06/30/09	1,620	1,628,446
		21,352,344

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

MONEY MARKET FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Electric — 1.8%
Consolidated Edison Co. of New York, Inc. 4.700%, 06/15/09	$1,900	$1,902,094
Florida Power & Light Co. 5.875%, 04/01/09	1,000	1,003,115
FPL Group Capital, Inc. 7.375%, 06/01/09	1,000	1,011,574
		3,916,783
Electrical Components & Equipment — 0.7%
Emerson Electric Co. 5.850%, 03/15/09	1,571	1,578,078
Food — 3.0%
Pepsi Bottling Holdings, Inc. 144A @ 5.625%, 02/17/09	6,471	6,491,467
Insurance — 0.9%
New York Life Global Funding 144A @ 3.875%, 01/15/09	1,825	1,825,611
Oil & Gas — 6.3%
Atlantic Richfield Co. 5.900%, 04/15/09	600	604,225
BP Canada Finance Co. 3.625%, 01/15/09	3,500	3,500,293
ConocoPhillips 6.375%, 03/30/09	1,500	1,512,147
StatoilHydro ASA
6.360%, 01/15/09	3,403	3,407,427
5.750%, 03/10/09	2,091	2,100,257
Texaco Capital, Inc. 5.500%, 01/15/09	2,379	2,380,658
		13,505,007
Oil & Gas Services — 3.6%
Baker Hughes, Inc.
6.250%, 01/15/09	4,795	4,799,828
6.000%, 02/15/09	2,932	2,939,584
		7,739,412
Pharmaceuticals — 3.0%
Abbott Laboratories
3.500%, 02/17/09	2,990	2,992,329
5.375%, 05/15/09	3,023	3,046,301
Pfizer, Inc. 3.300%, 03/02/09	500	499,585
		6,538,215
Retail — 0.7%
Target Corp. 5.375%, 06/15/09	900	907,933
Wal-Mart Stores, Inc. 5.748%, 06/01/09	500	505,651
		1,413,584
Telecommunications — 1.2%
AT&T Corp. 6.000%, 03/15/09	1,259	1,265,983

	Par (000)	Value†
Telecommunications — (continued)
Verizon California, Inc. 5.500%, 01/15/09	$1,200	$1,200,854
		2,466,837
TOTAL CORPORATE BONDS (Cost $97,271,121)		97,271,121
VARIABLE RATE DEMAND NOTES — 5.4%
Aerospace & Defense — 0.9%
United Technologies Corp. 2.273%, 06/01/09•	2,000	1,991,378
Diversified Financial Services — 0.5%
IBM International Group Capital LLC 2.225%, 02/13/09•	1,000	999,077
Miscellaneous Manufacturing — 0.3%
Honeywell International, Inc. 3.585%, 07/27/09•	650	648,055
Oil & Gas — 0.9%
ConocoPhillips Australia Funding Co. 4.420%, 04/09/09•	2,000	2,000,407
Retail — 0.5%
Target Corp 2.631%, 08/07/09•	1,000	982,767
Telecommunications — 2.3%
Cisco Systems, Inc. 2.233%, 02/20/09•	5,000	4,992,419
TOTAL VARIABLE RATE DEMAND NOTES (Cost $11,614,103)		11,614,103
	Number of Shares
SHORT-TERM INVESTMENTS — 21.8%
BlackRock Liquidity Funds FedFund - Institutional Shares	6,264,128	6,264,128
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	9,904,778	9,904,778
BlackRock Liquidity Funds TempFund - Institutional Shares	10,621,614	10,621,614
Evergreen Institutional Municipal Money Market Fund - Institutional Shares	9,932,171	9,932,171
Evergreen Prime Cash Management Money Market Fund - Institutional Shares	10,139,968	10,139,968
TOTAL SHORT-TERM INVESTMENTS (Cost $46,862,659)		46,862,659
TOTAL INVESTMENTS — 100.0% (Cost $214,651,541)		$214,651,541

†  See Security Valuation Note.

•  Variable Rate Security.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

MONEY MARKET FUND

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

LLC — Limited Liability Company.

Maturity Schedule	Market Value	% of Portfolio	(Cumulative)
1 —7 days	$69,360,537	32.3%	32.3%
8 —14 days	12,746,617	5.9%	38.2%
15 —30 days	38,569,020	18.0%	56.2%
31 —60 days	32,467,353	15.1%	71.3%
61 —90 days	24,069,633	11.2%	82.5%
91 —120 days	17,965,731	8.4%	90.9%
121 —150 days	6,160,629	2.9%	93.8%
over 150 days	13,312,021	6.2%	100.0%
	$214,651,541	100.0%

Average Weighted Maturity — 40 days

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$46,862,659
Level 2 — Other Significant Observable Inputs	167,788,882
Level 3 — Significant Unobservable Inputs	—
Total	$214,651,541

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

LIMITED MATURITY BOND FUND

	Par (000)	Value†
AGENCY OBLIGATIONS — 26.6%
Federal Home Loan Bank Bonds — 6.4%
3.625%, 02/08/11	$5,000	$5,001,205
Federal Home Loan Mortgage Corporation — 11.4%
3.125%, 02/12/10	2,500	2,553,070
3.200%, 03/10/10	4,700	4,719,420
4.750%, 03/05/12	1,500	1,627,659
		8,900,149
Federal National Mortgage Association — 8.8%
2.375%, 05/20/10	2,400	2,447,093
5.000%, 10/15/11	4,000	4,369,596
		6,816,689
TOTAL AGENCY OBLIGATIONS (Cost $20,278,990)		20,718,043
ASSET BACKED SECURITIES — 3.3%
Bear Stearns Mortgage Funding Trust 0.631%, 10/25/36•	825	128,810
Conseco Financial Corp.
7.650%, 04/15/19	226	196,558
7.250%, 09/15/26	103	98,294
Enterprise Mortgage Acceptance Co. LLC 144A @
6.630%, 01/15/25	1,153	896,520
6.223%, 01/15/27•	956	707,943
Equity One ABS, Inc. 4.145%, 04/25/34	24	15,529
FMAC Loan Receivables Trust 144A @ 6.850%, 09/15/19	150	153,598
Popular ABS Mortgage Pass-Through Trust 4.628%, 09/25/34	49	37,301
SACO I, Inc. 144A @~ 1.371%, 06/25/35•	1,000	333,870
TOTAL ASSET BACKED SECURITIES (Cost $3,818,368)		2,568,423
RESIDENTIAL MORTGAGE BACKED SECURITIES — 4.5%
Collateralized Mortgage Obligations — 0.8%
6.000%, 09/25/37	1,100	616,430
Fannie Mae Pool — 3.7%
5.160%, 12/01/33•	1,200	1,206,006
3.500%, 04/01/34•	677	672,360
5.988%, 07/01/36•	993	1,016,603
		2,894,969
TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $3,971,877)		3,511,399
COMMERCIAL MORTGAGE BACKED SECURITIES — 5.6%
Asset Securitization Corp. 7.400%, 10/13/26	65	65,078
Bear Stearns Commercial Mortgage Securities
6.080%, 02/15/35	205	202,529
5.570%, 03/11/39•	1,030	899,596

	Par (000)	Value†
JPMorgan Chase Commercial Mortgage Securities Corp.
5.464%, 10/12/35	$246	$242,504
4.545%, 01/15/42	1,500	1,347,060
LB-UBS Commercial Mortgage Trust 4.821%, 04/15/30	1,549	1,470,905
PNC Mortgage Acceptance Corp. 5.910%, 03/12/34	89	88,228
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $4,677,226)		4,315,900
CORPORATE BONDS — 1.5%
Diversified Financial Services — 0.9%
General Electric Capital Corp.• 1.506%, 03/02/09	700	682,500
Food — 0.6%
General Mills, Inc. 5.650%, 09/10/12	500	510,368
TOTAL CORPORATE BONDS (Cost $1,192,675)		1,192,868
U.S. TREASURY OBLIGATIONS — 51.8%
U.S. Treasury Inflation Indexed Bonds 0.625%, 04/15/13	7,200	7,055,767
U.S. Treasury Notes
2.125%, 04/30/10	6,700	6,860,170
2.625%, 05/31/10	6,000	6,181,170
4.625%, 12/31/11	2,700	2,990,039
3.625%, 12/31/12	6,000	6,611,250
4.250%, 08/15/13	6,500	7,390,195
3.125%, 08/31/13	3,000	3,234,609
TOTAL U.S. TREASURY OBLIGATIONS (Cost $38,368,349)		40,323,200
	Number of Shares
SHORT-TERM INVESTMENTS — 6.7%
BlackRock Liquidity Funds FedFund - Institutional Shares	450,768	450,768
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	2,725,389	2,725,389
Evergreen Institutional Municipal Money Market Fund - Institutional Shares	2,002,702	2,002,702
TOTAL SHORT-TERM INVESTMENTS (Cost $5,178,859)		5,178,859
TOTAL INVESTMENTS — 100.0% (Cost $77,486,344)		$77,808,692

†  See Security Valuation Note.

•  Variable Rate Security.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

LIMITED MATURITY BOND FUND

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

~  Fair valued security. The total market value of fair valued securities at December 31, 2008 is $333,870.

LLC — Limited Liability Company.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$5,178,859
Level 2 — Other Significant Observable Inputs	72,629,833
Level 3 — Significant Unobservable Inputs	—
Total	$77,808,692

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

QUALITY BOND FUND

	Par (000)	Value†
AGENCY OBLIGATIONS — 9.8%
Federal Home Loan Mortgage Corporation — 2.6%
4.750%, 03/05/12	$5,600	$6,076,593
Federal National Mortgage Association — 7.2%
3.250%, 04/09/13	8,500	8,857,000
5.000%, 04/15/15	6,750	7,648,918
		16,505,918
TOTAL AGENCY OBLIGATIONS (Cost $21,158,663)		22,582,511
ASSET BACKED SECURITIES — 3.9%
Atherton Franchisee Loan Funding 144A @ 7.230%, 04/15/12	696	670,903
Bear Stearns Mortgage Funding Trust 0.631%, 10/25/36•	1,650	257,620
Conseco Financial Corp. 7.240%, 11/15/28	785	238,917
Enterprise Mortgage Acceptance Co. LLC 144A @
6.630%, 01/15/25	3,658	2,844,132
6.833%, 01/15/27•	1,913	1,415,886
FMAC Loan Receivables Trust 144A @ 6.850%, 09/15/19	1,104	1,126,384
Railcar Leasing LLC 144A @ 7.125%, 01/15/13	1,381	1,342,374
SACO I, Inc. 144A @~ 1.371%, 06/25/35•	3,000	1,001,610
TOTAL ASSET BACKED SECURITIES (Cost $12,239,064)		8,897,826
COMMERCIAL MORTGAGE BACKED SECURITIES — 7.1%
Bear Stearns Commercial Mortgage Securities 4.830%, 08/15/38	4,000	3,712,456
JPMorgan Chase Commercial Mortgage Securities Corp.
5.464%, 10/12/35	986	970,017
4.545%, 01/15/42	5,000	4,490,201
LB-UBS Commercial Mortgage Trust 4.821%, 04/15/30	2,324	2,206,357
Morgan Stanley Capital I 4.590%, 04/14/40	5,000	4,561,273
PNC Mortgage Acceptance Corp. 5.910%, 03/12/34	356	352,912
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $17,368,398)		16,293,216
CORPORATE BONDS — 15.4%
Aerospace & Defense — 0.4%
United Technologies Corp. 5.400%, 05/01/35	1,000	942,407
Agriculture — 0.8%
Altria Group, Inc. 9.700%, 11/10/18	1,000	1,080,830

	Par (000)	Value†
Agriculture — (continued)
Cargill, Inc. 144A @ 6.125%, 09/15/36	$1,000	$803,342
		1,884,172
Biotechnology — 0.4%
Genentech, Inc. 5.250%, 07/15/35	1,000	947,964
Computers — 1.0%
Hewlett-Packard Co. 6.125%, 03/01/14	1,000	1,063,002
International Business Machines Corp. 6.500%, 01/15/28	1,000	1,125,925
		2,188,927
Cosmetics & Personal Care — 0.5%
Procter & Gamble Co. 4.600%, 01/15/14	1,000	1,047,903
Diversified Financial Services — 1.3%
General Electric Capital Corp.
6.150%, 08/07/37	1,000	1,002,616
5.875%, 01/14/38	1,000	978,860
Unilever Capital Corp. 5.900%, 11/15/32	1,000	999,023
		2,980,499
Electric — 2.8%
Commonwealth Edison Co. 6.150%, 09/15/17	500	464,924
Consolidated Edison Co. of New York, Inc. 7.125%, 12/01/18	1,000	1,075,272
Consumers Energy Co. 6.125%, 03/15/19	1,000	990,570
Enel Finance International SA 144A @ 6.250%, 09/15/17	1,000	844,457
Oklahoma Gas & Electric Co. 6.350%, 09/01/18	1,000	961,588
Pacificorp
5.750%, 04/01/37	1,000	987,928
6.250%, 10/15/37	1,000	1,057,131
		6,381,870
Electronics — 1.1%
Fisher Scientific International, Inc. 6.125%, 07/01/15	700	616,875
Koninklijke Philips Electronics NV 6.875%, 03/11/38	2,000	1,898,340
		2,515,215
Food — 0.7%
Kraft Foods, Inc. 6.750%, 02/19/14	500	518,883
Safeway, Inc. 6.250%, 03/15/14	1,000	1,005,185
		1,524,068

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

QUALITY BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Gas — 0.3%
Nakilat, Inc. 144A @ 6.067%, 12/31/33	$1,000	$670,220
Healthcare Products — 0.4%
Covidien International Finance SA 6.000%, 10/15/17	1,000	986,506
Household Products & Wares — 0.5%
Kimberly-Clark Corp. 6.625%, 08/01/37	1,000	1,121,990
Insurance — 0.4%
AXA SA 144A @ 6.379%, 12/14/49•	2,000	894,628
Machinery — Construction & Mining — 0.5%
Atlas Copco AB 144A @ 5.600%, 05/22/17	1,100	1,033,345
Media — 0.5%
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,187,537
Miscellaneous Manufacturing — 0.8%
Siemens Financieringsmaatschappij NV 144A @ 6.125%, 08/17/26	2,000	1,944,900
Oil & Gas — 0.5%
Shell International Finance BV 6.375%, 12/15/38	1,000	1,124,989
Pharmaceuticals — 0.9%
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	1,000	973,632
Merck & Co., Inc. 6.400%, 03/01/28	1,000	1,103,584
		2,077,216
Pipelines — 0.3%
DCP Midstream LLC 144A @ 6.750%, 09/15/37	1,000	754,712
Retail — 0.4%
Wal-Mart Stores, Inc. 5.250%, 09/01/35	1,000	995,662
Software — 0.4%
Fiserv, Inc. 6.800%, 11/20/17	1,000	885,753
Telecommunications — 0.5%
Verizon Wireless 144A @ 8.500%, 11/15/18	1,000	1,171,677
TOTAL CORPORATE BONDS (Cost $36,408,361)		35,262,160

	Par (000)	Value†
RESIDENTIAL MORTGAGE BACKED SECURITIES — 41.5%
Collateralized Mortgage Obligations — 6.1%
Countrywide Home Loan Mortgage Pass Through Trust 6.000%, 09/25/37	$3,600	$2,017,407
Fannie Mae REMICs 6.000%, 03/25/33	5,000	5,131,278
Freddie Mac REMICs 6.000%, 02/15/32	3,552	3,614,710
National City Mortgage Capital Trust 6.000%, 03/25/38	4,304	3,139,217
		13,902,612
Fannie Mae Pool — 34.1%
4.500%, 03/01/23	361	369,827
4.500%, 03/01/23	92	94,035
4.500%, 04/01/23	238	243,281
4.500%, 04/01/23	66	67,293
4.500%, 04/01/23	47	47,657
4.500%, 05/01/23	224	229,449
4.500%, 05/01/23	24	24,599
4.500%, 06/01/23	672	687,346
4.500%, 06/01/23	773	791,018
4.500%, 07/01/23	616	630,092
4.500%, 07/01/23	85	86,657
4.500%, 07/01/23	807	825,640
4.500%, 07/01/23	158	162,028
5.000%, 07/01/23	5,848	6,011,030
4.500%, 08/01/23	527	539,032
4.500%, 08/01/23	283	289,646
4.500%, 08/01/23	872	892,422
3.500%, 04/01/34•	2,030	2,017,081
5.988%, 07/01/36•	3,312	3,388,677
5.939%, 08/01/36•	3,199	3,280,470
5.617%, 12/01/36•	3,590	3,670,203
6.211%, 05/01/37•	1,942	1,997,082
5.500%, 06/01/38	14,792	15,178,151
5.500%, 07/01/38	4,527	4,645,590
5.553%, 09/01/38•	4,975	5,075,723
6.000%, 09/01/38	21,819	22,484,848
5.500%, 02/01/48	4,478	4,464,831
		78,193,708
Freddie Mac Non Gold Pool — 1.3%
5.631%, 08/01/37•	2,913	2,972,466
Ginnie Mae Pool — 0.0%
9.000%, 10/15/30	9	9,671
9.000%, 11/15/30	25	27,589
9.000%, 11/15/30	16	17,213
		54,473
TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $96,657,589)		95,123,259

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

QUALITY BOND FUND

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 8.8%
U. S. Treasury Inflation Indexed Bond 1.750%, 01/15/28	$6,500	$6,210,293
U.S. Treasury Note 8.875%, 08/15/17	9,450	14,067,950
TOTAL U.S. TREASURY OBLIGATIONS (Cost $18,369,822)		20,278,243
	Number of Shares
SHORT-TERM INVESTMENTS — 13.5%
BlackRock Liquidity Funds FedFund - Institutional Shares	4,827,096	4,827,096
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	10,001,769	10,001,769
BlackRock Liquidity Funds TempFund - Institutional Shares	10,758,987	10,758,987
Evergreen Institutional Municipal Money Market Fund - Institutional Shares	5,452,345	5,452,345
TOTAL SHORT-TERM INVESTMENTS (Cost $31,040,197)		31,040,197
TOTAL INVESTMENTS — 100.0% (Cost $233,242,094)		$229,477,412

†  See Security Valuation Note.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

•  Variable Rate Security.

~  Fair valued security. The total market value of fair valued securities at December 31, 2008 is $1,001,610.

LLC — Limited Liability Company.

REMICS — Real Estate Mortgage Investment Conduits.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$31,040,197
Level 2 — Other Significant Observable Inputs	198,437,215
Level 3 — Significant Unobservable Inputs	—
Total	$229,447,412

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

HIGH YIELD BOND FUND

	Number of Shares	Value†
COMMON STOCKS — 1.2%
Apparel — 0.0%
Anvil Holdings, Inc.^*	831	$2,161
Banks — 0.2%
JPMorgan Chase & Co.	2,250	70,943
The Goldman Sachs Group, Inc.	800	67,512
		138,455
Diversified Financial Services — 0.1%
Merrill Lynch & Co., Inc.	526	6,117
Merrill Lynch & Co., Inc. Restricted~	3,086	34,130
		40,247
Electrical Components & Equipment — 0.1%
General Cable Corp.*	3,400	60,146
Entertainment — 0.1%
Lakes Entertainment, Inc.*	12,500	50,250
Food — 0.2%
B&G Foods, Inc.	12,800	132,480
Great Atlantic & Pacific Tea Co.*	198	1,241
		133,721
Media — 0.0%
Sirius XM Radio, Inc.*	26,105	3,133
Mining — 0.1%
Freeport-McMoRan Copper & Gold, Inc.	1,500	36,660
Telecommunications — 0.4%
GeoEye, Inc.^*	3,610	63,017
Loral Space & Communications, Inc.*	6,496	89,548
Sprint Nextel Corp.*	38,834	70,455
		223,020
TOTAL COMMON STOCKS (Cost $1,794,546)		687,793
PREFERRED STOCKS — 1.1%
Banks — 0.7%
Bank of America Corp. CONV	250	162,500
Citigroup, Inc. CONV	7,925	221,821
		384,321
Media — 0.1%
Spanish Broadcasting System, Inc. PIK^	182	46,072
Telecommunications — 0.3%
Lucent Technologies Capital Trust I CONV	600	204,000
TOTAL PREFERRED STOCKS (Cost $1,405,081)		634,393
	Par (000)
CORPORATE BONDS — 92.3%
Advertising — 1.5%
Affinity Group, Inc. PIK^ 10.875%, 02/15/12	$22	11,251

	Par (000)	Value†
Advertising — (continued)
Lamar Media Corp. 6.625%, 08/15/15	$250	$180,625
6.625%, 08/15/15	125	90,312
Visant Corp. 7.625%, 10/01/12	175	143,500
Visant Holding Corp. STEP 10.250%, 12/01/13	550	407,000
		832,688
Aerospace & Defense — 2.4%
BE Aerospace, Inc. 8.500%, 07/01/18	150	135,000
GenCorp, Inc.^ 9.500%, 08/15/13	600	480,000
L-3 Communications Corp. 6.375%, 10/15/15	450	420,750
TransDigm, Inc. 7.750%, 07/15/14	200	164,000
Vought Aircraft Industries, Inc. 8.000%, 07/15/11	225	151,875
		1,351,625
Agriculture — 1.1%
Altria Group, Inc. 9.700%, 11/10/18	150	162,125
British American Tobacco International Finance Plc 144A @ 9.500%, 11/15/18	150	166,742
Reynolds American, Inc. 7.250%, 06/01/13	350	314,162
		643,029
Airlines — 0.1%
Airtran Holdings, Inc. CONV 7.000%, 07/01/23	140	77,000
Auto Manufacturers — 0.5%
Daimler Finance North America LLC 6.500%, 11/15/13	200	156,003
Ford Motor Co. 7.450%, 07/16/31	225	63,000
General Motors Corp. 7.200%, 01/15/11	125	26,250
8.375%, 07/15/33	325	56,875
		302,128
Auto Parts & Equipment — 1.3%
Allison Transmission, Inc. PIK 144A @ 11.250%, 11/01/15	450	177,750
Commercial Vehicle Group, Inc. 8.000%, 07/01/13	225	105,750
Cooper-Standard Automotive, Inc. 8.375%, 12/15/14	250	43,750
Tenneco, Inc. 8.625%, 11/15/14	150	57,000
The Goodyear Tire & Rubber Co. 8.625%, 12/01/11	235	195,050

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Auto Parts & Equipment — (continued)
TRW Automotive, Inc. 144A @ 7.000%, 03/15/14	$125	$66,250
7.250%, 03/15/17	125	63,750
United Components, Inc. 9.375%, 06/15/13	100	42,000
		751,300
Banks — 0.8%
FBOP Corp. 144A @^‡ 10.000%, 01/15/09	150	150,283
Morgan Stanley 6.000%, 04/28/15	325	280,387
		430,670
Building Materials — 1.0%
AMH Holdings, Inc. STEP 12.523%, 03/01/14+	125	69,375
Gibraltar Industries, Inc. 8.000%, 12/01/15	450	252,000
Texas Industries, Inc. 7.250%, 07/15/13	275	212,437
U.S. Concrete, Inc. 8.375%, 04/01/14	100	54,000
		587,812
Chemicals — 1.1%
Nalco Co. 7.750%, 11/15/11	450	432,000
PolyOne Corp. 8.875%, 05/01/12	150	77,250
Terra Capital, Inc. 7.000%, 02/01/17	150	110,250
		619,500
Coal — 1.8%
Arch Western Finance LLC 6.750%, 07/01/13	175	152,250
Foundation PA Coal Co. 7.250%, 08/01/14	425	348,500
International Coal Group, Inc. 10.250%, 07/15/14	225	168,750
Peabody Energy Corp. 7.375%, 11/01/16	300	282,000
4.750%, 12/15/41 CONV	100	60,000
		1,011,500
Commercial Services — 4.1%
ARAMARK Corp. 5.000%, 06/01/12	200	156,000
6.693%, 02/01/15•	275	207,625
Deluxe Corp. 7.375%, 06/01/15	300	180,000
Education Management LLC 8.750%, 06/01/14	125	95,000
10.250%, 06/01/16	125	90,625

	Par (000)	Value†
Commercial Services — (continued)
FTI Consulting, Inc. 7.625%, 06/15/13	$200	$173,250
7.750%, 10/01/16	225	185,062
iPayment, Inc. 9.750%, 05/15/14	225	112,500
Mac-Gray Corp. 7.625%, 08/15/15	300	276,000
Sunstate Equipment Co. LLC 144A @ 10.500%, 04/01/13	225	117,000
The Hertz Corp. 8.875%, 01/01/14	175	107,625
10.500%, 01/01/16	600	273,750
United Rentals North America, Inc. 6.500%, 02/15/12	225	177,750
1.875%, 10/15/23 CONV	115	81,219
Valassis Communications, Inc. 8.250%, 03/01/15	325	84,500
		2,317,906
Computers — 1.0%
Seagate Technology HDD Holdings 6.375%, 10/01/11	125	86,250
Sungard Data Systems, Inc. 9.125%, 08/15/13	475	410,875
10.625%, 05/15/15 144A @	75	64,125
Unisys Corp. 12.500%, 01/15/16	100	28,000
		589,250
Distribution & Wholesale — 0.8%
ACE Hardware Corp. 144A @ 9.125%, 06/01/16	425	280,500
Nebraska Book Co., Inc. 8.625%, 03/15/12	325	146,250
WESCO International, Inc. CONV 2.625%, 10/15/25	26	20,313
		447,063
Diversified Financial Services — 5.1%
AAC Group Holding Corp. STEP 144A @ 10.250%, 10/01/12	100	66,000
Chukchansi Economic Development Authority 144A @^ 6.095%, 11/15/12•	50	24,875
E*TRADE Financial Corp. 8.000%, 06/15/11	100	45,500
12.500%, 11/30/17 144A @	505	242,250
Ford Motor Credit Co. LLC 9.269%, 04/15/09•	500	482,500
Hawker Beechcraft Acquisition Co. LLC 8.500%, 04/01/15	400	164,000
8.875%, 04/01/15 PIK	100	34,000
9.750%, 04/01/17	25	6,750
Icahn Enterprises LP 7.125%, 02/15/13	275	189,750

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Diversified Financial Services — (continued)
iPayment Investors LP PIK 144A @^ 12.750%, 07/15/14	$224	$145,037
KAR Holdings, Inc. 7.193%, 05/01/14•	125	53,125
10.000%, 05/01/15	325	107,250
Local TV Finance LLC PIK 144A @^ 9.250%, 06/15/15	100	22,000
Nuveen Investments, Inc. 5.000%, 09/15/10	75	40,688
5.500%, 09/15/15	450	68,062
10.500%, 11/15/15 144A @	225	49,781
Rainbow National Services LLC 144A @ 8.750%, 09/01/12	75	67,500
Sears Roebuck Acceptance Corp. 7.000%, 02/01/11	100	63,137
6.750%, 08/15/11	75	46,414
SLM Corp. 3.675%, 07/27/09•	375	353,474
5.450%, 04/25/11	300	236,809
Smurfit Kappa Funding Plc 7.750%, 04/01/15	100	54,500
UCI Holdco, Inc. PIK 9.996%, 12/15/13	220	37,363
Vanguard Health Holding Co. I LLC STEP 11.250%, 10/01/15	50	39,250
Vanguard Health Holding Co. II LLC 9.000%, 10/01/14	300	250,500
		2,890,515
Electric — 6.3%
CMS Energy Corp. 8.500%, 04/15/11	50	49,240
Energy Future Holdings Corp. 144A @ 10.875%, 11/01/17	675	479,250
11.250%, 11/01/17 PIK	700	339,500
Mirant Americas Generation LLC 8.300%, 05/01/11	250	242,500
Mirant North America LLC 7.375%, 12/31/13	375	360,000
NRG Energy, Inc. 7.250%, 02/01/14	100	93,500
7.375%, 02/01/16	350	325,500
NV Energy, Inc.^ 7.803%, 06/15/12	25	23,399
PNM Resources, Inc. 9.250%, 05/15/15	250	198,750
Reliant Energy, Inc. 7.625%, 06/15/14	275	228,250
6.750%, 12/15/14	150	135,000
7.875%, 06/15/17	575	465,750
Texas Competitive Electric Holdings Co. LLC PIK 144A @ 10.500%, 11/01/16	250	125,000

	Par (000)	Value†
Electric — (continued)
The AES Corp. 9.500%, 06/01/09	$25	$24,812
9.375%, 09/15/10	200	190,000
8.875%, 02/15/11	300	280,500
7.750%, 03/01/14	25	22,000
		3,582,951
Electrical Components & Equipment — 0.1%
General Cable Corp. 6.258%, 04/01/15•	100	46,750
Electronics — 0.9%
Celestica, Inc. 7.875%, 07/01/11	225	204,750
Flextronics International Ltd. 6.500%, 05/15/13	150	118,500
6.250%, 11/15/14	100	74,500
NXP b.v. 7.503%, 10/15/13•	250	83,125
7.875%, 10/15/14	125	48,750
		529,625
Engineering & Construction — 0.7%
Dycom Industries, Inc. 8.125%, 10/15/15	175	123,375
Esco Corp. 144A @ 5.871%, 12/15/13•	100	64,000
8.625%, 12/15/13	325	227,500
		414,875
Entertainment — 1.9%
Isle of Capri Casinos, Inc. 7.000%, 03/01/14	275	116,875
Penn National Gaming, Inc. 6.750%, 03/01/15	200	152,000
Pinnacle Entertainment, Inc. 8.250%, 03/15/12	250	190,000
7.500%, 06/15/15	200	116,000
Pokagon Gaming Authority 144A @ 10.375%, 06/15/14	350	301,000
Shingle Springs Tribal Gaming Authority 144A @ 9.375%, 06/15/15	375	187,500
Speedway Motorsports, Inc. 6.750%, 06/01/13	50	36,000
		1,099,375
Environmental Control — 2.3%
Allied Waste Industries, Inc. CONV 4.250%, 04/15/34	41	36,695
Allied Waste North America, Inc. 7.875%, 04/15/13	225	213,750
7.250%, 03/15/15	500	465,000
6.875%, 06/01/17	275	255,750
Casella Waste Systems, Inc. 9.750%, 02/01/13	400	320,000
		1,291,195

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Food — 0.9%
B&G Foods, Inc. 8.000%, 10/01/11	$275	$233,750
Del Monte Corp. 8.625%, 12/15/12	275	266,750
		500,500
Forest Products & Paper — 2.5%
Boise Cascade LLC^ 7.125%, 10/15/14	195	109,200
Domtar Corp. 5.375%, 12/01/13	75	46,500
7.125%, 08/15/15	300	195,000
9.500%, 08/01/16	25	16,250
Georgia-Pacific LLC 8.125%, 05/15/11	150	141,000
7.000%, 01/15/15 144A @	200	170,000
7.700%, 06/15/15	200	152,000
International Paper Co. 7.400%, 06/15/14	300	245,913
NewPage Corp. 10.000%, 05/01/12	175	77,000
Rock-Tenn Co. 8.200%, 08/15/11	125	118,750
9.250%, 03/15/16 144A @	125	116,250
		1,387,863
Healthcare Products — 1.5%
Bausch & Lomb, Inc. 144A @ 9.875%, 11/01/15	375	281,250
Biomet, Inc. 11.625%, 10/15/17	325	277,875
Boston Scientific Corp. 6.000%, 06/15/11	200	190,000
Universal Hospital Services, Inc. 5.943%, 06/01/15•	125	76,250
8.500%, 06/01/15 PIK	50	35,500
		860,875
Healthcare Services — 4.3%
Centene Corp. 7.250%, 04/01/14	200	158,000
Community Health Systems, Inc. 8.875%, 07/15/15	275	253,000
CRC Health Corp. 10.750%, 02/01/16	100	60,250
DaVita, Inc. 6.625%, 03/15/13	175	166,250
7.250%, 03/15/15	400	380,000
HCA, Inc. 9.250%, 11/15/16	500	458,750
9.625%, 11/15/16 PIK	25	19,500
Health Management Associates, Inc. 6.125%, 04/15/16	300	186,000
HealthSouth Corp. 10.750%, 06/15/16	200	183,500

	Par (000)	Value†
Healthcare Services — (continued)
IASIS Healthcare LLC 8.750%, 06/15/14	$125	$96,875
Symbion, Inc. PIK 11.000%, 08/23/15	128	66,697
U.S. Oncology Holdings, Inc. PIK 8.334%, 03/15/12	208	131,095
U.S. Oncology, Inc. 9.000%, 08/15/12	100	91,000
10.750%, 08/15/14	100	81,500
United Surgical Partners International, Inc. 8.875%, 05/01/17	150	102,750
		2,435,167
Home Builders — 1.0%
Centex Corp. 5.800%, 09/15/09	75	71,250
4.550%, 11/01/10	75	62,250
7.875%, 02/01/11	25	22,125
D.R. Horton, Inc. 4.875%, 01/15/10	175	158,812
K. Hovnanian Enterprises, Inc. 11.500%, 05/01/13	175	133,000
Lennar Corp. 7.625%, 03/01/09	50	49,500
Toll Corp. 8.250%, 02/01/11	25	23,000
8.250%, 12/01/11	50	45,500
		565,437
Home Furnishings — 0.0%
Simmons Co. 7.875%, 01/15/14	50	14,500
Insurance — 0.7%
HUB International Holdings, Inc. 144A @ 9.000%, 12/15/14	250	152,812
10.250%, 06/15/15	475	209,594
USI Holdings Corp. 144A @ 9.750%, 05/15/15	125	49,844
		412,250
Iron & Steel — 1.2%
ArcelorMittal 5.375%, 06/01/13	175	131,976
ArcelorMittal USA, Inc. 6.500%, 04/15/14	75	53,327
Metals USA Holdings Corp. PIK 10.883%, 07/01/12	25	7,000
Ryerson, Inc. 144A @ 12.250%, 11/01/15	225	138,937
Steel Dynamics, Inc. 7.375%, 11/01/12	175	127,750
6.750%, 04/01/15	150	103,500
Tube City IMS Corp. 9.750%, 02/01/15	250	87,500
		649,990

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Leisure Time — 0.4%
Leslie's Poolmart 7.750%, 02/01/13	$275	$220,000
Lodging — 1.6%
Gaylord Entertainment Co. 8.000%, 11/15/13	125	86,250
6.750%, 11/15/14	325	201,500
Harrah's Operating Co., Inc. 144A @ 10.000%, 12/15/15	62	26,040
10.750%, 02/01/16	225	64,125
Little Traverse Bay Bands of Odawa Indians 144A @^ 10.250%, 02/15/14	50	31,500
Wynn Las Vegas LLC 6.625%, 12/01/14	650	490,750
		900,165
Machinery — Construction & Mining — 0.1%
Terex Corp. 7.375%, 01/15/14	75	65,250
Machinery — Diversified — 0.7%
Columbus Mckinnon Corp. 8.875%, 11/01/13	300	252,000
Stewart & Stevenson LLC 10.000%, 07/15/14	200	124,000
The Manitowoc Co., Inc. 7.125%, 11/01/13	50	38,000
		414,000
Media — 6.7%
Allbritton Communications Co. 7.750%, 12/15/12	225	110,531
Barrington Broadcasting Group LLC^ 10.500%, 08/15/14	100	38,875
Bonten Media Acquisition Co. PIK 144A @^ 9.000%, 06/01/15	100	30,000
CanWest MediaWorks, Inc. 8.000%, 09/15/12	288	126,499
Cengage Learning Acquisitions, Inc. 144A @
10.500%, 01/15/15	100	41,000
13.251%, 07/15/15 STEP	200	58,000
Clear Channel Communications, Inc. 4.500%, 01/15/10	50	30,000
CSC Holdings, Inc.
7.625%, 04/01/11	100	94,250
7.625%, 07/15/18	275	214,500
DirecTV Holdings LLC
8.375%, 03/15/13	50	49,750
7.625%, 05/15/16	325	315,250
Echostar DBS Corp.
6.375%, 10/01/11	175	162,750
6.625%, 10/01/14	425	354,875
7.750%, 05/31/15	25	21,250
ION Media Networks, Inc. CONV^ 11.000%, 07/31/13	1	2

	Par (000)	Value†
Media — (continued)
Kabel Deutschland GmbH 10.625%, 07/01/14	$200	$178,000
Lighthouse International Co. SA 144A @ 8.000%, 04/30/14	275	181,575
Local Insight Regatta Holdings, Inc.^ 11.000%, 12/01/17	225	58,500
Mediacom Broadband LLC 8.500%, 10/15/15	250	162,812
Nexstar Broadcasting, Inc.^ 7.000%, 01/15/14	175	75,469
Nexstar Finance Holdings LLC STEP^ 11.375%, 04/01/13	208	89,585
Nielsen Finance LLC 10.000%, 08/01/14	125	100,000
R.H. Donnelley Corp.
6.875%, 01/15/13	300	40,500
8.875%, 10/15/17	125	18,750
Shaw Communications, Inc. 8.250%, 04/11/10	75	73,875
Sinclair Broadcast Group, Inc. CONV 3.000%, 05/15/27	225	120,375
Sinclair Television Group, Inc 8.000%, 03/15/12	311	234,027
Time Warner, Inc.
2.405%, 11/13/09•	125	120,316
5.500%, 11/15/11	125	117,452
Univision Communications, Inc.
7.850%, 07/15/11	50	26,250
9.750%, 03/15/15 PIK 144A @	475	59,375
Viacom, Inc. 5.750%, 04/30/11	125	113,524
Videotron Ltee
6.875%, 01/15/14	300	265,500
6.375%, 12/15/15	75	58,875
9.125%, 04/15/18 144A @	25	23,250
XM Satellite Radio Holdings, Inc. 144A @ 13.000%, 08/01/13	250	57,500
		3,823,042
Metal Fabricate/Hardware — 0.3%
Metals USA, Inc. 11.125%, 12/01/15	250	147,500
Mining — 1.3%
Freeport-McMoRan Copper & Gold, Inc.
8.250%, 04/01/15	250	212,500
8.375%, 04/01/17	500	410,000
Novelis, Inc.
7.250%, 02/15/15	225	130,500
		753,000
Miscellaneous Manufacturing — 2.5%
AGY Holding Corp. 11.000%, 11/15/14	125	75,000
American Railcar Industries, Inc. 7.500%, 03/01/14	300	198,000

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Miscellaneous Manufacturing — (continued)
Bombardier, Inc. 144A @
6.750%, 05/01/12	$50	$44,375
6.300%, 05/01/14	200	164,500
8.000%, 11/15/14	25	22,000
7.450%, 05/01/34	200	127,000
Koppers Holdings, Inc. STEP 8.655%, 11/15/14+	350	271,250
Koppers, Inc. 9.875%, 10/15/13	100	92,000
RBS Global, Inc. 9.500%, 08/01/14	175	130,375
SPX Corp. 144A @ 7.625%, 12/15/14	200	174,000
Trinity Industries, Inc. 6.500%, 03/15/14	125	104,687
		1,403,187
Office Furnishings — 0.0%
Interface, Inc. 9.500%, 02/01/14	25	20,000
Oil & Gas — 4.1%
Compton Petroleum Finance Corp. 7.625%, 12/01/13	350	105,000
Connacher Oil and Gas Ltd. 144A @ 10.250%, 12/15/15	275	110,000
Encore Acquisition Co.
6.250%, 04/15/14	50	34,000
7.250%, 12/01/17	275	177,375
Forest Oil Corp. 7.250%, 06/15/19	400	292,000
Hilcorp Energy I LP 144A @ 7.750%, 11/01/15	350	246,750
OPTI Canada, Inc.
7.875%, 12/15/14	300	153,000
8.250%, 12/15/14	425	229,500
PetroHawk Energy Corp.
9.125%, 07/15/13	300	243,000
7.875%, 06/01/15 144A @	50	37,000
Plains Exploration & Production Co. 7.000%, 03/15/17	100	68,500
Quicksilver Resources, Inc. 8.250%, 08/01/15	200	127,000
Range Resources Corp.
7.375%, 07/15/13	25	21,812
6.375%, 03/15/15	200	162,000
7.500%, 05/15/16	50	43,375
SandRidge Energy, Inc.
8.625%, 04/01/15 PIK	75	39,375
8.000%, 06/01/18 144A @	300	166,500
Venoco, Inc.
8.750%, 12/15/11	100	48,000
		2,304,187

	Par (000)	Value†
Oil & Gas Services — 0.9%
Cie Generale de Geophysique-Veritas
7.500%, 05/15/15	$25	$15,500
7.750%, 05/15/17	375	217,500
Complete Production Services, Inc. 8.000%, 12/15/16	300	189,000
Key Energy Services, Inc.
8.375%, 12/01/14	100	66,000
		488,000
Packaging and Containers — 1.4%
Ball Corp. 6.875%, 12/15/12	75	74,250
BWAY Corp. 10.000%, 10/15/10	250	212,500
Clondalkin Acquisition BV 144A @ 3.996%, 12/15/13•	150	75,750
Crown Americas LLC
7.625%, 11/15/13	175	173,250
7.750%, 11/15/15	50	49,750
Graham Packaging Co., Inc. 9.875%, 10/15/14	275	169,125
Stone Container Finance‡ 7.375%, 07/15/14	150	27,750
		782,375
Pharmaceuticals — 0.7%
Omnicare, Inc.
6.750%, 12/15/13	100	85,000
6.875%, 12/15/15	350	287,000
		372,000
Pipelines — 2.6%
Copano Energy LLC 8.125%, 03/01/16	275	199,375
Dynegy Holdings, Inc.
7.500%, 06/01/15	375	262,500
7.750%, 06/01/19	800	552,000
El Paso Corp. 12.000%, 12/12/13	400	392,000
Williams Cos., Inc.
8.125%, 03/15/12	75	69,094
7.750%, 06/15/31	25	17,125
		1,492,094
Real Estate Investment Trusts — 1.4%
BF Saul Reit 7.500%, 03/01/14	150	135,750
Felcor Lodging LP 8.500%, 06/01/11	125	92,500
Host Hotels & Resorts LP 6.750%, 06/01/16	575	419,750
Ventas Realty LP 6.500%, 06/01/16	200	146,500
		794,500

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Retail — 4.2%
AmeriGas Partners LP
7.250%, 05/20/15	$150	$122,250
7.125%, 05/20/16	325	260,000
Couche-Tard U.S. LP 7.500%, 12/15/13	325	256,750
CVS Caremark Corp 2.503%, 06/01/10•	75	69,008
Dollar General Corp. PIK 11.875%, 07/15/17	150	128,250
Dollarama Group LP 8.875%, 08/15/12	50	37,500
Ferrellgas Escrow LLC 6.750%, 05/01/14	175	120,750
Ferrellgas Partners LP 8.750%, 06/15/12	450	315,000
GameStop Corp. 8.000%, 10/01/12	350	325,500
Home Depot, Inc. 2.046%, 12/16/09•	125	118,092
O'Charley's, Inc. 9.000%, 11/01/13	200	96,000
Sally Holdings LLC
9.250%, 11/15/14	225	193,500
10.500%, 11/15/16	25	17,000
The Neiman-Marcus Group, Inc.
9.000%, 10/15/15 PIK	275	121,000
10.375%, 10/15/15	100	43,000
The Pantry, Inc. 7.750%, 02/15/14	250	172,500
		2,396,100
Semiconductors — 0.8%
Avago Technologies Ltd. 10.125%, 12/01/13	200	152,250
Freescale Semiconductor, Inc. 8.875%, 12/15/14	475	209,000
9.125%, 12/15/14 PIK	100	23,000
Spansion, Inc. 144A @ 11.250%, 01/15/16	125	8,750
STATS ChipPAC Ltd. 6.750%, 11/15/11	100	74,250
		467,250
Software — 0.7%
First Data Corp. 9.875%, 09/24/15	475	287,375
Serena Software, Inc. 10.375%, 03/15/16	75	38,063
SS&C Technologies, Inc. 11.750%, 12/01/13	75	65,906
		391,344
Storage & Warehousing — 0.4%
Mobile Mini, Inc. 9.750%, 08/01/14	275	195,250

	Par (000)	Value†
Telecommunications — 13.1%
Alltel Corp.
7.000%, 07/01/12	$550	$547,250
6.500%, 11/01/13	100	98,000
American Tower Corp. 7.500%, 05/01/12	100	98,500
Broadview Networks Holdings, Inc. 11.375%, 09/01/12	225	155,250
Canadian Satellite Radio Holdings, Inc.^ 12.750%, 02/15/14	125	29,375
Centennial Communications Corp.
9.633%, 01/01/13•	150	145,500
10.000%, 01/01/13	125	129,375
Citizens Communications Co. 7.125%, 03/15/19	175	117,250
Cricket Communications, Inc.
9.375%, 11/01/14	475	427,500
10.000%, 07/15/15 144A @	100	91,500
Digicel Group Ltd. 144A @ 8.875%, 01/15/15	475	308,750
Digicel Ltd. 144A @ 9.250%, 09/01/12	400	340,000
Fairpoint Communications, Inc. 144A @ 13.125%, 04/01/18	125	60,000
GC Impsat Holdings I PLC 144A @ 9.875%, 02/15/17	250	150,000
GCI, Inc. 7.250%, 02/15/14	250	195,000
Intelsat Corp. 144A @ 9.250%, 06/15/16	250	227,500
Intelsat Ltd. 7.625%, 04/15/12	25	16,750
iPCS, Inc.
5.318%, 05/01/13•	200	142,000
6.443%, 05/01/14 PIK	250	152,500
Level 3 Communications, Inc. CONV
6.000%, 09/15/09	52	47,320
6.000%, 03/15/10	48	33,600
Level 3 Financing, Inc. 12.250%, 03/15/13	175	105,875
Lucent Technologies, Inc. 6.500%, 01/15/28	150	58,500
MetroPCS Wireless, Inc. 9.250%, 11/01/14	575	514,625
Nextel Communications, Inc. CONV 5.250%, 01/15/10	80	69,300
Nordic Telephone Co. Holdings ApS 144A @ 8.875%, 05/01/16	425	297,500
Nortel Networks Ltd.‡ 9.003%, 07/15/11	275	68,750
Qwest Corp.
7.875%, 09/01/11	225	207,000
8.875%, 03/15/12	50	46,250
Sprint Capital Corp.
7.625%, 01/30/11	350	292,250
8.375%, 03/15/12	175	140,000

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

HIGH YIELD BOND FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Telecommunications — (continued)
Sprint Nextel Corp. 6.000%, 12/01/16	$600	$423,000
Telesat Canada 144A @ 11.000%, 11/01/15	275	196,625
Valor Telecommunications Enterprises Finance Corp. 7.750%, 02/15/15	150	125,250
Verizon Communications, Inc.
5.500%, 02/15/18	150	144,277
8.750%, 11/01/18	145	170,117
Verizon Wireless 144A @ 8.500%, 11/15/18	245	287,061
West Corp. 9.500%, 10/15/14	250	137,500
Wind Acquisition Finance SA 144A @ 10.750%, 12/01/15	425	365,500
Windstream Corp.
8.125%, 08/01/13	25	23,000
8.625%, 08/01/16	250	221,250
		7,406,550
Textiles — 0.3%
Invista 144A @ 9.250%, 05/01/12	250	175,000
Transportation — 0.9%
Bristow Group, Inc.
6.125%, 06/15/13	225	162,000
7.500%, 09/15/17	250	167,500
Kansas City Southern de Mexico SA de CV 9.375%, 05/01/12	100	91,500
Kansas City Southern Railway 13.000%, 12/15/13	50	50,125
Swift Transportation Co., Inc. 144A @ 12.500%, 05/15/17	150	13,688
		484,813
Trucking and Leasing — 0.3%
Greenbrier Cos., Inc. 8.375%, 05/15/15	225	160,031
TOTAL CORPORATE BONDS (Cost $71,560,300)		52,298,977
	Number of Shares
WARRANTS — 0.0%
Anvil Holdings, Inc., Class A^*	10,264	$821
Anvil Holdings, Inc., Class B^*	9,238	3,695
GeoEye Inc.^*	612	6,053
iPCS, Inc. 144A @^*	300	0
MDP Acquisitions Plc 144A @^*	100	1,278
Pathmark Stores, Inc.^*	2,350	0
TOTAL WARRANTS (Cost $89,011)		11,847

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 5.4%
T. Rowe Price Reserve Investment Fund
(Cost $3,067,892)	3,067,892	$3,067,892
TOTAL INVESTMENTS — 100.0% (Cost $77,916,830)		$56,700,902

†  See Security Valuation Note.

*  Non-income producing security.

+  Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

^  Illiquid security. The total market value of illiquid securities at December 31, 2008 is $1,442,448.

‡  Defaulted Security.

•  Variable Rate Security.

~  Fair valued security. The total market value of fair valued securities at December 31, 2008 is $34,130.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PIK — Payment in Kind Security.

Plc — Public Limited Company.

STEP — Step Coupon Bond.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$4,313,768
Level 2 — Other Significant Observable Inputs	52,387,134
Level 3 — Significant Unobservable Inputs	—
Total	$56,700,902

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

FLEXIBLY MANAGED FUND

	Number of Shares	Value†
COMMON STOCKS — 65.8%
Aerospace & Defense — 0.7%
Rockwell Collins, Inc.	177,600	$6,942,384
Auto Manufacturers — 0.8%
Honda Motor Co. Ltd.	211,300	4,500,413
Toyota Motor Corp.	77,600	2,565,326
		7,065,739
Auto Parts & Equipment — 0.8%
Toyota Industries Corp.	52,100	1,122,289
TRW Automotive Holdings Corp.*	606,300	2,182,680
WABCO Holdings, Inc.	245,400	3,874,866
		7,179,835
Banks — 2.3%
First Horizon National Corp.	540	5,710
JPMorgan Chase & Co.	160,800	5,070,024
State Street Corp.	50,900	2,001,897
Wells Fargo & Co.	516,400	15,223,472
		22,301,103
Biotechnology — 0.6%
Millipore Corp.*	106,800	5,502,336
Commercial Services — 2.5%
H&R Block, Inc.	478,000	10,860,160
The Western Union Co.	876,500	12,569,010
		23,429,170
Computers — 0.7%
Dell, Inc.*	660,100	6,759,424
Cosmetics & Personal Care — 0.4%
Procter & Gamble Co.	62,582	3,868,819
Distribution & Wholesale — 1.3%
Marubeni Corp.	706,000	2,702,963
Mitsubishi Corp.	533,600	7,557,943
Mitsui & Co. Ltd.	216,000	2,220,559
		12,481,465
Diversified Financial Services — 4.2%
Ameriprise Financial, Inc.	346,700	8,098,912
BlackRock, Inc.	31,800	4,265,970
Franklin Resources, Inc.	147,100	9,382,038
Invesco Ltd.	454,200	6,558,648
Lazard Ltd., Class A	324,600	9,653,604
Merrill Lynch & Co., Inc. Restricted~	190,340	2,104,780
		40,063,952
Electric — 4.4%
Entergy Corp.	86,400	7,182,432
FPL Group, Inc.	27,900	1,404,207
PG&E Corp.	230,900	8,938,139
PPL Corp.	432,700	13,279,563
Public Service Enterprise Group, Inc.	213,500	6,227,795
Xcel Energy, Inc.	255,400	4,737,670
		41,769,806

	Number of Shares	Value†
Electronics — 2.5%
Tyco Electronics Ltd.	1,483,525	$24,047,940
Food — 0.4%
General Mills, Inc.	53,714	3,263,126
The J.M. Smucker Co.	10,161	440,581
		3,703,707
Forest Products & Paper — 0.3%
International Paper Co.	238,900	2,819,020
Gas — 1.1%
Sempra Energy	241,500	10,295,145
Healthcare Products — 2.8%
Baxter International, Inc.	174,200	9,335,378
Becton, Dickinson & Co.	30,800	2,106,412
Covidien Ltd.	403,625	14,627,370
DENTSPLY International, Inc.	35,200	994,048
		27,063,208
Household Products & Wares — 1.5%
Fortune Brands, Inc.	346,300	14,295,264
Housewares — 0.1%
Newell Rubbermaid, Inc.	84,500	826,410
Insurance — 1.6%
AON Corp.	183,700	8,391,416
MetLife, Inc.	26,700	930,762
White Mountains Insurance Group Ltd.	21,800	5,822,998
		15,145,176
Lodging — 1.9%
Choice Hotels International, Inc.	111,800	3,360,708
Marriott International, Inc., Class A	777,682	15,125,915
		18,486,623
Machinery — Diversified — 0.3%
Roper Industries, Inc.	55,000	2,387,550
Media — 4.7%
Cablevision Systems Corp., Class A	727,133	12,247,732
Discovery Communications, Inc., Class A*	49,315	700,651
Discovery Communications, Inc., Class C*	38,048	511,685
DISH Network Corp., Class A*	84,133	934,887
Time Warner Cable, Inc., Class A*	108,433	2,329,470
Time Warner, Inc.	2,779,633	27,964,788
		44,689,213
Miscellaneous Manufacturing — 8.1%
3M Co.	61,100	3,515,694
Danaher Corp.	555,839	31,466,046
Honeywell International, Inc.	541,400	17,774,162
Illinois Tool Works, Inc.	312,400	10,949,620
Tyco International Ltd.	639,625	13,815,900
		77,521,422
Oil & Gas — 7.4%
CNX Gas Corp.*	344,000	9,391,200
Exxon Mobil Corp.	239,900	19,151,217

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

FLEXIBLY MANAGED FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Japan Petroleum Exploration Co.	54,400	$2,391,760
Murphy Oil Corp.	232,500	10,311,375
Royal Dutch Shell Plc ADR	207,600	10,990,344
StatoilHydro ASA	421,200	7,044,482
Sunoco, Inc.	24,800	1,077,808
Total SA ADR	188,000	10,396,400
		70,754,586
Oil & Gas Services — 0.7%
Schlumberger Ltd.	165,528	7,006,800
Pharmaceuticals — 2.6%
Allergan, Inc.	242,954	9,795,905
Cardinal Health, Inc.	76,200	2,626,614
Wyeth	332,300	12,464,573
		24,887,092
Pipelines — 0.9%
Spectra Energy Corp.	448,095	7,053,015
The Williams Cos., Inc.	117,600	1,702,848
		8,755,863
Real Estate — 0.2%
The St. Joe Co.*	72,100	1,753,472
Retail — 3.6%
Home Depot, Inc.	47,700	1,098,054
Kohl's Corp.*	247,200	8,948,640
Lowe's Cos., Inc.	598,300	12,875,416
TJX Cos., Inc.	163,200	3,357,024
Wal-Mart Stores, Inc.	148,000	8,296,880
		34,576,014
Semiconductors — 4.0%
Altera Corp.	290,400	4,852,584
Analog Devices, Inc.	662,600	12,602,652
Texas Instruments, Inc.	854,938	13,268,638
Xilinx, Inc.	423,500	7,546,770
		38,270,644
Software — 0.7%
Microsoft Corp.	342,800	6,664,032
Telecommunications — 1.7%
AT&T, Inc.	302,475	8,620,538
Cisco Systems, Inc.*	186,700	3,043,210
Sprint Nextel Corp.*	2,606,400	4,769,712
		16,433,460
TOTAL COMMON STOCKS (Cost $749,825,759)		627,746,674
PREFERRED STOCKS — 4.4%
Banks — 1.5%
Bank of America Corp. CONV	11,200	7,280,000
Citigroup, Inc. CONV	232,500	6,507,675
Fifth Third Bancorp CONV	4,000	324,320
		14,111,995

	Number of Shares	Value†
Diversified Financial Services — 0.3%
Affiliated Managers Group, Inc. CONV	163,900	$3,001,419
Electric — 0.4%
NRG Energy, Inc. CONV	3,000	3,416,250
Finance — 0.0%
Federal National Mortgage Association CONV	70	87,500
Housewares — 0.8%
Newell Financial Trust I CONV~	299,300	7,569,896
Insurance — 1.2%
Aspen Insurance Holdings Ltd. CONV	131,975	5,521,950
MetLife, Inc. CONV	607,000	6,246,950
		11,768,900
Telecommunications — 0.2%
Crown Castle International Corp. CONV	51,000	1,826,437
TOTAL PREFERRED STOCKS (Cost $67,290,605)		41,782,397
	Par (000)
CORPORATE BONDS — 13.9%
Biotechnology — 0.7%
Millipore Corp. CONV 3.750%, 06/01/26	$8,191	7,146,647
Coal — 0.6%
Peabody Energy Corp.
6.875%, 03/15/13	425	402,687
4.750%, 12/15/36 CONV	8,924	5,354,400
		5,757,087
Diversified Financial Services — 0.6%
Ford Motor Credit Co. LLC 9.203%, 04/15/12•	2,328	2,246,520
SLM Corp. 3.675%, 07/27/09•	2,000	1,885,194
Teco Finance, Inc. 7.000%, 05/01/12	1,675	1,533,133
		5,664,847
Electric — 0.2%
Cilcorp, Inc. 8.700%, 10/15/09	1,000	920,000
Southern Power Co. 6.250%, 07/15/12	650	664,436
		1,584,436
Electronics — 0.3%
Newport Corp. CONV 2.500%, 02/15/12	3,930	2,299,050
NXP b.v. 7.503%, 10/15/13•	1,075	357,437
		2,656,487

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

FLEXIBLY MANAGED FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Environmental Control — 0.0%
Allied Waste Industries, Inc. CONV 4.250%, 04/15/34	$146	$130,670
Allied Waste North America, Inc. 7.875%, 04/15/13	125	118,750
		249,420
Food — 0.1%
HJ Heinz Finance Co. 6.625%, 07/15/11	930	953,774
Forest Products & Paper — 0.1%
International Paper Co. 7.400%, 06/15/14	900	737,738
Healthcare Products — 1.2%
Henry Schein, Inc. CONV 3.000%, 08/15/34	7,768	7,670,900
Medtronic, Inc. CONV 1.500%, 04/15/11	4,242	3,945,060
		11,615,960
Healthcare Services — 0.4%
LifePoint Hospitals, Inc. CONV 3.250%, 08/15/25	5,003	3,595,906
Household Products & Wares — 0.1%
Fortune Brands, Inc. 5.125%, 01/15/11	930	893,271
Insurance — 0.7%
Marsh & McLennan Cos., Inc. 7.125%, 06/15/09	1,991	1,985,706
USF&G Corp. CONV 1.375%, 03/03/09+	4,784	4,718,220
		6,703,926
Lodging — 0.1%
Wynn Las Vegas LLC 6.625%, 12/01/14	1,735	1,309,925
Media — 1.9%
Cablevision Systems Corp. 8.334%, 04/01/09•	1,625	1,620,938
CSC Holdings, Inc. 7.625%, 04/01/11	3,625	3,416,562
Echostar DBS Corp. 6.625%, 10/01/14	650	542,750
Liberty Media LLC CONV 3.125%, 03/30/23	4,408	3,162,740
Time Warner, Inc. 2.405%, 11/13/09•	5,070	4,880,002
Viacom, Inc.
2.271%, 06/16/09•	1,860	1,824,935
5.750%, 04/30/11	3,286	2,984,306
		18,432,233

	Par (000)	Value†
Mining — 1.4%
Freeport-McMoRan Copper & Gold, Inc. 7.084%, 04/01/15•	$8,150	$5,379,000
Newmont Mining Corp. CONV
1.250%, 07/15/14	4,495	4,809,650
1.625%, 07/15/17	3,006	3,193,875
		13,382,525
Miscellaneous Manufacturing — 0.0%
Actuant Corp. CONV 2.000%, 11/15/23	272	273,700
Oil & Gas Services — 0.8%
Cameron International Corp., CONV 2.500%, 06/15/26	42	41,475
Oil States International, Inc. CONV 2.375%, 07/01/25	6,702	5,152,162
Schlumberger Ltd. CONV 2.125%, 06/01/23	1,810	2,251,188
		7,444,825
Pharmaceuticals — 0.7%
Allergan, Inc. CONV 1.500%, 04/01/26	1,766	1,768,208
Valeant Pharmaceuticals International CONV 4.000%, 11/15/13	4,764	4,120,860
Wyeth 6.950%, 03/15/11	930	968,487
		6,857,555
Pipelines — 0.4%
Dynegy Holdings, Inc. 7.500%, 06/01/15	1,200	840,000
Williams Cos., Inc. 8.125%, 03/15/12	2,800	2,579,500
		3,419,500
Real Estate Investment Trusts — 0.4%
General Growth Properties, Inc. CONV 144A @ 3.980%, 04/15/27	4,170	317,963
Host Hotels & Resorts LP CONV 144A @ 2.625%, 04/15/27	5,153	3,330,126
Kilroy Realty LP CONV 144A @ 3.250%, 04/15/12	557	362,050
		4,010,139
Retail — 0.8%
Group 1 Automotive, Inc. CONV STEP 2.250%, 06/15/36	7,957	3,441,402
Penske Auto Group, Inc.
7.750%, 12/15/16	2,125	988,125
3.500%, 04/01/26 CONV	5,006	2,797,103
		7,226,630
Semiconductors — 1.5%
Linear Technology Corp. CONV 3.000%, 05/01/27	11,765	8,514,919

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

FLEXIBLY MANAGED FUND

	Par (000)	Value†
CORPORATE BONDS — (continued)
Semiconductors — (continued)
Xilinx, Inc. CONV 3.125%, 03/15/37	$8,074	$5,480,227
		13,995,146
Telecommunications — 0.9%
American Tower Corp.
7.500%, 05/01/12	75	73,875
7.125%, 10/15/12	1,425	1,403,625
JDS Uniphase Corp. CONV 1.000%, 05/15/26	5,290	2,856,600
Lucent Technologies, Inc. CONV 2.875%, 06/15/25	5,059	2,358,758
Sprint Capital Corp.
8.375%, 03/15/12	2,650	2,120,000
6.900%, 05/01/19	300	213,000
		9,025,858
TOTAL CORPORATE BONDS (Cost $166,880,168)		132,937,535
LOAN AGREEMENTS — 6.5%
Biotechnology — 0.1%
Invitrogen Corp.^‡ 5.250%, 06/11/15	748	699,497
Engineering & Construction — 1.2%
CSC Holdings, Inc.^‡
2.195%, 02/24/12	1,460	1,271,554
1.750%-2.945%, 05/02/14	12,455	10,581,762
		11,853,316
Entertainment — 0.1%
Cedar Fair LP^‡ 3.436%, 08/30/12	742	472,811
Food — 1.2%
Wm. Wrigley Jr. Co.^‡ 3.500%-7.750%, 07/17/14	11,750	11,221,250
Forest Products & Paper — 1.3%
Georgia-Pacific Corp.^‡
2.581%-5.762%, 12/20/10	885	780,319
2.000%-5.762%, 12/20/12	13,972	11,422,096
		12,202,415
Healthcare Products — 0.6%
Advanced Medical Optics, Inc.^‡ 1.750%-4.863%, 04/02/14	3,491	2,205,318
Boston Scientific Corp.^‡ 2.411%-4.476%, 04/21/11	3,358	2,898,823
Fresenius SE^‡ 6.750%, 08/20/14	750	681,248
		5,785,389
Healthcare Services — 0.3%
HCA, Inc.^‡ 5.762%, 11/18/12	3,687	3,099,040

	Number of Shares	Value†
Lodging — 0.3%
MGM Mirage^‡ 2.011%-5.135%, 10/03/11	$5,750	$3,105,000
Media — 1.4%
DIRECTV Holdings LLC^‡ 2.250%-5.250%, 04/13/13	2,738	2,439,200
Discovery Communications^‡ 2.000%-5.762%, 05/14/14	2,494	2,057,278
Lamar Media Corp.^‡ 2.938%, 03/31/14	750	637,500
The Weather Channel, Inc.^‡ 7.250%, 10/15/15	9,227	8,150,376
		13,284,354
TOTAL LOAN AGREEMENTS (Cost $67,367,481)		61,723,072
	Number of Contracts
PURCHASED OPTIONS — 0.0%
Call Options — 0.0%
Automatic Data Processing, Inc., $50, 01/16/10*	43	7,740
Danaher Corp., $80, 01/16/10*	46	10,120
International Paper Co., $35, 01/16/10*	47	470
Johnson & Johnson, $65, 01/16/10*	141	57,810
Johnson & Johnson, $70, 01/16/10*	87	22,098
Northrop Grumman Corp., $80, 01/16/10*	17	425
Wellpoint, Inc., $50, 01/16/10*	144	79,200
Wellpoint, Inc., $55, 01/17/09*	576	5,760
TOTAL PURCHASED OPTIONS (Cost $549,893)		183,623
	Number of Shares
SHORT-TERM INVESTMENTS — 9.6%
T. Rowe Price Reserve Investment Fund
(Cost $91,708,221)	91,708,221	91,708,221
	Number of Contracts
WRITTEN OPTIONS — (0.2)%
Call Options — (0.2)%
3M Co., $90, 01/17/09*	(422)	(2,110)
Aon Corp., $50, 01/17/09*	(1,531)	(22,965)
AT&T, Inc., $30, 01/16/10*	(115)	(38,525)
AT&T, Inc., $30, 01/16/10*	(795)	(278,250)
AT&T, Inc., $42.5, 01/17/09*	(902)	(902)
AT&T, Inc., $45, 01/17/09*	(902)	(3,608)
Baxter International, Inc., $70, 01/17/09*	(587)	(2,935)
Baxter International, Inc., $75, 02/21/09*	(486)	(2,430)
Cardinal Health, Inc., $60, 01/17/09*	(338)	(1,690)
Danaher Corp., $90, 01/17/09*	(521)	(2,605)
Dell, Inc., $27.5, 01/17/09*	(1,295)	(1,295)
Exxon Mobil Corp., $80, 01/16/10*	(630)	(771,750)
Exxon Mobil Corp., $85, 01/16/10*	(588)	(596,232)

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

FLEXIBLY MANAGED FUND

	Number of Contracts	Value†
WRITTEN OPTIONS — (continued)
Call Options — (continued)
Fortune Brands, Inc., $65, 01/17/09*	(567)	$(2,835)
Kohl's Corp., $55, 01/17/09*	(757)	(3,785)
Lowe's Cos., Inc., $27.5, 01/17/09*	(1,418)	(4,254)
PG&E Corp., $40, 03/21/09*	(575)	(120,750)
TJX Cos., Inc., $35, 01/17/09*	(1,017)	(14,238)
TJX Cos., Inc., $40, 01/17/09*	(351)	(1,755)
Wal-Mart Stores, Inc., $55, 01/17/09*	(683)	(143,430)
Wal-Mart Stores, Inc., $60, 01/17/09*	(683)	(15,026)
Wyeth, $50, 01/17/09*	(766)	(3,830)
Xilinx, Inc., $30, 01/17/09*	(1,266)	(6,330)
TOTAL WRITTEN OPTIONS (Premiums $(4,572,168))		(2,041,530)
TOTAL INVESTMENTS — 100.0% (Cost $1,139,049,959)		$954,039,993

†  See Security Valuation Note.

*  Non-income producing security.

+  Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

^  Illiquid security. The total market value of illiquid securities at December 31, 2008 is $61,723,072.

•  Variable Rate Security.

~  Fair valued security. The total market value of fair valued securities at December 31, 2008 is $9,674,676.

@  Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "accredited investors". Unless otherwise indicated, the security is considered liquid.

‡  Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2008. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the "1933 Act"), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

ADR — American Depository Receipt.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

Plc — Public Limited Company.

STEP — Step Coupon Bond.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)	Other Financial Instruments (Options)
Level 1 — Quoted Prices	$717,349,773	$(690,859)
Level 2 — Other Significant Observable Inputs	238,548,127	(1,167,048)
Level 3 — Significant Unobservable Inputs	—	—
Total	$955,897,900	$(1,857,907)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

LARGE GROWTH STOCK FUND

	Number of Shares	Value†
COMMON STOCKS — 96.9%
Aerospace & Defense — 0.2%
General Dynamics Corp.	3,400	$195,806
Apparel — 0.9%
NIKE, Inc., Class B	15,000	765,000
Banks — 1.4%
Northern Trust Corp.	6,900	359,766
State Street Corp.	8,900	350,037
The Goldman Sachs Group, Inc.	5,800	489,462
		1,199,265
Beverages — 2.8%
PepsiCo, Inc.	31,500	1,725,255
The Coca-Cola Co.	16,800	760,536
		2,485,791
Biotechnology — 7.0%
Amgen, Inc.*	9,600	554,400
Celgene Corp.*	10,900	602,552
Genentech, Inc.*	23,800	1,973,258
Gilead Sciences, Inc.*	60,400	3,088,856
		6,219,066
Chemicals — 1.8%
Monsanto Co.	6,200	436,170
Praxair, Inc.	20,000	1,187,200
		1,623,370
Commercial Services — 3.6%
Automatic Data Processing, Inc.	32,700	1,286,418
Mastercard, Inc., Class A	100	14,293
McKesson Corp.	15,100	584,823
Moody's Corp.	21,500	431,935
The Western Union Co.	61,000	874,740
Visa, Inc., Class A	200	10,490
		3,202,699
Computers — 7.0%
Accenture Ltd., Class A	48,000	1,573,920
Apple, Inc.*	36,800	3,140,880
Dell, Inc.*	32,500	332,800
EMC Corp.*	32,300	338,181
Research In Motion Ltd.*	19,400	787,252
		6,173,033
Cosmetics & Personal Care — 1.7%
Procter & Gamble Co.	24,212	1,496,786
Diversified Financial Services — 1.1%
BlackRock, Inc.	2,900	389,035
Franklin Resources, Inc.	7,300	465,594
Redecard SA	12,200	134,451
		989,080
Electronics — 0.8%
Dolby Laboratories, Inc., Class A*	20,300	665,028
Food — 2.7%
Groupe Danone	14,816	895,179
Nestle SA	24,823	982,945

	Number of Shares	Value†
Food — (continued)
SYSCO Corp.	21,100	$484,034
		2,362,158
Healthcare Products — 7.2%
Alcon, Inc.	6,600	588,654
Baxter International, Inc.	12,200	653,798
Becton, Dickinson and Co.	13,400	916,426
Covidien Ltd.	24,950	904,188
DENTSPLY International, Inc.	11,400	321,936
Intuitive Surgical, Inc.*	1,600	203,184
Medtronic, Inc.	48,100	1,511,302
St. Jude Medical, Inc.*	18,800	619,648
Stryker Corp.	15,400	615,230
		6,334,366
Healthcare Services — 3.0%
Aetna, Inc.	30,200	860,700
Humana, Inc.*	5,600	208,768
WellPoint, Inc.*	37,900	1,596,727
		2,666,195
Internet — 9.5%
Amazon.com, Inc.*	57,700	2,958,856
Expedia, Inc.*	36,077	297,274
Google, Inc., Class A*	8,500	2,615,025
McAfee, Inc.*	20,100	694,857
priceline.com, Inc.*	4,800	353,520
TENCENT Holdings Ltd.	73,200	475,634
VeriSign, Inc.*	51,800	988,344
		8,383,510
Lodging — 0.0%
Wynn Resorts Ltd.*	500	21,130
Machinery — Diversified — 0.8%
Deere & Co.	18,200	697,424
Media — 2.8%
Shaw Communications, Inc., Class B	42,300	747,864
The McGraw-Hill Cos., Inc.	73,700	1,709,103
		2,456,967
Mining — 0.6%
BHP Billiton Ltd.	25,295	537,371
Miscellaneous Manufacturing — 3.5%
Danaher Corp.	54,500	3,085,245
Oil & Gas — 4.4%
Chevron Corp.	7,400	547,378
EOG Resources, Inc.	10,100	672,458
Exxon Mobil Corp.	24,500	1,955,835
Petroleo Brasileiro SA ADR	36,800	751,088
		3,926,759
Oil & Gas Services — 3.0%
Baker Hughes, Inc.	2,500	80,175
Cameron International Corp.*	16,400	336,200
Schlumberger Ltd.	40,500	1,714,365

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

LARGE GROWTH STOCK FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas Services — (continued)
Smith International, Inc.	22,100	$505,869
		2,636,609
Pharmaceuticals — 8.0%
Allergan, Inc.	27,200	1,096,704
Elan Corp. Plc ADR*	45,000	270,000
Express Scripts, Inc.*	20,700	1,138,086
Medco Health Solutions, Inc.*	59,100	2,476,881
Novo Nordisk A/S, Class B	6,210	320,336
Teva Pharmaceutical Industries Ltd. ADR	9,900	421,443
Wyeth	37,000	1,387,870
		7,111,320
Retail — 4.1%
Costco Wholesale Corp.	21,100	1,107,750
CVS Caremark Corp.	30,179	867,345
TJX Cos., Inc.	21,100	434,027
Yum! Brands, Inc.	39,400	1,241,100
		3,650,222
Semiconductors — 1.4%
Broadcom Corp., Class A*	12,500	212,125
Intel Corp.	27,500	403,150
Marvell Technology Group Ltd.*	100,100	667,667
		1,282,942
Software — 5.4%
Adobe Systems, Inc.*	13,100	278,899
Autodesk, Inc.*	39,700	780,105
Electronic Arts, Inc.*	16,300	261,452
Fiserv, Inc.*	15,600	567,372
Microsoft Corp.	113,775	2,211,786
salesforce.com, Inc.*	20,100	643,401
		4,743,015
Telecommunications — 9.0%
American Tower Corp., Class A*	51,900	1,521,708
Cisco Systems, Inc.*	77,300	1,259,990
Crown Castle International Corp.*	77,900	1,369,482
Juniper Networks, Inc.*	36,600	640,866
Leap Wireless International, Inc.*	17,700	475,953
MetroPCS Communications, Inc.*	57,200	849,420
QUALCOMM, Inc.	51,900	1,859,577
		7,976,996
Toys, Games & Hobbies — 1.3%
Nintendo Co. Ltd.	2,900	1,108,240
Transportation — 1.9%
Expeditors International of Washington, Inc.	26,800	891,636
Union Pacific Corp.	3,500	167,300
United Parcel Service, Inc., Class B	11,600	639,856
		1,698,792
TOTAL COMMON STOCKS (Cost $112,957,375)		85,694,185

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 3.1%
BlackRock Liquidity Funds TempCash - Institutional Shares	102,086	$102,086
BlackRock Liquidity Funds TempFund - Institutional Shares	102,086	102,086
T. Rowe Price Reserve Investment Fund	2,516,837	2,516,837
TOTAL SHORT-TERM INVESTMENTS (Cost $2,721,009)		2,721,009
TOTAL INVESTMENTS — 100.0% (Cost $115,678,384)(a)		$88,415,194

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

COMMON STOCKS COUNTRY DIVERSIFICATION	% of Market Value	Value†
United States	87.6%	$77,496,037
France	3.0%	2,609,544
Bermuda	2.5%	2,241,587
Switzerland	1.8%	1,571,599
Japan	1.3%	1,108,240
Brazil	1.0%	885,539
Other	2.8%	2,502,648
	100.0%	$88,415,194

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$84,095,489
Level 2 — Other Significant Observable Inputs	4,319,705
Level 3 — Significant Unobservable Inputs	—
Total	$88,415,194

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

LARGE CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 94.0%
Aerospace & Defense — 1.6%
Goodrich Corp.	46,900	$1,736,238
Agriculture — 2.2%
Philip Morris International, Inc.	55,000	2,393,050
Auto Manufacturers — 1.8%
Navistar International Corp.*	90,900	1,943,442
Banks — 10.8%
Bank of America Corp.	129,850	1,828,288
Credit Suisse Group AG ADR	80,530	2,275,778
JPMorgan Chase & Co.	51,180	1,613,705
Julius Baer Holding AG	92,725	3,593,772
Morgan Stanley	136,720	2,192,989
		11,504,532
Beverages — 2.5%
Molson Coors Brewing Co., Class B	15,200	743,584
PepsiCo, Inc.	34,610	1,895,590
		2,639,174
Chemicals — 6.6%
Lubrizol Corp.	130,740	4,757,629
The Mosaic Co.	65,330	2,260,418
		7,018,047
Computers — 2.0%
Research In Motion Ltd.*	52,960	2,149,117
Diversified Financial Services — 2.8%
National Financial Partners Corp.	96,800	294,272
SLM Corp.*	307,000	2,732,300
		3,026,572
Electric — 8.0%
American Electric Power Co., Inc.	79,200	2,635,776
Exelon Corp.	43,720	2,431,269
PG&E Corp.	90,600	3,507,126
		8,574,171
Electronics — 0.9%
Thermo Fisher Scientific, Inc.*	27,090	922,956
Entertainment — 0.8%
Cinemark Holdings, Inc.	119,610	888,702
Food — 4.0%
Campbell Soup Co.	38,700	1,161,387
The Kroger Co.	116,000	3,063,560
		4,224,947
Healthcare Services — 5.0%
Aetna, Inc.	95,410	2,719,185
WellPoint, Inc.*	62,060	2,614,588
		5,333,773
Insurance — 4.7%
Assurant, Inc.	15,100	453,000
Everest Re Group Ltd.	59,920	4,562,309
		5,015,309

	Number of Shares	Value†
Media — 5.8%
Cablevision Systems Corp., Class A	31,100	$523,724
Liberty Global, Inc., Class C*	79,010	1,199,372
News Corp., Class A	329,014	2,990,737
Time Warner Cable, Inc., Class A*	69,250	1,485,413
		6,199,246
Miscellaneous Manufacturing — 4.3%
Siemens AG ADR	14,050	1,064,287
Tyco International Ltd.	165,610	3,577,176
		4,641,463
Oil & Gas — 11.6%
Chevron Corp.	72,500	5,362,825
Devon Energy Corp.	63,690	4,185,070
Petroleo Brasileiro S.A. ADR	139,350	2,844,133
		12,392,028
Pharmaceuticals — 8.9%
Abbott Laboratories	57,080	3,046,360
Schering-Plough Corp.	193,900	3,302,117
Wyeth	84,500	3,169,595
		9,518,072
Semiconductors — 1.2%
Lam Research Corp.*	20,640	439,219
Varian Semiconductor Equipment Associates, Inc.*	44,490	806,159
		1,245,378
Telecommunications — 6.8%
AT&T, Inc.	142,877	4,071,994
QUALCOMM, Inc.	87,450	3,133,334
		7,205,328
Transportation — 1.0%
United Parcel Service, Inc., Class B	18,820	1,038,111
Trucking and Leasing — 0.7%
Aircastle Ltd.	156,810	749,552
TOTAL COMMON STOCKS (Cost $123,949,327)		100,359,208
SHORT-TERM INVESTMENTS — 6.0%
BlackRock Liquidity Funds TempCash - Institutional Shares	3,204,182	3,204,182
BlackRock Liquidity Funds TempFund - Institutional Shares	3,204,181	3,204,181
TOTAL SHORT-TERM INVESTMENTS (Cost $6,408,363)		6,408,363
TOTAL INVESTMENTS — 100.0% (Cost $130,357,690)		$106,767,571

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

LARGE CAP VALUE FUND

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$103,173,799
Level 2 — Other Significant Observable Inputs	3,593,772
Level 3 — Significant Unobservable Inputs	—
Total	$106,767,571

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

LARGE CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 97.5%
Agriculture — 0.7%
Archer-Daniels-Midland Co.	3,880	$111,860
Banks — 3.4%
JPMorgan Chase & Co.	9,510	299,850
Wells Fargo & Co.	9,730	286,841
		586,691
Beverages — 3.3%
PepsiCo, Inc.	10,360	567,417
Biotechnology — 7.3%
Genentech, Inc.*	2,460	203,959
Genzyme Corp.*	3,620	240,259
Gilead Sciences, Inc.*	13,260	678,117
Myriad Genetics, Inc.*	2,040	135,170
		1,257,505
Chemicals — 2.6%
Monsanto Co.	4,598	323,469
The Sherwin-Williams Co.	2,110	126,073
		449,542
Commercial Services — 3.3%
Apollo Group, Inc., Class A*	1,310	100,372
Robert Half International, Inc.	7,440	154,901
The Western Union Co.	3,570	51,194
Visa, Inc., Class A	5,040	264,348
		570,815
Computers — 5.1%
Apple, Inc.*	4,889	417,276
Hewlett-Packard Co.	9,960	361,449
SanDisk Corp.*	10,730	103,008
		881,733
Cosmetics & Personal Care — 0.3%
Colgate-Palmolive Co.	840	57,574
Diversified Financial Services — 6.0%
BlackRock, Inc.	3,250	435,987
T. Rowe Price Group, Inc.	8,740	309,746
The Charles Schwab Corp.	17,520	283,298
		1,029,031
Energy — Alternate Sources — 1.1%
First Solar, Inc.*	1,350	186,246
Food — 1.7%
SYSCO Corp.	5,130	117,682
The Kroger Co.	6,410	169,288
		286,970
Healthcare Products — 4.2%
Baxter International, Inc.	8,854	474,486
Covidien Ltd.	4,330	156,919
Intuitive Surgical, Inc.*	740	93,973
		725,378

	Number of Shares	Value†
Healthcare Services — 1.7%
DaVita, Inc.*	3,210	$159,120
UnitedHealth Group, Inc.	4,940	131,404
		290,524
Home Builders — 2.4%
NVR, Inc.*	450	205,312
Pulte Homes, Inc.	18,630	203,626
		408,938
Household Products & Wares — 2.4%
Clorox Co.	2,780	154,457
Kimberly-Clark Corp.	5,030	265,282
		419,739
Insurance — 1.7%
Marsh & McLennan Cos., Inc.	12,330	299,249
Internet — 4.2%
F5 Networks, Inc.*	5,560	127,102
Google, Inc., Class A*	1,928	593,149
		720,251
Lodging — 0.4%
Wynn Resorts Ltd.*	1,780	75,223
Media — 3.4%
Cablevision Systems Corp., Class A	11,480	193,323
Comcast Corp., Class A	22,650	382,332
		575,655
Mining — 0.9%
BHP Billiton Ltd. ADR	3,720	159,588
Miscellaneous Manufacturing — 3.5%
General Electric Co.	19,000	307,800
Siemens AG ADR	3,950	299,212
		607,012
Oil & Gas — 7.4%
Occidental Petroleum Corp.	3,860	231,562
PetroHawk Energy Corp.*	12,010	187,716
Southwestern Energy Co.*	12,470	361,256
Transocean, Inc.*	6,360	300,510
Valero Energy Corp.	8,860	191,730
		1,272,774
Oil & Gas Services — 3.9%
Cameron International Corp.*	11,708	240,014
Schlumberger Ltd.	10,326	437,100
		677,114
Pharmaceuticals — 1.0%
Express Scripts, Inc.*	3,180	174,836
Pipelines — 1.2%
Enbridge, Inc.	6,560	213,003

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

LARGE CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 8.2%
Costco Wholesale Corp.	2,850	$149,625
CVS Caremark Corp.	12,922	371,378
Guess?, Inc.	5,734	88,017
Kohl's Corp.*	6,040	218,648
Lowe's Cos., Inc.	8,740	188,085
Staples, Inc.	10,930	195,866
Urban Outfitters, Inc.*	5,030	75,349
Yum! Brands, Inc.	4,140	130,410
		1,417,378
Semiconductors — 6.5%
Applied Materials, Inc.	25,100	254,263
Broadcom Corp., Class A*	10,240	173,773
Intel Corp.	32,060	470,000
Lam Research Corp.*	10,180	216,630
		1,114,666
Software — 0.6%
Adobe Systems, Inc.*	4,580	97,508
Telecommunications — 6.2%
China Mobile Ltd. ADR	6,150	312,727
MetroPCS Communications, Inc.*	17,270	256,460
QUALCOMM, Inc.	14,115	505,740
		1,074,927
Transportation — 2.1%
Union Pacific Corp.	4,599	219,832
United Parcel Service, Inc., Class B	2,580	142,313
		362,145
Water — 0.8%
Aqua America, Inc.	6,720	138,365
TOTAL COMMON STOCKS (Cost $21,255,382)		16,809,657
SHORT-TERM INVESTMENTS — 2.5%
BlackRock Liquidity Funds TempCash - Institutional Shares	216,357	216,357
BlackRock Liquidity Funds TempFund - Institutional Shares	216,357	216,357
TOTAL SHORT-TERM INVESTMENTS (Cost $432,714)		432,714
TOTAL INVESTMENTS — 100.0% (Cost $21,688,096)		$17,242,371

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$17,242,371
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$17,242,371

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — 97.7%
Advertising — 0.1%
Interpublic Group of Cos., Inc.*	9,234	$36,567
Omnicom Group, Inc.	7,667	206,395
		242,962
Aerospace & Defense — 2.4%
Boeing Co.	17,903	763,921
General Dynamics Corp.	9,497	546,932
Goodrich Corp.	3,147	116,502
L-3 Communications Holdings, Inc.	2,900	213,962
Lockheed Martin Corp.	7,909	664,989
Northrop Grumman Corp.	8,092	364,464
Raytheon Co.	9,976	509,175
Rockwell Collins, Inc.	3,945	154,210
United Technologies Corp.	23,042	1,235,051
		4,569,206
Agriculture — 2.1%
Altria Group, Inc.	49,878	751,163
Archer-Daniels-Midland Co.	15,599	449,719
Lorillard, Inc.	4,203	236,839
Philip Morris International, Inc.	48,871	2,126,377
Reynolds American, Inc.	4,151	167,327
UST, Inc.	3,592	249,213
		3,980,638
Airlines — 0.1%
Southwest Airlines Co.	17,817	153,583
Apparel — 0.4%
Coach, Inc.*	8,277	171,913
Jones Apparel Group, Inc.	1,694	9,927
NIKE, Inc., Class B	9,523	485,673
Polo Ralph Lauren Corp.	1,428	64,846
V.F. Corp.	2,108	115,455
		847,814
Auto Manufacturers — 0.2%
Ford Motor Co.*	54,967	125,875
General Motors Corp.	11,077	35,446
PACCAR, Inc.	8,744	250,078
		411,399
Auto Parts & Equipment — 0.2%
Johnson Controls, Inc.	14,311	259,888
The Goodyear Tire & Rubber Co.*	4,706	28,095
		287,983
Banks — 7.5%
Bank of America Corp.	120,903	1,702,314
BB&T Corp.	13,199	362,445
Capital One Financial Corp.	9,041	288,317
Citigroup, Inc.	131,522	882,513
Comerica, Inc.	3,844	76,303
Fifth Third Bancorp	14,046	116,020
First Horizon National Corp.	5,363	56,683
Huntington Bancshares, Inc.	9,465	72,502
JPMorgan Chase & Co.	90,164	2,842,871

	Number of Shares	Value†
Banks — (continued)
KeyCorp	12,199	$103,935
M&T Bank Corp.	1,908	109,538
Marshall & Ilsley Corp.	6,371	86,900
Morgan Stanley	26,563	426,070
National City Corp.	46,376	83,941
Northern Trust Corp.	5,447	284,007
PNC Financial Services Group, Inc.	8,266	405,034
Regions Financial Corp.	16,894	134,476
State Street Corp.	10,347	406,947
SunTrust Banks, Inc.	8,488	250,736
The Bank of New York Mellon Corp.	27,780	787,007
The Goldman Sachs Group, Inc.	10,523	888,036
U.S. Bancorp	42,356	1,059,324
Wachovia Corp.	52,827	292,662
Wells Fargo & Co.	91,520	2,698,010
Zions Bancorporation	2,904	71,177
		14,487,768
Beverages — 2.5%
Brown-Forman Corp., Class B	2,462	126,768
Coca-Cola Enterprises, Inc.	7,928	95,374
Constellation Brands, Inc., Class A*	5,023	79,213
Dr. Pepper Snapple Group, Inc.*	6,000	97,500
Molson Coors Brewing Co., Class B	3,738	182,863
PepsiCo, Inc.	37,733	2,066,636
The Coca-Cola Co.	47,685	2,158,700
The Pepsi Bottling Group, Inc.	3,548	79,866
		4,886,920
Biotechnology — 2.2%
Amgen, Inc.*	25,501	1,472,683
Biogen Idec, Inc.*	7,133	339,745
Celgene Corp.*	11,028	609,628
Genzyme Corp.*	6,430	426,759
Gilead Sciences, Inc.*	22,249	1,137,814
Life Technologies Corp.*	3,959	92,284
Millipore Corp.*	1,277	65,791
		4,144,704
Building Materials — 0.1%
Masco Corp.	8,877	98,801
Chemicals — 1.8%
Air Products & Chemicals, Inc.	5,221	262,460
CF Industries Holdings, Inc.	1,500	73,740
E.I. du Pont de Nemours & Co.	21,523	544,532
Eastman Chemical Co.	1,491	47,280
Ecolab, Inc.	4,333	152,305
International Flavors & Fragrances, Inc.	1,575	46,809
Monsanto Co.	13,137	924,188
PPG Industries, Inc.	4,010	170,144
Praxair, Inc.	7,526	446,743
Rohm & Haas Co.	3,054	188,707
Sigma-Aldrich Corp.	2,822	119,201
The Dow Chemical Co.	22,104	333,549
The Sherwin-Williams Co.	2,434	145,431
		3,455,089

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Coal — 0.2%
Consol Energy, Inc.	4,476	$127,924
Massey Energy Co.	1,574	21,706
Peabody Energy Corp.	6,612	150,423
		300,053
Commercial Services — 1.2%
Apollo Group, Inc., Class A*	2,443	187,183
Automatic Data Processing, Inc.	12,143	477,706
Convergys Corp.*	2,417	15,493
Donnelley (R.R.) & Sons Co.	5,353	72,694
Equifax, Inc.	3,334	88,418
H&R Block, Inc.	8,066	183,259
Mastercard, Inc., Class A	1,725	246,554
McKesson Corp.	6,625	256,586
Monster Worldwide, Inc.*	2,431	29,391
Moody's Corp.	5,073	101,916
Paychex, Inc.	7,775	204,327
Robert Half International, Inc.	4,007	83,426
The Western Union Co.	17,878	256,370
Total System Services, Inc.	5,077	71,078
		2,274,401
Computers — 4.3%
Affiliated Computer Services, Inc., Class A*	2,485	114,186
Apple, Inc.*	21,350	1,822,222
Cognizant Technology Solutions Corp., Class A*	7,152	129,165
Computer Sciences Corp.*	3,757	132,021
Dell, Inc.*	42,442	434,606
EMC Corp.*	49,548	518,768
Hewlett-Packard Co.	59,054	2,143,070
International Business Machines Corp.	32,473	2,732,928
Lexmark International, Inc., Class A*	1,721	46,295
NetApp, Inc.*	8,221	114,847
SanDisk Corp.*	4,397	42,211
Sun Microsystems, Inc.*	19,196	73,329
Teradata Corp.*	4,616	68,455
		8,372,103
Cosmetics & Personal Care — 2.9%
Avon Products, Inc.	10,250	246,307
Colgate-Palmolive Co.	12,235	838,587
Procter & Gamble Co.	71,953	4,448,134
The Estee Lauder Cos., Inc., Class A	2,937	90,930
		5,623,958
Distribution & Wholesale — 0.2%
Fastenal Co.	3,200	111,520
Genuine Parts Co.	4,005	151,629
Grainger (W.W.), Inc.	1,472	116,053
		379,202
Diversified Financial Services — 1.6%
American Express Co.	27,665	513,186
Ameriprise Financial, Inc.	5,346	124,883
CIT Group, Inc.	5,529	25,102
CME Group, Inc.	1,612	335,473
Discover Financial Services	11,778	112,244

	Number of Shares	Value†
Diversified Financial Services — (continued)
E*TRADE Financial Corp.*	10,512	$12,089
Federated Investors, Inc., Class B	1,695	28,747
Franklin Resources, Inc.	3,652	232,924
IntercontinentalExchange, Inc.*	1,680	138,499
Invesco Ltd.	9,467	136,703
Janus Capital Group, Inc.	2,866	23,014
Legg Mason, Inc.	3,461	75,830
Merrill Lynch & Co., Inc.	38,665	450,061
NYSE Euronext	6,585	180,297
SLM Corp.*	11,534	102,653
T. Rowe Price Group, Inc.	6,381	226,143
The Charles Schwab Corp.	22,769	368,175
The Nasdaq Omx Group, Inc.*	3,100	76,601
		3,162,624
Electric — 3.8%
Allegheny Energy, Inc.	4,187	141,772
Ameren Corp.	5,098	169,559
American Electric Power Co., Inc.	9,857	328,041
CMS Energy Corp.	5,807	58,709
Consolidated Edison, Inc.	6,434	250,476
Constellation Energy Group, Inc.	4,490	112,654
Dominion Resources, Inc.	14,109	505,667
DTE Energy Co.	3,992	142,395
Duke Energy Corp.	30,743	461,452
Dynegy, Inc., Class A*	9,721	19,442
Edison International	7,874	252,913
Entergy Corp.	4,647	386,305
Exelon Corp.	15,735	875,023
FirstEnergy Corp.	7,264	352,885
FPL Group, Inc.	9,785	492,479
Integrys Energy Group, Inc.	1,995	85,745
Pepco Holdings, Inc.	5,540	98,390
PG&E Corp.	8,790	340,261
Pinnacle West Capital Corp.	2,569	82,542
PPL Corp.	8,998	276,149
Progress Energy, Inc.	6,313	251,573
Public Service Enterprise Group, Inc.	12,249	357,303
Scana Corp.	2,800	99,680
Southern Co.	18,411	681,207
TECO Energy, Inc.	5,423	66,974
The AES Corp.*	16,444	135,499
Wisconsin Energy Corp.	2,700	113,346
Xcel Energy, Inc.	10,930	202,751
		7,341,192
Electrical Components & Equipment — 0.4%
Emerson Electric Co.	18,476	676,407
Molex, Inc.	2,723	39,456
		715,863
Electronics — 0.5%
Agilent Technologies, Inc.*	8,645	135,121
Amphenol Corp., Class A	3,900	93,522
FLIR Systems, Inc.*	3,300	101,244
Jabil Circuit, Inc.	4,092	27,621
PerkinElmer, Inc.	3,116	43,343

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — (continued)
Thermo Fisher Scientific, Inc.*	10,182	$346,901
Tyco Electronics Ltd.	11,453	185,653
Waters Corp.*	2,258	82,756
		1,016,161
Engineering & Construction — 0.2%
Fluor Corp.	4,370	196,082
Jacobs Engineering Group, Inc.*	2,983	143,482
		339,564
Entertainment — 0.0%
International Game Technology, Inc.	7,957	94,609
Environmental Control — 0.4%
Republic Services, Inc.	7,914	196,188
Stericycle, Inc.*	2,000	104,160
Waste Management, Inc.	11,800	391,052
		691,400
Food — 2.1%
Campbell Soup Co.	5,216	156,532
ConAgra Foods, Inc.	11,202	184,833
Dean Foods Co.*	3,972	71,377
General Mills, Inc.	8,055	489,341
Heinz (H.J.) Co.	7,666	288,242
Kellogg Co.	6,166	270,379
Kraft Foods, Inc., Class A	35,463	952,182
McCormick & Co., Inc.	3,308	105,393
Safeway, Inc.	10,570	251,249
Sara Lee Corp.	17,219	168,574
SUPERVALU, Inc.	5,553	81,074
SYSCO Corp.	14,452	331,529
The Hershey Co.	4,087	141,982
The J.M. Smucker Co.	2,834	122,882
The Kroger Co.	15,745	415,825
Tyson Foods, Inc., Class A	5,349	46,857
Whole Foods Market, Inc.	2,743	25,894
		4,104,145
Forest Products & Paper — 0.2%
International Paper Co.	10,367	122,331
MeadWestvaco Corp.	3,399	38,035
Weyerhaeuser Co.	4,833	147,938
		308,304
Gas — 0.3%
Centerpoint Energy, Inc.	8,722	110,072
Equitable Resources, Inc.	3,100	104,005
Nicor, Inc.	883	30,675
NiSource, Inc.	7,065	77,503
Sempra Energy	5,798	247,169
		569,424
Hand & Machine Tools — 0.1%
Black & Decker Corp.	1,496	62,548
Snap-On, Inc.	1,128	44,421
The Stanley Works	2,033	69,325
		176,294

	Number of Shares	Value†
Healthcare Products — 4.3%
Bard (C.R.), Inc.	2,442	$205,763
Baxter International, Inc.	15,175	813,228
Becton, Dickinson and Co.	5,775	394,952
Boston Scientific Corp.*	36,048	279,012
Covidien Ltd.	11,974	433,938
DENTSPLY International, Inc.	3,400	96,016
Hospira, Inc.*	3,912	104,920
Intuitive Surgical, Inc.*	957	121,529
Johnson & Johnson	67,141	4,017,046
Medtronic, Inc.	27,273	856,918
Patterson Cos., Inc.*	2,374	44,513
St. Jude Medical, Inc.*	8,230	271,261
Stryker Corp.	6,073	242,616
Varian Medical Systems, Inc.*	3,057	107,117
Zimmer Holdings, Inc.*	5,429	219,440
		8,208,269
Healthcare Services — 1.3%
Aetna, Inc.	11,585	330,172
CIGNA Corp.	6,694	112,794
Coventry Health Care, Inc.*	2,967	44,149
DaVita, Inc.*	2,649	131,311
Humana, Inc.*	4,110	153,221
Laboratory Corp. of America Holdings*	2,777	178,867
Quest Diagnostics, Inc.	3,887	201,774
Tenet Healthcare Corp.*	9,374	10,780
UnitedHealth Group, Inc.	29,541	785,791
WellPoint, Inc.*	12,195	513,775
		2,462,634
Home Builders — 0.1%
Centex Corp.	2,416	25,706
Horton (D.R.), Inc.	5,376	38,008
KB Home	1,507	20,525
Lennar Corp., Class A	2,736	23,721
Pulte Homes, Inc.	4,179	45,677
		153,637
Home Furnishings — 0.0%
Harman International Industries, Inc.	1,138	19,039
Whirlpool Corp.	1,669	69,013
		88,052
Household Products & Wares — 0.5%
Avery Dennison Corp.	2,783	91,088
Clorox Co.	3,397	188,737
Fortune Brands, Inc.	3,707	153,025
Kimberly-Clark Corp.	10,087	531,988
		964,838
Housewares — 0.0%
Newell Rubbermaid, Inc.	7,117	69,604
Insurance — 2.6%
AFLAC, Inc.	11,400	522,576
American International Group, Inc.	65,709	103,163
AON Corp.	6,544	298,930
Assurant, Inc.	2,373	71,190

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — (continued)
Chubb Corp.	8,651	$441,201
Cincinnati Financial Corp.	4,092	118,955
Genworth Financial, Inc., Class A	8,469	23,967
Hartford Financial Services Group, Inc.	7,257	119,160
Lincoln National Corp.	6,173	116,299
Loews Corp.	8,684	245,323
Marsh & McLennan Cos., Inc.	12,309	298,739
MBIA, Inc.*	4,152	16,899
MetLife, Inc.	19,185	668,789
Principal Financial Group, Inc.	6,265	141,401
Prudential Financial, Inc.	10,230	309,560
The Allsate Corp.	12,976	425,094
The Progressive Corp.	16,356	242,232
The Travelers Cos., Inc.	14,131	638,721
Torchmark Corp.	2,257	100,888
Unum Group	8,476	157,654
XL Capital Ltd., Class A	7,749	28,671
		5,089,412
Internet — 1.8%
Akamai Technologies, Inc.*	4,391	66,260
Amazon.com, Inc.*	7,647	392,138
eBay, Inc.*	26,628	371,727
Expedia, Inc.*	4,088	33,685
Google, Inc., Class A*	5,747	1,768,064
McAfee, Inc.*	3,600	124,452
Symantec Corp.*	20,238	273,618
VeriSign, Inc.*	4,909	93,664
Yahoo!, Inc.*	33,220	405,284
		3,528,892
Investment Companies — 0.0%
American Capital Ltd.	3,969	12,860
Iron & Steel — 0.3%
AK Steel Holding Corp..	2,192	20,429
Allegheny Technologies, Inc.	1,978	50,498
Nucor Corp.	7,635	352,737
United States Steel Corp.	2,603	96,832
		520,496
Leisure Time — 0.2%
Carnival Corp.	10,545	256,455
Harley-Davidson, Inc.	5,728	97,204
		353,659
Lodging — 0.2%
Marriott International, Inc., Class A	7,279	141,576
Starwood Hotels & Resorts Worldwide, Inc.	4,852	86,851
Wyndham Worldwide Corp.	3,460	22,663
Wynn Resorts Ltd.*	1,300	54,938
		306,028
Machinery — Construction & Mining — 0.3%
Caterpillar, Inc.	14,528	648,966

	Number of Shares	Value†
Machinery — Diversified — 0.4%
Cummins, Inc.	4,574	$122,263
Deere & Co.	10,232	392,090
Flowserve Corp.	1,300	66,950
Rockwell Automation, Inc.	3,671	118,353
The Manitowoc Co., Inc.	2,543	22,023
		721,679
Media — 2.4%
CBS Corp., Class B	16,525	135,340
Comcast Corp., Class A	70,534	1,190,614
Gannett Co., Inc.	4,474	35,792
Meredith Corp.	724	12,395
News Corp., Class A	54,960	499,587
Scripps Networks Interactive, Inc., Class A	2,356	51,832
The DIRECTV Group, Inc.*	12,900	295,539
The McGraw-Hill Cos., Inc.	7,686	178,238
The New York Times Co., Class A	2,813	20,619
The Walt Disney Co.	44,877	1,018,259
The Washington Post Co., Class B	113	44,098
Time Warner, Inc.	85,614	861,277
Viacom, Inc., Class B*	14,981	285,538
		4,629,128
Metal Fabricate/Hardware — 0.1%
Precision Castparts Corp.	3,425	203,719
Mining — 0.6%
Alcoa, Inc.	19,548	220,110
Freeport-McMoRan Copper & Gold, Inc.	9,198	224,799
Newmont Mining Corp.	10,983	447,008
Titanium Metals Corp.	1,912	16,845
Vulcan Materials Co.	2,641	183,761
		1,092,523
Miscellaneous Manufacturing — 4.1%
3M Co.	16,880	971,275
Cooper Industries Ltd., Class A	4,304	125,806
Danaher Corp.	6,084	344,415
Dover Corp.	4,605	151,597
Eastman Kodak Co.	5,639	37,105
Eaton Corp.	4,020	199,834
General Electric Co.	253,625	4,108,725
Honeywell International, Inc.	17,808	584,637
Illinois Tool Works, Inc.	9,773	342,544
Ingersoll-Rand Co., Class A	7,718	133,907
ITT Corp.	4,454	204,839
Leggett & Platt, Inc.	3,254	49,428
Pall Corp.	3,145	89,412
Parker Hannifin Corp.	4,081	173,606
Textron, Inc.	6,076	84,274
Tyco International Ltd.	11,435	246,996
		7,848,400
Office & Business Equipment — 0.2%
Pitney Bowes, Inc.	5,161	131,502
Xerox Corp.	21,192	168,900
		300,402

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — 11.4%
Anadarko Petroleum Corp.	11,259	$434,034
Apache Corp.	8,127	605,705
Cabot Oil & Gas Corp.	2,622	68,172
Chesapeake Energy Corp.	12,510	202,287
Chevron Corp.	49,070	3,629,708
ConocoPhillips	35,980	1,863,764
Devon Energy Corp.	10,529	691,861
ENSCO International, Inc.	3,524	100,046
EOG Resources, Inc.	5,958	396,684
Exxon Mobil Corp.	122,782	9,801,687
Hess Corp.	6,797	364,591
Marathon Oil Corp.	16,851	461,043
Murphy Oil Corp.	4,617	204,764
Nabors Industries Ltd.*	6,908	82,689
Noble Corp.	6,558	144,866
Noble Energy, Inc.	4,169	205,198
Occidental Petroleum Corp.	19,758	1,185,282
Pioneer Natural Resources Co.	2,900	46,922
Questar Corp.	4,290	140,240
Range Resources Corp.	3,823	131,473
Rowan Cos., Inc.	2,203	35,028
Southwestern Energy Co.*	8,290	240,161
Sunoco, Inc.	2,986	129,772
Tesoro Corp.	2,694	35,480
Valero Energy Corp.	12,540	271,366
XTO Energy, Inc.	13,902	490,324
		21,963,147
Oil & Gas Services — 1.3%
Baker Hughes, Inc.	7,426	238,152
BJ Services Co.	7,250	84,607
Cameron International Corp.*	5,339	109,449
Halliburton Co.	20,969	381,216
National-Oilwell Varco, Inc.*	10,023	244,962
Schlumberger Ltd.	28,944	1,225,200
Smith International, Inc.	5,221	119,509
Weatherford International Ltd.*	16,396	177,405
		2,580,500
Packaging and Containers — 0.2%
Ball Corp.	2,513	104,516
Bemis Co., Inc.	2,549	60,360
Owens-Illinois, Inc.*	4,000	109,320
Pactiv Corp.*	3,358	83,547
Sealed Air Corp.	4,033	60,253
		417,996
Pharmaceuticals — 6.5%
Abbott Laboratories	37,496	2,001,161
Allergan, Inc.	7,416	299,013
AmerisourceBergen Corp.	3,650	130,159
Bristol-Myers Squibb Co.	47,333	1,100,492
Cardinal Health, Inc.	8,782	302,716
Cephalon, Inc.*	1,600	123,264
Eli Lilly & Co.	23,954	964,628
Express Scripts, Inc.*	5,913	325,097
Forest Laboratories, Inc.*	7,462	190,057
King Pharmaceuticals, Inc.*	6,325	67,171

	Number of Shares	Value†
Pharmaceuticals — (continued)
Medco Health Solutions, Inc.*	12,113	$507,656
Merck & Co., Inc.	51,699	1,571,650
Mylan, Inc.*	7,956	78,685
Pfizer, Inc.	162,869	2,884,410
Schering-Plough Corp.	38,925	662,893
Watson Pharmaceuticals, Inc.*	2,643	70,224
Wyeth	31,888	1,196,119
		12,475,395
Pipelines — 0.3%
El Paso Corp.	17,041	133,431
Spectra Energy Corp.	14,784	232,700
The Williams Cos., Inc.	13,934	201,764
		567,895
Real Estate — 0.0%
CB Richard Ellis Group, Inc., Class A*	3,401	14,692
Retail — 6.2%
Abercrombie & Fitch Co., Class A	1,700	39,219
AutoNation, Inc.*	2,619	25,876
Autozone, Inc.*	841	117,294
Bed Bath & Beyond, Inc.*	6,366	161,824
Best Buy Co., Inc.	8,168	229,602
Big Lots, Inc.*	1,597	23,141
Costco Wholesale Corp.	10,377	544,793
CVS Caremark Corp.	34,367	987,708
Darden Restaurants, Inc.	3,640	102,575
Family Dollar Stores, Inc.	3,533	92,105
GameStop Corp., Class A*	3,564	77,196
Home Depot, Inc.	40,604	934,704
J.C. Penney Co., Inc.	5,444	107,247
Kohl's Corp.*	7,301	264,296
Limited Brands, Inc.	5,860	58,834
Lowe's Cos., Inc.	35,540	764,821
Macy's, Inc.	10,327	106,884
McDonald's Corp.	26,978	1,677,762
Nordstrom, Inc.	3,437	45,746
Office Depot, Inc.*	5,343	15,922
Radioshack Corp.	2,567	30,650
Sears Holding Corp.*	1,369	53,213
Staples, Inc.	17,137	307,095
Starbucks Corp.*	17,744	167,858
Target Corp.	18,332	633,004
The Gap, Inc.	11,482	153,744
Tiffany & Co.	3,164	74,765
TJX Cos., Inc.	10,109	207,942
Wal-Mart Stores, Inc.	53,826	3,017,486
Walgreen Co.	23,679	584,161
Yum! Brands, Inc.	11,269	354,974
		11,962,441
Savings & Loans — 0.2%
Hudson City Bancorp, Inc.	12,657	202,006
People's United Financial, Inc.	8,100	144,423
Sovereign Bancorp, Inc.*	13,674	40,748
		387,177

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

INDEX 500 FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — 2.1%
Advanced Micro Devices, Inc.*	11,868	$25,635
Altera Corp.	7,465	124,740
Analog Devices, Inc.	7,076	134,585
Applied Materials, Inc.	32,221	326,399
Broadcom Corp., Class A*	10,751	182,444
Intel Corp.	135,575	1,987,529
KLA-Tencor Corp.	4,327	94,285
Linear Technology Corp.	5,441	120,355
LSI Corp.*	12,472	41,033
MEMC Electronic Materials, Inc.*	5,556	79,340
Microchip Technology, Inc.	4,718	92,143
Micron Technology, Inc.*	14,886	39,299
National Semiconductor Corp.	4,223	42,526
Novellus Systems, Inc.*	1,953	24,100
NVIDIA Corp.*	13,754	110,995
QLogic Corp.*	2,593	34,850
Teradyne, Inc.*	3,357	14,167
Texas Instruments, Inc.	31,881	494,793
Xilinx, Inc.	6,864	122,316
		4,091,534
Software — 3.6%
Adobe Systems, Inc.*	12,705	270,489
Autodesk, Inc.*	5,481	107,702
BMC Software, Inc.*	4,837	130,164
CA, Inc.	9,639	178,611
Citrix Systems, Inc.*	4,591	108,210
Compuware Corp.*	5,119	34,553
Dun & Bradstreet Corp.	1,200	92,640
Electronic Arts, Inc.*	7,730	123,989
Fidelity National Information Services, Inc.	4,259	69,294
Fiserv, Inc.*	4,007	145,735
IMS Health, Inc.	4,648	70,464
Intuit, Inc.*	7,780	185,086
Microsoft Corp.	184,715	3,590,860
Novell, Inc.*	6,923	26,930
Oracle Corp.*	93,913	1,665,077
salesforce.com, Inc.*	2,700	86,427
		6,886,231
Telecommunications — 6.3%
American Tower Corp., Class A*	9,459	277,338
AT&T, Inc.	142,343	4,056,775
CenturyTel, Inc.	2,563	70,047
Ciena Corp.*	1,765	11,826
Cisco Systems, Inc.*	142,380	2,320,794
Citizens Communications Co.	8,044	70,305
Corning, Inc.	37,815	360,377
Embarq Corp.	3,586	128,953
Harris Corp.	3,300	125,565
JDS Uniphase Corp.*	4,496	16,410
Juniper Networks, Inc.*	13,171	230,624
Motorola, Inc.	54,526	241,550
QUALCOMM, Inc.	39,971	1,432,161
Qwest Communications International, Inc.	37,570	136,755
Sprint Nextel Corp.*	68,583	125,507

	Number of Shares	Value†
Telecommunications — (continued)
Tellabs, Inc.*	7,776	$32,037
Verizon Communications, Inc.	68,276	2,314,556
Windstream Corp.	11,251	103,509
		12,055,089
Textiles — 0.0%
Cintas Corp.	3,455	80,260
Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,712	79,109
Mattel, Inc.	8,881	142,096
		221,205
Transportation — 2.1%
Burlington Northern Santa Fe Corp.	6,736	509,983
C.H. Robinson Worldwide, Inc.	4,139	227,769
CSX Corp.	9,922	322,167
Expeditors International of Washington, Inc.	5,273	175,433
FedEx Corp.	7,566	485,359
Norfolk Southern Corp.	8,952	421,192
Ryder System, Inc.	1,125	43,627
Union Pacific Corp.	12,310	588,418
United Parcel Service, Inc., Class B	24,174	1,333,438
		4,107,386
Diversified Operations — 0.0%
Leucadia National Corp.*	4,360	86,328
TOTAL COMMON STOCKS (Cost $255,939,518)		188,136,638
REAL ESTATE INVESTMENT TRUSTS — 0.9%
Apartments — 0.1%
Apartment Investment & Management Co., Class A	2,270	26,222
AvalonBay Communities, Inc.	1,706	103,350
Equity Residential	6,192	184,645
		314,217
Forest Products & Paper — 0.1%
Plum Creek Timber Co.	4,147	144,067
Healthcare — 0.1%
HCP, Inc.	5,650	156,900
Hotels & Resorts — 0.1%
Host Hotels & Resorts, Inc.	12,818	97,032
Industrial — 0.0%
Prologis	5,929	82,354
Mixed Industrial/Office — 0.1%
Vornado Realty Trust	3,144	189,740
Office Property — 0.1%
Boston Properties, Inc.	2,742	150,810
Regional Malls — 0.1%
Simon Property Group, Inc.	5,397	286,743

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

INDEX 500 FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Storage & Warehousing — 0.1%
Public Storage	3,016	$239,772
Strip Centers — 0.1%
Developers Diversified Realty Corp.	2,343	11,434
Kimco Realty Corp.	5,564	101,710
		113,144
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,821,530)		1,774,779
RIGHTS — 0.0%
Seagate Tax Refund Rights*~
(Cost $0)	4	328
	Par (000)
U.S. TREASURY OBLIGATIONS — 0.2%
U.S. Treasury Bills 0.090%, 06/11/09	$15	14,991
0.100%, 06/11/09	23	22,987
0.190%, 06/11/09	290	289,830
TOTAL U.S. TREASURY OBLIGATIONS (Cost $327,737)		327,808
	Number of Shares
SHORT-TERM INVESTMENTS — 1.2%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,152,678	1,152,678
BlackRock Liquidity Funds TempFund - Institutional Shares	1,152,678	1,152,678
TOTAL SHORT-TERM INVESTMENTS (Cost $2,305,356)		2,305,356
TOTAL INVESTMENTS — 100.0% (Cost $261,394,141)		$192,544,909

†  See Security Valuation Note.

*  Non-income producing security.

~  Fair valued security. The total market value of fair valued securities at December 31, 2008 is $328.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$192,216,773
Level 2 — Other Significant Observable Inputs	327,808
Level 3 — Significant Unobservable Inputs	328
Total	$192,544,909

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2007	$—
Transfers in and/or out of Level 3	328
Balance as of 12/31/2008	$328

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

MID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 99.1%
Airlines — 1.0%
Continental Airlines, Inc., Class B*	30,520	$551,191
Apparel — 1.1%
Deckers Outdoor Corp.*	7,970	636,564
Banks — 1.3%
Northern Trust Corp.	14,220	741,431
Beverages — 1.3%
Brown-Forman Corp., Class B	7,310	376,392
Hansen Natural Corp.*	9,910	332,282
		708,674
Biotechnology — 3.9%
Alexion Pharmaceuticals, Inc.*	20,360	736,828
Illumina, Inc.*	22,700	591,335
Myriad Genetics, Inc.*	6,570	435,328
United Therapeutics Corp.*	6,490	405,950
		2,169,441
Building Materials — 0.7%
Martin Marietta Materials, Inc.	4,110	398,999
Chemicals — 3.7%
Airgas, Inc.	12,670	494,004
Ecolab, Inc.	15,420	542,013
Sigma-Aldrich Corp.	8,630	364,531
The Sherwin-Williams Co.	11,480	685,930
		2,086,478
Coal — 1.6%
Consol Energy, Inc.	30,790	879,978
Commercial Services — 5.7%
Apollo Group, Inc., Class A*	13,730	1,051,992
FTI Consulting, Inc.*	8,180	365,482
ITT Educational Services, Inc.*	4,920	467,302
Quanta Services, Inc.*	22,410	443,718
Robert Half International, Inc.	32,750	681,855
VistaPrint Ltd.*	11,370	211,596
		3,221,945
Computers — 0.7%
SanDisk Corp.*	40,060	384,576
Cosmetics & Personal Care — 1.2%
Alberto-Culver Co.	27,200	666,672
Diversified Financial Services — 4.3%
BlackRock, Inc.	2,230	299,155
IntercontinentalExchange, Inc.*	7,520	619,949
Lazard Ltd., Class A	20,430	607,588
T. Rowe Price Group, Inc.	25,560	905,846
		2,432,538
Electric — 1.0%
PPL Corp.	18,200	558,558
Electrical Components & Equipment — 1.1%
Ametek, Inc.	20,945	632,749

	Number of Shares	Value†
Energy — Alternate Sources — 1.5%
Covanta Holding Corp.*	24,680	$541,973
First Solar, Inc.*	2,300	317,308
		859,281
Engineering & Construction — 0.8%
Jacobs Engineering Group, Inc.*	8,750	420,875
Environmental Control — 2.3%
Clean Harbors, Inc.*	6,910	438,370
Stericycle, Inc.*	16,060	836,405
		1,274,775
Healthcare Products — 2.1%
DENTSPLY International, Inc.	13,820	390,277
Henry Schein, Inc.*	10,140	372,037
Intuitive Surgical, Inc.*	3,160	401,288
		1,163,602
Healthcare Services — 2.3%
Aetna, Inc.	14,080	401,280
Covance, Inc.*	7,870	362,256
DaVita, Inc.*	10,350	513,050
		1,276,586
Home Builders — 3.0%
Pulte Homes, Inc.	78,330	856,147
Toll Brothers, Inc.*	38,610	827,412
		1,683,559
Household Products & Wares — 1.2%
Church & Dwight Co., Inc.	3,000	168,360
Clorox Co.	9,420	523,375
		691,735
Insurance — 1.9%
AON Corp.	12,780	583,790
W. R. Berkley Corp.	15,230	472,130
		1,055,920
Internet — 4.5%
F5 Networks, Inc.*	44,420	1,015,441
McAfee, Inc.*	35,880	1,240,372
priceline.com, Inc.*	3,710	273,241
		2,529,054
Iron & Steel — 0.5%
Cliffs Natural Resources, Inc.	10,160	260,198
Leisure Time — 1.3%
WMS Industries, Inc.*	27,715	745,534
Lodging — 1.3%
Wynn Resorts Ltd.*	16,840	711,658
Media — 0.7%
Cablevision Systems Corp., Class A	23,000	387,320
Metal Fabricate/Hardware — 1.2%
Precision Castparts Corp.	11,540	686,399

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

MID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Mining — 0.6%
Compass Minerals International, Inc.	5,790	$339,641
Miscellaneous Manufacturing — 1.1%
ESCO Technologies, Inc.*	14,700	601,965
Oil & Gas — 4.4%
Goodrich Petroleum Corp.*	18,840	564,258
Questar Corp.	17,880	584,497
Range Resources Corp.	17,385	597,870
Southwestern Energy Co.*	25,690	744,240
		2,490,865
Oil & Gas Services — 2.8%
Cameron International Corp.*	27,550	564,775
Dresser-Rand Group, Inc.*	21,870	377,257
Smith International, Inc.	26,130	598,116
		1,540,148
Packaging and Containers — 0.9%
Pactiv Corp.*	21,080	524,470
Pharmaceuticals — 4.6%
Allergan, Inc.	11,700	471,744
Amerisourcebergen Corp.	8,030	286,350
Express Scripts, Inc.*	22,170	1,218,907
Herbalife Ltd.	13,390	290,295
Omnicare, Inc.	11,220	311,467
		2,578,763
Retail — 9.2%
Darden Restaurants, Inc.	15,680	441,862
Dollar Tree, Inc.*	8,980	375,364
Gamestop Corp., Class A*	29,470	638,320
Guess?, Inc.	37,670	578,235
Kohl's Corp.*	28,380	1,027,356
Staples, Inc.	28,550	511,616
Urban Outfitters, Inc.*	42,530	637,100
Yum! Brands, Inc.	30,770	969,255
		5,179,108
Savings & Loans — 2.2%
Hudson City Bancorp, Inc.	49,050	782,838
People's United Financial, Inc.	25,680	457,874
		1,240,712
Semiconductors — 8.1%
Altera Corp.	45,870	766,488
Broadcom Corp., Class A*	59,270	1,005,812
Cavium Networks, Inc.*	26,120	274,521
KLA-Tencor Corp.	25,460	554,773
Lam Research Corp.*	35,770	761,185
PMC-Sierra, Inc.*	100,660	489,208
Varian Semiconductor Equipment Associates, Inc.*	36,582	662,866
		4,514,853

	Number of Shares	Value†
Software — 4.1%
Activision Blizzard, Inc.*	73,570	$635,645
Adobe Systems, Inc.*	16,790	357,459
Citrix Systems, Inc.*	22,430	528,675
Intuit, Inc.*	20,220	481,034
Omniture, Inc.*	27,940	297,282
		2,300,095
Telecommunications — 5.3%
American Tower Corp., Class A*	21,600	633,312
Atheros Communications, Inc.*	27,990	400,537
Juniper Networks, Inc.*	64,000	1,120,640
MetroPCS Communications, Inc.*	40,570	602,464
Polycom, Inc.*	17,270	233,318
		2,990,271
Transportation — 2.6%
C.H. Robinson Worldwide, Inc.	14,470	796,284
Expeditors International of Washington, Inc.	8,480	282,130
J.B. Hunt Transport Services, Inc.	14,490	380,652
		1,459,066
TOTAL COMMON STOCKS (Cost $69,463,598)		55,576,247
SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity Funds TempCash - Institutional Shares
(Cost $510,727)	510,727	510,727
TOTAL INVESTMENTS — 100.0% (Cost $69,974,325)		$56,086,974

†  See Security Valuation Note.

*  Non-income producing security.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$56,086,974
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$56,086,974

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

MID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 92.4%
Aerospace & Defense — 2.9%
Empresa Brasileira de Aeronautic S.A. ADR	45,300	$734,313
L-3 Communications Holdings, Inc.	13,400	988,652
		1,722,965
Auto Parts & Equipment — 1.2%
WABCO Holdings, Inc.	43,900	693,181
Banks — 4.6%
First Horizon National Corp.	69,351	733,040
KeyCorp	66,900	569,988
Morgan Stanley	42,300	678,492
Zions Bancorporation	31,100	762,261
		2,743,781
Beverages — 3.4%
Constellation Brands, Inc., Class A*	87,900	1,386,183
Dr. Pepper Snapple Group, Inc.*	38,500	625,625
		2,011,808
Commercial Services — 2.8%
Lender Processing Services, Inc.	38,450	1,132,353
Moody's Corp.	28,500	572,565
		1,704,918
Computers — 2.1%
Affiliated Computer Services, Inc., Class A*	27,300	1,254,435
Diversified Financial Services — 5.8%
Invesco Ltd.	88,500	1,277,940
Jefferies Group, Inc.	81,600	1,147,296
Legg Mason, Inc.	48,600	1,064,826
		3,490,062
Electric — 10.5%
CMS Energy Corp.	73,100	739,041
DPL, Inc.	47,100	1,075,764
Dynegy, Inc., Class A*	194,300	388,600
Entergy Corp.	9,600	798,048
FirstEnergy Corp.	20,500	995,890
NRG Energy, Inc.*	51,400	1,199,162
NV Energy, Inc.	49,000	484,610
PPL Corp.	19,900	610,731
		6,291,846
Electrical Components & Equipment — 0.4%
Energizer Holdings, Inc.*	4,500	243,630
Electronics — 1.3%
Avnet, Inc.*	44,200	804,882
Engineering & Construction — 1.7%
Chicago Bridge & Iron Co. NV	71,200	715,560
McDermott International, Inc.*	29,300	289,484
		1,005,044
Food — 2.9%
ConAgra Foods, Inc.	44,900	740,850
Smithfield Foods, Inc.*	29,600	416,472
The J.M. Smucker Co.	12,800	555,008
		1,712,330

	Number of Shares	Value†
Hand & Machine Tools — 0.3%
Kennametal, Inc.	7,600	$168,644
Healthcare Products — 0.7%
Covidien Ltd.	11,600	420,384
Healthcare Services — 4.9%
Aetna, Inc.	35,900	1,023,150
CIGNA Corp.	34,900	588,065
Coventry Health Care, Inc.*	41,550	618,264
Pediatrix Medical Group, Inc.*	23,300	738,610
		2,968,089
Home Builders — 1.9%
NVR, Inc.*	2,500	1,140,625
Home Furnishings — 1.0%
Whirlpool Corp.	14,700	607,845
Insurance — 7.8%
Assurant, Inc.	47,000	1,410,000
PartnerRe Ltd.	13,200	940,764
StanCorp Financial Group, Inc.	30,700	1,282,339
W. R. Berkley Corp.	33,100	1,026,100
		4,659,203
Iron & Steel — 1.8%
Cliffs Natural Resources, Inc.	22,800	583,908
United States Steel Corp.	14,000	520,800
		1,104,708
Leisure Time — 1.1%
Harley-Davidson, Inc.	39,900	677,103
Machinery — Construction & Mining — 1.6%
Terex Corp.*	56,300	975,116
Media — 2.3%
Cablevision Systems Corp., Class A	22,600	380,584
The McGraw-Hill Cos., Inc.	43,800	1,015,722
		1,396,306
Metal Fabricate/Hardware — 0.5%
Sterlite Industries (India) Ltd. ADR	50,300	277,656
Mining — 1.7%
Freeport-McMoRan Copper & Gold, Inc.	21,900	535,236
Teck Cominco Ltd., Class B	102,400	503,808
		1,039,044
Miscellaneous Manufacturing — 2.0%
Eaton Corp.	15,900	790,389
SPX Corp.	10,200	413,610
		1,203,999
Oil & Gas — 9.5%
Apache Corp.	8,300	618,599
Denbury Resources, Inc.*	59,900	654,108
Noble Corp.	17,600	388,784
Noble Energy, Inc.	22,400	1,102,528
Southwestern Energy Co.*	31,700	918,349

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

MID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Talisman Energy, Inc.	112,395	$1,122,826
Whiting Petroleum Corp.*	27,400	916,804
		5,721,998
Oil & Gas Services — 1.7%
National-Oilwell Varco, Inc.*	22,300	545,012
Oceaneering International, Inc.*	16,300	474,982
		1,019,994
Pharmaceuticals — 4.7%
AmerisourceBergen Corp.	16,700	595,522
NBTY, Inc.*	66,900	1,046,985
Shire Plc ADR	26,300	1,177,714
		2,820,221
Retail — 3.3%
Darden Restaurants, Inc.	3,500	98,630
J.C. Penney Co., Inc.	46,200	910,140
Macy's, Inc.	93,000	962,550
		1,971,320
Semiconductors — 1.2%
International Rectifier Corp.*	52,700	711,450
Software — 1.9%
Fidelity National Information Services, Inc.	25,100	408,377
IMS Health, Inc.	46,800	709,488
		1,117,865
Telecommunications — 1.6%
Anixter International, Inc.*	31,900	960,828
Transportation — 1.3%
Eagle Bulk Shipping, Inc.	65,000	443,300
Ship Finance International Ltd.	28,697	317,102
		760,402
TOTAL COMMON STOCKS (Cost $89,591,009)		55,401,682
REAL ESTATE INVESTMENT TRUSTS — 6.0%
Building & Real Estate — 1.9%
Annaly Capital Management, Inc.	70,300	1,115,661
Mixed Industrial/Office — 1.8%
Vornado Realty Trust	17,900	1,080,265
Office Property — 2.0%
Alexandria Real Estate Equities, Inc.	4,900	295,666
Boston Properties, Inc.	16,400	902,000
		1,197,666
Strip Centers — 0.3%
Developers Diversified Realty Corp.	36,000	175,680
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,985,627)		3,569,272

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.6%
BlackRock Liquidity Funds FedFund - Institutional Shares	493,723	$493,723
BlackRock Liquidity Funds TempFund - Institutional Shares	493,723	493,723
TOTAL SHORT-TERM INVESTMENTS (Cost $987,446)		987,446
TOTAL INVESTMENTS — 100.0% (Cost $95,564,082)		$59,958,400

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$59,958,400
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$59,958,400

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

MID CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 95.5%
Advertising — 1.6%
Interpublic Group of Cos., Inc.*	115,800	$458,568
Agriculture — 1.0%
Archer-Daniels-Midland Co.	10,300	296,949
Auto Parts & Equipment — 1.1%
ArvinMeritor, Inc.	17,900	51,015
The Goodyear Tire & Rubber Co.*	45,800	273,426
		324,441
Banks — 6.3%
Capital One Financial Corp.	11,800	376,302
Comerica, Inc.	18,200	361,270
Fifth Third Bancorp	46,400	383,264
M&T Bank Corp.	6,300	361,683
Zions Bancorporation	13,600	333,336
		1,815,855
Beverages — 1.8%
Coca-Cola Enterprises, Inc.	41,800	502,854
Building Materials — 0.8%
Owens Corning, Inc.*	13,600	235,280
Chemicals — 2.4%
Eastman Chemical Co.	12,100	383,691
Valspar Corp.	16,800	303,912
		687,603
Commercial Services — 1.5%
Donnelley (R.R.) & Sons Co.	31,152	423,044
Distribution & Wholesale — 3.1%
Genuine Parts Co.	13,800	522,468
Grainger (W.W.), Inc.	4,800	378,432
		900,900
Electric — 7.1%
Ameren Corp.	20,400	678,504
CMS Energy Corp.	67,900	686,469
Northeast Utilities, Inc.	28,900	695,334
		2,060,307
Electrical Components & Equipment — 1.1%
Hubbell, Inc., Class B	10,000	326,800
Engineering & Construction — 1.1%
KBR, Inc.	21,223	322,590
Environmental Control — 2.1%
Republic Services, Inc.	23,895	592,357
Food — 7.4%
Dean Foods Co.*	24,400	438,468
Safeway, Inc.	24,200	575,234
Smithfield Foods, Inc.*	37,800	531,846
The Kroger Co.	21,800	575,738
		2,121,286

	Number of Shares	Value†
Gas — 2.5%
NiSource, Inc.	50,600	$555,082
Southwest Gas Corp.	6,700	168,974
		724,056
Hand & Machine Tools — 1.9%
Snap-On, Inc.	14,100	555,258
Healthcare Products — 1.3%
Covidien Ltd.	10,500	380,520
Healthcare Services — 1.2%
HealthSouth Corp.*	32,600	357,296
Insurance — 4.7%
ACE Ltd.	12,700	672,084
Conseco, Inc.*	47,800	247,604
PartnerRe Ltd.	6,300	449,001
		1,368,689
Internet — 2.0%
McAfee, Inc.*	16,800	580,776
Machinery — Diversified — 1.0%
Cummins, Inc.	10,200	272,646
Media — 0.3%
Gannett Co., Inc.	11,200	89,600
Metal Fabricate/Hardware — 1.9%
Timken Co.	27,800	545,714
Miscellaneous Manufacturing — 3.2%
Eaton Corp.	6,100	303,231
Pentair, Inc.	3,600	85,212
Textron, Inc.	18,400	255,208
Tyco International Ltd.	12,300	265,680
		909,331
Oil & Gas — 3.7%
EOG Resources, Inc.	6,800	452,744
Range Resources Corp.	11,400	392,046
Transocean, Inc.*	4,827	228,076
		1,072,866
Oil & Gas Services — 1.3%
Halliburton Co.	20,981	381,434
Packaging and Containers — 4.6%
Ball Corp.	17,000	707,030
Pactiv Corp.*	25,100	624,488
		1,331,518
Pharmaceuticals — 5.7%
King Pharmaceuticals, Inc.*	79,300	842,166
Mylan, Inc.*	81,200	803,068
		1,645,234
Retail — 5.7%
Brinker International, Inc.	39,250	413,695
Darden Restaurants, Inc.	13,500	380,430

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

MID CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Foot Locker, Inc.	30,100	$220,934
Macy's, Inc.	26,100	270,135
OfficeMax, Inc.	45,400	346,856
		1,632,050
Semiconductors — 0.4%
Marvell Technology Group Ltd.*	19,000	126,730
Software — 1.1%
Sybase, Inc.*	12,290	304,423
Telecommunications — 14.6%
ADC Telecommunications, Inc.*	50,800	277,876
CenturyTel, Inc.	22,700	620,391
Embarq Corp.	25,400	913,384
JDS Uniphase Corp.*	89,775	327,679
Qwest Communications International, Inc.	244,700	890,708
Tellabs, Inc.*	108,700	447,844
Windstream Corp.	81,100	746,120
		4,224,002
TOTAL COMMON STOCKS (Cost $41,567,601)		27,570,977
SHORT-TERM INVESTMENTS — 4.5%
BlackRock Liquidity Funds TempCash - Institutional Shares	656,129	656,129
BlackRock Liquidity Funds TempFund - Institutional Shares	656,128	656,128
TOTAL SHORT-TERM INVESTMENTS (Cost $1,312,257)		1,312,257
TOTAL INVESTMENTS — 100.0% (Cost $42,879,858)		$28,883,234

†  See Security Valuation Note.

*  Non-income producing security.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$28,883,234
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$28,883,234

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 98.5%
Aerospace & Defense — 2.6%
AeroVironment, Inc.*	11,755	$432,702
Orbital Sciences Corp.*	41,100	802,683
		1,235,385
Airlines — 3.8%
Copa Holdings S.A., Class A	36,564	1,108,620
UAL Corp.*	61,300	675,526
		1,784,146
Apparel — 1.5%
Deckers Outdoor Corp.*	5,025	401,346
Under Armour, Inc., Class A*	13,489	321,578
		722,924
Beverages — 0.9%
Green Mountain Coffee Roasters, Inc.*	11,000	425,700
Biotechnology — 5.3%
AMAG Pharmaceuticals, Inc.*	10,975	393,454
Cubist Pharmaceuticals, Inc.*	15,299	369,624
Halozyme Therapeutics, Inc.*	67,495	377,972
Illumina, Inc.*	24,193	630,227
United Therapeutics Corp.*	11,175	698,996
		2,470,273
Chemicals — 1.1%
Intrepid Potash, Inc.*	24,028	499,062
Commercial Services — 10.3%
Aegean Marine Petroleum Network, Inc.	96,925	1,643,848
AerCap Holdings N.V.*	205,125	617,426
American Public Education, Inc.*	8,294	308,454
FTI Consulting, Inc.*	11,300	504,884
Huron Consulting Group, Inc.*	6,175	353,642
VistaPrint Ltd.*	72,842	1,355,590
		4,783,844
Computers — 1.6%
BluePhoenix Solutions Ltd.*	122,300	227,478
CACI International, Inc., Class A*	11,250	507,262
		734,740
Distribution & Wholesale — 1.0%
Titan Machinery, Inc.*	34,187	480,669
Diversified Financial Services — 4.5%
CIT Group, Inc.	100,100	454,454
Evercore Partners, Inc., Class A	26,925	336,293
Greenhill & Co., Inc.	12,200	851,194
Nelnet, Inc., Class A	32,402	464,321
		2,106,262
Entertainment — 2.5%
Pinnacle Entertainment, Inc.*	151,623	1,164,465
Environmental Control — 1.6%
Clean Harbors, Inc.*	5,500	348,920
EnergySolutions, Inc.	73,034	412,642
		761,562

	Number of Shares	Value†
Food — 2.0%
Smart Balance, Inc.*	92,175	$626,790
SunOpta, Inc.*	193,139	303,228
		930,018
Healthcare Products — 4.0%
ev3, Inc.*	55,490	338,489
Hansen Medical, Inc.*	43,872	316,756
Hologic, Inc.*	54,900	717,543
Immucor, Inc.*	17,700	470,466
		1,843,254
Healthcare Services — 2.6%
Alliance Imaging, Inc.*	13,892	110,719
IPC The Hospitalist Co., Inc.*	40,950	689,189
Psychiatric Solutions, Inc.*	15,600	434,460
		1,234,368
Insurance — 2.2%
Fidelity National Financial, Inc., Class A	32,075	569,331
RenaissanceRe Holdings Ltd.	8,700	448,572
		1,017,903
Internet — 1.6%
Sapient Corp.*	170,149	755,462
Leisure Time — 1.0%
Life Time Fitness, Inc.*	35,625	461,344
Lodging — 0.9%
Ameristar Casinos, Inc.	47,227	408,041
Oil & Gas — 13.2%
Carrizo Oil & Gas, Inc.*	28,574	460,042
EXCO Resources, Inc.*	159,369	1,443,883
GMX Resources, Inc.*	34,500	873,540
Goodrich Petroleum Corp.*	12,250	366,888
PetroHawk Energy Corp.*	101,437	1,585,460
Quicksilver Resources, Inc.*	255,639	1,423,909
		6,153,722
Pharmaceuticals — 11.1%
BioMarin Pharmaceuticals, Inc.*	80,919	1,440,358
Cardiome Pharma Corp.*	185,900	845,845
Durect Corp.*	292,579	991,843
Indevus Pharmaceuticals, Inc.*	379,308	1,191,027
Pozen, Inc.*	145,502	733,330
		5,202,403
Retail — 4.2%
BJ's Restaurants, Inc.*	58,173	626,523
Buffalo Wild Wings, Inc.*	14,453	370,720
MSC Industrial Direct Co., Inc., Class A	10,475	385,794
Texas Roadhouse, Inc., Class A*	72,800	564,200
		1,947,237
Semiconductors — 2.9%
Microsemi Corp.*	30,425	384,572
Netlogic Microsystems, Inc.*	43,327	953,627
		1,338,199

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 10.7%
Ariba, Inc.*	70,538	$508,579
Commvault Systems, Inc.*	28,866	387,093
Concur Technologies, Inc.*	14,225	466,865
InnerWorkings, Inc.*	116,038	760,049
Omniture, Inc.*	51,575	548,758
Phase Forward, Inc.*	30,249	378,717
Taleo Corp., Class A*	47,300	370,359
The Ultimate Software Group, Inc.*	38,313	559,370
Wind River Systems, Inc.*	111,800	1,009,554
		4,989,344
Telecommunications — 0.8%
Switch & Data Facilities Co., Inc.*	52,785	390,081
Transportation — 4.6%
Celadon Group, Inc.*	55,613	474,379
Knight Transportation, Inc.	54,200	873,704
Old Dominion Freight Line, Inc.*	17,036	484,845
Vitran Corp., Inc.*	49,917	309,485
		2,142,413
TOTAL COMMON STOCKS (Cost $61,191,728)		45,982,821
SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity Funds TempCash - Institutional Shares	341,016	341,016
BlackRock Liquidity Funds TempFund - Institutional Shares	341,015	341,015
TOTAL SHORT-TERM INVESTMENTS (Cost $682,031)		682,031
TOTAL INVESTMENTS — 100.0% (Cost $61,873,759)		$46,664,852

†  See Security Valuation Note.

*  Non-income producing security.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$46,664,852
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$46,664,852

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 90.3%
Aerospace & Defense — 0.6%
AAR Corp.*	36,687	$675,408
Airlines — 1.5%
AirTran Holdings, Inc.*	351,130	1,559,017
Apparel — 0.3%
K-Swiss, Inc., Class A	32,143	366,430
Auto Manufacturers — 0.4%
Wabash National Corp.	87,866	395,397
Auto Parts & Equipment — 0.2%
Tenneco, Inc.*	67,060	197,827
Banks — 15.2%
Bancorp, Inc.*	7,331	27,491
Bank of Hawaii Corp.	5,489	247,938
Bank of the Ozarks, Inc.	34,735	1,029,545
Boston Private Financial Holdings, Inc.	38,772	265,200
Bridge Capital Holdings*	11,793	44,813
City Holding Co.	14,242	495,337
CoBiz Financial, Inc.	54,661	532,398
Cullen Frost Bankers, Inc.	10,820	548,358
East West Bancorp, Inc.	22,623	361,289
F.N.B. Corp.	64,648	853,354
First Community Bancorp	17,620	473,978
First Financial Bankshares, Inc.	29,320	1,618,757
Glacier Bancorp, Inc.	69,383	1,319,665
Hancock Holding Co.	25,030	1,137,864
Home Bancshares, Inc.	9,012	242,873
IBERIABANK Corp.	12,619	605,712
Pinnacle Financial Partners, Inc.*	15,454	460,684
Prosperity Bancshares, Inc.	43,186	1,277,874
SCBT Financial Corp.	10,970	378,465
Seacoast Banking Corp. of Florida	29,085	191,961
Signature Bank*	57,065	1,637,195
Southcoast Financial Corp.*	16,921	70,730
Sterling Bancorp	18,582	260,705
Sterling Bancshares, Inc.	24,949	151,690
Sterling Financial Corp.	23,374	205,691
Summit State Bank	12,468	57,353
Texas Capital Bancshares, Inc.*	27,713	370,246
The South Financial Group, Inc.	37,849	163,508
Trico Bancshares	14,146	353,226
UMB Financial Corp.	14,788	726,682
United Community Banks, Inc.	9,834	133,548
		16,244,130
Biotechnology — 0.3%
Charles River Laboratories International, Inc.*	12,450	326,190
Building Materials — 1.6%
Comfort Systems USA, Inc.	103,761	1,106,092
Universal Forest Products, Inc.	23,857	641,992
		1,748,084
Chemicals — 3.6%
H.B. Fuller Co.	65,284	1,051,725
KMG Chemicals, Inc.	47,655	236,845

	Number of Shares	Value†
Chemicals — (continued)
Minerals Technologies, Inc.	17,395	$711,456
PolyOne Corp.*	201,300	634,095
Sensient Technologies Corp.	52,531	1,254,440
		3,888,561
Commercial Services — 5.2%
Aaron Rents, Inc.	62,626	1,667,104
Aegean Marine Petroleum Network, Inc.	45,954	779,380
Hillenbrand, Inc.	24,590	410,161
Interactive Data Corp.	33,687	830,722
On Assignment, Inc.*	49,041	278,063
Resources Connection, Inc.*	24,864	407,272
RSC Holdings, Inc.*	135,766	1,156,726
		5,529,428
Computers — 1.4%
Electronics for Imaging, Inc.*	95,461	912,607
MTS Systems Corp.	22,075	588,078
		1,500,685
Cosmetics & Personal Care — 0.7%
Elizabeth Arden, Inc.*	61,419	774,493
Distribution & Wholesale — 2.2%
Fossil, Inc.*	42,407	708,197
School Specialty, Inc.*	18,879	360,966
Watsco, Inc.	33,084	1,270,426
		2,339,589
Diversified Financial Services — 2.6%
BGC Partners, Inc., Class A	41,844	115,489
Compass Diversified Holdings	40,378	454,253
Financial Federal Corp.	41,683	969,963
KBW, Inc.*	22,606	519,938
Knight Capital Group, Inc., Class A*	41,670	672,971
		2,732,614
Electric — 6.8%
Cleco Corp.	59,881	1,367,083
CMS Energy Corp.	48,309	488,404
El Paso Electric Co.*	128,369	2,322,195
MGE Energy, Inc.	10,028	330,924
NV Energy, Inc.	94,078	930,431
The Empire District Electric Co.	28,197	496,267
Unisource Energy Corp.	7,646	224,487
Westar Energy, Inc.	53,274	1,092,650
		7,252,441
Environmental Control — 0.9%
Waste Connections, Inc.*	30,804	972,482
Food — 1.2%
Nash Finch Co.	9,419	422,819
Ralcorp Holdings, Inc.*	15,290	892,936
		1,315,755
Forest Products & Paper — 0.1%
Caraustar Industries, Inc.*	151,271	69,585

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Gas — 0.7%
Southern Union Co.	1	$5
Southwest Gas Corp.	28,207	711,381
		711,386
Hand & Machine Tools — 0.3%
Franklin Electric Co., Inc.	12,147	341,452
Healthcare Products — 4.0%
American Medical Systems Holdings, Inc.*	69,047	620,732
Cardiac Science Corp.*	112,259	841,942
Edwards Lifesciences Corp.*	10,506	577,305
Hill-Rom Holdings, Inc.	19,406	319,423
Kinetic Concepts, Inc.*	8,720	167,249
Orthofix International NV*	25,360	388,769
PSS World Medical, Inc.*	36,785	692,294
Symmetry Medical, Inc.*	91,313	727,765
		4,335,479
Healthcare Services — 0.7%
Healthways, Inc.*	22,639	259,896
Lincare Holdings, Inc.*	18,850	507,630
		767,526
Home Builders — 1.4%
M.D.C. Holdings, Inc.	9,218	279,305
The Ryland Group, Inc.	67,130	1,186,187
		1,465,492
Home Furnishings — 0.1%
Ethan Allen Interiors, Inc.	9,878	141,947
Household Products & Wares — 0.6%
Prestige Brands Holdings, Inc.*	61,456	648,361
Insurance — 9.8%
AMBAC Financial Group, Inc.	81,500	105,950
American Equity Investment Life Holding Co.	157,505	1,102,535
Aspen Insurance Holdings Ltd.	46,719	1,132,936
Assured Guaranty Ltd.	15,528	177,019
Donegal Group, Inc., Class A	31,540	528,926
Max Capital Group Ltd.	86,403	1,529,333
Meadowbrook Insurance Group, Inc.	184,902	1,190,769
ProAssurance Corp.*	32,828	1,732,662
RLI Corp.	15,690	959,600
The Navigators Group, Inc.*	7,961	437,139
Tower Group, Inc.	28,050	791,290
Willis Group Holdings Ltd.	30,510	759,089
		10,447,248
Internet — 0.4%
F5 Networks, Inc.*	16,580	379,019
Investment Companies — 0.5%
Ares Capital Corp.	29,521	186,868
Gladstone Capital Corp.	20,594	166,605
Highland Distressed Opportunities, Inc.	20,098	43,211
PennantPark Investment Corp.	47,067	169,912
		566,596

	Number of Shares	Value†
Iron & Steel — 0.2%
Olympic Steel, Inc.	9,293	$189,298
Lodging — 0.3%
Choice Hotels International, Inc.	10,900	327,654
Machinery — Diversified — 1.7%
Applied Industrial Technologies, Inc.	62,901	1,190,087
Tennant Co.	39,977	615,646
		1,805,733
Media — 0.5%
Factset Research Systems, Inc.	11,262	498,231
Metal Fabricate/Hardware — 1.3%
Commercial Metals Co.	31,530	374,261
Mueller Industries, Inc.	41,874	1,050,200
		1,424,461
Mining — 0.8%
Kaiser Aluminum Corp.	40,530	912,736
Miscellaneous Manufacturing — 1.1%
Actuant Corp., Class A	64,234	1,221,731
Oil & Gas — 1.5%
Cabot Oil & Gas Corp.	19,890	517,140
Goodrich Petroleum Corp.*	10,000	299,500
Petroleum Development Corp.*	32,173	774,404
		1,591,044
Oil & Gas Services — 1.5%
Core Laboratories NV	13,964	835,885
Dril-Quip, Inc.*	36,868	756,163
		1,592,048
Pharmaceuticals — 0.4%
Medarex, Inc.*	77,527	432,601
Retail — 4.3%
Advance Auto Parts, Inc.	11,620	391,013
Aeropostale, Inc.*	26,650	429,065
Asbury Automotive Group, Inc.	88,348	403,750
Big Lots, Inc.*	35,772	518,336
California Pizza Kitchen, Inc.*	55,070	590,350
Casey's General Stores, Inc.	32,885	748,792
CEC Entertainment, Inc.*	15,281	370,564
First Cash Financial Services, Inc.*	21,710	413,793
Gymboree Corp.*	17,435	454,879
The Cheesecake Factory*	27,198	274,700
		4,595,242
Savings & Loans — 2.2%
Berkshire Hills Bancorp, Inc.	12,850	396,551
Brookline Bancorp, Inc.	58,579	623,866
Dime Community Bancshares	15,240	202,692
NewAlliance Bancshares, Inc.	48,316	636,322
Provident Financial Services, Inc.	17,530	268,209
WSFS Financial Corp.	5,846	280,550
		2,408,190

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — 2.8%
Atmel Corp.*	136,277	$426,547
ATMI, Inc.*	10,390	160,318
Emulex Corp.*	76,081	531,045
FormFactor, Inc.*	23,684	345,786
MKS Instruments, Inc.*	28,780	425,656
ON Semiconductor Corp.*	125,813	427,764
Semtech Corp.*	56,084	632,067
		2,949,183
Software — 4.0%
Ariba, Inc.*	59,625	429,896
Avid Technology, Inc.*	58,900	642,599
JDA Software Group, Inc.*	40,052	525,883
Lawson Software, Inc.*	202,362	959,196
Monotype Imaging Holdings Inc*	38,210	221,618
Parametric Technology Corp.*	66,194	837,354
Progress Software Corp.*	15,813	304,558
Solera Holdings, Inc.*	14,950	360,295
		4,281,399
Telecommunications — 3.0%
ADC Telecommunications, Inc.*	64,913	355,074
Alaska Communications Systems Group, Inc.	16,111	151,121
Anixter International, Inc.*	18,361	553,033
Plantronics, Inc.	51,384	678,269
Polycom, Inc.*	19,372	261,716
Premiere Global Services, Inc.*	37,719	324,761
RCN Corp.*	10,435	61,566
Syniverse Holdings, Inc.*	33,634	401,590
Tekelec*	28,146	375,468
		3,162,598
Textiles — 0.6%
G&K Services, Inc., Class A	32,723	661,659
Transportation — 0.8%
Forward Air Corp.	8,927	216,658
Heartland Express, Inc.	38,189	601,859
		818,517
TOTAL COMMON STOCKS (Cost $129,384,900)		96,564,947
REAL ESTATE INVESTMENT TRUSTS — 8.8%
Apartments — 1.2%
American Campus Communities, Inc.	60,856	1,246,331
Building Materials — 2.6%
MFA Mortgage Investments, Inc.	234,746	1,382,654
National Retail Properties, Inc.	78,455	1,348,642
		2,731,296
Healthcare — 1.4%
Cogdell Spencer, Inc.	26,864	251,447
Omega Healthcare Investors, Inc.	78,226	1,249,269
		1,500,716

	Number of Shares	Value†
Mixed Industrial/Office — 1.2%
Digital Realty Trust, Inc.	40,735	$1,338,145
Office Property — 1.6%
BioMed Realty Trust, Inc.	60,485	708,884
Parkway Properties, Inc.	56,169	1,011,042
		1,719,926
Storage & Warehousing — 0.2%
U-Store-It Trust	58,620	260,859
Strip Centers — 0.6%
Acadia Realty Trust	46,319	660,972
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $12,816,210)		9,458,245
SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity Funds TempCash - Institutional Shares	485,059	485,059
RBB Sansom Street Fund Money Market Portfolio	485,059	485,059
TOTAL SHORT-TERM INVESTMENTS (Cost $970,118)		970,118
TOTAL INVESTMENTS — 100.0% (Cost $143,171,228)		$106,993,310

†  See Security Valuation Note.

*  Non-income producing security.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$106,993,310
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$106,993,310

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

INTERNATIONAL EQUITY FUND

	Number of Shares	Value†
COMMON STOCKS — 96.2%
Australia — 5.3%
Coca-Cola Amatil Ltd.	307,900	$1,978,596
QBE Insurance Group Ltd.	210,963	3,812,800
Woolworths Ltd.	272,506	5,081,203
		10,872,599
Brazil — 5.2%
Banco Itau Holding Financeira S.A. ADR	312,525	3,625,290
Companhia de Bebidas das Americas ADR	41,500	1,838,865
Petroleo Brasileiro S.A. ADR	17,200	351,052
Petroleo Brasileiro SA ADR	91,100	2,231,039
Souza Cruz SA	137,052	2,591,764
		10,638,010
Canada — 1.0%
Canadian Natural Resources Ltd.	53,700	2,120,595
Denmark — 3.2%
Novo Nordisk A/S, Class B	125,275	6,462,172
France — 6.7%
Air Liquide	30,387	2,782,821
Cie Generale d'Optique Essilor International SA	81,375	3,822,587
Schlumberger Ltd.	6,074	251,379
Schlumberger Ltd.	37,463	1,585,809
Total SA	97,396	5,354,747
		13,797,343
Germany — 1.0%
RWE AG	23,905	2,123,169
China — 2.1%
China Mobile Ltd.	92,911	942,686
China Mobile Ltd. ADR	36,000	1,830,600
CNOOC Ltd.	1,573,708	1,496,872
		4,270,158
India — 11.4%
Bharti Airtel Ltd.*	265,654	3,915,957
HDFC Bank Ltd.	80,152	1,656,613
HDFC Bank Ltd. ADR	64,515	4,605,081
Hindustan Unilever Ltd.	555,982	2,874,577
Housing Development Finance Corp.	168,800	5,165,598
ITC Ltd.	783,500	2,771,501
United Spirits Ltd.	132,493	2,422,316
		23,411,643
Japan — 8.4%
Nintendo Co. Ltd.	6,900	2,636,847
SECOM Co. Ltd.	151,600	7,822,936
Tokio Marine Holdings, Inc.	226,500	6,711,066
		17,170,849
Luxembourg — 0.0%
Reinet Investments SCA*	4,983	48,486

	Number of Shares	Value†
Mexico — 2.0%
America Movil, S.A.B. de CV, Series L ADR	51,185	$1,586,223
Fomento Economico Mexicano S.A.B. de CV ADR	83,800	2,524,894
		4,111,117
Netherlands — 4.6%
Core Laboratories NV	108,758	6,510,254
Unilever NV	118,384	2,869,386
		9,379,640
Norway — 1.1%
Orkla ASA	328,663	2,186,828
Singapore — 0.9%
Jardine Matheson Holdings Ltd.	100,755	1,868,254
South Korea — 1.0%
KT&G Corp.*	33,582	2,124,182
Spain — 9.0%
Enagas	448,700	9,907,870
Red Electrica de Espana	166,700	8,497,817
		18,405,687
Switzerland — 9.2%
Lindt & Spruengli AG	1,240	2,320,128
Nestle S.A.	198,910	7,876,467
Novartis AG	41,800	2,093,405
Roche Holding AG	43,189	6,686,396
		18,976,396
United Kingdom — 17.0%
BG Group Plc	223,543	3,094,189
British American Tobacco Plc	422,125	10,927,334
Diageo Plc	254,256	3,572,515
Imperial Tobacco Group Plc	218,175	5,827,674
Reckitt Benckiser Group Plc	129,341	4,846,531
Tesco Plc	1,284,568	6,688,786
		34,957,029
United States — 7.1%
Philip Morris International, Inc.	269,078	11,707,584
Synthes, Inc.	22,200	2,782,430
		14,490,014
TOTAL COMMON STOCKS (Cost $243,288,425)		197,414,171
WARRANTS — 0.0%
Reinet Investments SCA*
(Cost $0)	4,983	1,177

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

INTERNATIONAL EQUITY FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 3.8%
BlackRock Liquidity Funds TempCash - Institutional Shares	3,900,139	$3,900,139
BlackRock Liquidity Funds TempFund - Institutional Shares	3,900,139	3,900,139
TOTAL SHORT-TERM INVESTMENTS (Cost $7,800,278)		7,800,278
TOTAL INVESTMENTS — 100.0% (Cost $251,088,703)		$205,215,626

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Agriculture	18.2%	$35,950,039
Banks	5.0%	9,886,984
Beverages	6.3%	12,337,186
Chemicals	1.4%	2,782,821
Commercial Services	4.0%	7,822,936
Diversified Financial Services	2.6%	5,165,598
Diversified Operations	1.0%	1,868,254
Electric	5.4%	10,620,986
Food	13.7%	27,022,798
Gas	5.0%	9,907,870
Healthcare Products	3.4%	6,605,017
Household Products & Wares	3.9%	7,721,108
Insurance	5.3%	10,523,866
Investment Companies	—%	48,486
Oil & Gas	7.4%	14,648,494
Oil & Gas Services	4.2%	8,347,442
Pharmaceuticals	7.7%	15,241,973
Telecommunications	4.2%	8,275,466
Toys, Games & Hobbies	1.3%	2,636,847
	100.0%	$197,414,171

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$54,237,244
Level 2 — Other Significant Observable Inputs	150,978,382
Level 3 — Significant Unobservable Inputs	—
Total	$205,215,626

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

REIT FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 98.5%
Apartments — 16.6%
American Campus Communities, Inc.	32,775	$671,232
AvalonBay Communities, Inc.	21,400	1,296,412
Camden Property Trust	12,300	385,482
Equity Residential	59,200	1,765,344
Essex Property Trust, Inc.	9,900	759,825
UDR, Inc.	10,300	142,037
		5,020,332
Building & Real Estate — 0.6%
National Retail Properties, Inc.	10,400	178,776
Healthcare — 15.8%
HCP, Inc.	53,500	1,485,695
Health Care REIT, Inc.	27,550	1,162,610
Nationwide Health Properties, Inc.	27,300	784,056
Ventas, Inc.	40,300	1,352,871
		4,785,232
Hotels & Resorts — 3.0%
Host Hotels & Resorts, Inc.	120,919	915,357
Industrial — 5.5%
AMB Property Corp.	43,625	1,021,698
EastGroup Properties, Inc.	9,100	323,778
Equity Lifestyle Properties, Inc.	8,700	333,732
		1,679,208
Mixed Industrial/Office — 14.7%
Digital Realty Trust, Inc.	40,000	1,314,000
Entertainment Properties Trust	10,000	298,000
Liberty Property Trust	26,200	598,146
Vornado Realty Trust	22,600	1,363,910
Washington Real Estate Investment Trust	30,900	874,470
		4,448,526
Office Property — 12.8%
Alexandria Real Estate Equities, Inc.	17,875	1,078,577
Boston Properties, Inc.	23,900	1,314,500
Brandywine Realty Trust	17,000	131,070
Corporate Office Properties Trust	23,100	709,170
Douglas Emmett, Inc.	50,300	656,918
		3,890,235
Regional Malls — 11.3%
Simon Property Group, Inc.	51,300	2,725,569
Taubman Centers, Inc.	28,100	715,426
		3,440,995
Storage & Warehousing — 7.7%
Public Storage	29,415	2,338,492

	Number of Shares	Value†
Strip Centers — 10.5%
Acadia Realty Trust	21,100	$301,097
Developers Diversified Realty Corp.	14,900	72,712
Federal Realty Investment Trust	16,000	993,280
Regency Centers Corp.	25,850	1,207,195
Tanger Factory Outlet Centers, Inc.	16,400	616,968
		3,191,252
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $40,199,912)		29,888,405
SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity Funds TempCash - Institutional Shares	222,271	222,271
BlackRock Liquidity Funds TempFund - Institutional Shares	222,270	222,270
TOTAL SHORT-TERM INVESTMENTS (Cost $444,541)		444,541
TOTAL INVESTMENTS — 100.0% (Cost $40,644,453)		$30,332,946

†  See Security Valuation Note.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$30,332,946
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$30,332,946

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

LARGE CORE GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 98.5%
Aerospace & Defense — 1.3%
Lockheed Martin Corp.	15,360	$1,291,469
Banks — 6.8%
JPMorgan Chase & Co.	60,830	1,917,970
PNC Financial Services Group, Inc.	49,603	2,430,547
State Street Corp.	28,308	1,113,353
The Goldman Sachs Group, Inc.	15,589	1,315,556
		6,777,426
Biotechnology — 6.7%
Celgene Corp.*	48,730	2,693,794
Gilead Sciences, Inc.*	77,470	3,961,816
		6,655,610
Chemicals — 2.5%
Praxair, Inc.	41,530	2,465,221
Commercial Services — 2.6%
Apollo Group, Inc., Class A*	34,075	2,610,826
Computers — 8.2%
Apple, Inc.*	12,010	1,025,054
EMC Corp.*	202,722	2,122,499
Hewlett-Packard Co.	55,934	2,029,845
International Business Machines Corp.	35,220	2,964,115
		8,141,513
Cosmetics & Personal Care — 2.5%
Procter & Gamble Co.	40,560	2,507,419
Distribution & Wholesale — 0.9%
Fastenal Co.	26,410	920,389
Electronics — 3.0%
Thermo Fisher Scientific, Inc.*	87,793	2,991,108
Energy — Alternate Sources — 2.4%
First Solar, Inc.*	17,640	2,433,614
Engineering & Construction — 0.6%
Foster Wheeler Ltd.*	25,530	596,891
Healthcare Products — 2.2%
Covidien Ltd.	39,320	1,424,957
St. Jude Medical, Inc.*	23,150	763,024
		2,187,981
Healthcare Services — 1.3%
Laboratory Corp. of America Holdings*	19,890	1,281,115
Insurance — 7.9%
AON Corp.	53,735	2,454,615
MetLife, Inc.	67,850	2,365,251
The Travelers Cos., Inc.	66,453	3,003,675
		7,823,541
Internet — 4.0%
Equinix, Inc.*	26,220	1,394,642
Google, Inc., Class A*	8,300	2,553,495
		3,948,137
Media — 2.3%
The DIRECTV Group, Inc.*	97,820	2,241,056

	Number of Shares	Value†
Oil & Gas — 5.2%
Occidental Petroleum Corp.	17,210	$1,032,428
Petroleo Brasileiro S.A. ADR	92,140	2,256,509
Pioneer Natural Resources Co.	31,230	505,301
Transocean, Inc.*	30,230	1,428,367
		5,222,605
Oil & Gas Services — 1.7%
National-Oilwell Varco, Inc.*	41,960	1,025,502
Weatherford International Ltd.*	62,323	674,335
		1,699,837
Pharmaceuticals — 2.0%
Teva Pharmaceutical Industries Ltd. ADR	47,443	2,019,649
Retail — 17.8%
CVS Caremark Corp.	117,890	3,388,159
GameStop Corp., Class A*	59,774	1,294,705
Kohl's Corp.*	69,120	2,502,144
Lowe's Cos., Inc.	65,370	1,406,762
McDonald's Corp.	54,660	3,399,305
Wal-Mart Stores, Inc.	67,110	3,762,187
Yum! Brands, Inc.	61,950	1,951,425
		17,704,687
Semiconductors — 3.5%
Applied Materials, Inc.	75,013	759,882
Broadcom Corp., Class A*	79,470	1,348,606
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	180,410	1,425,239
		3,533,727
Software — 2.5%
Activision Blizzard, Inc.*	111,340	961,978
Oracle Corp.*	83,720	1,484,355
		2,446,333
Telecommunications — 10.6%
American Tower Corp., Class A*	85,546	2,508,209
Cisco Systems, Inc.*	137,970	2,248,911
NII Holdings, Inc.*	88,520	1,609,294
QUALCOMM, Inc.	116,380	4,169,895
		10,536,309
TOTAL COMMON STOCKS (Cost $131,491,628)		98,036,463
SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity Funds TempCash - Institutional Shares	763,151	763,151
BlackRock Liquidity Funds TempFund - Institutional Shares	763,151	763,151
TOTAL SHORT-TERM INVESTMENTS (Cost $1,526,302)		1,526,302
TOTAL INVESTMENTS — 100.0% (Cost $133,017,930)		$99,562,765

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

LARGE CORE GROWTH FUND

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$99,562,765
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$99,562,765

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

LARGE CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 95.6%
Aerospace & Defense — 5.8%
General Dynamics Corp.	32,650	$1,880,313
Lockheed Martin Corp.	24,114	2,027,505
United Technologies Corp.	49,121	2,632,886
		6,540,704
Agriculture — 1.6%
Philip Morris International, Inc.	41,571	1,808,754
Apparel — 0.6%
NIKE, Inc., Class B	13,289	677,739
Auto Parts & Equipment — 0.7%
Johnson Controls, Inc.	46,245	839,809
Banks — 9.8%
Bank of America Corp.	126,603	1,782,570
JPMorgan Chase & Co.	85,506	2,696,004
PNC Financial Services Group, Inc.	27,123	1,329,027
The Goldman Sachs Group, Inc.	9,745	822,381
U.S. Bancorp	64,773	1,619,973
Wells Fargo & Co.	92,928	2,739,517
		10,989,472
Biotechnology — 2.1%
Amgen, Inc.*	41,500	2,396,625
Chemicals — 1.1%
Air Products & Chemicals, Inc.	13,978	702,674
The Dow Chemical Co.	33,884	511,310
		1,213,984
Coal — 0.5%
Peabody Energy Corp.	25,444	578,851
Computers — 4.3%
Hewlett-Packard Co.	69,353	2,516,820
International Business Machines Corp.	27,449	2,310,108
		4,826,928
Diversified Financial Services — 1.5%
Franklin Resources, Inc.	26,118	1,665,806
Electric — 5.7%
Edison International	52,003	1,670,336
FirstEnergy Corp.	41,042	1,993,820
PG&E Corp.	14,425	558,392
Public Service Enterprise Group, Inc.	75,144	2,191,951
		6,414,499
Electrical Components & Equipment — 0.5%
Emerson Electric Co.	16,320	597,475
Electronics — 0.5%
Thermo Fisher Scientific, Inc.*	16,195	551,764
Environmental Control — 0.8%
Waste Management, Inc.	28,025	928,748
Food — 5.2%
Nestle SA ADR	77,454	3,074,924
The Kroger Co.	105,000	2,773,050
		5,847,974

	Number of Shares	Value†
Healthcare Products — 3.3%
Boston Scientific Corp.*	75,301	$582,830
Johnson & Johnson	52,000	3,111,160
		3,693,990
Healthcare Services — 0.9%
Aetna, Inc.	37,203	1,060,285
Household Products & Wares — 1.6%
Kimberly-Clark Corp.	35,000	1,845,900
Insurance — 8.9%
AFLAC, Inc.	54,506	2,498,555
Chubb Corp.	46,246	2,358,546
MetLife, Inc.	64,807	2,259,172
The Travelers Cos., Inc.	64,545	2,917,434
		10,033,707
Iron & Steel — 0.5%
Nucor Corp.	12,351	570,616
Machinery — Construction & Mining — 1.1%
Caterpillar, Inc.	28,545	1,275,105
Machinery — Diversified — 0.6%
Deere & Co.	18,788	719,956
Media — 4.0%
Comcast Corp., Class A	115,052	1,942,078
The Walt Disney Co.	55,000	1,247,950
Time Warner, Inc.	130,000	1,307,800
		4,497,828
Mining — 0.7%
BHP Billiton Ltd. ADR	19,083	818,661
Miscellaneous Manufacturing — 0.6%
General Electric Co.	43,549	705,494
Oil & Gas — 12.6%
Anadarko Petroleum Corp.	29,315	1,130,093
Apache Corp.	11,313	843,158
Chevron Corp.	36,513	2,700,867
ConocoPhillips	46,625	2,415,175
Devon Energy Corp.	8,574	563,398
Exxon Mobil Corp.	38,616	3,082,715
Occidental Petroleum Corp.	35,221	2,112,908
Transocean, Inc.*	10,323	487,762
XTO Energy, Inc.	23,298	821,720
		14,157,796
Oil & Gas Services — 0.5%
Schlumberger Ltd.	13,557	573,868
Pharmaceuticals — 6.0%
Abbott Laboratories	15,910	849,117
Merck & Co., Inc.	50,000	1,520,000
Pfizer, Inc.	144,288	2,555,340
Schering-Plough Corp.	104,000	1,771,120
		6,695,577

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

LARGE CORE VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 6.0%
Best Buy Co., Inc.	48,000	$1,349,280
CVS Caremark Corp.	77,849	2,237,380
Staples, Inc.	80,950	1,450,624
TJX Cos., Inc.	26,975	554,876
Wal-Mart Stores, Inc.	19,998	1,121,088
		6,713,248
Telecommunications — 6.0%
AT&T, Inc.	107,504	3,063,864
Cisco Systems, Inc.*	35,858	584,486
Verizon Communications, Inc.	89,987	3,050,559
		6,698,909
Transportation — 1.6%
Burlington Northern Santa Fe Corp.	23,431	1,773,961
TOTAL COMMON STOCKS (Cost $133,254,484)		107,714,033
REAL ESTATE INVESTMENT TRUSTS — 2.0%
Apartments — 0.7%
AvalonBay Communities, Inc.	13,335	807,834
Office Property — 0.6%
Boston Properties, Inc.	12,225	672,375
Regional Malls — 0.7%
Simon Property Group, Inc.	13,895	738,241
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,804,656)		2,218,450
SHORT-TERM INVESTMENTS — 2.4%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,332,967	1,332,967
BlackRock Liquidity Funds TempFund - Institutional Shares	1,332,967	1,332,967
TOTAL SHORT-TERM INVESTMENTS (Cost $2,665,934)		2,665,934
TOTAL INVESTMENTS — 100.0% (Cost $139,725,074)		$112,598,417

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$112,598,417
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$112,598,417

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — 93.0%
Aerospace & Defense — 1.2%
Esterline Technologies Corp.*	1,400	$53,046
Apparel — 0.4%
Deckers Outdoor Corp.*	200	15,974
Biotechnology — 0.6%
Celera Corp.*	2,200	24,486
Chemicals — 1.5%
Ecolab, Inc.	1,300	45,695
Rockwood Holdings, Inc.*	1,700	18,360
		64,055
Commercial Services — 18.9%
Alliance Data Systems Corp.*	800	37,224
Apollo Group, Inc., Class A*	600	45,972
FTI Consulting, Inc.*	800	35,744
Gartner, Inc.*	3,700	65,971
Global Cash Access Holdings, Inc.*	10,354	22,986
Live Nation, Inc.*	7,122	40,880
Monster Worldwide, Inc.*	1,700	20,553
Navigant Consulting, Inc.*	1,900	30,153
Resources Connection, Inc.*	7,533	123,391
TeleTech Holdings, Inc.*	5,567	46,485
The Advisory Board Co.*	1,400	31,220
Total System Services, Inc.	1,500	21,000
VistaPrint Ltd.*	8,376	155,877
Watson Wyatt Worldwide, Inc., Class A	992	47,437
Weight Watchers International, Inc.	1,100	32,362
Wright Express Corp.*	5,200	65,520
		822,775
Computers — 5.3%
IHS, Inc., Class A*	1,500	56,130
SYKES Enterprises, Inc.*	6,745	128,965
Synaptics, Inc.*	2,777	45,987
		231,082
Electrical Components & Equipment — 1.6%
GrafTech International Ltd.*	2,200	18,304
Greatbatch, Inc.*	1,900	50,274
		68,578
Electronics — 3.7%
Dolby Laboratories, Inc., Class A*	1,400	45,864
Mettler-Toledo International, Inc.*	400	26,960
PerkinElmer, Inc.	1,400	19,474
Thomas & Betts Corp.*	700	16,814
Varian, Inc.*	1,600	53,616
		162,728
Engineering & Construction — 1.0%
URS Corp.*	1,100	44,847
Entertainment — 4.0%
Cinemark Holdings, Inc.	2,800	20,804
National CineMedia, Inc.	6,115	62,006
Penn National Gaming, Inc.*	1,400	29,932

	Number of Shares	Value†
Entertainment — (continued)
Regal Entertainment Group, Class A	2,600	$26,546
Shuffle Master, Inc.*	6,800	33,728
		173,016
Hand & Machine Tools — 1.0%
Regal-Beloit Corp.	1,100	41,789
Healthcare Products — 7.1%
Boston Scientific Corp.*	4,400	34,056
DENTSPLY International, Inc.	900	25,416
Gen-Probe, Inc.*	700	29,988
Inverness Medical Innovations, Inc.*	2,334	44,136
Patterson Cos., Inc.*	1,300	24,375
Sirona Dental Systems, Inc.*	3,700	38,850
SonoSite, Inc.*	2,600	49,608
Symmetry Medical, Inc.*	3,800	30,286
Varian Medical Systems, Inc.*	1,000	35,040
		311,755
Healthcare Services — 0.5%
Coventry Health Care, Inc.*	1,500	22,320
Internet — 6.2%
Equinix, Inc.*	500	26,595
GSI Commerce, Inc.*	11,052	116,267
Orbitz Worldwide, Inc.*	6,479	25,138
priceline.com, Inc.*	1,000	73,650
Sapient Corp.*	6,900	30,636
		272,286
Leisure Time — 3.0%
Polaris Industries, Inc.	1,500	42,975
WMS Industries, Inc.*	3,316	89,200
		132,175
Machinery — Diversified — 1.7%
Chart Industries, Inc.*	1,600	17,008
Gardner Denver, Inc.*	2,500	58,350
		75,358
Miscellaneous Manufacturing — 5.5%
Actuant Corp., Class A	3,700	70,374
Acuity Brands, Inc.	611	21,330
ITT Corp.	1,500	68,985
Polypore International, Inc.*	3,300	24,948
SPX Corp.	600	24,330
Textron, Inc.	2,100	29,127
		239,094
Oil & Gas — 4.3%
Concho Resources, Inc.*	2,100	47,922
Goodrich Petroleum Corp.*	1,000	29,950
Helmerich & Payne, Inc.	1,200	27,300
PetroHawk Energy Corp.*	2,300	35,949
Range Resources Corp.	600	20,634
Whiting Petroleum Corp.*	800	26,768
		188,523

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMID CAP GROWTH FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — 2.1%
BioMarin Pharmaceuticals, Inc.*	2,700	$48,060
Mylan, Inc.*	4,500	44,505
		92,565
Real Estate — 0.5%
CB Richard Ellis Group, Inc., Class A*	4,900	21,168
Retail — 2.0%
Advance Auto Parts, Inc.	1,200	40,380
GameStop Corp., Class A*	1,000	21,660
Phillips-Van Heusen Corp.	1,200	24,156
		86,196
Semiconductors — 5.3%
Intersil Corp., Class A	3,100	28,489
Microsemi Corp.*	5,315	67,182
PMC-Sierra, Inc.*	19,200	93,312
Silicon Laboratories, Inc.*	1,700	42,126
		231,109
Software — 9.4%
Lawson Software, Inc.*	8,400	39,816
Omniture, Inc.*	8,002	85,141
SkillSoft Plc ADR*	20,730	148,012
Solera Holdings, Inc.*	5,600	134,960
		407,929
Telecommunications — 4.6%
Cbeyond, Inc.*	4,400	70,312
NII Holdings, Inc.*	4,400	79,992
SBA Communications Corp., Class A*	3,100	50,592
		200,896
Transportation — 1.6%
HUB Group, Inc., Class A*	1,200	31,836
Kirby Corp.*	1,400	38,304
		70,140
TOTAL COMMON STOCKS (Cost $5,682,508)		4,053,890
SHORT-TERM INVESTMENTS — 7.0%
BlackRock Liquidity Funds TempCash - Institutional Shares	153,287	153,287
BlackRock Liquidity Funds TempFund - Institutional Shares	153,286	153,286
TOTAL SHORT-TERM INVESTMENTS (Cost $306,573)		306,573
TOTAL INVESTMENTS — 100.0% (Cost $5,989,081)		$4,360,463

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$4,360,463
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$4,360,463

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — 87.6%
Agriculture — 2.3%
Bunge Ltd.	925	$47,887
Universal Corp.	2,150	64,221
		112,108
Airlines — 2.0%
Alaska Air Group, Inc.*	1,500	43,875
Continental Airlines, Inc., Class B*	1,300	23,478
SkyWest, Inc.	1,500	27,900
		95,253
Auto Parts & Equipment — 0.6%
ArvinMeritor, Inc.	4,900	13,965
Autoliv, Inc.	600	12,876
		26,841
Banks — 4.8%
Central Pacific Financial Corp.	2,300	23,092
Popular, Inc.	3,100	15,996
Susquehanna Bancshares, Inc.	1,900	30,229
Synovus Financial Corp.	2,000	16,600
The South Financial Group, Inc.	3,800	16,416
Trustmark Corp.	2,600	56,134
Webster Financial Corp.	3,000	41,340
Whitney Holding Corp.	1,850	29,581
		229,388
Beverages — 0.9%
The Pepsi Bottling Group, Inc.	2,000	45,020
Building Materials — 0.4%
Quanex Building Products Corp.	1,800	16,866
Chemicals — 4.1%
Arch Chemicals, Inc.	1,500	39,105
Celanese Corp., Series A	2,400	29,832
Chemtura Corp.	9,700	13,580
Cytec Industries, Inc.	2,000	42,440
Methanex Corp.	1,200	13,488
Rockwood Holdings, Inc.*	3,800	41,040
Westlake Chemical Corp.	1,100	17,919
		197,404
Commercial Services — 2.3%
Convergys Corp.*	4,700	30,127
Hertz Global Holdings, Inc.*	4,600	23,322
Kelly Services, Inc., Class A	4,300	55,943
		109,392
Computers — 2.9%
Insight Enterprises, Inc.*	4,300	29,670
Lexmark International, Inc., Class A*	1,300	34,970
SanDisk Corp.*	4,000	38,400
Western Digital Corp.*	2,975	34,064
		137,104
Distribution & Wholesale — 2.7%
Ingram Micro, Inc., Class A*	3,650	48,874
Tech Data Corp.*	1,600	28,544
United Stationers, Inc.*	1,550	51,909
		129,327

	Number of Shares	Value†
Electric — 2.8%
Northeast Utilities	3,100	$74,586
Portland General Electric Co.	1,600	31,152
Reliant Energy, Inc.*	4,700	27,166
		132,904
Electrical Components & Equipment — 0.8%
EnerSys*	3,300	36,300
Electronics — 4.2%
Arrow Electronics, Inc.*	2,900	54,636
AU Optronics Corp. ADR	7,950	61,056
Avnet, Inc.*	2,200	40,062
Benchmark Electronics, Inc.*	3,400	43,418
		199,172
Food — 6.4%
Del Monte Foods Co.	10,700	76,398
Ruddick Corp.	3,025	83,641
Smithfield Foods, Inc.*	5,000	70,350
SUPERVALU, Inc.	2,400	35,040
Tyson Foods, Inc., Class A	4,500	39,420
		304,849
Gas — 1.4%
Atmos Energy Corp.	2,850	67,545
Hand & Machine Tools — 0.9%
Regal-Beloit Corp.	1,100	41,789
Healthcare Services — 4.1%
AMERIGROUP Corp.*	2,350	69,372
LifePoint Hospitals, Inc.*	2,175	49,677
Molina Healthcare, Inc.*	1,500	26,415
Universal Health Services, Inc., Class B	1,300	48,841
		194,305
Home Builders — 0.9%
Thor Industries, Inc.	3,300	43,494
Insurance — 9.0%
Arch Capital Group Ltd.*	975	68,347
Aspen Insurance Holdings Ltd.	3,600	87,300
Fidelity National Financial, Inc., Class A	2,500	44,375
Old Republic International Corp.	2,400	28,608
PartnerRe Ltd.	575	40,980
Platinum Underwriters Holdings Ltd.	2,550	92,004
Reinsurance Group of America, Inc.	625	26,763
StanCorp Financial Group, Inc.	1,000	41,770
		430,147
Iron & Steel — 1.3%
Reliance Steel & Aluminum Co.	2,200	43,868
Steel Dynamics, Inc.	1,500	16,770
		60,638
Leisure Time — 1.2%
Callaway Golf Co.	6,225	57,830

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMID CAP VALUE FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Lodging — 0.4%
Boyd Gaming Corp.	4,200	$19,866
Machinery — Construction & Mining — 1.8%
Terex Corp.*	4,850	84,002
Machinery — Diversified — 1.7%
Briggs & Stratton Corp.	2,700	47,493
Gardner Denver, Inc.*	1,500	35,010
		82,503
Media — 0.2%
Gannett Co., Inc.	1,400	11,200
Metal Fabricate/Hardware — 2.5%
Commercial Metals Co.	4,700	55,789
Mueller Industries, Inc.	2,600	65,208
		120,997
Miscellaneous Manufacturing — 1.7%
Acuity Brands, Inc.	900	31,419
AptarGroup, Inc.	1,125	39,645
Cooper Industries Ltd., Class A	400	11,692
		82,756
Oil & Gas — 5.5%
Cimarex Energy Co.	2,325	62,263
Denbury Resources, Inc.*	3,000	32,760
Frontier Oil Corp.	4,900	61,887
Helmerich & Payne, Inc.	2,025	46,069
Whiting Petroleum Corp.*	1,775	59,392
		262,371
Oil & Gas Services — 0.8%
Oil States International, Inc.*	1,950	36,446
Packaging and Containers — 1.7%
Owens-Illinois, Inc.*	1,775	48,511
Sonoco Products Co.	1,375	31,845
		80,356
Pharmaceuticals — 0.9%
Omnicare, Inc.	1,625	45,110
Retail — 4.0%
AutoNation, Inc.*	1,600	15,808
Foot Locker, Inc.	6,350	46,609
J.C. Penney Co., Inc.	2,650	52,205
Limited Brands, Inc.	2,350	23,594
The Men's Wearhouse, Inc.	4,050	54,837
		193,053
Savings & Loans — 2.6%
Astoria Financial Corp.	1,100	18,128
First Niagara Financial Group, Inc.	2,300	37,191
Provident Financial Services, Inc.	1,200	18,360
Washington Federal, Inc.	3,450	51,612
		125,291

	Number of Shares	Value†
Semiconductors — 2.9%
Amkor Technology, Inc.*	4,800	$10,464
Siliconware Precision Industries Co. ADR	15,000	66,900
Teradyne, Inc.*	7,500	31,650
Zoran Corp.*	4,200	28,686
		137,700
Telecommunications — 1.3%
Anixter International, Inc.*	1,175	35,391
CommScope, Inc.*	1,650	25,641
		61,032
Textiles — 0.8%
Mohawk Industries, Inc.*	900	38,673
Transportation — 2.1%
Arkansas Best Corp.	1,275	38,390
Con-way, Inc.	1,350	35,910
Werner Enterprises, Inc.	1,500	26,010
		100,310
Trucking and Leasing — 0.7%
GATX Corp.	1,100	34,067
TOTAL COMMON STOCKS (Cost $5,462,143)		4,183,409
REAL ESTATE INVESTMENT TRUSTS — 4.1%
Apartments — 1.5%
Home Properties, Inc.	1,050	42,630
Mid-America Apartment Communities, Inc.	850	31,586
		74,216
Hotels & Resorts — 0.3%
Sunstone Hotel Investors, Inc.	2,200	13,618
Mixed Industrial/Office — 0.9%
Digital Realty Trust, Inc.	1,300	42,705
Office Property — 0.6%
Alexandria Real Estate Equities, Inc.	500	30,170
Regional Malls — 0.3%
Taubman Centers, Inc.	500	12,730
Strip Centers — 0.5%
Tanger Factory Outlet Centers, Inc.	600	22,572
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $274,728)		196,011

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMID CAP VALUE FUND

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 8.3%
BlackRock Liquidity Funds TempCash - Institutional Shares	198,767	$198,767
BlackRock Liquidity Funds TempFund - Institutional Shares	198,767	198,767
TOTAL SHORT-TERM INVESTMENTS (Cost $397,534)		397,534
TOTAL INVESTMENTS — 100.0% (Cost $6,134,405)		$4,776,954

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$4,776,954
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$4,776,954

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

EMERGING MARKETS FUND

	Number of Shares	Value†
COMMON STOCKS — 94.1%
Brazil — 9.2%
Banco Bradesco S.A. (Preference)	9,600	$92,995
Banco Bradesco S.A. ADR	31,700	312,879
Banco do Brasil S.A.	14,900	93,796
Banco Itau Holding Financeira S.A. ADR	36,300	421,080
Companhia de Bebidas das Americas ADR	7,000	310,170
Companhia Vale do Rio Doce ADR	64,100	682,665
Cyrela Brazil Realty S.A.	30,500	120,326
NET Servicos de Comunicacao S.A.*	51,300	292,357
PDG Realty SA Empreendimentos e Participacoes	21,600	103,276
Perdigao S.A.	27,200	346,882
Petroleo Brasileiro S.A.	27,000	264,442
Petroleo Brasileiro S.A. ADR	35,400	722,514
Unibanco Holdings S.A.	11,000	70,047
Unibanco Holdings S.A. GDR	8,970	579,641
Usinas Siderurgicas de Minas Gerais S.A. (Preference)	7,600	165,623
Vivo Participacoes S.A. ADR	10,800	135,432
		4,714,125
Colombia — 0.7%
Bancolombia S.A. ADR	15,100	352,585
Czech Republic — 2.4%
CEZ	13,109	557,686
Komercni Banka, A.S.	2,271	369,974
Telefonica O2 Czech Republic A.S.	14,021	322,624
		1,250,284
Hong Kong — 18.6%
Anhui Conch Cement Co. Ltd.*	110,000	511,586
Beijing Enterprises Holdings Ltd.	38,000	155,597
BYD Electronic International Co. Ltd.	247,000	87,544
China Coal Energy Co. Ltd., Class H	155,000	125,264
China Communications Services Corp. Ltd., Class H	310,000	195,928
China Construction Bank Corp., Class H	1,420,000	790,048
China Life Insurance Co. Ltd.	347,000	1,066,151
China Mobile Ltd.	229,000	2,323,461
China Resources Power Holdings Co. Ltd	150,000	291,650
China Unicom Hong Kong Ltd.	150,000	182,403
Datang International Power Generation Co. Ltd., Class H	360,000	192,138
Dongfeng Motor Co. Ltd.	1,204,000	393,092
Focus Mesia Holding Ltd. ADR*	22,900	208,161
GOME Electrical Appliances Holding Ltd.	3,019,000	436,283
Industrial & Commercial Bank of China, Class H	1,286,000	682,759
Maanshan Iron & Steel Co. Ltd.	556,000	200,139
Petrochina Co. Ltd., Class H	1,012,000	899,321
Ping An Insurance Group Co. of China Ltd., Class H	86,000	422,631
Shanghai Industrial Holdings Ltd.	173,000	398,738
		9,562,894
Hungary — 0.7%
Richter Gedeon Nyrt	2,347	351,470

	Number of Shares	Value†
India — 8.9%
Ambuja Cements Ltd. GDR*	139,002	$199,857
Dr. Reddy's Laboratories Ltd. ADR	13,500	132,300
HDFC Bank Ltd. ADR	15,800	1,127,804
Infosys Technologies Ltd. ADR	25,900	636,363
ITC Ltd. GDR	147,940	521,370
Larsen & Toubro GDR	31,428	499,127
Mahindra & Mahindra Ltd. GDR*	41,042	231,239
Reliance Communications Ltd. GDR	90,000	419,706
Reliance Industries Ltd. GDR*	5,262	266,286
State Bank of India Ltd.	9,795	518,218
Tata Communications Ltd. ADR	2,300	49,151
		4,601,421
Indonesia — 2.8%
Astra International Tbk PT	156,000	153,317
Bank Central Asia Tbk PT	1,043,000	315,396
Bank Mandiri (Persero) Tbk PT	680,500	129,174
Bank Rakyat Indonesia (Persero) Tbk PT	481,000	204,546
Bumi Resources Tbk PT	717,500	60,525
Perusahaan Gas Negara PT	503,500	88,024
Telekomunikasi Indonesia Tbk PT	789,500	504,587
		1,455,569
Luxembourg — 0.7%
Millicom International Cellular S.A.	8,100	363,771
Malaysia — 1.0%
Bumiputra-Commerce Holdings BHD	21,000	35,577
Digi.Com BHD	26,600	167,828
Sime Darby BHD	88,200	133,172
Tenaga Nasional BHD	87,300	158,333
		494,910
Mexico — 6.1%
America Movil, S.A.B. de CV, Series L ADR	37,700	1,168,323
Corporacion GEO, S.A.B. de C.V., Class B*	64,600	72,770
Empresas ICA, S.A.B. de C.V.*	73,500	121,275
Fomento Economico Mexicano S.A.B. de CV ADR	21,500	647,795
Grupo Financiero Banorte, S.A.B. de C.V.	129,492	233,765
Grupo Televisa S.A. ADR	27,700	413,838
Urbi Desarrollos Urbanos, S.A.B. de C.V.*	63,900	87,209
Wal-Mart de Mexico S.A.B. de C.V.	106,700	285,078
Wal-Mart de Mexico S.A.B. de C.V. ADR	4,600	124,200
		3,154,253
Nigeria — 0.1%
Guaranty Trust Bank Plc GDR	12,932	45,003
Panama — 0.7%
Copa Holdings S.A., Class A	12,500	379,000
Poland — 4.2%
Bank Pekao S.A.	15,212	652,558
Bank Zachodni WBK S.A.	5,340	201,456
KGHM Polska Miedz S.A.	4,790	45,703
PBG S.A.*	2,162	143,520
Polimex Mostostal S.A.	42,945	44,385

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

EMERGING MARKETS FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Poland — (continued)
Polish Oil & Gas Co.	34,441	$41,951
Powszechna Kasa Oszczednosci Bank Palski S.A.	57,180	690,497
Telekomunikacja Polska S.A.	53,116	344,984
		2,165,054
Russia — 4.3%
Gazprom OAO ADR	28,256	402,648
LUKOIL ADR	27,311	903,994
Mobile Telesystems OJSC ADR	5,900	157,412
Rosneft Oil Co. GDR*	1,300	4,875
Rosneft Oil Co. OAO GDR	118,700	445,125
Vimpel-Communications OJSC ADR	41,200	294,992
		2,209,046
South Africa — 7.2%
AngloGold Ashanti Ltd.	12,980	360,003
AngloGold Ashanti Ltd. ADR	1,560	43,228
Harmony Gold Mining Co. Ltd.*	21,800	235,992
Harmony Gold Mining Co. Ltd. ADR*	3,900	42,783
Massmart Holdings Ltd.	39,661	363,665
Mr. Price Group Ltd.	88,500	237,398
MTN Group Ltd.	88,168	1,039,514
Naspers Ltd., Class N	29,268	529,466
Raubex Group Ltd.	50,800	119,333
Sasol Ltd.	8,416	255,945
Tiger Brands Ltd.	31,464	487,062
		3,714,389
South Korea — 11.8%
Amorepacific Corp.*	484	253,107
Cheil Industries, Inc.*	9,190	298,630
Cheil Worldwide, Inc.	1,625	253,691
Hyundai Development Co.*	6,090	161,239
Hyundai Motor Co.*	6,378	204,078
KB Financial Group, Inc.*	4,240	113,444
KT&G Corp.*	1,320	83,495
LG Chem Ltd.*	7,040	405,255
LG Electronics, Inc.*	3,134	190,306
LG Telecom Ltd.*	11,480	91,370
NHN Corp.*	5,447	575,826
Samsung Electronics Co. Ltd.	3,740	1,363,568
Samsung Electronics Co. Ltd. (Preference)	875	181,823
Samsung Fire & Marine Insurance Co. Ltd.	2,848	432,781
Shinhan Financial Group Co. Ltd.*	11,690	278,156
SK Telecom Co. Ltd.	3,032	503,970
SK Telecom Co. Ltd. ADR	6,200	112,716
SSCP Co. Ltd.*	12,015	70,276
Woongjin Coway Co. Ltd.*	24,150	517,894
		6,091,625
Taiwan — 7.4%
Acer, Inc.	239,000	312,650
ASUSTeK Computer, Inc.	291,936	329,448
Cathay Financial Holding Co. Ltd.	253,000	285,045
Chinatrust Financial Holding Co. Ltd.	517,859	221,640

	Number of Shares	Value†
Taiwan — (continued)
Chunghwa Telecom Co. Ltd.	138,620	$223,290
First Financial Holding Co. Ltd.	317,000	169,334
HON HAI Precision Industry Co. Ltd.	238,500	470,265
HTC Corp.	40,000	401,514
Taiwan Fertilizer Co. Ltd.	27,000	43,254
Taiwan Semiconductor Manufacturing Co. Ltd.	597,000	814,595
Wistron Corp.	138,000	105,448
Yuanta Financial Holding Co. Ltd.	918,000	417,972
		3,794,455
Thailand — 1.7%
Advanced Info Service PCL	69,800	157,542
Bangkok Bank PCL	78,400	157,520
Kasikornbank PCL	141,200	184,648
Kasikornbank PCL	2,800	3,672
PTT Exploration & Production PCL	43,800	134,909
PTT PCL	20,100	99,402
Siam Commercial Bank PCL	88,500	124,684
		862,377
Turkey — 4.5%
Akbank T.A.S.	144,081	453,944
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	36,860	247,523
Haci Omer Sabanci Hodling A.S.	84,537	194,499
Turkcell Iletisim Hizmet A.S.	87,211	504,208
Turkiye Garanti Bankasi A.S.*	328,485	565,411
Turkiye Halk Bankasi A.S.	54,114	161,978
Turkiye Is Bankasi, Class C	77,814	211,897
		2,339,460
United Kingdom — 1.1%
SABMiller Plc	32,067	562,377
TOTAL COMMON STOCKS (Cost $70,620,989)		48,464,068
SHORT-TERM INVESTMENTS — 5.9%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,523,013	1,523,013
BlackRock Liquidity Funds TempFund - Institutional Shares	1,523,012	1,523,012
TOTAL SHORT-TERM INVESTMENTS (Cost $3,046,025)		3,046,025
TOTAL INVESTMENTS — 100.0% (Cost $73,667,014)		$51,510,093

†  See Security Valuation Note.

*  Non-income producing security.

ADR — American Depository Receipt

GDR — Global Depository Receipt

OJSC — Open Joint Stock Company

PCL — Public Company Limited

Plc — Public Limited Company

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

EMERGING MARKETS FUND

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.9%	$461,852
Agriculture	1.2%	604,865
Airlines	0.8%	379,000
Auto Manufacturers	1.7%	828,409
Banks	19.7%	9,549,787
Beverages	3.6%	1,767,865
Building Materials	1.5%	711,443
Chemicals	1.4%	684,408
Coal	0.4%	185,789
Computers	2.4%	1,149,060
Cosmetics & Personal Care	0.5%	253,107
Diversified Financial Services	3.0%	1,434,311
Electric	2.5%	1,199,807
Electrical Components & Equipment	0.6%	277,850
Electronics	1.0%	470,265
Engineering & Construction	1.9%	927,640
Environmental Control	1.1%	517,894
Food	1.7%	833,944
Gas	0.2%	88,024
Holding Companies	1.8%	882,006
Home Builders	0.7%	321,218
Insurance	4.5%	2,206,608
Internet	1.2%	575,826
Iron & Steel	0.4%	200,139
Media	2.5%	1,235,661
Mining	2.9%	1,410,374
Miscellaneous Manufacturing	0.6%	298,630
Oil & Gas	9.2%	4,441,412
Pharmaceuticals	1.0%	483,770
Real Estate	0.5%	223,602
Retail	3.3%	1,599,941
Semiconductors	4.9%	2,359,986
Software	1.3%	636,363
Telecommunications	19.1%	9,263,212
	100.0%	$48,464,068

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$20,203,472
Level 2 — Other Significant Observable Inputs	31,306,621
Level 3 — Significant Unobservable Inputs	—
Total	$51,510,093

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — 91.1%
Advertising — 0.1%
Harte-Hanks, Inc.	400	$2,496
inVentiv Health, Inc.*	293	3,381
Marchex Inc., Class B	430	2,507
		8,384
Aerospace & Defense — 1.7%
AAR Corp.*	411	7,566
AeroVironment, Inc.*	148	5,448
Argon ST, Inc.*	185	3,489
Cubic Corp.	165	4,488
Curtiss-Wright Corp.	456	15,226
Ducommun, Inc.	177	2,956
Esterline Technologies Corp.*	292	11,064
GenCorp, Inc.*	637	2,344
HEICO Corp.	228	8,853
Herley Industries, Inc.*	285	3,500
Kaman Corp.	266	4,823
LMI Aerospace, Inc.*	100	1,137
Moog, Inc., Class A*	441	16,127
National Presto Industries, Inc.	63	4,851
Orbital Sciences Corp.*	657	12,831
Teledyne Technologies, Inc.*	372	16,573
TransDigm Group, Inc.*	325	10,910
Triumph Group, Inc.	174	7,388
		139,574
Agriculture — 0.4%
Alico, Inc.	38	1,558
Alliance One International, Inc.*	1,147	3,372
Cadiz, Inc.*	263	3,290
Griffin Land & Nurseries, Inc.	40	1,474
Star Scientific, Inc.*	600	2,298
Tejon Ranch Co.*	143	3,538
The Andersons, Inc.	148	2,439
Universal Corp.	260	7,766
Vector Group Ltd.	280	3,814
		29,549
Airlines — 1.0%
AirTran Holdings, Inc.*	1,170	5,195
Alaska Air Group, Inc.*	401	11,729
Allegiant Travel Co.*	160	7,771
Hawaiian Holdings, Inc.*	622	3,968
JetBlue Airways Corp.*	1,727	12,262
Republic Airways Holdings, Inc.*	563	6,007
SkyWest, Inc.	581	10,807
UAL Corp.*	1,303	14,359
US Airways Group, Inc.*	1,120	8,658
		80,756
Apparel — 1.2%
American Apparel, Inc.*	574	1,142
Carter's, Inc.*	565	10,882
Cherokee, Inc.	100	1,735
Columbia Sportswear Co.	120	4,244
Crocs, Inc.*	1,103	1,368

	Number of Shares	Value†
Apparel — (continued)
Deckers Outdoor Corp.*	134	$10,703
G-III Apparel Group Ltd.*	100	639
Iconix Brand Group, Inc.*	514	5,027
K-Swiss, Inc., Class A	274	3,124
Maidenform Brands, Inc.*	338	3,431
Oxford Industries, Inc.	208	1,824
Quiksilver, Inc.*	1,094	2,013
Skechers U.S.A., Inc., Class A*	283	3,628
Steven Madden Ltd.*	195	4,157
The Warnaco Group, Inc.*	449	8,814
Timberland Co., Class A*	413	4,770
True Religion Apparel, Inc.*	187	2,326
Under Armour, Inc., Class A*	345	8,225
Unifi, Inc.*	461	1,300
Volcom, Inc.*	267	2,910
Weyco Group, Inc.	100	3,305
Wolverine World Wide, Inc.	485	10,204
		95,771
Auto Manufacturers — 0.1%
Force Protection, Inc.*	700	4,186
Wabash National Corp.	563	2,533
		6,719
Auto Parts & Equipment — 0.4%
American Axle & Manufacturing Holdings, Inc.	906	2,618
ArvinMeritor, Inc.	618	1,761
ATC Technology Corp.*	199	2,911
Commercial Vehicle Group, Inc.*	447	416
Cooper Tire & Rubber Co.	511	3,148
Dana Holding Corp.*	872	645
Dorman Products, Inc.*	128	1,690
Exide Technologies*	640	3,386
Fuel Systems Solutions, Inc.*	104	3,407
Hayes Lemmerz International, Inc.*	1,830	824
Lear Corp.*	542	764
Modine Manufacturing Co.	272	1,325
Spartan Motors, Inc.	300	1,419
Superior Industries International, Inc.	266	2,798
Tenneco, Inc.*	405	1,195
Titan International, Inc.	294	2,425
Visteon Corp.*	1,454	509
		31,241
Banks — 8.6%
1st Source Corp.	226	5,340
Ameris Bancorp	100	1,185
Ames National Corp.	69	1,831
Arrow Financial Corp.	204	5,129
BancFirst Corp.	105	5,557
Banco Latinoamericano de Exportaciones S.A., Class E	267	3,834
BancTrust Financial Group, Inc.	162	2,391
Bank Mutual Corp.	455	5,251
Bank of the Ozarks, Inc.	135	4,001
Banner Corp.	151	1,421

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Boston Private Financial Holdings, Inc.	600	$4,104
Bryn Mawr Bank Corp.	80	1,608
Camden National Corp.	148	3,993
Capital City Bank Group, Inc.	119	3,242
Capitol Bancorp Ltd.	132	1,030
Cardinal Financial Corp.	300	1,707
Cascade Bancorp	200	1,350
Cass Information Systems, Inc.	100	3,046
Cathay General Bancorp	503	11,946
CenterState Banks of Florida, Inc.	100	1,699
Central Pacific Financial Corp.	455	4,568
Chemical Financial Corp.	238	6,635
Citizens & Northern Corp.	90	1,778
Citizens Republic Bancorp, Inc.	1,327	3,954
City Bank	100	520
City Holding Co.	159	5,530
CoBiz Financial, Inc.	200	1,948
Columbia Banking System, Inc.	337	4,020
Community Bank System, Inc.	313	7,634
Community Trust Bancorp, Inc.	147	5,402
CVB Financial Corp.	679	8,080
East West Bancorp, Inc.	649	10,365
Enterprise Financial Services Corp.	100	1,524
F.N.B. Corp.	874	11,537
Farmers Capital Bank Corp.	71	1,734
Financial Institutions, Inc.	280	4,018
First Bancorp	100	1,835
First Bancorp, Inc.	100	1,989
First BanCorp.	744	8,288
First Busey Corp.	331	6,037
First Commonwealth Financial Corp.	926	11,464
First Community Bancshares, Inc.	92	3,208
First Financial Bancorp	377	4,671
First Financial Bankshares, Inc.	221	12,201
First Financial Corp.	116	4,755
First Merchants Corp.	240	5,330
First Midwest Bancorp, Inc.	481	9,606
FirstMerit Corp.	837	17,234
Frontier Financial Corp.	514	2,241
Glacier Bancorp, Inc.	633	12,040
Green Bankshares, Inc.	120	1,626
Guaranty Bancorp*	869	1,738
Hancock Holding Co.	278	12,638
Hanmi Financial Corp.	400	824
Harleysville National Corp.	430	6,209
Heartland Financial USA, Inc.	217	4,468
Heritage Commerce Corp.	100	1,124
Home Bancshares, Inc.	200	5,390
IBERIABANK Corp.	173	8,304
Independent Bank Corp.	180	4,709
International Bancshares Corp.	506	11,046
Lakeland Bancorp, Inc.	439	4,943
Lakeland Financial Corp.	226	5,383
MainSource Financial Group, Inc.	261	4,046
MB Financial, Inc.	344	9,615

	Number of Shares	Value†
Banks — (continued)
Nara Bancorp, Inc.	439	$4,315
National Penn Bancshares, Inc.	774	11,231
NBT Bancorp, Inc.	336	9,395
Old National Bancorp	731	13,275
Old Second Bancorp, Inc.	280	3,248
Oriental Financial Group, Inc.	274	1,658
Pacific Capital Bancorp.	503	8,491
Pacific Continental Corp.	100	1,497
PacWest Bancorp	223	5,999
Park National Corp.	114	8,179
Peapack-Gladstone Financial Corp.	167	4,449
Pennsylvania Commerce Bancorp, Inc.*	100	2,666
Peoples Bancorp, Inc.	236	4,515
Pinnacle Financial Partners, Inc.*	296	8,824
PremierWest Bancorp	200	1,338
PrivateBancorp, Inc.	225	7,304
Prosperity Bancshares, Inc.	424	12,546
Provident Bankshares Corp.	644	6,221
Renasant Corp.	246	4,189
Republic Bancorp, Inc., Class A	100	2,720
S&T Bancorp, Inc.	237	8,413
Sandy Spring Bancorp, Inc.	271	5,916
SCBT Financial Corp.	139	4,796
Seacoast Banking Corp. of Florida	200	1,320
Shore Bancshares, Inc.	212	5,086
Sierra Bancorp	81	1,701
Signature Bank*	356	10,214
Simmons First National Corp., Class A	175	5,157
Smithtown Bancorp, Inc.	252	4,040
Southside Bancshares, Inc.	218	5,123
Southwest Bancorp, Inc.	293	3,797
State Bancorp, Inc.	329	3,204
StellarOne Corp.	279	4,715
Sterling Bancorp	315	4,419
Sterling Bancshares, Inc.	731	4,444
Sterling Financial Corp.	502	4,418
Suffolk Bancorp	143	5,138
Sun Bancorp, Inc.*	200	1,498
Susquehanna Bancshares, Inc.	892	14,192
SVB Financial Group*	283	7,423
SY Bancorp, Inc.	173	4,758
Texas Capital Bancshares, Inc.*	290	3,874
The Colonial BancGroup, Inc.	1,957	4,051
The South Financial Group, Inc.	746	3,223
Tompkins Financial Corp.	100	5,795
TowneBank	270	6,693
Trico Bancshares	127	3,171
TrustCo Bank Corp.	767	7,294
Trustmark Corp.	482	10,406
UCBH Holdings, Inc.	1,204	8,284
UMB Financial Corp.	321	15,774
Umpqua Holdings Corp.	613	8,870
Union Bankshares Corp.	214	5,307
United Bankshares, Inc.	393	13,055
United Community Banks, Inc.	385	5,227

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Univest Corp. of Pennsylvania	172	$5,528
Washington Trust Bancorp, Inc.	197	3,891
WesBanco, Inc.	308	8,381
West Bancorporation, Inc.	200	2,450
West Coast Bancorp	145	956
Westamerica Bancorporation	295	15,089
Western Alliance Bancorp*	200	2,018
Wilshire Bancorp, Inc.	200	1,816
Wintrust Financial Corp.	221	4,546
Yadkin Valley Financial Corp.	125	1,781
		711,186
Beverages — 0.2%
Boston Beer Co., Inc., Class A*	111	3,153
Coca-Cola Bottling Co. Consolidated	44	2,022
Farmer Bros. Co.	73	1,821
Green Mountain Coffee Roasters, Inc.*	156	6,037
Peet's Coffee & Tea, Inc.*	189	4,394
		17,427
Biotechnology — 3.7%
Acorda Therapeutics, Inc.*	370	7,589
Affymax, Inc.*	107	1,069
Alexion Pharmaceuticals, Inc.*	824	29,821
Alnylam Pharmaceuticals, Inc.*	363	8,977
AMAG Pharmaceuticals, Inc.*	153	5,485
American Oriental Bioengineering, Inc.*	594	4,033
Arena Pharmaceuticals, Inc.*	784	3,269
Ariad Pharmaceuticals, Inc.*	1,517	1,289
Arqule, Inc.*	459	1,937
Bio-Rad Laboratories, Inc., Class A*	199	14,987
Cambrex Corp.*	314	1,451
Celera Corp.*	798	8,882
Cell Genesys, Inc.*	1,645	362
Cougar Biotechnology, Inc.*	144	3,744
Cubist Pharmaceuticals, Inc.*	557	13,457
Dendreon Corp.*	841	3,852
Discovery Laboratories, Inc.*	1,000	1,120
Emergent BioSolutions, Inc.*	139	3,629
Enzo Biochem, Inc.*	357	1,746
Enzon Pharmaceuticals, Inc.*	529	3,084
Exelixis, Inc.*	934	4,689
Facet Biotech Corp.*	243	2,330
Geron Corp.*	1,118	5,221
GTx, Inc.*	279	4,698
Halozyme Therapeutics, Inc.*	662	3,707
Human Genome Sciences, Inc.*	1,885	3,996
Idera Pharmaceuticals, Inc.*	343	2,634
Immunogen, Inc.*	917	3,934
Immunomedics, Inc.*	734	1,248
Incyte Corp. Ltd.*	585	2,217
InterMune, Inc.*	277	2,931
Lexicon Pharmaceuticals, Inc.*	912	1,277
Ligand Pharmaceuticals, Inc., Class B*	1,489	4,080
Martek Biosciences Corp.	326	9,881

	Number of Shares	Value†
Biotechnology — (continued)
Maxygen, Inc.*	299	$2,667
Momenta Pharmaceuticals, Inc.*	327	3,793
Myriad Genetics, Inc.*	466	30,877
Novavax, Inc.*	678	1,281
NPS Pharmaceuticals, Inc.*	657	4,080
OSI Pharmaceuticals, Inc.*	614	23,977
PDL BioPharma, Inc.	1,217	7,521
Regeneron Pharmaceuticals, Inc.*	616	11,310
Repligen Corp.*	349	1,319
RTI Biologics, Inc.*	516	1,424
Sangamo Biosciences, Inc.*	489	1,702
Seattle Genetics, Inc.*	534	4,774
SEQUENOM, Inc.*	676	13,412
The Medicines Co.*	515	7,586
United Therapeutics Corp.*	235	14,699
XOMA Ltd.*	2,371	1,470
ZymoGenetics, Inc.*	596	1,788
		306,306
Building Materials — 0.7%
AAON, Inc.	228	4,761
Apogee Enterprises, Inc.	245	2,538
Comfort Systems USA, Inc.	336	3,582
Drew Industries, Inc.*	291	3,492
Gibraltar Industries, Inc.	230	2,746
Interline Brands, Inc.*	307	3,263
Louisiana-Pacific Corp.	885	1,381
LSI Industries, Inc.	214	1,470
NCI Building Systems, Inc.*	161	2,624
Quanex Building Products Corp.	300	2,811
Simpson Manufacturing Co., Inc.	373	10,355
Texas Industries, Inc.	248	8,556
Trex Co., Inc.*	266	4,378
U.S. Concrete, Inc.*	464	1,559
Universal Forest Products, Inc.	145	3,902
		57,418
Chemicals — 1.5%
A. Schulman, Inc.	304	5,168
Aceto Corp.	226	2,262
American Vanguard Corp.	329	3,849
Arch Chemicals, Inc.	264	6,882
Balchem Corp.	184	4,583
Ferro Corp.	372	2,623
H.B. Fuller Co.	498	8,023
ICO, Inc.*	332	1,049
Innophos Holdings, Inc.	134	2,655
Innospec, Inc.	307	1,808
Landec Corp.*	200	1,316
Minerals Technologies, Inc.	180	7,362
NewMarket Corp.	114	3,980
Olin Corp.	803	14,518
OM Group, Inc.*	328	6,924
Penford Corp.	121	1,225
PolyOne Corp.*	793	2,498

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
Quaker Chemical Corp.	148	$2,435
Rockwood Holdings, Inc.*	347	3,748
Sensient Technologies Corp.	467	11,152
ShengdaTech, Inc.*	550	1,936
Solutia, Inc.*	879	3,956
Spartech Corp.	436	2,729
Stepan Co.	82	3,853
Symyx Technologies, Inc.*	445	2,643
W.R. Grace & Co.*	622	3,713
Westlake Chemical Corp.	250	4,073
Zep, Inc.	265	5,117
Zoltek Cos., Inc.*	305	2,742
		124,822
Coal — 0.1%
International Coal Group, Inc.*	1,106	2,544
James River Coal Co.*	220	3,373
Westmoreland Coal Co.*	115	1,276
		7,193
Commercial Services — 5.5%
Aaron Rents, Inc.	452	12,032
ABM Industries, Inc.	451	8,592
Administaff, Inc.	185	4,011
Advance America Cash Advance Centers, Inc.	989	1,869
Albany Molecular Research, Inc.*	282	2,747
American Public Education, Inc.*	110	4,091
AMN Healthcare Services, Inc.*	270	2,284
Arbitron, Inc.	280	3,718
Bankrate, Inc.*	145	5,510
Bowne & Co., Inc.	382	2,246
Capella Education Co.*	149	8,755
CBIZ, Inc.*	584	5,052
CDI Corp.	195	2,523
Cenveo, Inc.*	532	2,367
Chemed Corp.	237	9,425
Coinstar, Inc.*	306	5,970
Consolidated Graphics, Inc.*	120	2,717
Corinthian Colleges, Inc.*	1,038	16,992
Cornell Cos, Inc.*	178	3,309
Corvel Corp.*	81	1,780
CoStar Group, Inc.*	213	7,016
CRA International, Inc.*	122	3,285
Cross Country Healthcare, Inc.*	324	2,848
Deluxe Corp.	557	8,333
Dollar Financial Corp.*	304	3,131
DynCorp International, Inc., Class A*	319	4,839
Electro Rent Corp.	370	4,129
Emergency Medical Services Corp., Class A*	148	5,418
Euronet Worldwide, Inc.*	418	4,853
ExlService Holdings, Inc.*	200	1,714
First Advantage Corp., Class A*	116	1,641
Forrester Research, Inc.*	142	4,006
Gartner, Inc.*	604	10,769
Global Cash Access Holdings, Inc.*	821	1,823

	Number of Shares	Value†
Commercial Services — (continued)
Grand Canyon Education, Inc.*	100	$1,878
Great Lakes Dredge & Dock Corp.	651	2,702
H&E Equipment Services, Inc.*	194	1,496
Healthcare Services Group	457	7,280
Heartland Payment Systems, Inc.	217	3,797
Heidrick & Struggles International, Inc.	162	3,489
Hill International, Inc.*	256	1,802
HMS Holdings Corp.*	260	8,195
Huron Consulting Group, Inc.*	206	11,798
ICF International, Inc.*	75	1,843
Interactive Data Corp.	358	8,828
Jackson Hewitt Tax Service, Inc.	287	4,503
K12, Inc.*	67	1,256
Kelly Services, Inc., Class A	242	3,148
Kendle International, Inc.*	109	2,803
Kenexa Corp.*	217	1,732
Kforce, Inc.*	453	3,479
Korn/Ferry International*	397	4,534
Landauer, Inc.	97	7,110
LECG Corp.*	262	1,758
Live Nation, Inc.*	649	3,725
MAXIMUS, Inc.	188	6,601
McGrath Rentcorp	286	6,109
Midas, Inc.*	100	1,049
Monro Muffler Brake, Inc.	232	5,916
MPS Group, Inc.*	1,003	7,553
Multi-Color Corp.	213	3,370
Navigant Consulting, Inc.*	503	7,983
Net 1 UEPS Technologies, Inc.*	496	6,795
Odyssey Marine Exploration, Inc.*	1,020	3,284
On Assignment, Inc.*	552	3,130
Parexel International Corp.*	560	5,438
PharmaNet Development Group, Inc.*	192	175
PHH Corp.*	554	7,052
Pre-Paid Legal Services, Inc.*	110	4,102
Rent-A-Center, Inc.*	660	11,649
Resources Connection, Inc.*	475	7,780
RiskMetrics Group, Inc.*	210	3,127
Rollins, Inc.	422	7,630
RSC Holdings, Inc.*	496	4,226
Sotheby's	763	6,783
Spherion Corp.*	923	2,040
Standard Parking Corp.*	93	1,799
Steiner Leisure Ltd.*	135	3,985
Stewart Enterprises, Inc., Class A	656	1,975
SuccessFactors, Inc.*	408	2,342
Team, Inc.*	197	5,457
TeleTech Holdings, Inc.*	345	2,881
The Advisory Board Co.*	155	3,457
The GEO Group, Inc.*	523	9,430
The Hackett Group, Inc.*	801	2,339
TNS, Inc.*	216	2,028
TrueBlue, Inc.*	366	3,503
Universal Technical Institute, Inc.*	288	4,945

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
Valassis Communications, Inc.*	528	$697
Viad Corp.	221	5,468
VistaPrint Ltd.*	533	9,919
Watson Wyatt Worldwide, Inc., Class A	434	20,754
Wright Express Corp.*	336	4,234
		453,956
Computers — 2.2%
3D Systems Corp.*	200	1,588
3PAR, Inc.*	482	3,678
Agilysys, Inc.	376	1,613
CACI International, Inc., Class A*	325	14,654
Ciber, Inc.*	602	2,896
Cogo Group, Inc.*	306	1,487
Compellent Technologies, Inc.*	200	1,946
Data Domain, Inc.*	352	6,618
Echelon Corp.*	366	2,983
Electronics for Imaging, Inc.*	461	4,407
Hutchinson Technology, Inc.*	320	1,114
iGate Corp.*	200	1,302
Imation Corp.	238	3,230
Immersion Corp.*	300	1,767
Insight Enterprises, Inc.*	418	2,884
Integral Systems, Inc.*	210	2,530
Jack Henry & Associates, Inc.	861	16,712
Magma Design Automation, Inc.*	893	911
Manhattan Associates, Inc.*	397	6,276
Maxwell Technologies, Inc.*	375	1,901
Mentor Graphics Corp.*	798	4,126
Mercury Computer Systems, Inc.*	247	1,559
Micros Systems, Inc.*	849	13,856
MTS Systems Corp.	260	6,926
NCI, Inc., Class A*	100	3,013
Ness Technologies, Inc.*	394	1,686
Netezza Corp.*	365	2,424
NetScout Systems, Inc.*	352	3,034
Palm, Inc.*	943	2,895
Perot Systems Corp., Class A*	999	13,656
Quantum Corp.*	2,961	1,066
Rackable Systems, Inc.*	466	1,836
Radiant Systems, Inc.*	300	1,011
RadiSys Corp.*	423	2,339
Rimage Corp.*	112	1,502
Riverbed Technology, Inc.*	604	6,879
Silicon Storage Technology, Inc.*	1,437	3,291
SRA International, Inc., Class A*	444	7,659
STEC, Inc.*	492	2,096
Stratasys, Inc.*	260	2,795
Super Micro Computer, Inc.*	200	1,266
SYKES Enterprises, Inc.*	351	6,711
Synaptics, Inc.*	335	5,548
Syntel, Inc.	148	3,422
		181,093

	Number of Shares	Value†
Cosmetics & Personal Care — 0.2%
Chattem, Inc.*	171	$12,231
Elizabeth Arden, Inc.*	241	3,039
Inter Parfums, Inc.	151	1,160
		16,430
Distribution & Wholesale — 1.0%
Beacon Roofing Supply, Inc.*	477	6,621
BMP Sunstone Corp.*	262	1,459
Brightpoint, Inc.*	604	2,627
Core-Mark Holding Co., Inc.*	163	3,508
FGX International Holdings Ltd.*	200	2,748
Fossil, Inc.*	481	8,033
Houston Wire & Cable Co.	269	2,504
MWI Veterinary Supply, Inc.*	125	3,370
Owens & Minor, Inc.	436	16,415
Pool Corp.	499	8,967
ScanSource, Inc.*	225	4,336
School Specialty, Inc.*	154	2,944
United Stationers, Inc.*	289	9,679
Watsco, Inc.	232	8,909
		82,120
Diversified Financial Services — 1.7%
Advanta Corp., Class B	641	1,340
BGC Partners, Inc., Class A	391	1,079
Calamos Asset Management, Inc., Class A	236	1,746
Cohen & Steers, Inc.	175	1,923
Diamond Hill Investment Group, Inc.*	23	1,495
Duff & Phelps Corp., Class A*	108	2,065
Encore Capital Group, Inc.*	148	1,066
Evercore Partners, Inc., Class A	116	1,449
FBR Capital Markets Corp.*	314	1,526
FCStone Group, Inc.*	252	1,116
Federal Agricultural Mortgage Corp., Class C	165	578
Financial Federal Corp.	272	6,329
GAMCO Investors, Inc., Class A	101	2,759
GFI Group, Inc.	1,024	3,625
Greenhill & Co., Inc.	177	12,349
Interactive Brokers Group, Inc., Class A*	430	7,693
Kayne Anderson Energy Development Co.	214	1,607
KBW, Inc.*	282	6,486
Knight Capital Group, Inc., Class A*	998	16,118
LaBranche & Co., Inc.*	759	3,636
Ladenburg Thalmann Financial Services, Inc.*	1,200	864
MarketAxess Holdings, Inc.*	501	4,088
National Financial Partners Corp.	357	1,085
Nelnet, Inc., Class A	200	2,866
NewStar Financial, Inc.*	300	1,197
Ocwen Financial Corp.*	326	2,993
optionsXpress Holdings, Inc.	381	5,090
Penson Worldwide, Inc.*	273	2,080
Piper Jaffray Cos.*	175	6,958
Portfolio Recovery Associates, Inc.*	129	4,365
Sanders Morris Harris Group, Inc.	211	1,264
Stifel Financial Corp.*	257	11,784
SWS Group, Inc.	267	5,060

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Diversified Financial Services — (continued)
The First Marblehead Corp.*	1,331	$1,717
TradeStation Group, Inc.*	510	3,290
Westwood Holdings Group, Inc.	101	2,869
World Acceptance Corp.*	142	2,806
		136,361
Electric — 2.5%
Allete, Inc.	255	8,229
Avista Corp.	559	10,833
Black Hills Corp.	462	12,455
Central Vermont Public Service Corp.	203	4,844
CH Energy Group, Inc.	163	8,377
Cleco Corp.	594	13,561
El Paso Electric Co.*	421	7,616
IDACORP, Inc.	447	13,164
ITC Holdings Corp.	509	22,233
MGE Energy, Inc.	220	7,260
NorthWestern Corp.	412	9,670
Ormat Technologies, Inc.	153	4,876
Otter Tail Corp.	348	8,119
Pike Electric Corp.*	200	2,460
PNM Resources, Inc.	859	8,659
Portland General Electric Co.	710	13,824
The Empire District Electric Co.	359	6,318
UIL Holdings Corp.	248	7,447
UniSource Energy Corp.	353	10,364
Westar Energy, Inc.	1,126	23,094
		203,403
Electrical Components & Equipment — 1.0%
Advanced Battery Technologies, Inc.*	523	1,391
Advanced Energy Industries, Inc.*	299	2,975
American Superconductor Corp.*	452	7,372
Belden, Inc.	459	9,584
Capstone Turbine Corp.*	1,978	1,662
Encore Wire Corp.	250	4,740
Ener1, Inc.*	706	5,048
Energy Conversion Devices, Inc.*	454	11,445
EnerSys*	213	2,343
Evergreen Solar, Inc.*	1,156	3,688
GrafTech International Ltd.*	1,277	10,625
Graham Corp.	100	1,082
Greatbatch, Inc.*	203	5,371
InSteel Industries, Inc.	291	3,285
Littelfuse, Inc.*	173	2,872
Powell Industries, Inc.*	99	2,873
Ultralife Corp.*	142	1,904
Universal Display Corp.*	330	3,119
Valence Technology, Inc.*	595	1,083
Vicor Corp.	233	1,540
		84,002
Electronics — 2.2%
American Science & Engineering, Inc.	95	7,026
Analogic Corp.	114	3,110
Axsys Technologies, Inc.*	92	5,047

	Number of Shares	Value†
Electronics — (continued)
Badger Meter, Inc.	155	$4,498
Bel Fuse, Inc., Class B	169	3,583
Benchmark Electronics, Inc.*	705	9,003
Brady Corp., Class A	520	12,454
Checkpoint Systems, Inc.*	337	3,316
China Security & Surveillance Technology, Inc.*	322	1,426
Cogent, Inc.*	442	5,998
Coherent, Inc.*	207	4,442
CTS Corp.	367	2,022
Cymer, Inc.*	322	7,055
Daktronics, Inc.	293	2,742
Dionex Corp.*	182	8,163
Electro Scientific Industries, Inc.*	332	2,254
FARO Technologies, Inc.*	196	3,305
FEI Co.*	386	7,280
ICx Technologies, Inc.*	163	1,289
II-VI, Inc.*	207	3,952
L-1 Identity Solutions, Inc.*	780	5,257
LaBarge, Inc.*	100	1,435
Measurement Specialties, Inc.*	270	1,876
Methode Electronics, Inc.	393	2,649
Microvision, Inc.*	803	1,349
Newport Corp.*	513	3,478
NVE Corp.*	100	2,613
OSI Systems, Inc.*	200	2,770
Park Electrochemical Corp.	174	3,299
Plexus Corp.*	424	7,187
Rofin-Sinar Technologies, Inc.*	315	6,483
Rogers Corp.*	192	5,332
Sanmina-SCI Corp.*	4,700	2,209
Taser International, Inc.*	788	4,161
Technitrol, Inc.	369	1,284
TTM Technologies, Inc.*	403	2,100
Varian, Inc.*	294	9,852
Watts Water Technologies, Inc., Class A	329	8,215
Woodward Governor Co.	610	14,042
Zygo Corp.*	182	1,258
		184,814
Energy — Alternate Sources — 0.1%
Clean Energy Fuels Corp.*	343	2,072
Comverge, Inc.*	258	1,264
FuelCell Energy, Inc.*	600	2,328
GT Solar International, Inc.*	300	867
Headwaters, Inc.*	354	2,389
Plug Power, Inc.*	1,702	1,736
		10,656
Engineering & Construction — 1.0%
Dycom Industries, Inc.*	355	2,918
EMCOR Group, Inc.*	670	15,028
ENGlobal Corp.*	285	926
Exponent, Inc.*	166	4,993
Granite Construction, Inc.	412	18,099
Insituform Technologies, Inc., Class A*	268	5,277
Layne Christensen Co.*	168	4,034

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Engineering & Construction — (continued)
Michael Baker Corp.*	142	$5,241
Orion Marine Group, Inc.*	414	3,999
Perini Corp.*	525	12,275
Stanley, Inc.*	88	3,188
Sterling Construction Co., Inc.*	100	1,854
VSE Corp.	45	1,765
		79,597
Entertainment — 0.6%
Bally Technologies, Inc.*	575	13,817
Churchill Downs, Inc.	114	4,608
Cinemark Holdings, Inc.	320	2,378
National CineMedia, Inc.	404	4,096
Pinnacle Entertainment, Inc.*	548	4,209
Shuffle Master, Inc.*	967	4,796
Speedway Motorsports, Inc.	216	3,480
Steinway Musical Instruments, Inc.*	74	1,296
Vail Resorts, Inc.*	332	8,831
		47,511
Environmental Control — 1.1%
American Ecology Corp.	153	3,095
Calgon Carbon Corp.*	541	8,310
Casella Waste Systems, Inc., Class A*	368	1,501
Clean Harbors, Inc.*	193	12,244
Darling International, Inc.*	705	3,870
Energy Recovery, Inc.*	174	1,319
EnergySolutions, Inc.	260	1,469
Fuel Tech, Inc.*	231	2,446
Met-Pro Corp.	333	4,436
Metalico, Inc.*	381	591
Mine Safety Appliances Co.	324	7,747
Rentech, Inc.*	2,079	1,414
Tetra Tech, Inc.*	582	14,055
Waste Connections, Inc.*	843	26,614
Waste Services, Inc.*	256	1,684
		90,795
Food — 2.5%
American Dairy, Inc.*	84	1,263
Arden Group, Inc., Class A	12	1,512
B&G Foods, Inc., Class A	300	1,620
Cal-Maine Foods, Inc.	114	3,272
Calavo Growers, Inc.	100	1,150
Chiquita Brands International, Inc.*	392	5,794
Diamond Foods, Inc.	187	3,768
Flowers Foods, Inc.	794	19,342
Fresh Del Monte Produce, Inc.*	448	10,044
Great Atlantic & Pacific Tea Co.*	306	1,919
Hain Celestial Group, Inc.*	435	8,304
Imperial Sugar Co.	100	1,434
Ingles Markets, Inc., Class A	204	3,588
J&J Snack Foods Corp.	142	5,095
Lancaster Colony Corp.	214	7,340
Lance, Inc.	295	6,767
M&F Worldwide Corp.*	111	1,715

	Number of Shares	Value†
Food — (continued)
Nash Finch Co.	119	$5,342
Ralcorp Holdings, Inc.*	602	35,157
Ruddick Corp.	500	13,825
Sanderson Farms, Inc.	221	7,638
Seaboard Corp.	4	4,776
Smart Balance, Inc.*	829	5,637
Spartan Stores, Inc.	197	4,580
Tootsie Roll Industries, Inc.	253	6,479
TreeHouse Foods, Inc.*	324	8,826
United Natural Foods, Inc.*	486	8,661
Village Super Market, Inc., Class A	36	2,066
Weis Markets, Inc.	127	4,271
Winn-Dixie Stores, Inc.*	555	8,936
Zhongpin, Inc.*	199	2,388
		202,509
Forest Products & Paper — 0.3%
AbitibiBowater, Inc.*	691	325
Buckeye Technologies, Inc.*	507	1,845
Clearwater Paper Corp.*	116	973
Deltic Timber Corp.	86	3,935
Neenah Paper, Inc.	274	2,422
P.H. Glatfelter Co.	372	3,460
Schweitzer-Mauduit International, Inc.	268	5,365
Wausau Paper Corp.	558	6,384
		24,709
Gas — 1.5%
Chesapeake Utilities Corp.	155	4,879
New Jersey Resources Corp.	427	16,803
Nicor, Inc.	464	16,119
Northwest Natural Gas Co.	273	12,075
Piedmont Natural Gas Co.	779	24,671
South Jersey Industries, Inc.	331	13,190
Southwest Gas Corp.	510	12,862
The Laclede Group, Inc.	218	10,211
WGL Holdings, Inc.	514	16,803
		127,613
Hand & Machine Tools — 0.4%
Baldor Electric Co.	483	8,621
Franklin Electric Co., Inc.	208	5,847
K-Tron International, Inc.*	32	2,557
Regal-Beloit Corp.	319	12,119
Thermadyne Holdings Corp.*	240	1,649
		30,793
Healthcare Products — 4.2%
Abaxis, Inc.*	227	3,639
ABIOMED, Inc.*	364	5,977
Accuray, Inc.*	607	3,132
Affymetrix, Inc.*	605	1,809
Align Technology, Inc.*	561	4,909
American Medical Systems Holdings, Inc.*	746	6,707
AngioDynamics, Inc.*	301	4,121
ArthroCare Corp.*	239	1,140

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Products — (continued)
Atrion Corp.	17	$1,651
BioMimetic Therapeutics, Inc.*	200	1,844
Bruker Corp.*	435	1,757
Cantel Medical Corp.*	200	2,934
Cardiac Science Corp.*	447	3,352
Cepheid, Inc.*	603	6,259
Conceptus, Inc.*	281	4,277
CONMED Corp.*	304	7,278
CryoLife, Inc.*	333	3,233
Cyberonics, Inc.*	208	3,447
Cynosure, Inc., Class A*	195	1,780
Datascope Corp.	103	5,381
ev3, Inc.*	624	3,806
Exactech, Inc.*	83	1,398
Genomic Health, Inc.*	209	4,071
Haemonetics Corp.*	266	15,029
Hanger Orthopedic Group, Inc.*	275	3,990
Hansen Medical, Inc.*	200	1,444
ICU Medical, Inc.*	160	5,302
Immucor, Inc.*	756	20,094
Insulet Corp.*	359	2,771
Integra LifeSciences Holdings Corp.*	188	6,687
Invacare Corp.	338	5,246
IRIS International, Inc.*	266	3,708
Kensey Nash Corp.*	67	1,300
Luminex Corp.*	422	9,014
Masimo Corp.*	497	14,826
Medical Action Industries, Inc.*	152	1,520
Mentor Corp.	355	10,980
Meridian Bioscience, Inc.	410	10,443
Merit Medical Systems, Inc.*	245	4,393
Micrus Endovascular Corp.*	200	2,322
Natus Medical, Inc.*	236	3,056
NuVasive, Inc.*	384	13,306
OraSure Technologies, Inc.*	967	3,559
Orthofix International NV*	192	2,943
Orthovita, Inc.*	700	2,373
Palomar Medical Technologies, Inc.*	340	3,920
PSS World Medical, Inc.*	627	11,800
Quidel Corp.*	252	3,294
Sirona Dental Systems, Inc.*	182	1,911
Somanetics Corp.*	194	3,203
Sonosite, Inc.*	144	2,748
Spectranetics Corp.*	565	1,475
Stereotaxis, Inc.*	311	1,368
STERIS Corp.	595	14,215
SurModics, Inc.*	221	5,585
Symmetry Medical, Inc.*	284	2,263
Synovis Life Technologies, Inc.*	200	3,748
Thoratec Corp.*	586	19,039
TomoTherapy, Inc.*	844	2,009
Vital Images, Inc.*	311	4,326
VNUS Medical Technologies, Inc.*	220	3,568
Volcano Corp.*	492	7,380

	Number of Shares	Value†
Healthcare Products — (continued)
West Pharmaceutical Services, Inc.	315	$11,898
Wright Medical Group, Inc.*	380	7,763
Zoll Medical Corp.*	174	3,287
		343,008
Healthcare Services — 2.2%
Air Methods Corp.*	158	2,526
Alliance Imaging, Inc.*	258	2,056
Almost Family, Inc.*	114	5,128
Amedisys, Inc.*	257	10,624
AMERIGROUP Corp.*	577	17,033
Amsurg Corp.*	348	8,122
Assisted Living Concepts, Inc., Class A*	689	2,859
Bio-Reference Labs, Inc.*	186	4,879
Centene Corp.*	446	8,791
Emeritus Corp.*	240	2,407
Genoptix, Inc.*	145	4,942
Gentiva Health Services, Inc.*	298	8,719
HealthSouth Corp.*	856	9,382
HealthSpring, Inc.*	505	10,085
Healthways, Inc.*	297	3,410
IPC The Hospitalist Co., Inc.*	71	1,195
Kindred Healthcare, Inc.*	225	2,930
LHC Group, Inc.*	170	6,120
Life Sciences Research, Inc.*	141	1,325
Magellan Health Services, Inc.*	418	16,369
MedCath Corp.*	229	2,391
Molina Healthcare, Inc.*	153	2,694
National Healthcare Corp.	101	5,115
Odyssey HealthCare, Inc.*	508	4,699
Psychiatric Solutions, Inc.*	598	16,654
RehabCare Group, Inc.*	248	3,760
Res-Care, Inc.*	253	3,800
Skilled Healthcare Group, Inc., Class A*	298	2,515
Sun Healthcare Group, Inc.*	353	3,124
Sunrise Senior Living, Inc.*	355	596
The Ensign Group, Inc.	99	1,657
Triple-S Management Corp., Class B*	131	1,507
U.S. Physical Therapy, Inc.*	239	3,186
		180,600
Holding Companies — 0.1%
Compass Diversified Holdings	392	4,410
Home Builders — 0.3%
Beazer Homes USA, Inc.*	721	1,139
Cavco Industries, Inc.*	130	3,496
Champion Enterprises, Inc.*	999	560
Hovanian Enterprises, Inc., Class A*	708	1,218
M/I Homes, Inc.	128	1,349
Meritage Homes Corp.*	276	3,359
Skyline Corp.	73	1,459
Standard Pacific Corp.*	1,576	2,805
The Ryland Group, Inc.	402	7,103
Winnebago Industries, Inc.	424	2,557
		25,045

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Home Furnishings — 0.4%
American Woodmark Corp.	100	$1,823
Audiovox Corp.*	210	1,052
DTS, Inc.*	152	2,789
Ethan Allen Interiors, Inc.	273	3,923
Furniture Brands International, Inc.	534	1,180
Kimball International, Inc., Class B	444	3,823
La-Z-Boy, Inc.	662	1,436
Sealy Corp.	745	1,870
Tempur-Pedic International, Inc.	829	5,878
TiVo, Inc.*	1,110	7,948
Universal Electronics, Inc.*	182	2,952
		34,674
Household Products & Wares — 0.6%
ACCO Brands Corp.*	568	1,960
American Greetings Corp., Class A	429	3,247
Blyth, Inc.	313	2,454
Central Garden and Pet Co., Class A*	932	5,499
CSS Industries, Inc.	80	1,419
Ennis, Inc.	301	3,645
Helen of Troy Ltd.*	317	5,503
Prestige Brands Holdings, Inc.*	501	5,286
The Standard Register Co.	200	1,786
Tupperware Brands Corp.	613	13,915
WD-40 Co.	156	4,413
		49,127
Insurance — 4.6%
AMBAC Financial Group, Inc.	2,519	3,275
American Equity Investment Life Holding Co.	549	3,843
American Physicians Capital, Inc.	115	5,531
American Safety Insurance Holdings Ltd*	125	1,651
AMERISAFE, Inc.*	278	5,707
AmTrust Financial Services, Inc.	200	2,320
Argo Group International Holdings Ltd.*	354	12,008
Aspen Insurance Holdings Ltd.	918	22,261
Assured Guaranty Ltd.	579	6,601
Baldwin & Lyons, Inc., Class B	93	1,692
CastlePoint Holdings Ltd.	452	6,129
Citizens, Inc.*	669	6,489
CNA Surety Corp.*	168	3,226
Crawford & Co., Class B*	232	3,373
Delphi Financial Group, Inc., Class A	444	8,187
Donegal Group, Inc., Class A	100	1,677
eHealth, Inc.*	333	4,422
EMC Insurance Group, Inc.	100	2,565
Employers Holdings, Inc.	523	8,629
Enstar Group Ltd.*	46	2,720
FBL Financial Group, Inc., Class A	227	3,507
First Mercury Financial Corp.*	153	2,182
Flagstone Reinsurance Holdings Ltd.	391	3,820
FPIC Insurance Group, Inc.*	96	4,203
Greenlight Capital Re Ltd., Class A*	248	3,222
Harleysville Group, Inc.	132	4,584
Horace Mann Educators Corp.	333	3,060

	Number of Shares	Value†
Insurance — (continued)
Infinity Property & Casualty Corp.	158	$7,383
IPC Holdings Ltd.	587	17,551
Kansas City Life Insurance Co.	107	4,638
Life Partners Holdings, Inc.	60	2,618
Maiden Holdings Ltd.	730	2,285
Max Capital Group Ltd.	543	9,611
Meadowbrook Insurance Group, Inc.	703	4,527
Montpelier Re Holdings Ltd.	969	16,270
National Interstate Corp.	70	1,251
National Western Life Insurance Co., Class A	21	3,553
Odyssey Re Holdings Corp.	258	13,367
Platinum Underwriters Holdings Ltd.	519	18,726
PMA Capital Corp., Class A*	515	3,646
Presidential Life Corp.	277	2,740
ProAssurance Corp.*	340	17,945
Radian Group, Inc.	1,463	5,384
RLI Corp.	187	11,437
Safety Insurance Group, Inc.	168	6,394
SeaBright Insurance Holdings, Inc.*	399	4,684
Selective Insurance Group	561	12,864
State Auto Financial Corp.	161	4,840
Stewart Information Services Corp.	269	6,319
The Navigators Group, Inc.*	143	7,852
The Phoenix Cos., Inc.	1,002	3,277
The PMI Group, Inc.	700	1,365
Tower Group, Inc.	239	6,742
United America Indemnity Ltd., Class A*	328	4,202
United Fire & Casualty Co.	208	6,463
Universal American Corp.*	382	3,369
Validus Holdings Ltd.	666	17,423
Willis Group Holdings Ltd.	98	2,438
Zenith National Insurance Corp.	368	11,618
		379,666
Internet — 2.6%
Art Technology Group, Inc.*	1,166	2,250
AsiaInfo Holdings, Inc.*	361	4,274
Avocent Corp.*	468	8,382
Blue Coat Systems, Inc.*	298	2,503
Blue Nile, Inc.*	119	2,914
Cogent Communications Group, Inc.*	514	3,356
comScore, Inc.*	214	2,729
Constant Contact, Inc.*	279	3,697
CyberSource Corp.*	739	8,861
DealerTrack Holdings, Inc.*	391	4,649
Digital River, Inc.*	431	10,689
drugstore.com, Inc.*	900	1,116
EarthLink, Inc.*	1,162	7,855
eResearchTechnology, Inc.*	385	2,553
Global Sources Ltd.*	201	1,095
Gsi Commerce, Inc.*	310	3,261
i2 Technologies, Inc.*	159	1,016
InfoSpace, Inc.*	413	3,118
Internap Network Services Corp.*	600	1,500
Internet Brands, Inc., Class A*	300	1,746

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — (continued)
Internet Capital Group, Inc.*	528	$2,878
Interwoven, Inc.*	484	6,098
j2 Global Communications, Inc.*	464	9,299
Keynote Systems, Inc.*	157	1,210
Liquidity Services, Inc.*	200	1,666
LoopNet, Inc.*	443	3,021
Mercadolibre, Inc.*	223	3,659
ModusLink Global Solutions, Inc.*	432	1,249
Move, Inc.*	1,923	3,077
NetFlix, Inc.*	510	15,244
NIC, Inc.	400	1,840
NutriSystem, Inc.	274	3,998
Online Resources Corp.*	556	2,635
Orbitz Worldwide, Inc.*	400	1,552
Overstock.com, Inc.*	240	2,587
PC-Tel, Inc.	228	1,498
Perficient, Inc.*	300	1,434
Rackspace Hosting, Inc.*	198	1,065
RealNetworks, Inc.*	790	2,789
S1 Corp.*	623	4,915
Sapient Corp.*	795	3,530
Shutterfly, Inc.*	213	1,489
SonicWALL, Inc.*	774	3,081
Sourcefire, Inc.*	200	1,120
Stamps.com, Inc.*	157	1,543
TeleCommunication Systems, Inc., Class A*	630	5,412
Terremark Worldwide, Inc.*	713	2,774
The Knot, Inc.*	551	4,584
thinkorswim Group, Inc.*	482	2,709
TIBCO Software, Inc.*	1,910	9,913
United Online, Inc.	826	5,014
ValueClick, Inc.*	1,207	8,256
VASCO Data Security International, Inc.*	355	3,667
Vignette Corp.*	378	3,557
Vocus, Inc.*	139	2,531
Websense, Inc.*	478	7,156
		215,614
Investment Companies — 0.6%
Apollo Investment Corp.	1,555	14,477
Ares Capital Corp.	1,036	6,558
BlackRock Kelso Capital Corp.	148	1,459
Capital Southwest Corp.	38	4,110
Gladstone Capital Corp.	312	2,524
Gladstone Investment Corp.	300	1,473
Harris & Harris Group, Inc.*	300	1,185
Hercules Technology Growth Capital, Inc.	490	3,881
MCG Capital Corp.	1,346	956
Medallion Financial Corp.	177	1,351
MVC Capital, Inc.	323	3,543
NGP Capital Resources Co.	307	2,570
Prospect Capital Corp.	357	4,273
		48,360

	Number of Shares	Value†
Iron & Steel — 0.0%
Olympic Steel, Inc.	98	$1,996
Universal Stainless & Alloy Products, Inc.*	133	1,927
		3,923
Leisure Time — 0.5%
Ambassadors Group, Inc.	260	2,392
Brunswick Corp.	760	3,200
Callaway Golf Co.	713	6,624
Life Time Fitness, Inc.*	301	3,898
Polaris Industries, Inc.	379	10,858
WMS Industries, Inc.*	476	12,804
		39,776
Lodging — 0.2%
Ameristar Casinos, Inc.	306	2,644
Gaylord Entertainment. Co.*	360	3,902
Marcus Corp.	276	4,480
Monarch Casino & Resort, Inc.*	136	1,584
Morgans Hotel Group Co.*	273	1,272
		13,882
Machinery — Construction & Mining — 0.1%
Astec Industries, Inc.*	158	4,950
Machinery — Diversified — 1.4%
Albany International Corp., Class A	248	3,184
Altra Holdings, Inc.*	275	2,175
Applied Industrial Technologies, Inc.	434	8,211
Briggs & Stratton Corp.	525	9,235
Cascade Corp.	93	2,777
Chart Industries, Inc.*	238	2,530
Cognex Corp.	369	5,461
Columbus McKinnon Corp.*	174	2,375
DXP Enterprises, Inc.*	86	1,257
Flow International Corp.*	708	1,713
Gerber Scientific, Inc.*	300	1,533
Hurco Cos., Inc.*	69	828
Intermec, Inc.*	643	8,539
Intevac, Inc.*	424	2,150
iRobot Corp.*	346	3,124
Kadant, Inc.*	199	2,683
Lindsay Corp.	100	3,179
Middleby Corp.*	146	3,981
NACCO Industries, Inc., Class A	50	1,871
Nordson Corp.	328	10,591
Raser Technologies, Inc.*	580	2,163
Robbins & Myers, Inc.	299	4,835
Sauer-Danfoss, Inc.	151	1,321
Tecumseh Products Co., Class A*	182	1,744
Tennant Co.	155	2,387
The Gorman-Rupp Co.	113	3,517
TurboChef Technologies, Inc.*	300	1,473
Wabtec Corp.	488	19,398
		114,235

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Media — 0.4%
Belo Corp., Class A	799	$1,246
Charter Communications, Inc., Class A*	4,652	381
CKX, Inc.*	591	2,169
Courier Corp.	100	1,790
Cox Radio, Inc., Class A*	430	2,584
DG FastChannel, Inc.*	226	2,820
Dolan Media, Co.*	296	1,951
Fisher Communications, Inc.	100	2,064
Lee Enterprises, Inc.	500	205
Martha Stewart Living Omnimedia, Inc., Class A*	271	705
McClatchy Co., Class A	527	422
Media General, Inc., Class A	400	700
Mediacom Communications Corp., Class A*	621	2,670
Outdoor Channel Holdings, Inc.*	180	1,348
R.H. Donnelley Corp.*	1,471	544
RHI Entertainment, Inc.*	100	812
Scholastic Corp.	195	2,648
Sinclair Broadcast Group, Inc., Class A	717	2,223
World Wrestling Entertainment, Inc., Class A	291	3,224
		30,506
Metal Fabricate/Hardware — 0.9%
A.M. Castle & Co.	235	2,545
Ampco-Pittsburgh Corp.	113	2,452
CIRCOR International, Inc.	139	3,823
Dynamic Materials Corp.	156	3,012
Furmanite Corp.*	408	2,199
Haynes International, Inc.*	101	2,487
Kaydon Corp.	375	12,881
L.B. Foster Co., Class A*	128	4,004
Ladish Co., Inc.*	179	2,479
Mueller Industries, Inc.	379	9,505
Mueller Water Products, Inc., Class A	1,495	12,558
NN, Inc.	300	687
Northwest Pipe Co.*	91	3,878
RBC Bearings, Inc.*	299	6,064
Sun Hydraulics Corp.	148	2,788
Worthington Industries, Inc.	619	6,821
		78,183
Mining — 0.9%
Allied Nevada Gold Corp.*	880	4,453
AMCOL International Corp.	278	5,824
Brush Engineered Materials, Inc.*	174	2,213
Coeur d'Alene Mines Corp.*	4,755	4,184
Compass Minerals International, Inc.	334	19,592
General Moly, Inc.*	690	814
Hecla Mining Co.*	1,884	5,275
Horsehead Holding Corp.*	406	1,908
Kaiser Aluminum Corp.	128	2,883
Royal Gold, Inc.	336	16,535
RTI International Metals, Inc.*	200	2,862
Stillwater Mining Co.*	656	3,241
USEC, Inc.*	977	4,387
		74,171

	Number of Shares	Value†
Miscellaneous Manufacturing — 1.9%
A. O. Smith Corp.	256	$7,557
Actuant Corp., Class A	554	10,537
Acuity Brands, Inc.	438	15,291
Ameron International Corp.	99	6,229
AZZ, Inc.*	108	2,711
Barnes Group, Inc.	508	7,366
Blount International, Inc.*	384	3,640
Ceradyne, Inc.*	279	5,666
CLARCOR, Inc.	514	17,055
Colfax Corp.*	199	2,068
EnPro Industries, Inc.*	163	3,511
ESCO Technologies, Inc.*	265	10,852
Federal Signal Corp.	409	3,358
FreightCar America, Inc.	149	2,722
GenTek, Inc.*	187	2,814
Griffon Corp.*	640	5,971
Hexcel Corp.*	1,059	7,826
Koppers Holdings, Inc.	175	3,784
LSB Industries, Inc.*	209	1,739
Matthews International Corp., Class A	332	12,178
Metabolix, Inc.*	200	2,544
Movado Group, Inc.	200	1,878
Myers Industries, Inc.	397	3,176
PMFG, Inc.*	186	1,778
Polypore International, Inc.*	177	1,338
Raven Industries, Inc.	129	3,109
Standex International Corp.	201	3,988
Tredegar Corp.	258	4,690
		155,376
Office Furnishings — 0.3%
Herman Miller, Inc.	611	7,962
HNI Corp.	473	7,492
Interface, Inc., Class A	440	2,042
Knoll, Inc.	516	4,654
		22,150
Oil & Gas — 2.3%
Alon USA Energy, Inc.	100	915
Arena Resources, Inc.*	369	10,365
Atlas America, Inc.	305	4,529
ATP Oil & Gas Corp.*	250	1,463
Berry Petroleum Co., Class A	367	2,775
Bill Barrett Corp.*	376	7,945
BPZ Resources, Inc.*	518	3,315
Brigham Exploration Co.*	399	1,277
Bronco Drilling Co., Inc.*	313	2,022
Callon Petroleum Co.*	249	647
Carrizo Oil & Gas, Inc.*	236	3,800
Cheniere Energy, Inc.*	528	1,505
Clayton Williams Energy, Inc.*	57	2,590
Comstock Resources, Inc.*	477	22,538
Concho Resources, Inc.*	581	13,258
Contango Oil & Gas Co.*	141	7,938
CVR Energy, Inc.*	402	1,608
Delta Petroleum Corp.*	544	2,590

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Energy Partners Ltd.*	424	$572
Energy XXI Bermuda Ltd.	1,037	819
EXCO Resources, Inc.*	1,483	13,436
FX Energy, Inc.*	589	1,643
Gasco Energy, Inc.*	1,893	738
GMX Resources, Inc.*	173	4,380
Goodrich Petroleum Corp.*	236	7,068
Gran Tierra Energy, Inc.*	2,274	6,367
Gulfport Energy Corp.*	363	1,434
Harvest Natural Resources, Inc.*	446	1,918
McMoran Exploration Co.*	597	5,851
Oilsands Quest Sask, Inc.*	1,572	1,148
Panhandle Oil and Gas, Inc., Class A	138	2,484
Parallel Petroleum Corp.*	382	768
Parker Drilling Co.*	977	2,833
Penn Virginia Corp.	403	10,470
Petroleum Development Corp.*	133	3,201
Petroquest Energy, Inc.*	384	2,596
Pioneer Drilling Co.*	441	2,456
Precision Drilling Trust	301	2,524
Rex Energy Corp.*	228	670
Rosetta Resources, Inc.*	445	3,151
Stone Energy Corp.*	279	3,075
Swift Energy Co.*	313	5,262
TXCO Resources, Inc.*	415	618
Vaalco Energy, Inc.*	657	4,888
Venoco, Inc.*	286	775
Warren Resources, Inc.*	548	1,091
Western Refining, Inc.	301	2,336
		185,652
Oil & Gas Services — 0.7%
Allis-Chalmers Energy, Inc.*	343	1,886
Basic Energy Services, Inc.*	356	4,642
Cal Dive International, Inc.*	472	3,073
CARBO Ceramics, Inc.	210	7,461
Complete Production Services, Inc.*	399	3,252
Dawson Geophysical Co.*	77	1,371
Dril-Quip, Inc.*	329	6,748
Flotek Industries, Inc.*	289	728
Gulf Island Fabrication, Inc.	115	1,657
Hornbeck Offshore Services, Inc.*	194	3,170
ION Geophysical Corp.*	728	2,497
Lufkin Industries, Inc.	152	5,244
Matrix Service Co.*	227	1,741
Natco Group, Inc., Class A*	170	2,581
Natural Gas Services Group, Inc.*	190	1,925
Newpark Resources, Inc.*	773	2,860
RPC, Inc.	274	2,674
Superior Well Services, Inc.*	148	1,480
T-3 Energy Services, Inc.*	108	1,020
Trico Marine Services, Inc.*	195	872
Union Drilling, Inc.*	447	2,320
Willbros Group, Inc.*	325	2,753
		61,955

	Number of Shares	Value†
Packaging and Containers — 0.4%
AEP Industries, Inc.*	65	$1,143
Graphic Packaging Holding Co.*	1,751	1,996
Rock-Tenn Co., Class A	400	13,672
Silgan Holdings, Inc.	265	12,669
		29,480
Pharmaceuticals — 2.9%
Adolor Corp.*	495	822
Akorn, Inc.*	1,018	2,341
Alkermes, Inc.*	951	10,128
Allos Therapeutics, Inc.*	533	3,262
Ardea Biosciences, Inc.*	100	1,197
Array Biopharma, Inc.*	592	2,398
Auxilium Pharmaceuticals, Inc.*	421	11,973
Cadence Pharmaceuticals, Inc.*	200	1,446
Catalyst Health Solutions, Inc.*	339	8,255
China Sky One Medical, Inc.*	100	1,599
CV Therapeutics, Inc.*	665	6,125
Cypress Bioscience, Inc.*	718	4,911
Durect Corp.*	880	2,983
Dyax Corp.*	1,039	3,782
I-Flow Corp.*	227	1,090
Idenix Pharmaceuticals, Inc.*	300	1,737
Indevus Pharmaceuticals, Inc.*	718	2,254
Inspire Pharmaceuticals, Inc.*	473	1,703
Isis Pharmaceuticals, Inc.*	1,039	14,733
KV Pharmaceutical Co., Class A*	295	850
MannKind Corp.*	541	1,856
Medarex, Inc.*	1,375	7,672
Medicis Pharmaceutical Corp., Class A	598	8,312
Medivation, Inc.*	223	3,249
Nabi Biopharmaceuticals*	813	2,724
Nektar Therapeutics*	1,128	6,272
Neogen Corp.*	185	4,621
Neurocrine Biosciences, Inc.*	415	1,328
Noven Pharmaceuticals, Inc.*	385	4,235
Obagi Medical Products, Inc.*	191	1,425
Omega Protein Corp.*	361	1,448
Onyx Pharmaceuticals, Inc.*	590	20,154
Optimer Pharmaceuticals, Inc.*	280	3,391
Orexigen Therapeutics, Inc.*	415	2,316
Osiris Therapeutics, Inc.*	137	2,625
Pain Therapeutics, Inc.*	479	2,836
Par Pharmaceutical Cos., Inc.*	322	4,318
Pharmasset, Inc.*	232	3,041
PharMerica Corp.*	314	4,920
Pozen, Inc.*	402	2,026
Progenics Pharmaceuticals, Inc.*	401	4,134
Questcor Pharmaceuticals, Inc.*	462	4,301
Rigel Pharmaceuticals, Inc.*	316	2,528
Salix Pharmaceuticals Ltd.*	701	6,190
Savient Pharmaceuticals, Inc.*	456	2,640
Synutra International, Inc.*	104	1,146
Theravance, Inc.*	565	7,000
USANA Health Sciences, Inc.*	64	2,191

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Valeant Pharmaceuticals International*	721	$16,511
Viropharma, Inc.*	817	10,637
Vivus, Inc.*	602	3,203
XenoPort, Inc.*	258	6,471
		239,310
Pipelines — 0.0%
Crosstex Energy, Inc.	341	1,330
Real Estate — 0.2%
Avatar Holdings, Inc.*	62	1,644
Consolidated-Tomoka Land Co.	120	4,583
Forestar Real Estate Group, Inc.*	316	3,008
Hilltop Holdings, Inc.*	465	4,529
Stratus Properties, Inc.*	100	1,246
Thomas Properties Group, Inc.	489	1,267
		16,277
Retail — 4.3%
99 Cents Only Stores*	573	6,263
Aeropostale, Inc.*	717	11,544
AFC Enterprises*	531	2,490
America's Car-Mart, Inc.*	100	1,381
Asbury Automotive Group, Inc.	401	1,833
Bebe Stores, Inc.	498	3,720
Big 5 Sporting Goods Corp.	524	2,730
BJ's Restaurants, Inc.*	200	2,154
Blockbuster, Inc., Class A*	2,061	2,597
Bob Evans Farms, Inc.	334	6,824
Borders Group, Inc.*	839	336
Brown Shoe Co., Inc.	364	3,083
Buffalo Wild Wings, Inc.*	151	3,873
Cabela's, Inc.*	407	2,373
California Pizza Kitchen, Inc.*	346	3,709
Casey's General Stores, Inc.	493	11,226
Cash America International, Inc.	303	8,287
CEC Entertainment, Inc.*	188	4,559
Charlotte Russe Holding, Inc.*	193	1,253
Charming Shoppes, Inc.*	1,006	2,455
Chico's FAS, Inc.*	1,897	7,929
Christopher & Banks Corp.	541	3,030
Citi Trends, Inc.*	245	3,606
CKE Restaurants, Inc.	460	3,993
Coldwater Creek, Inc.*	759	2,163
Collective Brands, Inc.*	654	7,665
Cracker Barrel Old Country Store, Inc.	199	4,097
Denny's Corp.*	1,879	3,739
Dillard's, Inc., Class A	477	1,894
DineEquity, Inc.	240	2,774
Domino's Pizza, Inc.*	357	1,681
Dress Barn, Inc.*	385	4,135
DSW, Inc., Class A*	143	1,782
Ezcorp, Inc., Class A*	408	6,206
First Cash Financial Services, Inc.*	271	5,165
Fred's, Inc., Class A	328	3,529
Gaiam, Inc., Class A*	193	892

	Number of Shares	Value†
Retail — (continued)
Genesco, Inc.*	168	$2,843
Group 1 Automotive, Inc.	222	2,391
Gymboree Corp.*	297	7,749
Haverty Furniture Cos., Inc.	181	1,689
Hibbett Sports, Inc.*	236	3,707
Hot Topic, Inc.*	440	4,079
J. Crew Group, Inc.*	361	4,404
Jack in the Box, Inc.*	582	12,856
Jo-Ann Stores, Inc.*	214	3,315
Jos. A. Bank Clothiers, Inc.*	187	4,890
Krispy Kreme Doughnuts, Inc.*	632	1,062
Landry's Restaurants, Inc.	130	1,508
Luby's, Inc.*	300	1,257
Lululemon Athletica, Inc.*	244	1,935
Nu Skin Enterprises, Inc., Class A	422	4,401
Pacific Sunwear of California, Inc.*	842	1,339
Papa John's International, Inc.*	191	3,520
PetMed Express, Inc.*	341	6,012
PF Chang's China Bistro, Inc.*	209	4,376
Pier 1 Imports, Inc.*	1,218	451
Pricesmart, Inc.	221	4,566
Red Robin Gourmet Burgers, Inc.*	171	2,878
Regis Corp.	465	6,756
Ruby Tuesday, Inc.*	678	1,058
Rush Enterprises, Inc., Class A*	370	3,171
Sally Beauty Holdings, Inc.*	802	4,563
Sonic Automotive, Inc., Class A	464	1,847
Sonic Corp.*	644	7,837
Stage Stores, Inc.	320	2,640
Susser Holdings Corp.*	100	1,329
Systemax, Inc.	120	1,292
Talbots, Inc.	394	942
Texas Roadhouse, Inc., Class A*	509	3,945
The Buckle, Inc.	283	6,175
The Cato Corp., Class A	288	4,349
The Cheesecake Factory*	574	5,797
The Childrens Place Retail Stores, Inc.*	201	4,358
The Finish Line, Class A	429	2,402
The Men's Wearhouse, Inc.	540	7,312
The Pantry, Inc.*	270	5,791
The Pep Boys - Manny, Moe, & Jack	549	2,267
The Steak N Shake Co.*	300	1,785
The Wet Seal, Inc., Class A*	1,081	3,211
Tractor Supply Co.*	329	11,890
Tween Brands, Inc.*	457	1,974
Ulta Salon Cosmetics & Fragrance, Inc.*	200	1,656
Wendy's/Arby's Group, Inc., Class A	3,993	19,725
World Fuel Services Corp.	299	11,063
Zale Corp.*	303	1,009
Zumiez, Inc.*	355	2,645
		356,987
Savings & Loans — 1.7%
Abington Bancorp, Inc.	492	4,551
BankFinancial Corp.	330	3,363
Beneficial Mutual Bancorp, Inc.*	414	4,657

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Savings & Loans — (continued)
Berkshire Hills Bancorp, Inc.	176	$5,431
Brookline Bancorp, Inc.	543	5,783
Clifton Savings Bancorp, Inc.	119	1,411
Danvers Bancorp, Inc.	180	2,407
Dime Community Bancshares	301	4,003
ESSA Bancorp, Inc.	363	5,129
First Financial Holdings, Inc.	219	4,432
First Financial Northwest, Inc.	527	4,922
First Niagara Financial Group, Inc.	1,204	19,469
FirstFed Financial Corp.*	125	219
Flushing Financial Corp.	281	3,361
Guaranty Financial Group, Inc.*	1,000	2,610
Investors Bancorp, Inc.*	455	6,111
Kearny Financial Corp.	363	4,646
NewAlliance Bancshares, Inc.	1,121	14,764
Northfield Bancorp, Inc.	200	2,250
Northwest Bancorp, Inc.	179	3,827
OceanFirst Financial Corp.	99	1,643
Oritani Financial Corp.*	100	1,685
Provident Financial Services, Inc.	609	9,318
Provident New York Bancorp	366	4,538
Rockville Financial, Inc.	100	1,397
Roma Financial Corp.	102	1,284
United Financial Bancorp, Inc.	190	2,877
ViewPoint Financial Group	113	1,814
Westfield Financial, Inc.	484	4,995
WSFS Financial Corp.	90	4,319
		137,216
Semiconductors — 2.3%
Actel Corp.*	347	4,067
Advanced Analogic Technologies, Inc.*	500	1,510
Amkor Technology, Inc.*	939	2,047
Applied Micro Circuits Corp.*	582	2,287
ATMI, Inc.*	277	4,274
Axcelis Technologies, Inc.*	1,001	510
Brooks Automation, Inc.*	591	3,434
Cabot Microelectronics Corp.*	248	6,465
Cavium Networks, Inc.*	268	2,817
CEVA, Inc.*	217	1,519
Cirrus Logic, Inc.*	818	2,192
Cohu, Inc.	291	3,536
Diodes, Inc.*	240	1,454
DSP Group, Inc.*	265	2,125
Emcore Corp.*	874	1,136
Emulex Corp.*	910	6,352
Entegris, Inc.*	1,008	2,208
Exar Corp.*	620	4,135
FormFactor, Inc.*	524	7,650
Hittite Microwave Corp.*	213	6,275
IXYS Corp.	366	3,023
Kopin Corp.*	775	1,581
Kulicke & Soffa Industries, Inc.*	949	1,613
Lattice Semiconductor Corp.*	1,978	2,987
Macrovision Solutions Corp.*	844	10,677

	Number of Shares	Value†
Semiconductors — (continued)
Mattson Technology, Inc.*	910	$1,283
Micrel, Inc.	526	3,845
Microsemi Corp.*	768	9,708
Microtune, Inc.*	622	1,269
MKS Instruments, Inc.*	528	7,809
Monolithic Power Systems, Inc.*	222	2,799
Netlogic Microsystems, Inc.*	142	3,125
Omnivision Technologies, Inc.*	454	2,383
Pericom Semiconductor Corp.*	339	1,858
PMC-Sierra, Inc.*	2,282	11,090
Power Integrations, Inc.	328	6,521
Rudolph Technologies, Inc.*	529	1,867
Semtech Corp.*	644	7,258
Sigma Designs, Inc.*	264	2,508
Silicon Image, Inc.*	684	2,873
Skyworks Solutions, Inc.*	1,592	8,820
Spansion, Inc., Class A*	1,679	318
Standard Microsystems Corp.*	174	2,843
Supertex, Inc.*	160	3,842
Techwell, Inc.*	200	1,300
Tessera Technologies, Inc.*	504	5,988
Transmeta Corp.*	123	2,239
TriQuint Semiconductor, Inc.*	1,252	4,307
Ultratech, Inc.*	325	3,887
Veeco Instruments, Inc.*	282	1,788
Volterra Semiconductor Corp.*	323	2,309
Zoran Corp.*	514	3,511
		193,222
Software — 4.0%
Accelrys, Inc.*	300	1,308
ACI Worldwide, Inc.*	309	4,913
Actuate Corp.*	826	2,445
Acxiom Corp.	533	4,323
Advent Software, Inc.*	146	2,916
Allscripts Healthcare Solutions, Inc.	1,513	15,009
American Reprographics Co.*	322	2,222
Ariba, Inc.*	907	6,539
Athenahealth, Inc.*	222	8,352
Avid Technology, Inc.*	263	2,869
Blackbaud, Inc.	397	5,359
Blackboard, Inc.*	327	8,577
Bottomline Technologies, Inc.*	433	3,074
Commvault Systems, Inc.*	371	4,975
Computer Programs & Systems, Inc.	181	4,851
Concur Technologies, Inc.*	441	14,474
CSG Systems International, Inc.*	314	5,486
DemandTec, Inc.*	210	1,695
Digi International, Inc.*	429	3,479
DivX, Inc.*	300	1,569
Double-Take Software, Inc.*	193	1,731
Ebix, Inc.*	68	1,625
Eclipsys Corp.*	694	9,848
Epicor Software Corp.*	575	2,760
EPIQ Systems, Inc.*	429	7,169

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Fair Isaac Corp.	516	$8,700
FalconStor Software, Inc.*	626	1,740
infoGROUP, Inc.	373	1,768
Informatica Corp.*	1,067	14,650
InnerWorkings, Inc.*	424	2,777
JDA Software Group, Inc.*	257	3,374
Lawson Software, Inc.*	1,104	5,233
Mantech International Corp., Class A*	203	11,001
MedAssets, Inc.*	288	4,205
MicroStrategy, Inc., Class A*	83	3,082
MSC.Software Corp.*	389	2,598
Omnicell, Inc.*	296	3,614
Omniture, Inc.*	670	7,129
OpenTV Corp., Class A*	1,036	1,274
OPNET Technologies, Inc.*	142	1,400
Parametric Technology Corp.*	1,227	15,522
PegaSystems, Inc.	152	1,879
Phase Forward, Inc.*	383	4,795
Phoenix Technologies Ltd.*	438	1,533
Progress Software Corp.*	424	8,166
Quality Systems, Inc.	188	8,201
Quest Software, Inc.*	715	9,002
RightNow Technologies, Inc.*	318	2,458
Schawk, Inc.	140	1,604
Seachange International, Inc.*	595	4,290
Smith Micro Software, Inc.*	300	1,668
Solera Holdings, Inc.*	545	13,134
SPSS, Inc.*	150	4,044
Sybase, Inc.*	808	20,014
Synchronoss Technologies, Inc.*	374	3,987
SYNNEX Corp.*	209	2,368
Take-Two Interactive Software, Inc.	859	6,494
Taleo Corp., Class A*	205	1,605
The Ultimate Software Group, Inc.*	226	3,300
THQ, Inc.*	899	3,767
Trident Microsystems, Inc.*	722	1,365
Tyler Technologies, Inc.*	409	4,900
VeriFone Holdings, Inc.*	577	2,827
Wind River Systems, Inc.*	643	5,806
		332,842
Storage & Warehousing — 0.1%
Mobile Mini, Inc.*	385	5,552
Telecommunications — 3.7%
3Com Corp.*	4,222	9,626
Acme Packet, Inc.*	301	1,583
Adaptec, Inc.*	1,227	4,049
Adtran, Inc.	680	10,118
Airvana, Inc.*	271	1,659
Alaska Communications Systems Group, Inc.	455	4,268
Anaren, Inc.*	157	1,876
Anixter International, Inc.*	284	8,554
Applied Signal Technology, Inc.	128	2,296
Arris Group, Inc.*	1,279	10,168
Aruba Networks, Inc.*	785	2,002

	Number of Shares	Value†
Telecommunications — (continued)
Atheros Communications, Inc.*	664	$9,502
Atlantic Tele-Network, Inc.	148	3,929
BigBand Networks, Inc.*	400	2,208
Black Box Corp.	144	3,761
Cbeyond, Inc.*	300	4,794
Centennial Communications Corp.*	641	5,166
Cincinnati Bell, Inc.*	1,996	3,852
Comtech Telecommunications Corp.*	246	11,272
Consolidated Communications Holdings, Inc.	320	3,802
EMS Technologies, Inc.*	204	5,277
Extreme Networks, Inc.*	806	1,886
Fairpoint Communications, Inc.	746	2,447
Finisar Corp.*	3,257	1,238
General Communication, Inc., Class A*	469	3,794
GeoEye, Inc.*	209	4,019
Global Crossing Ltd.*	271	2,152
Globecomm Systems, Inc.*	489	2,685
Harmonic, Inc.*	843	4,729
Harris Stratex Networks, Inc., Class A*	537	2,771
Hughes Communications, Inc.*	115	1,833
ICO Global Communications Holdings Ltd.*	1,751	1,979
Infinera Corp.*	981	8,790
InterDigital, Inc.*	464	12,760
Iowa Telecommunications Services, Inc.	272	3,884
iPCS, Inc.*	233	1,598
IPG Photonics Corp.*	242	3,190
Ixia*	573	3,312
Knology, Inc.*	504	2,601
Loral Space & Communications, Inc.*	100	1,453
MasTec, Inc.*	378	4,377
MRV Communications, Inc.*	1,845	1,421
Netgear, Inc.*	317	3,617
Neutral Tandem, Inc.*	249	4,039
Novatel Wireless, Inc.*	300	1,392
NTELOS Holdings Corp.	299	7,373
Oplink Communications, Inc.*	190	1,634
PAETEC Holding Corp.*	1,458	2,100
Parkervision, Inc.*	453	1,119
Plantronics, Inc.	520	6,864
Polycom, Inc.*	914	12,348
Powerwave Technologies, Inc.*	1,157	579
Preformed Line Products Co.	32	1,473
Premiere Global Services, Inc.*	677	5,829
RCN Corp.*	375	2,212
RF Micro Devices, Inc.*	2,311	1,803
SAVVIS, Inc.*	342	2,356
Shenandoah Telecommunications Co.	288	8,078
ShoreTel, Inc.*	831	3,731
Sonus Networks, Inc.*	1,761	2,782
Starent Networks Corp.*	372	4,438
Switch & Data Facilities Co., Inc.*	328	2,424
Sycamore Networks, Inc.*	2,024	5,445
Symmetricom, Inc.*	500	1,975
Syniverse Holdings, Inc.*	501	5,982
Tekelec*	681	9,085

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — (continued)
tw telecom, inc.*	1,564	$13,247
USA Mobility, Inc.*	414	4,790
Utstarcom, Inc.*	1,454	2,690
Viasat, Inc.*	229	5,514
		307,600
Textiles — 0.1%
G&K Services, Inc., Class A	208	4,206
Unifirst Corp.	116	3,444
		7,650
Toys, Games & Hobbies — 0.3%
JAKKS Pacific, Inc.*	245	5,054
Leapfrog Enterprises, Inc.*	576	2,016
Marvel Entertainment, Inc.*	565	17,374
RC2 Corp.*	188	2,006
		26,450
Transportation — 1.9%
American Commercial Lines, Inc.*	459	2,249
Arkansas Best Corp.	238	7,166
Atlas Air Worldwide Holdings, Inc.*	108	2,041
Bristow Group, Inc.*	312	8,358
Celadon Group, Inc.*	366	3,122
DHT Maritime, Inc.	524	2,903
Dynamex, Inc.*	166	2,449
Eagle Bulk Shipping, Inc.	356	2,428
Forward Air Corp.	328	7,961
Genco Shipping & Trading Ltd.	266	3,937
General Maritime Corp.	410	4,428
Genesee & Wyoming, Inc., Class A*	306	9,333
Golar LNG Ltd.	300	2,028
Gulfmark Offshore, Inc.*	237	5,638
Heartland Express, Inc.	556	8,763
Horizon Lines, Inc., Class A	403	1,406
HUB Group, Inc., Class A*	365	9,683
International Shipholding Corp.	68	1,722
Knight Transportation, Inc.	714	11,510
Knightsbridge Tankers Ltd.	173	2,534
Marten Transport Ltd.*	234	4,437
Nordic American Tanker Shipping	366	12,353
Old Dominion Freight Line, Inc.*	323	9,193
Pacer International, Inc.	284	2,962
Patriot Transportation Holding, Inc.*	18	1,261
PHI, Inc.*	128	1,793
Saia, Inc.*	258	2,802
Ship Finance International Ltd.	398	4,398
TBS International Ltd., Class A*	173	1,735
Teekay Tankers Ltd., Class A	251	3,188
Werner Enterprises, Inc.	542	9,398
YRC Worldwide, Inc.*	496	1,424
		154,603

	Number of Shares	Value†
Trucking and Leasing — 0.1%
Aircastle Ltd.	389	$1,860
Amerco, Inc.*	121	4,178
Greenbrier Cos., Inc.	247	1,697
TAL International Group, Inc.	193	2,721
		10,456
Water — 0.4%
American States Water Co.	174	5,738
California Water Service Group	196	9,100
Connecticut Water Service, Inc.	185	4,368
Consolidated Water Co., Inc.	212	2,650
Middlesex Water Co.	281	4,842
Pico Holdings, Inc.*	146	3,881
SJW Corp.	172	5,150
Southwest Water Co.	411	1,323
		37,052
TOTAL COMMON STOCKS (Cost $10,354,024)		7,493,998
REAL ESTATE INVESTMENT TRUSTS — 5.6%
Apartments — 0.5%
American Campus Communities, Inc.	401	8,212
Associated Estates Realty Corp.	165	1,506
Education Realty Trust, Inc.	463	2,417
Home Properties, Inc.	340	13,804
Mid-America Apartment Communities, Inc.	305	11,334
Post Properties, Inc.	437	7,211
		44,484
Building & Real Estate — 1.4%
Agree Realty Corp.	178	3,227
Alexander's, Inc.	22	5,608
American Capital Agency Corp.	105	2,243
Anthracite Capital, Inc.	863	1,924
Anworth Mortgage Asset Corp.	972	6,250
Capstead Mortgage Corp.	584	6,290
Chimera Investment Corp.	1,500	5,175
Equity Lifestyle Properties, Inc.	204	7,825
Getty Realty Corp.	233	4,907
Gramercy Capital Corp.	782	1,001
Hatteras Financial Corp.	200	5,320
MFA Mortgage Investments, Inc.	2,081	12,257
National Retail Properties, Inc.	771	13,253
Newcastle Investment Corp.	703	591
NorthStar Realty Finance Corp.	646	2,526
RAIT Financial Trust	818	2,127
Realty Income Corp.	1,087	25,164
Redwood Trust, Inc.	290	4,324
Sun Communities, Inc.	252	3,528
		113,540
Diversified Financial Services — 0.0%
Friedman Billings Ramsey Group, Inc., Class A*	2,612	444

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Forest Products & Paper — 0.1%
Potlatch Corp.	409	$10,638
Healthcare — 0.9%
Care Investment Trust, Inc.	100	779
Cogdell Spencer, Inc.	135	1,264
Healthcare Realty Trust, Inc.	580	13,618
LTC Properties, Inc.	251	5,090
Medical Properties Trust, Inc.	974	6,146
National Health Investors, Inc.	285	7,817
Omega Healthcare Investors, Inc.	809	12,920
Senior Housing Properties Trust	1,165	20,877
Universal Health Realty Income Trust	136	4,476
		72,987
Hotels & Resorts — 0.2%
Ashford Hospitality Trust, Inc.	1,163	1,337
DiamondRock Hospitality Co.	828	4,198
FelCor Lodging Trust, Inc.	622	1,145
Hersha Hospitality Trust	671	2,013
LaSalle Hotel Properties	345	3,812
Strategic Hotels & Resorts, Inc.	676	1,136
Sunstone Hotel Investors, Inc.	454	2,810
		16,451
Industrial — 0.3%
DCT Industrial Trust, Inc.	1,760	8,906
EastGroup Properties, Inc.	244	8,682
First Industrial Realty Trust, Inc.	351	2,650
First Potomac Realty Trust	295	2,743
Monmouth Real Estate Investment Corp.	162	1,134
		24,115
Mixed Industrial/Office — 0.8%
CapLease, Inc.	612	1,059
Colonial Properties Trust	385	3,207
Cousins Properties, Inc.	386	5,346
Entertainment Properties Trust	334	9,953
Investors Real Estate Trust	612	6,555
Lexington Realty Trust	822	4,110
Mission West Properties, Inc.	490	3,748
One Liberty Properties, Inc.	266	2,341
PS Business Parks, Inc.	155	6,922
Washington Real Estate Investment Trust	543	15,367
Winthrop Realty Trust	311	3,371
		61,979
Office Property — 0.6%
BioMed Realty Trust, Inc.	817	9,575
Corporate Office Properties Trust	412	12,649
Franklin Street Properties Corp.	617	9,101
Highwoods Properties, Inc.	659	18,030
Maguire Properties, Inc.*	470	686
Parkway Properties, Inc.	135	2,430
		52,471

	Number of Shares	Value†
Regional Malls — 0.0%
Glimcher Realty Trust	492	$1,383
Pennsylvania Real Estate Investment Trust	298	2,220
		3,603
Storage & Warehousing — 0.2%
Extra Space Storage, Inc.	843	8,700
Sovran Self Storage, Inc.	226	8,136
U-Store-It Trust	439	1,953
		18,789
Strip Centers — 0.6%
Acadia Realty Trust	324	4,624
Cedar Shopping Centers, Inc.	365	2,584
Equity One, Inc.	340	6,018
Inland Real Estate Corp.	592	7,684
Kite Realty Group Trust	300	1,668
Ramco-Gershenson Properties Trust	212	1,310
Saul Centers, Inc.	108	4,266
Tanger Factory Outlet Centers, Inc.	352	13,242
Urstadt Biddle Properties, Inc., Class A	279	4,445
		45,841
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $640,557)		465,342
	Par (000)
U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bills
0.020%, 06/11/09	$5	4,997
0.000%, 03/12/09	1	1,000
0.170%, 06/11/09	2	1,999
0.190%, 06/11/09	16	15,990
TOTAL U.S. TREASURY OBLIGATIONS (Cost $23,984)		23,986
	Number of Shares
SHORT-TERM INVESTMENTS — 3.0%
BlackRock Liquidity Funds TempCash - Institutional Shares	121,765	121,765
BlackRock Liquidity Funds TempFund - Institutional Shares	121,765	121,765
TOTAL SHORT-TERM INVESTMENTS (Cost $243,530)		243,530
TOTAL INVESTMENTS — 100.0% (Cost $11,262,095)		$8,226,856

†  See Security Valuation Note.

*  Non-income producing security.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

SMALL CAP INDEX FUND

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$8,202,870
Level 2 — Other Significant Observable Inputs	23,986
Level 3 — Significant Unobservable Inputs	—
Total	$8,226,856

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value (000)†
COMMON STOCKS — 98.4%
Australia — 5.8%
AGL Energy Ltd.	393	$4,190
Alumina Ltd.	1,251	1,260
Amcor Ltd.	1,079	4,385
AMP Ltd.	3,297	12,571
Asciano Group	1,138	1,211
ASX Ltd.	167	3,904
Australia & New Zealand Banking Group Ltd.	3,141	33,911
AXA Asia Pacific Holdings Ltd.	1,168	4,060
Bendigo & Adelaide Bank Ltd.	482	3,729
BHP Billiton Ltd.	5,163	109,684
BlueScope Steel Ltd.	640	1,572
Boral Ltd.	909	2,944
Brambles Ltd.	2,561	13,306
CFS Retail Property Trust	2,698	3,546
Coca-Cola Amatil Ltd.	679	4,363
Cochlear Ltd.	109	4,223
Commonwealth Bank of Australia	2,149	44,217
Computershare Ltd.	619	3,382
Crown Ltd.	903	3,782
CSL Ltd.	722	17,026
CSR Ltd.	2,371	2,933
Dexus Property Group	4,018	2,301
Fairfax Media Ltd.	2,037	2,337
Fortescue Metals Group Ltd.*	1,092	1,489
Foster's Group Ltd.	4,085	15,711
Goodman Group	4,842	2,493
GPT Group	8,252	5,381
Harvey Norman Holdings Ltd.	3,095	5,744
Incitec Pivot Ltd.	2,752	4,824
Insurance Australia Group Ltd.	4,471	12,185
Leighton Holdings Ltd.	127	2,468
Lend Lease Corp. Ltd.	652	3,285
Lion Nathan Ltd.	2,048	11,765
Macquarie Airports Management Ltd.	2,896	4,875
Macquarie Group Ltd.	209	4,242
Macquarie Infrastructure Group	2,154	2,582
Macquarie Office Trust	35,372	6,076
Metcash Ltd.	1,453	4,449
Mirvac Group	2,107	1,886
National Australia Bank Ltd.	2,831	41,620
Newcrest Mining Ltd.	713	16,971
OneSteel Ltd.	910	1,574
Orica Ltd.	252	2,473
Origin Energy Ltd.	1,350	15,226
OZ Minerals Ltd.	3,095	1,100
Perpetual Ltd.	308	8,056
Qantas Airways Ltd.	1,747	3,218
QBE Insurance Group Ltd.	1,623	29,333
Rio Tinto Ltd.	418	11,201
Santos Ltd.	451	4,726
Sims Group Ltd.	179	2,191
Sonic Healthcare Ltd.	423	4,309
Stockland Corp. Ltd.	1,215	3,456
Suncorp-Metway Ltd.	684	4,032
Tabcorp Holdings Ltd.	699	3,420

	Number of Shares	Value (000)†
Australia — (continued)
Tatts Group Ltd.	2,178	$4,253
Telstra Corp. Ltd.	6,980	18,686
Toll Holdings Ltd.	827	3,573
Transurban Group	1,032	3,904
Wesfarmers Ltd.	1,137	14,351
Wesfarmers Ltd. PPS	165	2,082
Westfield Group	2,899	26,319
Westpac Banking Corp.	3,950	47,375
Woodside Petroleum Ltd.	717	18,554
Woolworths Ltd.	1,857	34,626
WorleyParsons Ltd.	163	1,626
		702,547
Austria — 0.3%
Erste Group Bank AG	650	15,134
Oestrreichische Elektrizitatswirtschafts AG	67	3,098
OMV AG	148	3,933
Raiffeisen International Bank-Holding AG	43	1,195
Strabag SE	80	1,869
Telekom Austria AG	276	4,016
voestalpine AG	92	1,988
Wienerberger AG	204	3,480
		34,713
Belgium — 0.9%
Belgacom S.A.	294	11,239
Colruyt S.A.	63	13,538
Compagnie Nationale a Poartefeuille S.A.	69	3,365
Delhaize Group	82	5,069
Dexia S.A.	379	1,718
Fortis N.V.	4,335	5,717
Groupe Bruxelles Lambert S.A.	64	5,127
InBev N.V.	958	22,239
KBC Ancora SCA	70	1,214
KBC Group N.V.	139	4,177
Mobistar S.A.	172	12,407
Solvay S.A.	190	14,109
UCB S.A.	128	4,175
Umicore	132	2,608
		106,702
Bermuda — 0.1%
Frontline Ltd.	113	3,318
Seadrill Ltd.	496	4,042
		7,360
Denmark — 0.8%
A.P. Moller - Maersk A/S, A Shares	1	5,473
A.P. Moller - Maersk A/S, B Shares	1	5,382
Carlsberg A/S, B Shares	100	3,269
Danisco A/S	50	2,042
Danske Bank A/S	300	3,022
DSV A/S	300	3,265
FLSmidth & Co. A/S	100	3,510
Jyske Bank A/S*	85	1,984
Novo Nordisk A/S, B Shares	711	36,676

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Denmark — (continued)
Novozymes A/S, B Shares	50	$4,010
Topdanmark A/S*	50	6,548
Vestas Wind Systems A/S*	260	15,300
William Demant Holding A/S*	138	5,778
		96,259
Finland — 1.4%
Elisa Oyj	250	4,352
Fortum Oyj	690	14,997
Kesko Oyj, B Shares	200	5,039
Kone Oyj, B Shares	169	3,790
Metso Oyj	100	1,225
Neste Oil Oyj	209	3,146
Nokia Oyj	5,864	92,020
Nokian Renkaat Oyj	130	1,477
Outokumpu Oyj	200	2,380
Rautaruukki Oyj	200	3,493
Sampo Oyj, A Shares	585	11,073
Stora Enso Oyj, R Shares	1,265	10,021
UPM-Kymmene Oyj	665	8,524
Wartsila Oyj	100	3,022
		164,559
France — 10.3%
Accor	330	16,256
Aeroports de Paris	61	4,153
Air France-KLM S.A.	206	2,657
Alcatel-Lucent*	3,650	7,901
Alstom	298	17,759
Atos Origin S.A.	94	2,366
AXA	2,315	51,962
BNP Paribas	1,222	52,747
Bouygues S.A.	315	13,363
Cap Gemini S.A.	241	9,319
Carrefour S.A.	971	37,533
Casino Guichard-Perracho	52	3,963
Christian Dior S.A.	46	2,601
Cie Generale d'Optique Essilor International SA	337	15,831
Cie Generale de Geophysique - Veritas*	126	1,886
CNP Assurances S.A.	42	3,052
Compagnie de Saint-Gobain	359	16,963
Compagnie Generale des Establissements Michelin, B Shares	279	14,741
Credit Agricole S.A.	1,605	18,028
Dassault Systemes	83	3,763
Eiffage S.A.	78	4,089
Electricite de France	323	18,786
Eurazeo	50	2,351
Eutelsat Communications	184	4,346
France Telecom	2,640	73,584
GDF Suez	1,613	80,065
Groupe Danone	660	39,877
Hermes International	115	16,100
Klepierre	148	3,640
L'Air Liquide S.A.	379	34,709

	Number of Shares	Value (000)†
France — (continued)
L'Oreal S.A.	374	$32,639
Lafarge S.A.	228	13,945
Lagardere S.C.A.	89	3,616
LVMH Moet Hennessy Louis Vuitton S.A.	388	26,003
M6-Metropole Television	646	12,524
Natixis S.A.	2,899	5,143
Neopost S.A.	48	4,355
Pernod Ricard S.A.	272	20,206
Peugeot S.A.	427	7,300
PPR S.A.	53	3,470
Publicis Groupe S.A.	157	4,052
Renault S.A.	154	4,019
SAFRAN	281	3,794
Sanofi-Aventis	1,620	103,620
Schneider Electric S.A.	418	31,122
SCOR SE	222	5,129
Societe BIC	120	6,904
Societe Generale	711	36,071
Societe Television Francaise 1	821	12,029
Sodexo	75	4,168
SUEZ Environment*	593	10,015
Technip	195	5,987
Thales	90	3,769
Total SA	3,252	178,792
Unibail-Rodamco Co.	102	15,238
Valeo S.A.	141	2,100
Vallourec S.A.	77	8,755
Veolia Environment S.A.	623	19,651
Vinci S.A.	658	27,767
Vivendi	1,939	63,200
Wendel Investissement	45	2,251
Zodiac S.A.	98	3,578
		1,255,603
Germany — 8.5%
adidas AG	249	9,492
Allianz SE	671	71,395
BASF SE	1,420	55,172
Bayer AG	1,144	66,659
Bayerische Motoren Werke AG	574	17,625
Beiersdorf AG	85	5,035
Celesio AG	129	3,490
Commerzbank AG	1,132	10,755
Continental AG	123	4,951
Daimler AG	1,311	49,952
Deutsche Bank AG	854	33,772
Deutsche Boerse AG	324	23,441
Deutsche Lufthansa AG	233	3,831
Deutsche Post AG	1,332	22,529
Deutsche Postbank AG	82	1,775
Deutsche Telekom AG	4,116	62,231
E.ON AG	2,826	110,969
Fraport AG Frankfurt Airport Services Worldwide	78	3,529
Fresenius Medical Care AG & Co. KGaA	317	14,573

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Germany — (continued)
Fresenius SE (Preference)	71	$4,167
GEA Group AG	167	2,900
Hannover Ruckversicherung AG	119	3,784
HeidelbergCement AG	45	1,969
Henkel AG & Co. KGaA	135	3,519
Henkel AG & Co. KGaA (Preference)	307	9,618
Hochtief AG	67	3,455
Hypo Real Estate Holding AG	204	901
Infineon Technologies AG*	1,412	1,900
K+S AG	228	13,031
Linde AG	167	14,016
MAN AG	183	10,265
Merck KGaA	129	11,540
Metro AG	90	3,579
Muenchener Ruckversicherung AG	309	47,972
Porsche Automobil Holding SE (Preference)	166	12,994
Q-Cells Ag*	51	1,907
RWE AG	669	59,419
RWE AG (Preference)	57	4,301
Salzgitter AG	33	2,565
SAP AG	1,299	47,137
Siemens AG	1,342	101,030
SolarWorld AG	104	2,328
ThyssenKrupp AG	641	17,844
TUI AG	246	2,922
Volkswagen AG	202	70,258
Volkswagen AG (Preference)	90	4,851
Wacker Chemie AG	28	2,998
		1,034,346
Greece — 0.5%
Alpha Bank	280	2,620
Coca-Cola Hellenic Bottling Co. S.A.	190	2,763
EFG Eurobank Ergasias S.A.	1,641	13,069
Hellenic Telecommunications Organization S.A.	240	3,987
Marfin Investment Group S.A.*	757	3,060
National Bank of Greece S.A.	820	15,228
OPAP S.A.	380	10,936
Piraeus Bank S.A.	225	2,008
Public Power Corp. S.A.	180	2,893
Titan Cement Co. S.A.	130	2,516
		59,080
Hong Kong — 1.8%
BOC Hong Kong (Holdings) Ltd.	3,500	4,006
Cheung Kong (Holdings) Ltd.	2,000	19,079
Chinese Estates Holdings Ltd.	3,000	3,432
CLP Holdings Ltd.	3,500	23,796
Esprit Holdings Ltd.	2,000	11,397
Hang Lung Group Ltd.	1,000	3,055
Hang Lung Properties Ltd.	2,000	4,391
Hang Seng Bank Ltd.	1,300	17,163
Henderson Land Development Co. Ltd.	1,000	3,740
Hong Kong Exchanges and Clearing Ltd.	2,000	19,202
HongKong Electric Holdings Ltd.	2,500	14,075

	Number of Shares	Value (000)†
Hong Kong — (continued)
Hopewell Holdings Ltd.	1,000	$3,318
Hutchison Whampoa Ltd.	3,000	15,145
Kerry Properties Ltd.	1,009	2,714
Kingboard Chemical Holdings Ltd.	1,500	2,719
Li & Fung Ltd.	2,000	3,456
MTR Corp. Ltd.	1,500	3,493
New World Development Ltd.	3,000	3,072
NWS Holdings Ltd.	2,000	2,996
PCCW Ltd.	8,000	3,841
Shangri-La Asia Ltd.	2,000	2,313
Sino Land Co. Ltd.	4,000	4,189
Sun Hung Kai Properties Ltd.	3,000	25,244
Swire Pacific Ltd., Class A	1,500	10,391
The Bank of East Asia Ltd.	1,200	2,531
The Hong Kong & China Gas Co. Ltd.	4,000	6,066
The Link Real Estate Investment Trust	2,000	3,327
Wharf Holdings Ltd.	1,000	2,768
Wheelock & Co. Ltd.	2,000	4,408
		225,327
Ireland — 0.2%
Allied Irish Banks Plc	568	1,359
Anglo Irish Bank Corp. Plc	3,146	757
Bank of Ireland	645	744
CRH Plc	676	17,129
Elan Corp. Plc*	400	2,361
Kerry Group Plc, Class A	174	3,172
Ryanair Holdings Plc*	862	3,556
		29,078
Italy — 3.5%
A2A SpA	1,615	2,904
Alleanza Assicurazioni SpA	522	4,291
Assicurazioni Generali SpA	1,512	41,746
Atlantia SpA	560	10,505
Banca Carige SpA	3,770	9,175
Banca Monte dei Paschi di Siena SpA	7,196	15,713
Banca Popolare di Milano	517	3,108
Banco Popolare S.C.	453	3,212
Enel SpA	6,156	39,654
Eni SpA	4,011	96,519
Fiat SpA	1,280	8,569
Finmeccanica SpA	636	9,851
Fondiaria-SAI SpA	169	3,085
Intesa Sanpaolo SpA	11,702	42,510
Intesa Sanpaolo SpA, RNC	1,026	2,654
Luxottica Group SpA	206	3,768
Mediaset SpA	711	4,097
Mediobanco SpA	359	3,692
Parmalat SpA	1,829	3,068
Prysmian SpA	213	3,373
Saipem SpA	344	5,867
Snam Rete Gas SpA	786	4,391
Telecom Italia SpA	16,588	27,290
Telecom Italia SpA, RSP	9,833	11,195
Terna SpA	1,245	4,109

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Italy — (continued)
UniCredit SpA	18,072	$45,948
Unione di Banche Italiane ScpA	793	11,630
Unipol Gruppo Finanziario SpA	7,824	8,625
		430,549
Japan — 25.0%
Acom Co. Ltd.	80	3,381
Advantest Corp.	200	3,260
Aeon Co. Ltd.	1,200	12,085
Aisin Seiki Co. Ltd.	200	2,865
Ajinomoto Co., Inc.	1,000	10,914
All Nippon Airways Co. Ltd.	2,000	7,882
Amada Co. Ltd.	1,000	4,864
Asahi Breweries Ltd.	700	12,103
Asahi Glass Co. Ltd.	1,000	5,700
Asahi Kasei Corp.	1,000	4,414
Astellas Pharma, Inc.	700	28,653
Benesse Corp.	100	4,376
Bridgestone Corp.	900	13,500
Brother Industries Ltd.	400	2,386
Canon, Inc.	1,700	53,864
Casio Computer Co. Ltd.	400	2,524
Central Japan Railway Co.	3	26,018
Chubu Electric Power Co., Inc.	1,000	30,458
Chugai Pharmaceutical Co. Ltd.	300	5,832
Chuo Mitsui Trust Holdings, Inc.	1,000	4,917
Citizen Holdings Co. Ltd.	800	2,884
Credit Saison Co. Ltd.	200	2,776
Dai Nippon Printing Co. Ltd.	1,000	11,055
Daiichi Sankyo Co. Ltd.	1,000	23,648
Daikin Industries Ltd.	400	10,519
Daito Trust Construction Co. Ltd.	100	5,249
Daiwa House Industry Co. Ltd.	1,000	9,805
Daiwa Securities Group, Inc.	2,000	12,007
Dena Co. Ltd.	1	3,239
Denso Corp.	800	13,555
Dentsu, Inc.	3	5,858
East Japan Railway Co.	5	38,003
Eisai Co. Ltd.	400	16,692
Electric Power Development Co. Ltd.	200	7,861
Elpida Memory, Inc.*	200	1,237
FamilyMart Co. Ltd.	100	4,343
Fanuc Ltd.	300	21,502
Fast Retailing Co. Ltd.	100	14,673
Fuji Heavy Industries Ltd.	1,000	2,748
FUJIFILM Holdings Corp.	700	15,627
Fujitsu Ltd.	3,000	14,586
Fukuoka Financial Group, Inc.	1,000	4,371
Furukawa Electric Co. Ltd.	1,000	4,880
Gunma Bank Ltd.	1,000	6,402
Hankyu Hanshin Holdings, Inc.	2,000	11,550
HASEKO Corp.	2,000	2,132
Hirose Electric Co. Ltd.	100	10,118
Hitachi Construction Machinery Co. Ltd.	200	2,391
Hitachi Ltd.	5,000	19,405

	Number of Shares	Value (000)†
Japan — (continued)
Hitamitsu Pharmaceutical Co. Ltd.	100	$4,088
Hokkaido Electric Power Co., Inc.	300	7,585
Hokuhoku Financial Group, Inc.	2,000	4,734
Hokuriku Electric Power Co.	200	5,658
Honda Motor Co. Ltd.	2,400	51,117
Hoya Corp.	700	12,226
IBIDEN Co. Ltd.	200	4,147
IHI Corp.	3,000	3,827
INPEX Holdings, Inc.	1	7,972
Isetan Mitsukoshi Holdings Ltd.*	500	4,315
Isuzu Motors Ltd.	1,000	1,292
ITOCHU Corp.	2,000	10,090
J. Front Retailing Co. Ltd.	1,000	4,138
Japan Airlines Corp.*	2,000	4,718
Japan Real Estate Investment Corp.	1	8,933
Japan Tobacco, Inc.	7	23,186
JFE Holdings, Inc.	700	18,603
Joyo Bank Ltd.	1,000	5,687
JS Group Corp.	600	9,272
JSR Corp.	300	3,375
JTEKT Corp.	400	3,117
Kajima Corp.	2,000	7,044
Kamigumi Co. Ltd.	1,000	8,885
Kao Corp.	1,000	30,375
Kawasaki Heavy Industries Ltd.	2,000	4,037
Kawasaki Kisen Kaisha Ltd.	1,000	4,690
KDDI Corp.	4	28,561
Keihin Electric Express Railway Co. Ltd.	1,000	8,831
Keio Corp.	1,000	6,017
Keyence Corp.	100	20,551
Kintetsu Corp.	2,000	9,201
Kirin Holdings Co. Ltd.	1,000	13,295
Kobe Steel Ltd.	5,000	9,186
Komatsu Ltd.	1,300	16,583
Konami Corp.	200	5,185
Konica Minolta Holdings, Inc.	500	3,890
Kubota Corp.	2,000	14,481
Kuraray Co. Ltd.	500	3,917
Kurita Water Industries Ltd.	200	5,407
Kyocera Corp.	300	21,719
Kyowa Hakko Kogyo Co. Ltd.	1,000	10,498
Kyushu Electric Power Co., Inc.	600	15,929
Lawson, Inc.	100	5,767
Makita Corp.	200	4,475
Marubeni Corp.	2,000	7,657
Marui Group Co. Ltd.	600	3,506
Mazda Motor Corp.	1,000	1,696
Mitsubishi Chemical Holdings Corp.	2,500	11,078
Mitsubishi Corp.	1,900	26,912
Mitsubishi Electric Corp.	3,000	18,800
Mitsubishi Estate Co. Ltd.	2,000	33,038
Mitsubishi Gas Chemical Co., Inc.	1,000	4,103
Mitsubishi Heavy Industries Ltd.	5,000	22,346
Mitsubishi Materials Corp.	1,000	2,531
Mitsubishi Motors Corp.*	5,000	6,849

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Japan — (continued)
Mitsubishi Tanabe Pharma Corp.	1,000	$15,094
Mitsubishi UFJ Financial Group, Inc.	17,000	106,848
Mitsui & Co. Ltd.	3,000	30,841
Mitsui Chemicals, Inc.	1,000	3,716
Mitsui Fudosan Co. Ltd.	1,000	16,672
Mitsui OSK Lines Ltd.	2,000	12,361
Mitsui Sumitomo Insurance Group Holdings, Inc.	600	19,081
Mitsumi Electric Co. Ltd.	100	1,751
Mizuho Financial Group, Inc.	14	39,799
Mizuho Trust & Banking Co. Ltd.	3,000	3,806
Murata Manufacturing Co. Ltd.	400	15,685
Namco Bandai Holdings, Inc.	400	4,384
NEC Corp.	2,000	6,766
NGK Insulators Ltd.	1,000	11,332
Nidec Corp.	100	3,911
Nikon Corp.	1,000	12,003
Nintendo Co. Ltd.	200	76,430
Nippon Building Fund, Inc.	1	10,992
Nippon Express Co. Ltd.	2,000	8,430
Nippon Mining Holdings, Inc.	1,000	4,339
Nippon Oil Corp.	3,000	15,211
Nippon Paper Group, Inc.	2	7,898
Nippon Sheet Glass Co. Ltd.	1,000	3,311
Nippon Steel Corp.	7,000	23,004
Nippon Telegraph & Telephone Corp.	8	41,302
Nippon Yusen K.K.	2,000	12,329
Nipponkoa Insurance Co. Ltd.	1,000	7,780
Nissan Motor Co. Ltd.	4,000	14,391
Nisshin Seifun Group, Inc.	500	6,603
Nisshin Steel Co. Ltd.	2,000	4,122
Nissin Food Products Co. Ltd.	200	6,970
Nitori Co. Ltd.	100	7,782
Nitto Denko Corp.	200	3,829
Nomura Holdings, Inc.	2,900	24,146
Nomura Research Institute Ltd.	200	3,815
NSK Ltd.	1,000	3,777
NTN Corp.	1,000	3,022
NTT Data Corp.	2	8,058
NTT DoCoMo, Inc.	22	43,303
Obayashi Corp.	1,000	5,977
Odakyu Electric Railway Co. Ltd.	1,000	8,805
Oji Paper Co. Ltd.	1,000	5,879
OMRON Corp.	300	4,031
Ono Pharmaceutical Co. Ltd.	100	5,206
Oriental Land Co. Ltd.	100	8,210
ORIX Corp.	140	7,994
Osaka Gas Co. Ltd.	3,000	13,873
Panasonic Corp.	3,000	36,877
Panasonic Electric Works Co. Ltd.	1,000	8,917
Rakuten, Inc.*	9	5,730
Resona Holdings, Inc.	8	11,835
Ricoh Co. Ltd.	1,000	12,817
Rohm Co. Ltd.	100	5,049
Sankyo Co. Ltd.	100	5,045

	Number of Shares	Value (000)†
Japan — (continued)
Sanyo Electric Co. Ltd.*	2,000	$3,741
SBI Holdings, Inc.	24	3,705
SECOM Co. Ltd.	300	15,481
Sega Sammy Holdings, Inc.	400	4,664
Seiko Epson Corp.	200	3,182
Sekisui Chemical Co. Ltd.	1,000	6,243
Sekisui House Ltd.	1,000	8,822
Seven & I Holdings Co. Ltd.	1,200	41,246
Sharp Corp.	2,000	14,417
Shikoku Electric Power Co., Inc.	300	10,115
Shimadzu Corp.	1,000	6,295
Shimano, Inc.	100	3,937
Shimizu Corp.	1,000	5,870
Shin-Etsu Chemical Co. Ltd.	600	27,691
Shinsei Bank Ltd.	2,000	3,165
Shionogi & Co. Ltd.	1,000	25,825
Shiseido Co. Ltd.	1,000	20,565
Showa Denko K.K.	2,000	2,897
Showa Shell Sekiyu K.K.	500	4,955
SMC Corp.	100	10,302
Softbank Corp.	1,000	18,161
Sojitz Corp.	1,800	3,008
Sompo Japan Insurance, Inc.	1,000	7,405
Sony Corp.	1,500	32,808
Sony Financial Holdings, Inc.	1	3,816
Stanley Electric Co. Ltd.	300	3,168
SUMCO Corp.	200	2,541
Sumitomo Chemical Co. Ltd.	3,000	10,284
Sumitomo Corp.	1,700	15,078
Sumitomo Electric Industries Ltd.	1,600	12,386
Sumitomo Heavy Industries Ltd.	1,000	4,000
Sumitomo Metal Industries Ltd.	5,000	12,351
Sumitomo Metal Mining Co. Ltd.	1,000	10,698
Sumitomo Mitsui Financial Group, Inc.	10	41,478
Sumitomo Realty & Development Co. Ltd.	1,000	15,032
Suruga Bank Ltd.	1,000	9,935
Suzuken Co. Ltd.	100	2,981
Suzuki Motor Corp.	300	4,193
T&D Holdings, Inc.	300	12,698
Taisei Corp.	2,000	5,513
Taiyo Nippon Sanso Corp.	1,000	7,719
Takashimaya Co. Ltd.	1,000	7,600
Takeda Pharmaceutical Co. Ltd.	1,200	62,547
TDK Corp.	100	3,695
Teijin Ltd.	2,000	5,681
Terumo Corp.	200	9,369
The 77 Bank Ltd.	2,000	10,886
The Bank of Kyoto Ltd.	1,000	11,207
The Bank of Yokohama Ltd.	2,000	11,798
The Chiba Bank Ltd.	1,000	6,254
The Chugoku Electric Power Co., Inc.	500	13,165
The Hachijuni Bank Ltd.	1,000	5,750
The Iyo Bank Ltd.	1,000	12,447
The Japan Steel Works Ltd.	1,000	14,001
The Kansai Electric Power Co., Inc.	1,200	34,759

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Japan — (continued)
The Nishi-Nippon City Bank Ltd.	1,000	$2,909
The Shizuoka Bank Ltd.	1,000	11,621
The Sumitomo Trust & Banking Co. Ltd.	2,000	11,822
Tobu Railway Co. Ltd.	1,000	5,975
Toho Co. Ltd.	200	4,304
Toho Gas Co. Ltd.	1,000	6,599
Tohoku Electric Power Co., Inc.	600	16,231
Tokio Marine Holdings, Inc.	1,000	29,629
Tokyo Electric Power Co., Inc.	1,900	63,425
Tokyo Electron Ltd.	200	7,041
Tokyo Gas Co. Ltd.	4,000	20,275
Tokyu Corp.	1,000	5,042
Tokyu Land Corp.	1,000	3,833
TonenGeneral Sekiyu K.K.	1,000	10,020
Toppan Printing Co. Ltd.	1,000	7,725
Toray Industries, Inc.	2,000	10,178
Toshiba Corp.	4,000	16,459
Toyo Seikan Kaisha Ltd.	300	5,200
Toyota Industries Corp.	200	4,308
Toyota Motor Corp.	4,100	135,539
Toyota Tsusho Corp.	300	3,230
Ube Industries Ltd.	1,000	2,809
Unicharm Corp.	100	7,523
West Japan Railway Co.	3	13,669
Yahoo! Japan Corp.	22	9,027
Yakult Honsha Co. Ltd.	200	4,279
Yamada Denki Co. Ltd.	170	11,883
Yamaguchi Financial Group, Inc.	1,000	11,246
Yamaha Corp.	300	2,789
Yamaha Motor Co. Ltd.	300	3,157
Yamato Holdings Co. Ltd.	1,000	13,077
		3,053,725
Luxembourg — 0.4%
ArcelorMittal	1,206	29,233
Reinet Investments SCA*	61	594
SES S.A.	226	4,380
Tenaris S.A.	888	9,229
		43,436
Netherlands — 4.6%
Aegon N.V.	2,677	16,899
Akzo Nobel N.V.	554	22,851
ASML Holding N.V.	787	14,187
Corio N.V.	70	3,223
European Aeronautic Defence & Sapce Co. N.V.	569	9,636
Fugro N.V.	69	1,983
Heineken Holdings N.V.	123	3,514
Heineken N.V.	423	12,951
ING Groep N.V.	2,853	31,400
James Hardie Industries N.V.	1,387	4,543
Koninklijke Ahold N.V.	1,948	24,005
Koninklijke DSM N.V.	100	2,566
Koninklijke KPN N.V.	2,718	39,516
Koninklijke Philips Electronics N.V.	1,645	32,615
Randstad Holding N.V.	174	3,551

	Number of Shares	Value (000)†
Netherlands — (continued)
Reed Elsevier N.V.	1,064	$12,650
Royal Dutch Shell Plc	485	13,263
Royal Dutch Shell Plc, A Shares	4,126	108,403
Royal Dutch Shell Plc, B Shares	5,023	127,325
SBM Offshore N.V.	221	2,904
SNS REAAL Groep N.V.	301	1,654
TNT N.V.	438	8,508
Unilever NV	2,437	59,068
Wolters Kluwer N.V.	212	4,020
		561,235
New Zealand — 0.1%
Auckland International Airport Ltd.	5,735	5,441
Fletcher Building Ltd.	1,029	3,467
Telecom Corp. of New Zealand Ltd.	2,796	3,758
		12,666
Norway — 0.5%
Aker Solutions ASA	240	1,587
DnB NOR ASA	400	1,587
Norsk Hydro ASA	467	1,903
Orkla ASA	1,643	10,932
Renewable Energy Corp. ASA*	169	1,619
StatoilHydro ASA	1,949	32,597
Telenor ASA	1,419	9,573
Yara International ASA	200	4,399
		64,197
Portugal — 0.3%
Banco Comercial Portugues S.A.*	2,923	3,337
Banco Espirito Santo S.A.	379	3,530
BRISA	510	3,823
CIMPOR - Cimentos de Portugal SGPS S.A.	2,109	10,240
Energias de Portugal S.A.	3,088	11,617
Portugal Telecom, SGPS S.A.	477	4,082
		36,629
Singapore — 1.0%
CapitaLand Ltd.	2,000	4,364
Capitamall Trust Management Ltd.	3,000	3,338
City Developments Ltd.	1,000	4,474
ComfortDelGro Corp. Ltd.	4,000	4,052
DBS Group Holdings Ltd.	1,000	5,890
Fraser & Neave Ltd.	2,000	4,135
Keppel Corp. Ltd.	1,000	3,036
Olam International Ltd.	3,000	2,419
Oversea-Chinese Banking Corp.	4,000	13,908
SembCorp Industries Ltd.	2,000	3,263
Singapore Airlines Ltd.	1,000	7,865
Singapore Exchange Ltd.	1,000	3,562
Singapore Press Holdings Ltd.	2,000	4,337
Singapore Technologies Engineering Ltd.	2,000	3,312
Singapore Telecommunications Ltd.	13,000	23,167
United Overseas Bank Ltd.	3,000	27,111
Wilmar International Ltd.	1,000	1,959
		120,192

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
Spain — 4.5%
Abertis Infraestructuras S.A.	243	$4,355
Acciona S.A.	26	3,306
Acerinox S.A.	263	4,275
ACS Actividades de Construccion y Servicios S.A.	261	12,120
Banco Bilbao Vizcaya Argentaria, Chile S.A.	5,035	62,386
Banco de Sabadell S.A.	1,701	11,645
Banco Popular Espanol S.A.	1,110	9,628
Banco Santander S.A.	13,777	133,095
Bankinter S.A.	504	4,559
Cintra Concesiones de Infraestructuras de Transporte S.A.	477	3,620
Criteria CaixaCorp S.A.	2,021	8,062
Enagas S.A.	197	4,350
Gamesa Corporacion Tecnologica S.A.	127	2,316
Gas Natural SDG S.A.	107	2,911
Grifols S.A.	170	2,979
Grupo Ferrovial S.A.	101	2,817
Iberdrola Renovables S.A.*	2,539	11,069
Iberdrola S.A.	5,338	49,759
Inditex S.A.	375	16,699
Indra Sistemas S.A.	195	4,476
Mapfre S.A.	1,111	3,788
Red Electrica de Espana S.A.	86	4,384
Repson YPF S.A.	1,214	25,919
Telefonica S.A.	6,277	141,682
Union Fenosa S.A.	618	15,484
Zardoya Otis S.A.	251	4,511
		550,195
Sweden — 1.9%
Alfa Laval AB	400	3,571
Assa Abloy AB, B Shares	400	4,652
Atlas Copco AB, A Shares	2,082	18,318
Atlas Copco AB, B Shares	402	3,148
Electrolux AB, B Shares	398	3,483
Getinge AB*	44	508
Getinge AB, B Shares	400	4,854
Hennes & Mauritz AB, B Shares	800	31,820
Husqvarna AB, B Shares	623	3,352
Investor AB, B Shares	400	6,101
Lundin Petroleum AB*	525	2,817
Millicom International Cellular S.A.	126	5,953
Modern Times Group AB, B Shares	91	1,992
Nordea Bank AB	3,500	24,947
Sandvik AB	2,138	13,733
Scania AB, B Shares	300	3,053
Securitas AB, B Shares	400	3,368
Skandinaviska Enskilda Banken AB, A Shares	400	3,229
Skanska AB, B Shares	500	5,128
SKF AB, B Shares	300	3,053
Ssab Svenskt Stal AB, A Shares	200	1,774
Svenska Cellulosa AB, B Shares	400	3,473
Svenska Handelsbanken AB, A Shares	400	6,614
Swedbank AB, A Shares	300	1,772

	Number of Shares	Value (000)†
Sweden — (continued)
Swedish Match AB	500	$7,218
Tele2 AB, B Shares	316	2,860
Telefonaktiebolaget LM Ericsson, B Shares	4,356	33,959
TeliaSonera AB	3,500	17,626
Volvo AB, B Shares	2,541	14,460
		236,836
Switzerland — 8.1%
ABB Ltd.*	3,475	52,994
Actelion Ltd.*	158	8,938
Adecco S.A.	107	3,663
Aryzta AG*	142	4,563
Baloise Holding AG	53	4,002
Compagnie Financiere Richemont SA	925	17,625
Credit Suisse Group AG	1,585	44,419
Geberit AG	35	3,785
Givaudan S.A.	13	10,273
Holcim Ltd.	297	17,190
Julius Baer Holding AG	345	13,371
Kuehne & Nagel International AG	67	4,339
Lindt & Spruengli AG	3	5,613
Logitech International S.A.*	189	2,966
Lonza Group AG	73	6,768
Nestle S.A.	5,845	231,451
Nobel Biocare Holding AG	161	3,325
Novartis AG	3,636	182,096
Pargesa Holding S.A.	49	3,275
Roche Holding AG	1,047	162,094
Schindler Holding AG	75	3,441
SGS S.A.	10	10,459
Sonova Holding AG	68	4,133
STMicroelectronics N.V.	500	3,353
Straumann Holding AG	19	3,368
Sulzer AG	43	2,481
Swiss Life Holding AG*	25	1,734
Swiss Reinsurance	502	24,581
Swisscom AG	41	13,300
Syngenta AG	145	28,169
The Swatch Group AG	26	3,667
UBS AG*	4,379	63,712
Zurich Financial Services AG	219	47,847
		992,995
United Kingdom — 17.8%
3i Group Plc	305	1,194
AMEC Plc	338	2,440
Anglo American Plc	1,937	45,204
Antofagasta Plc	475	2,975
Associated British Foods Plc	339	3,569
AstraZeneca Plc	2,243	91,762
Aviva Plc	4,387	24,859
BAE Systems Plc	5,450	29,660
Balfour Beatty Plc	658	3,183
Banco Santander S.A.*	68	635
Barclays Plc	11,711	26,618

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value (000)†
COMMON STOCKS — (continued)
United Kingdom — (continued)
Berkeley Group Holdings Plc*	282	$3,576
BG Group Plc	5,244	72,585
BHP Billiton Plc	3,442	66,760
BP Plc	29,333	226,434
British Airways Plc	1,104	2,918
British American Tobacco Plc	2,699	70,397
British American Tobacco Plc	274	6,116
British Energy Group Plc	1,477	16,551
British Land Co. Plc	374	2,997
British Sky Broadcasting Group Plc	1,968	13,898
BT Group Plc	12,725	25,591
Bunzl Plc	402	3,430
Burberry Group Plc	604	1,956
Cable & Wireless Plc	4,131	9,342
Cadbury Plc	1,714	15,146
Cairn Energy Plc*	196	5,740
Carnival Plc	144	3,180
Centrica Plc	8,300	31,953
Cobham Plc	1,192	3,563
Compass Group Plc	3,147	15,696
Diageo Plc	3,949	55,487
Drax Group Plc	574	4,660
Eurasian Natural Resources Corp.	276	1,321
Experian Plc	1,921	12,112
Firstgroup Plc	471	2,979
Friends Provident Plc	2,970	3,796
G4S Plc	1,282	3,818
GKN Plc	1,128	1,571
GlaxoSmithKline Plc	8,184	152,204
Hammerson Plc	657	5,089
Hays Plc	2,914	2,944
HBOS Plc	7,867	8,144
Home Retail Group Plc	1,112	3,432
HSBC Holdings Plc	18,351	179,605
ICAP Plc	573	2,419
Imperial Tobacco Group Plc	1,538	41,081
Intercontinental Hotels Group Plc	377	3,110
International Power Plc	1,159	4,039
Invensys Plc*	1,012	2,558
Investec Plc	753	3,109
ITV Plc	6,405	3,696
J. Sainsbury Plc	843	4,023
Johnson Matthey Plc	169	2,689
Kazakhmys Plc	211	720
Kingfisher Plc	2,201	4,336
Ladbrokes Plc	1,213	3,258
Land Securities Group Plc	562	7,556
Legal & General Group Plc	11,040	12,340
Liberty International Plc	311	2,153
Lloyds TSB Group Plc	6,971	13,194
Logica Plc	2,077	2,088
London Stock Exchange Group Plc	323	2,423
Lonmin Plc	123	1,639
Man Group Plc	2,757	9,484

	Number of Shares	Value (000)†
United Kingdom — (continued)
Marks & Spencer Group Plc	2,787	$8,736
Meggitt Plc	1,223	2,840
National Grid Plc	3,698	36,542
Next Plc	269	4,227
Old Mutual Plc	10,977	8,823
Pearson Plc	1,378	12,988
Prudential Plc	3,931	23,862
Reckitt Benckiser Group Plc	912	34,173
Reed Elsevier Plc	1,823	13,384
Rexam Plc	667	3,414
Rio Tinto Plc	1,386	30,806
Rolls-Royce Group Plc*	2,397	11,726
Rolls-Royce Group Plc, Class C	75,504	109
Royal Bank of Scotland Group Plc	26,301	19,361
RSA Insurance Group Plc	5,743	11,444
SABMiller Plc	1,465	24,601
Schroders Plc	441	5,548
Scottish & Southern Energy Plc	1,450	25,565
Segro Plc	658	2,346
Serco Group Plc	621	4,065
Severn Trent Plc	745	12,911
Shire Plc	1,027	15,128
Smith & Nephew Plc	1,668	10,653
Smiths Group Plc	1,023	13,145
Stagecoach Group Plc	947	1,948
Standard Chartered Plc	2,922	37,390
Standard Life Plc	3,983	11,627
Tate & Lyle Plc	614	3,578
Tesco Plc	11,683	60,834
The Capita Group Plc	1,783	19,126
The Sage Group Plc	1,309	3,241
Thomas Cook Group Plc	1,173	3,000
Thomson Reuters Plc	186	4,145
Tomkins Plc	1,971	3,549
TUI Travel Plc	1,257	4,261
Tullow Oil Plc	1,131	10,828
Unilever Plc	1,934	44,424
United Business Media Ltd.	477	3,524
United Utilities Group Plc	2,274	20,648
Vedanta Resources Plc	149	1,338
Vodafone Group Plc	80,592	165,024
Whitbread Plc	234	3,119
WM Morrison Supermarkets Plc	3,951	16,015
Wolseley Plc	668	3,721
WPP Group Plc	1,357	7,935
Xstrata Plc	905	8,468
		2,167,145
United States — 0.1%
Synthes, Inc.	103	12,909
TOTAL COMMON STOCKS (Cost $14,587,959)		11,998,283

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

DEVELOPED INTERNATIONAL INDEX FUND

	Number of Shares	Value (000)†
RIGHTS — 0.0%
Australia — 0.0%
Macquarie Office Trust	35,372	$987
Belgium — 0.0%
Fortis N.V.	1,977	0
Germany — 0.0%
Deutsche Postbank AG*	82	0
Italy — 0.0%
Finmeccanica SpA*	189	84
Singapore — 0.0%
DBS Group Holdings Ltd.*	500	1,041
Sweden — 0.0%
Swedbank AB*	300	1
United Kingdom — 0.0%
HBOS Plc	10,887	0
Lloyds TSB Group Plc	3,030	0
		0
Total RIGHTS (Cost $1,358)		2,113
WARRANTS — 0.0%
Belgium — 0.0%
Anheuser-Busch InBev NV* (Cost $0)	258	1
SHORT-TERM INVESTMENTS — 1.6%
BlackRock Liquidity Funds TempCash - Institutional Shares	97,254	97,254
BlackRock Liquidity Funds TempFund - Institutional Shares	97,254	97,254
TOTAL SHORT-TERM INVESTMENTS (Cost $194,508)		194,508
TOTAL INVESTMENTS — 100.0% (Cost $14,783,825)		$12,194,905

†  See Security Valuation Note.

*  Non-income producing security.

Plc — Public Limited Company.

PPS — Partially Protected Shares.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.1%	$9,910
Aerospace & Defense	0.7%	78,526
Agriculture	1.2%	149,957
Airlines	0.3%	36,645
Apparel	0.3%	41,546
Auto Manufacturers	3.3%	396,446
Auto Parts & Equipment	0.6%	77,739
Banks	13.5%	1,620,716
Beverages	1.7%	202,267
Biotechnology	0.2%	21,036
Building Materials	1.1%	135,890
Chemicals	3.1%	367,867
Commercial Services	1.3%	156,153
Computers	0.4%	50,936
Cosmetics & Personal Care	0.8%	96,137
Distribution & Wholesale	0.9%	103,993
Diversified Financial Services	1.2%	139,178
Diversified Operations	—%	3,036
Electric	5.6%	669,220
Electrical Components & Equipment	0.9%	103,847
Electronics	1.4%	164,571
Energy-Alternate Sources	0.2%	20,021
Engineering & Construction	1.5%	184,749
Entertainment	0.3%	39,426
Environmental Control	—%	5,407
Food	5.6%	670,361
Food Service	0.2%	19,864
Forest Products & Paper	0.3%	35,795
Gas	1.4%	170,483
Hand & Machine Tools	0.3%	31,951
Healthcare Products	0.7%	89,181
Healthcare Services	0.2%	18,882
Holding Companies	0.6%	75,606
Home Builders	0.3%	30,578
Home Furnishings	0.7%	87,585
Household Products & Wares	0.5%	57,566
Insurance	5.2%	624,222
Internet	0.2%	21,701
Investment Companies	0.2%	24,865
Iron & Steel	1.1%	133,964
Leisure Time	0.2%	27,910
Lodging	0.2%	29,935
Machinery - Construction & Mining	0.3%	40,440
Machinery - Diversified	1.2%	144,578
Media	1.5%	180,372
Metal Fabricate/Hardware	0.3%	36,582
Mining	2.7%	319,246
Miscellaneous Manufacturing	1.4%	163,809
Mixed Industrial/Office	0.4%	51,810
Office & Business Equipment	0.6%	74,218
Oil & Gas	8.3%	993,346
Oil & Gas Services	0.2%	21,067
Packaging and Containers	0.1%	12,999

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

DEVELOPED INTERNATIONAL INDEX FUND

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Pharmaceuticals	8.1%	$978,127
Real Estate	1.4%	162,250
Real Estate Investment Trust	0.3%	31,950
Retail	2.0%	239,530
Semiconductors	0.3%	35,308
Software	0.5%	63,141
Strip Centers	0.3%	36,530
Telecommunications	8.1%	968,235
Textiles	0.2%	19,776
Toys, Games & Hobbies	0.7%	80,814
Transportation	2.1%	254,068
Venture Capital	—%	1,194
Water	0.5%	63,225
	100.0%	$11,998,283

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$424,183
Level 2 — Other Significant Observable Inputs	11,770,722
Level 3 — Significant Unobservable Inputs	—
Total	$12,194,905

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

BALANCED FUND

	Number of Shares	Value†
AFFILIATED MUTUAL FUNDS — 99.9%
Penn Series Index 500 Fund	5,450,538	$34,229,380
Penn Series Quality Bond Fund	2,169,546	22,476,495
TOTAL AFFILIATED MUTUAL FUNDS (Cost $68,487,374)		56,705,875
SHORT-TERM INVESTMENTS — 0.1%
BlackRock Liquidity Funds TempCash - Institutional Shares	15,939	15,939
BlackRock Liquidity Funds TempFund - Institutional Shares	15,938	15,938
TOTAL SHORT-TERM INVESTMENTS (Cost $31,877)		31,877
TOTAL INVESTMENTS — 100.0% (Cost $68,519,251)		$56,737,752

†  See Security Valuation Note.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$56,737,752
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$56,737,752

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

AGGRESSIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED MUTUAL FUNDS — 99.7%
Penn Series Developed International Index Fund	16,779	$119,468
Penn Series Emerging Markets Equity Fund	7,490	44,865
Penn Series Index 500 Fund	26,338	165,403
Penn Series International Equity Fund	11,309	148,368
Penn Series Large Cap Growth Fund	14,969	90,115
Penn Series Large Cap Value Fund	9,668	91,172
Penn Series Large Core Growth Fund	22,010	135,140
Penn Series Large Core Value Fund	29,017	209,503
Penn Series Mid Cap Growth Fund*	13,879	75,226
Penn Series Mid Cap Value Fund	4,674	31,829
Penn Series Mid Core Value Fund	6,529	44,397
Penn Series Quality Bond Fund	7,148	74,058
Penn Series REIT Fund	9,207	62,789
Penn Series Small Cap Growth Fund*	2,874	31,072
Penn Series Small Cap Index Fund	4,407	30,674
Penn Series Small Cap Value Fund	4,604	45,991
Penn Series SMID Cap Growth Fund*	7,062	45,900
Penn Series SMID Cap Value Fund	8,911	60,595
TOTAL AFFILIATED MUTUAL FUNDS (Cost $1,482,762)		1,506,565
SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,959	1,959
BlackRock Liquidity Funds TempFund - Institutional Shares	1,959	1,959
TOTAL SHORT-TERM INVESTMENTS (Cost $3,918)		3,918
TOTAL INVESTMENTS — 100.0% (Cost $1,486,680)		$1,510,483

†  See Security Valuation Note.

*  Non-income producing security.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$1,510,483
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$1,510,483

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

MODERATELY AGGRESSIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED MUTUAL FUNDS — 99.3%
Penn Series Developed International Index Fund	112,746	$802,750
Penn Series Emerging Markets Equity Fund	38,341	229,664
Penn Series High Yield Bond Fund	45,259	229,009
Penn Series Index 500 Fund	183,600	1,153,011
Penn Series International Equity Fund	78,160	1,025,456
Penn Series Large Cap Growth Fund	95,800	576,717
Penn Series Large Cap Value Fund	49,681	468,492
Penn Series Large Core Growth Fund	150,248	922,521
Penn Series Large Core Value Fund	206,909	1,493,885
Penn Series Limited Maturity Bond Fund	75,329	796,233
Penn Series Mid Cap Growth Fund*	85,264	462,133
Penn Series Mid Cap Value Fund	35,816	243,905
Penn Series Mid Core Value Fund	33,451	227,469
Penn Series Quality Bond Fund	120,770	1,251,174
Penn Series Reit Fund	53,119	362,273
Penn Series Small Cap Growth Fund*	11,027	119,198
Penn Series Small Cap Index Fund	50,749	353,215
Penn Series Small Cap Value Fund	23,565	235,410
Penn Series SMID Cap Growth Fund*	36,141	234,915
Penn Series SMID Cap Value Fund	51,191	348,100
TOTAL AFFILIATED MUTUAL FUNDS (Cost $11,604,770)		11,535,530
SHORT-TERM INVESTMENTS — 0.7%
BlackRock Liquidity Funds TempCash - Institutional Shares	39,971	39,971
BlackRock Liquidity Funds TempFund - Institutional Shares	39,970	39,970
TOTAL SHORT-TERM INVESTMENTS (Cost $79,941)		79,941
TOTAL INVESTMENTS — 100.0% (Cost $11,684,711)		$11,615,471

†  See Security Valuation Note.

*  Non-income producing security.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$11,615,471
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$11,615,471

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

MODERATE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED MUTUAL FUNDS — 98.8%
Penn Series Developed International Index Fund	72,270	$514,565
Penn Series Emerging Markets Equity Fund	43,008	257,616
Penn Series Flexibly Managed Fund	15,845	258,591
Penn Series High Yield Bond Fund	101,543	513,805
Penn Series Index 500 Fund	144,374	906,669
Penn Series International Equity Fund	68,194	894,710
Penn Series Large Cap Growth Fund	85,964	517,500
Penn Series Large Cap Value Fund	27,741	261,599
Penn Series Large Core Growth Fund	126,392	776,044
Penn Series Large Core Value Fund	160,935	1,161,953
Penn Series Limited Maturity Bond Fund	144,862	1,531,193
Penn Series Mid Cap Growth Fund*	71,726	388,753
Penn Series Mid Cap Value Fund	39,079	266,124
Penn Series Mid Core Value Fund	37,532	255,218
Penn Series Money Market Fund	1,023,244	1,023,244
Penn Series Quality Bond Fund	197,056	2,041,503
Penn Series REIT Fund	39,963	272,550
Penn Series Small Cap Growth Fund*	12,362	133,637
Penn Series Small Cap Index Fund	37,941	264,070
Penn Series Small Cap Value Fund	26,426	263,994
Penn Series SMID Cap Growth Fund*	20,265	131,721
Penn Series SMID Cap Value Fund	38,654	262,848
TOTAL AFFILIATED MUTUAL FUNDS (Cost $13,243,347)		12,897,907
SHORT-TERM INVESTMENTS — 1.2%
BlackRock Liquidity Funds TempCash - Institutional Shares	81,312	81,312
BlackRock Liquidity Funds TempFund - Institutional Shares	81,311	81,311
TOTAL SHORT-TERM INVESTMENTS (Cost $162,623)		162,623
TOTAL INVESTMENTS — 100.0% (Cost $13,405,970)		$13,060,530

†  See Security Valuation Note.

*  Non-income producing security.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$13,060,530
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$13,060,530

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

MODERATELY CONSERVATIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED MUTUAL FUNDS — 100.0%
Penn Series Developed International Index Fund	47,494	$338,155
Penn Series Flexibly Managed Fund	15,620	254,922
Penn Series High Yield Bond Fund	100,077	506,389
Penn Series Index 500 Fund	67,775	425,625
Penn Series International Equity Fund	32,007	419,933
Penn Series Large Cap Growth Fund	42,371	255,072
Penn Series Large Cap Value Fund	18,084	170,533
Penn Series Large Core Growth Fund	55,372	339,986
Penn Series Large Core Value Fund	70,613	509,827
Penn Series Limited Maturity Bond Fund	134,846	1,425,321
Penn Series Mid Cap Growth Fund*	31,426	170,329
Penn Series Mid Cap Value Fund	13,014	88,627
Penn Series Mid Core Value Fund	12,345	83,947
Penn Series Money Market Fund	1,176,812	1,176,812
Penn Series Quality Bond Fund	178,035	1,844,445
Penn Series Small Cap Index Fund	24,942	173,594
Penn Series SMID Cap Growth Fund*	13,321	86,586
Penn Series SMID Cap Value Fund	25,411	172,796
TOTAL AFFILIATED MUTUAL FUNDS (Cost $8,879,068)		8,442,899
SHORT-TERM INVESTMENTS — 0.0%
BlackRock Liquidity Funds TempCash - Institutional Shares	577	577
BlackRock Liquidity Funds TempFund - Institutional Shares	577	577
TOTAL SHORT-TERM INVESTMENTS (Cost $1,154)		1,154
TOTAL INVESTMENTS — 100.0% (Cost $8,880,222)		$8,444,053

†  See Security Valuation Note.

*  Non-income producing security.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 – Quoted Prices	$8,444,053
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—
Total	$8,444,053

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2008

CONSERVATIVE ALLOCATION FUND

	Number of Shares	Value†
AFFILIATED MUTUAL FUNDS — 100.0%
Penn Series Developed International Index Fund	23,316	$166,013
Penn Series Flexibly Managed Fund	15,337	250,303
Penn Series High Yield Bond Fund	131,013	662,927
Penn Series Index 500 Fund	53,238	334,334
Penn Series International Equity Fund	18,855	247,377
Penn Series Large Core Growth Fund	54,371	333,836
Penn Series Large Core Value Fund	57,777	417,153
Penn Series Limited Maturity Bond Fund	155,756	1,646,339
Penn Series Money Market Fund	1,980,842	1,980,842
Penn Series Quality Bond Fund	214,522	2,222,450
TOTAL AFFILIATED MUTUAL FUNDS (Cost $8,524,673)		8,261,574
SHORT-TERM INVESTMENTS — 0.0%
BlackRock Liquidity Funds TempCash - Institutional Shares	1,226	1,226
BlackRock Liquidity Funds TempFund - Institutional Shares	1,227	1,227
TOTAL SHORT-TERM INVESTMENTS (Cost $2,453)		2,453
TOTAL INVESTMENTS — 100.0% (Cost $8,527,126)		$8,264,027

†  See Security Valuation Note.

Summary of inputs used to value the Fund's net assets as of December 31, 2008 is as follows (See Security Valuation Note):

Valuation Inputs	Investments in Securities (Market Value)
Level 1 — Quoted Prices	$8,264,027
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$8,264,027

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
ASSETS
Investments at value	$214,651,541	$77,808,692	$229,477,412	$56,700,902
Interest, dividends and reclaims receivable	2,019,331	462,875	1,703,588	1,392,701
Receivable for investment securities sold	—	—	2,743	—
Receivable for capital stock sold	84,938	62,576	38,216	109,285
Other assets	5,695	2,320	7,507	2,689
Total Assets	216,761,505	78,336,463	231,229,466	58,205,577
LIABILITIES
Payable for investment securities purchased	—	—	—	33,711
Payable for capital stock redeemed	2,638,931	2,609,573	9,306,615	99,572
Payable to investment adviser	31,659	19,556	61,659	23,702
Payable to The Penn Mutual Life Insurance Co.	76,602	28,161	84,291	22,326
Other liabilites	41,332	19,393	46,962	31,281
Total Liabilities	2,788,524	2,676,683	9,499,527	210,592
NET ASSETS	$213,972,981	$75,659,780	$221,729,939	$57,994,985
COMPONENTS OF NET ASSETS:
Paid-in Capital	$213,969,747	$75,524,107	$223,386,829	$94,607,898
Undistributed net investment income (loss)	14,045	—	43,561	(995)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(10,811)	(186,675)	2,064,231	(15,396,282)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	—	322,348	(3,764,682)	(21,215,636)
NET ASSETS	$213,972,981	$75,659,780	$221,729,939	$57,994,985
Shares outstanding, $0.10 par value, 500 million shares authorized	213,970,554
Shares outstanding, $0.10 par value, 250 million shares authorized			21,397,741	11,473,165
Shares outstanding, $0.0001 par value, 250 million shares authorized		7,160,481
NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$10.57	$10.36	$5.05
Investments at cost	$214,651,541	$77,486,344	$233,242,094	$77,916,830
Foreign currency at cost	—	—	—	—
Call options written, premiums received	—	—	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

	Flexibly Managed Fund	Large Growth Stock Fund	Large Cap Value Fund	Large Cap Growth Fund
ASSETS
Investments at value	$956,081,523	$88,415,194	$106,767,571	$17,242,371
Cash	149,806	—	1	—
Interest, dividends and reclaims receivable	3,107,717	170,794	187,343	25,262
Receivable for investment securities sold	6,104,184	188,956	3,362,211	37,499
Receivable from investment adviser	—	—	—	—
Receivable for capital stock sold	928,197	1,304,626	1,178,540	398,393
Other assets	52,413	4,220	5,064	772
Total Assets	966,423,840	90,083,790	111,500,730	17,704,297
LIABILITIES
Call options written, at value	2,041,530	—	—	—
Payable for investment securities purchased	14,390,092	94,401	4,255,372	145,023
Payable for capital stock redeemed	425,864	914	500,846	86
Payable to investment adviser	460,371	53,477	51,493	7,649
Payable to The Penn Mutual Life Insurance Co.	355,734	34,024	40,854	6,414
Other liabilites	243,423	49,132	36,508	7,938
Total Liabilities	17,917,014	231,948	4,885,073	167,110
NET ASSETS	$948,506,826	$89,851,842	$106,615,657	$17,537,187
COMPONENTS OF NET ASSETS:
Paid-in Capital	$1,253,797,000	$254,136,337	$179,446,040	$27,874,754
Undistributed net investment income (loss)	63,773	26	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(120,336,486)	(137,029,535)	(49,241,226)	(5,891,842)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	(185,017,461)	(27,254,986)	(23,589,157)	(4,445,725)
NET ASSETS	$948,506,826	$89,851,842	$106,615,657	$17,537,187
Shares outstanding, $0.10 par value, 500 million shares authorized
Shares outstanding, $0.10 par value, 250 million shares authorized	58,100,792	9,710,118	11,310,605
Shares outstanding, $0.0001 par value, 250 million shares authorized				2,914,774
NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$16.33	$9.25	$9.43	$6.02
Investments at cost	$1,143,622,127	$115,678,384	$130,357,690	$21,688,096
Foreign currency at cost	—	—	—	—
Call options written, premiums received	4,572,168	—	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
ASSETS
Investments at value	$192,544,909	$56,086,974	$59,958,400	$28,883,234
Cash	—	—	1	1
Interest, dividends and reclaims receivable	433,383	27,269	103,039	70,889
Receivable for investment securities sold	—	—	114,160	—
Receivable for capital stock sold	2,472,629	1,676,247	1,174,798	983,303
Futures receivable	39,372	—	—	—
Other assets	19,060	2,792	2,890	1,356
Total Assets	195,509,353	57,793,282	61,353,288	29,938,783
LIABILITIES
Payable for investment securities purchased	310,311	—	146,210	—
Payable for capital stock redeemed	1,106	138	632,607	47
Payable to investment adviser	11,072	31,856	25,987	16,558
Payable to The Penn Mutual Life Insurance Co.	46,248	8,418	22,332	10,749
Other liabilites	62,760	5,734	18,871	16,704
Total Liabilities	431,497	46,146	846,007	44,058
NET ASSETS	$195,077,856	$57,747,136	$60,507,281	$29,894,725
COMPONENTS OF NET ASSETS:
Paid-in Capital	$290,927,889	$89,640,949	$101,499,128	$49,103,602
Undistributed net investment income (loss)	—	2,030	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(27,063,255)	(18,008,492)	(5,386,165)	(5,212,253)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	(68,786,778)	(13,887,351)	(35,605,682)	(13,996,624)
NET ASSETS	$195,077,856	$57,747,136	$60,507,281	$29,894,725
Shares outstanding, $0.10 par value, 500 million shares authorized
Shares outstanding, $0.10 par value, 250 million shares authorized
Shares outstanding, $0.0001 par value, 250 million shares authorized	31,075,403	10,650,782	8,884,455	4,399,029
NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$6.28	$5.42	$6.81	$6.80
Investments at cost	$261,394,141	$69,974,325	$95,564,082	$42,879,858
Foreign currency at cost	—	—	—	—
Call options written, premiums received	—	—	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

	Small Cap Growth Fund	Small Cap Value Fund	International Equity Fund	REIT Fund
ASSETS
Investments at value	$46,664,852	$106,993,310	$205,215,626	$30,332,946
Cash	1	—	1	1
Interest, dividends and reclaims receivable	554	210,832	884,614	259,420
Receivable for investment securities sold	374,169	423,813	—	299,140
Receivable for capital stock sold	1,336,408	1,906,267	17,884	2,883,296
Net unrealized appreciation of forward foreign currency contracts	—	—	39,572,664	—
Other assets	2,183	5,151	9,614	1,584
Total Assets	48,378,167	109,539,373	245,700,403	33,776,387
LIABILITIES
Payable for investment securities purchased	299,996	44,664	2,157,867	219,965
Payable for capital stock redeemed	4,176	403	1,294,561	273,612
Payable to investment adviser	28,355	76,997	148,656	16,509
Payable to The Penn Mutual Life Insurance Co.	17,010	40,538	79,495	11,567
Net unrealized depreciation of forward foreign currency contracts	—	—	28,755,736	—
Other liabilites	20,343	41,250	147,192	14,505
Total Liabilities	369,880	203,852	32,583,507	536,158
NET ASSETS	$48,008,287	$109,335,521	$213,116,896	$33,240,229
COMPONENTS OF NET ASSETS:
Paid-in Capital	$132,269,151	$161,345,131	$301,059,359	$59,114,212
Undistributed net investment income (loss)	—	—	(7,862,401)	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(69,051,957)	(15,831,692)	(45,085,289)	(15,562,476)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	(15,208,907)	(36,177,918)	(34,994,773)	(10,311,507)
NET ASSETS	$48,008,287	$109,335,521	$213,116,896	$33,240,229
Shares outstanding, $0.10 par value, 500 million shares authorized
Shares outstanding, $0.10 par value, 250 million shares authorized	4,440,956	10,948,415	16,243,726
Shares outstanding, $0.0001 par value, 250 million shares authorized				4,874,292
NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.81	$9.99	$13.12	$6.82
Investments at cost	$61,873,759	$143,171,228	$251,088,703	$40,644,453
Foreign currency at cost	—	—	—	—
Call options written, premiums received	—	—	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

	Large Core Growth Fund	Large Core Value Fund	SMID Cap Growth Fund	SMID Cap Value Fund
ASSETS
Investments at value	$99,562,765	$112,598,417	$4,360,463	$4,776,954
Cash	1	1	1	—
Interest, dividends and reclaims receivable	117,238	290,743	1,952	6,989
Receivable for investment securities sold	106,543	—	6,054	9,346
Receivable for capital stock sold	868,280	1,364,473	6,179	129,347
Other assets	5,236	5,592	182	188
Total Assets	100,660,063	114,259,226	4,374,831	4,922,824
LIABILITIES
Payable for investment securities purchased	458,749	—	114,753	150,698
Payable for capital stock redeemed	978	2,206	1,296	10,087
Payable to investment adviser	9,554	4,437	596	1,462
Payable to The Penn Mutual Life Insurance Co.	38,464	42,532	1,431	1,512
Other liabilites	56,112	43,376	6,620	6,617
Total Liabilities	563,857	92,551	124,696	170,376
NET ASSETS	$100,096,206	$114,166,675	$4,250,135	$4,752,448
COMPONENTS OF NET ASSETS:
Paid-in Capital	$163,019,943	$157,792,660	$6,094,296	$6,402,362
Undistributed net investment income (loss)	51,883	—	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(29,520,455)	(16,499,328)	(215,543)	(292,463)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	(33,455,165)	(27,126,657)	(1,628,618)	(1,357,451)
NET ASSETS	$100,096,206	$114,166,675	$4,250,135	$4,752,448
Shares outstanding, $0.10 par value, 500 million shares authorized
Shares outstanding, $0.10 par value, 250 million shares authorized
Shares outstanding, $0.0001 par value, 250 million shares authorized	16,301,754	15,807,189	653,068	698,820
NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$6.14	$7.22	$6.51	$6.80
Investments at cost	$133,017,930	$139,725,074	$5,989,081	$6,134,405
Foreign currency at cost	—	—	—	—
Call options written, premiums received	—	—	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

	Emerging Markets Equity Fund	Small Cap Index Fund	Developed International Index Fund
ASSETS
Investments, at value	$51,510,093	$8,226,856	$12,194,905
Foreign currency, at value	145,179	—	53,416
Cash	—	—	1
Interest, dividends and reclaims receivable	44,867	12,419	20,486
Receivable for investment securities sold	83,009	9,213	—
Receivable from investment adviser	—	19,359	66,679
Receivable for capital stock sold	958,243	5,429	15,381
Futures variation margin receivable	—	5,720	—
Net unrealized appreciation of forward foreign currency contracts	23,284	—	10,225
Other assets	2,785	368	102,857
Total Assets	52,767,460	8,279,364	12,463,950
LIABILITIES
Payable for investment securities purchased	459,362	44,571	116,553
Payable for capital stock redeemed	15,108	6,286	69,493
Future variation margin payable	—	—	29,814
Payable to investment adviser	21,129	—	—
Payable to The Penn Mutual Life Insurance Co.	19,323	2,860	3,542
Net unrealized depreciation of forward foreign currency contracts	—	—	1,423
Other liabilites	48,648	17,428	41,944
Total Liabilities	563,570	71,145	262,769
NET ASSETS	$52,203,890	$8,208,219	$12,201,181
COMPONENTS OF NET ASSETS:
Paid-in Capital	$89,078,646	$11,329,740	$14,898,838
Undistributed net investment income (loss)	(27,958)	—	(27,195)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(14,718,280)	(97,522)	(99,417)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	(22,128,518)	(3,023,999)	(2,571,045)
NET ASSETS	$52,203,890	$8,208,219	$12,201,181
Shares outstanding, $0.10 par value, 500 million shares authorized
Shares outstanding, $0.10 par value, 250 million shares authorized
Shares outstanding, $0.0001 par value, 250 million shares authorized	8,717,184	1,178,500	1,714,774
NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$5.99	$6.96	$7.12
Investments at cost	$73,667,014	$11,262,095	$14,783,825
Foreign currency at cost	140,651	—	53,755
Call options written, premiums received	—	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

	Balanced Fund	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund
ASSETS
Investments of affiliated issuers, at value	$56,705,875	$1,506,565	$11,535,530
Investments of unaffiliated issuers, at value	31,877	3,918	79,941
Foreign currency, at value	—	—	—
Cash	1	—	1
Interest, dividends and reclaims receivable	34	37	297
Receivable for investment securities sold	653,066	117,485	868,110
Receivable from investment adviser	—	21	—
Receivable for capital stock sold	—	2,698	153,220
Other assets	2,763	9	52
Total Assets	57,393,616	1,630,733	12,637,151
LIABILITIES
Payable for investment securities purchased	657,395	117,443	942,527
Payable for capital stock redeemed	284,179	—	30,858
Payable to investment adviser	—	—	875
Payable to The Penn Mutual Life Insurance Co.	12,329	290	2,013
Other liabilites	17,279	4,337	4,649
Total Liabilities	971,182	122,070	980,922
NET ASSETS	$56,422,434	$1,508,663	$11,656,229
COMPONENTS OF NET ASSETS:
Paid-in Capital	$69,629,609	$1,523,178	$11,901,294
Undistributed net investment income (loss)	—	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(1,425,676)	(38,318)	(175,825)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	(11,781,499)	23,803	(69,240)
NET ASSETS	$56,422,434	$1,508,663	$11,656,229
Shares outstanding, $0.10 par value, 500 million shares authorized
Shares outstanding, $0.10 par value, 250 million shares authorized
Shares outstanding, $0.0001 par value, 250 million shares authorized	6,885,511	217,049	1,526,209
NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$8.19	$6.95	$7.64
Investments at cost	$68,519,251	$1,486,680	$11,684,711
Foreign currency at cost	—	—	—
Call options written, premiums received	—	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
ASSETS
Investments of affiliated issuers, at value	$12,897,907	$8,442,899	$8,261,574
Investments of unaffiliated issuers, at value	162,623	1,154	2,453
Cash	1	—	—
Interest, dividends and reclaims receivable	194	64	234
Receivable for investment securities sold	477,484	165,670	78,408
Receivable for capital stock sold	364,822	—	—
Other assets	90	121	110
Total Assets	13,903,121	8,609,908	8,342,779
LIABILITIES
Payable for investment securities purchased	637,296	165,297	78,132
Payable for capital stock redeemed	13,269	123,808	117,428
Payable to investment adviser	947	477	576
Payable to The Penn Mutual Life Insurance Co.	2,780	2,593	2,447
Other liabilites	4,590	4,566	4,943
Total Liabilities	658,882	296,741	203,526
NET ASSETS	$13,244,239	$8,313,167	$8,139,253
COMPONENTS OF NET ASSETS:
Paid-in Capital	$13,892,256	$9,046,422	$8,518,139
Undistributed net investment income (loss)	—	14	152
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(302,577)	(297,100)	(115,939)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	(345,440)	(436,169)	(263,099)
NET ASSETS	$13,244,239	$8,313,167	$8,139,253
Shares outstanding, $0.10 par value, 500 million shares authorized
Shares outstanding, $0.10 par value, 250 million shares authorized
Shares outstanding, $0.0001 par value, 250 million shares authorized	1,670,604	990,122	899,665
NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$7.93	$8.40	$9.05
Investments at cost	$13,405,970	$8,880,222	$8,527,126
Foreign currency at cost	—	—	—
Call options written, premiums received	—	—	—

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2008

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
INVESTMENT INCOME
Dividends	$427,473	$72,802	$283,437	$190,431
Interest	4,454,978	2,442,298	10,032,665	6,734,414
Income from securities lending	—	85,642	151,099	—
Total Investment Income	4,882,451	2,600,742	10,467,201	6,924,845
EXPENSES
Investment advisory fees	290,493	203,528	673,580	378,293
Administration fees	240,548	101,764	311,790	113,488
Accounting fees	100,161	47,490	123,930	52,961
Director fees and expenses	7,968	3,605	11,371	4,359
Custodian fees and expenses	32,043	13,413	29,545	22,050
Pricing fees	19,008	11,723	16,779	44,536
Professional Fees	23,241	10,159	31,579	13,117
Printing Fees	12,102	5,383	17,112	7,228
Other expenses	16,136	8,439	26,082	13,691
Total Expenses	741,700	405,504	1,241,768	649,723
Net Expenses	741,700	405,504	1,241,768	649,723
Net Investment Income (Loss)	4,140,751	2,195,238	9,225,433	6,275,122
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(468,662)	1,027,913	8,209,227	(6,621,974)
Net increase from payment by affiliate for losses realized on securities	468,662	—	—	—
Net realized foreign currency exchange gain (loss)	—	—	—	(1,072)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	—	147,569	(7,065,975)	(18,631,658)
Net Gain (Loss) on Investment Securities and Foreign Currency	—	1,175,482	1,143,252	(25,254,704)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,140,751	$3,370,720	$10,368,685	$(18,979,582)
	Flexibly Managed Fund	Large Growth Stock Fund	Large Cap Value Fund	Large Cap Growth Fund
INVESTMENT INCOME
Dividends	$28,047,058	$1,561,287	$3,745,753	$262,982
Interest	9,089,089	—	—	—
Income from securities lending	517,136	42,039	75,374	13,553
Foreign tax withheld	(146,639)	(51,320)	(7,500)	(761)
Total Investment Income	37,506,644	1,552,006	3,813,627	275,774
EXPENSES
Investment advisory fees	7,511,950	811,121	992,522	131,556
Administration fees	1,877,988	190,616	248,130	35,879
Accounting fees	390,398	83,001	102,673	27,501
Director fees and expenses	72,363	7,386	10,119	1,400
Custodian fees and expenses	182,131	75,982	46,290	13,209
Pricing fees	37,111	28,757	10,425	8,453
Professional Fees	211,573	22,069	30,020	4,186
Printing Fees	118,767	12,041	16,832	2,314
Other expenses	188,671	20,250	29,762	4,933
Total Expenses	10,590,952	1,251,223	1,486,773	229,431
Less: Fees paid indirectly	42,434	4,203	25,015	—
Net Expenses	10,548,518	1,247,020	1,461,758	229,431
Net Investment Income (Loss)	26,958,126	304,986	2,351,869	46,343
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(118,706,817)	(12,587,411)	(48,969,287)	(5,847,780)
Net realized gains (losses) on written options	400,143	—	—	—
Net realized foreign currency exchange gain (loss)	(91,533)	(32,276)	22,108	—
Net change in unrealized appreciation (depreciation) of investments, and foreign currency	(291,968,905)	(52,223,386)	(43,761,598)	(6,815,042)
Net change in unrealized appreciation (depreciation) of written options	2,530,638	—	—	—
Net Gain (Loss) on Investment Securities and Foreign Currency	(407,836,474)	(64,843,073)	(92,708,777)	(12,662,822)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(380,878,348)	$(64,538,087)	$(90,356,908)	$(12,616,479)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2008

	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
INVESTMENT INCOME
Dividends	$5,241,084	$552,018	$1,565,491	$966,658
Interest	5,020	172	—	—
Income from securities lending	86,812	107,172	108,554	65,983
Foreign tax withheld	—	(3,427)	(11,197)	—
Total Investment Income	5,332,916	655,935	1,662,848	1,032,641
EXPENSES
Investment advisory fees	157,479	621,158	528,248	289,128
Administration fees	337,456	133,106	144,067	60,235
Accounting fees	132,485	61,763	65,863	30,012
Director fees and expenses	12,977	5,247	5,809	2,334
Custodian fees and expenses	52,239	32,926	25,076	27,534
Pricing fees	27,601	9,533	8,320	7,979
Professional Fees	37,150	15,613	17,527	6,997
Printing Fees	20,814	8,345	9,890	3,866
Other expenses	53,000	14,403	17,221	7,185
Total Expenses	831,201	902,094	822,021	435,270
Less: Reimbursement from administrator	43,804	14,725	—	—
Less: Fees paid indirectly	—	55,818	13,865	2,525
Net Expenses	787,397	831,551	808,156	432,745
Net Investment Income (Loss)	4,545,519	(175,616)	854,692	599,896
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions and foreign currency	(4,444,843)	(17,736,341)	(4,563,374)	(5,027,046)
Net realized gains (losses) on futures contracts	(1,645,921)	—	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(100,934,857)	(36,337,720)	(51,378,796)	(14,836,233)
Net Gain (Loss) on Investment Securities and Foreign Currency	(107,025,621)	(54,074,061)	(55,942,170)	(19,863,279)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(102,480,102)	$(54,249,677)	$(55,087,478)	$(19,263,383)
	Small Cap Growth Fund	Small Cap Value Fund	International Equity Fund	REIT Fund
INVESTMENT INCOME
Dividends	$208,570	$2,441,530	$8,387,972	$1,510,651
Interest	—	—	380	—
Income from securities lending	120,018	173,110	27,451	32,454
Foreign tax withheld	—	(181)	(565,278)	(5,737)
Total Investment Income	328,588	2,614,459	7,850,525	1,537,368
EXPENSES
Investment advisory fees	530,062	1,226,358	2,583,198	324,084
Administration fees	105,701	216,416	455,858	69,447
Accounting fees	49,363	92,086	202,343	34,008
Director fees and expenses	4,364	8,432	17,839	2,736
Custodian fees and expenses	20,364	40,473	416,106	12,908
Pricing fees	8,568	13,512	37,984	6,501
Professional Fees	12,456	24,916	59,528	8,668
Printing Fees	7,042	14,087	28,610	4,985
Other expenses	13,455	23,702	47,041	8,825
Total Expenses	751,375	1,659,982	3,848,507	472,162
Less: Reimbursement from advisor	—	792	—	—
Less: Fees paid indirectly	6,966	—	54,892	—
Net Expenses	744,409	1,659,190	3,793,615	472,162
Net Investment Income (Loss)	(415,821)	955,269	4,056,910	1,065,206
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(12,166,568)	(15,329,054)	(44,181,123)	(15,168,344)
Net realized foreign currency exchange gain (loss)	—	—	(5,761,564)	—
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(35,155,366)	(27,360,676)	(111,414,419)	(4,970,582)
Net Gain (Loss) on Investment Securities and Foreign Currency	(47,321,934)	(42,689,730)	(161,357,106)	(20,138,926)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(47,737,755)	$(41,734,461)	$(157,300,196)	$(19,073,720)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE PERIOD AUGUST 25, 2008 (INCEPTION) THROUGH DECEMBER 31, 2008

	Large Core Growth Fund	Large Core Value Fund	SMID Cap Growth Fund	SMID Cap Value Fund
INVESTMENT INCOME
Dividends	$533,011	$1,293,265	$10,060	$37,980
Income from securities lending	7,122	4,623	2	289
Foreign tax withheld	(10,494)	—	—	(55)
Total Investment Income	529,639	1,297,888	10,062	38,214
EXPENSES
Investment advisory fees	229,764	203,378	10,972	14,481
Administration fees	61,544	66,319	2,194	2,286
Accounting fees	27,428	29,150	1,382	1,383
Director fees and expenses	4,252	4,330	194	194
Custodian fees and expenses	12,124	12,001	3,312	2,746
Pricing fees	3,711	3,750	3,796	3,859
Professional Fees	20,705	21,292	1,777	1,787
Printing Fees	10,045	10,343	632	637
Other expenses	847	863	449	449
Total Expenses	370,420	351,426	24,708	27,822
Less: Reimbursement from advisor	107,833	112,678	9,347	10,445
Less: Fees paid indirectly	17,716	—	—	—
Net Expenses	244,871	238,748	15,361	17,377
Net Investment Income (Loss)	284,768	1,059,140	(5,299)	20,837
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized loss on investment transactions	(29,520,455)	(16,499,328)	(215,543)	(292,463)
Net change in unrealized appreciation (depreciation) of investments, and foreign currency	(33,455,165)	(27,126,657)	(1,628,618)	(1,357,451)
Net Gain (Loss) on Investment Securities and Foreign Currency	(62,975,620)	(43,625,985)	(1,844,161)	(1,649,914)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(62,690,852)	$(42,566,845)	$(1,849,460)	$(1,629,077)
	Emerging Markets Equity Fund	Small Cap Index Fund	Developed International Index Fund	Balanced Fund
INVESTMENT INCOME
Dividends	$379,978	$62,575	$93,540	$2,820
Dividends received from affiliated funds	—	—	—	2,043,514
Interest	—	38	—	—
Income from securities lending	792	277	—	—
Foreign tax withheld	(30,266)	(8)	(4,724)	—
Total Investment Income	350,504	62,882	88,816	2,046,334
EXPENSES
Investment advisory fees	255,402	8,809	10,045	—
Administration fees	32,466	4,404	5,023	32,959
Accounting fees	17,315	1,382	2,413	604
Director fees and expenses	2,085	513	396	2,080
Custodian fees and expenses	50,818	18,384	59,699	3,899
Pricing fees	18,434	22,905	73,524	2,191
Professional Fees	12,385	2,455	2,459	10,291
Printing Fees	5,854	962	935	5,055
Other expenses	665	1,548	1,308	640
Total Expenses	395,424	61,362	155,802	57,719
Less: Reimbursement from advisor	53,838	45,212	136,046	9,379
Less: Fees paid indirectly	—	86	—	—
Net Expenses	341,586	16,064	19,756	48,340
Net Investment Income (Loss)	8,918	46,818	69,060	1,997,994
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized loss on investment transactions	(14,718,280)	(23,328)	(47,595)	(1,578,260)
Net realized loss on futures contracts	—	(74,194)	(51,822)	—
Capital gain distributions received from affiliated funds	—	—	—	371,892
Net realized foreign currency exchange gain (loss)	163,525	—	(45,957)	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(22,128,518)	(3,023,999)	(2,571,045)	(11,781,499)
Net Gain (Loss) on Investment Securities and Foreign Currency	(36,683,273)	(3,121,521)	(2,716,419)	(12,987,867)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(36,674,355)	$(3,074,703)	$(2,647,359)	$(10,989,873)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF OPERATIONS

FOR THE PERIOD AUGUST 25, 2008 (INCEPTION) THROUGH DECEMBER 31, 2008

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME
Dividends	$117	$834	$1,214	$589
Dividends received from affiliated funds	21,602	210,596	278,319	216,346
Total Investment Income	21,719	211,430	279,533	216,935
EXPENSES
Investment advisory fees	217	1,404	1,950	1,850
Administration fees	326	2,107	2,926	2,774
Accounting fees	604	604	604	604
Director fees and expenses	83	87	91	94
Custodian fees and expenses	422	558	861	904
Pricing fees	2,024	2,030	2,144	2,030
Professional Fees	1,508	1,742	1,762	1,777
Printing Fees	848	901	790	873
Other expenses	436	436	437	438
Total Expenses	6,468	9,869	11,565	11,344
Less: Reimbursement from advisor	5,750	5,234	5,129	5,246
Net Expenses	718	4,635	6,436	6,098
Net Investment Income (Loss)	21,001	206,795	273,097	210,837
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized loss on investment transactions	(38,704)	(183,683)	(315,873)	(297,626)
Capital gain distributions received from affiliated funds	2,789	24,937	39,122	34,507
Net change in unrealized appreciation (depreciation) of investments and foreign currency	23,803	(69,240)	(345,440)	(436,169)
Net Gain (Loss) on Investment Securities and Foreign Currency	(12,112)	(227,986)	(622,191)	(699,288)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,889	$(21,191)	$(349,094)	$(488,451)

Conservative Allocation Fund
INVESTMENT INCOME
Dividends	$595
Dividends received from affiliated funds	235,250
Total Investment Income	235,845
EXPENSES
Investment advisory fees	1,735
Administration fees	2,602
Accounting fees	604
Director fees and expenses	188
Custodian fees and expenses	574
Pricing fees	1,936
Professional Fees	1,991
Printing Fees	873
Other expenses	448
Total Expenses	10,951
Less: Reimbursement from advisor	5,239
Net Expenses	5,712
Net Investment Income (Loss)	230,133
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized loss on investment transactions	(130,736)
Capital gain distributions received from affiliated funds	37,372
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(263,099)
Net Gain (Loss) on Investment Securities and Foreign Currency	(356,463)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(126,330)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund		Limited Maturity Bond Fund
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/08	Year Ended 12/31/07
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,140,751	$4,394,185	$2,195,238	$2,299,296
Net realized gains (loss) from investment transactions	(468,662)	—	1,027,913	(13,444)
Net increase from payment by affiliate for losses realized on securities	468,662	—	—	—
Net realized foreign currency exchange gain (loss)	—	—	—	17,234
Net change in unrealized appreciation (depreciation) of investments and foreign currency	—	—	147,569	276,418
Net Increase (Decrease) in Net Assets Resulting from Operations	4,140,751	4,394,185	3,370,720	2,579,504
Distributions From:
Net investment income	(4,140,751)	(4,394,185)	(2,563,535)	(2,176,235)
Net short-term gains	—	—	—	—
Net long-term gains	—	—	—	—
Return of capital	—	—	—	—
Total Distributions	(4,140,751)	(4,394,185)	(2,563,535)	(2,176,235)
Capital Share Transactions (1):
Shares issued	192,372,168	111,892,210	33,804,516	19,828,215
Shares issued in lieu of cash distributions	4,140,751	4,394,185	2,563,535	2,176,235
Shares redeemed	(78,556,993)	(96,619,619)	(19,038,405)	(7,751,634)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	117,955,926	19,666,776	17,329,646	14,252,816
Total Increase (Decrease)	117,955,926	19,666,776	18,136,831	14,656,085
Net Assets
Beginning of period	96,017,055	76,350,279	57,522,949	42,866,864
End of Period	$213,972,981	$96,017,055	$75,659,780	$57,522,949
Undistributed net investment income (loss)	$14,045	$14,045	$—	$453,510
(1) Shares Issued and Redeemed:
Shares issued	192,372,168	111,892,210	3,185,772	1,884,614
Shares issued in lieu of cash distributions	4,140,751	4,394,185	242,048	208,450
Shares redeemed	(78,556,993)	(96,619,619)	(1,795,531)	(734,911)
	117,955,926	19,666,776	1,632,289	1,358,153
	Quality Bond Fund		High Yield Bond Fund
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/08	Year Ended 12/31/07
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,225,433	$8,125,472	$6,275,122	$6,261,288
Net realized gains (loss) from investment transactions	8,209,227	244,584	(6,621,974)	1,466,627
Net realized foreign currency exchange gain (loss)	—	—	(1,072)	4,486
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(7,065,975)	2,417,426	(18,631,658)	(4,624,873)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,368,685	10,787,482	(18,979,582)	3,107,528
Distributions From:
Net investment income	(10,572,538)	(7,856,869)	(7,276,575)	(6,276,393)
Net short-term gains	(2,203,296)	—	—	—
Net long-term gains	(1,532,948)	—	—	—
Return of capital	—	—	—	—
Total Distributions	(14,308,782)	(7,856,869)	(7,276,575)	(6,276,393)
Capital Share Transactions (1):
Shares issued	86,501,853	32,234,175	10,609,021	17,282,525
Shares issued in lieu of cash distributions	14,308,782	7,856,869	7,276,575	6,276,393
Shares redeemed	(58,751,813)	(20,080,439)	(20,085,703)	(22,141,363)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	42,058,822	20,010,605	(2,200,107)	1,417,555
Total Increase (Decrease)	38,118,725	22,941,218	(28,456,264)	(1,751,310)
Net Assets
Beginning of period	183,611,214	160,669,996	86,451,249	88,202,559
End of Period	$221,729,939	$183,611,214	$57,994,985	$86,451,249
Undistributed net investment income (loss)	$43,561	$1,483,367	$(995)	$978,538
(1) Shares Issued and Redeemed:
Shares issued	8,105,009	3,061,742	1,547,699	2,128,845
Shares issued in lieu of cash distributions	1,375,706	747,519	1,403,636	821,196
Shares redeemed	(5,570,633)	(1,906,890)	(2,885,515)	(2,742,641)
	3,910,082	1,902,371	65,820	207,400

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Flexibly Managed Fund		Large Growth Stock Fund
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/08	Year Ended 12/31/07
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$26,958,126	$33,474,186	$304,986	$534,805
Net realized gains (loss) from investment transactions	(118,706,817)	103,473,681	(12,587,411)	8,338,934
Net realized gains (losses) on written options	400,143	—	—	—
Net realized foreign currency exchange gain (loss)	(91,533)	(37,164)	(32,276)	(80,689)
Net change in unrealized appreciation (depreciation) of investments, and foreign currency	(291,968,905)	(77,200,881)	(52,223,386)	3,678,096
Net change in unrealized appreciation (depreciation) of written options	2,530,638	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(380,878,348)	59,709,822	(64,538,087)	12,471,146
Distributions From:
Net investment income	(33,190,762)	(32,192,878)	(272,842)	(602,059)
Net short-term gains	(3,272,056)	(24,440,720)	—	—
Net long-term gains	(12,510,598)	(83,434,774)	—	—
Return of capital	—	—	—	—
Total Distributions	(48,973,416)	(140,068,372)	(272,842)	(602,059)
Capital Share Transactions (1):
Shares issued	96,245,051	180,266,833	17,262,868	21,800,151
Shares issued in lieu of cash distributions	48,973,416	140,068,372	272,842	602,059
Shares redeemed	(207,612,907)	(130,200,593)	(15,811,933)	(13,703,631)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(62,394,440)	190,134,612	1,723,777	8,698,579
Total Increase (Decrease)	(492,246,204)	109,776,062	(63,087,152)	20,567,666
Net Assets
Beginning of period	1,440,753,030	1,330,976,968	152,938,994	132,371,328
End of Period	$948,506,826	$1,440,753,030	$89,851,842	$152,938,994
Undistributed net investment income (loss)	$63,773	$6,388,423	$26	$158
(1) Shares Issued and Redeemed:
Shares issued	4,616,001	6,908,751	1,339,281	1,404,281
Shares issued in lieu of cash distributions	2,754,893	5,852,503	29,146	38,123
Shares redeemed	(10,001,099)	(5,011,733)	(1,240,142)	(878,498)
	(2,630,205)	7,749,521	128,285	563,906
	Large Cap Value Fund		Large Cap Growth Fund
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/08	Year Ended 12/31/07
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,351,869	$2,891,782	$46,343	$159,466
Net realized gains (loss) from investment transactions	(48,969,287)	24,680,799	(5,847,780)	1,618,456
Net realized foreign currency exchange gain (loss)	22,108	—	—	—
Net change in unrealized appreciation (depreciation) of investments, and foreign currency	(43,761,598)	(18,802,996)	(6,815,042)	(371,343)
Net Increase (Decrease) in Net Assets Resulting from Operations	(90,356,908)	8,769,585	(12,616,479)	1,406,579
Distributions From:
Net investment income	(2,744,954)	(3,212,651)	(91,794)	(163,753)
Net short-term gains	—	(1,950,946)	(13,447)	(173,123)
Net long-term gains	(1,397,464)	(24,090,884)	(405,469)	(1,163,614)
Return of capital	—	—	—	—
Total Distributions	(4,142,418)	(29,254,481)	(510,710)	(1,500,490)
Capital Share Transactions (1):
Shares issued	10,385,292	12,213,450	5,358,315	5,086,211
Shares issued in lieu of cash distributions	4,142,418	29,254,481	510,710	1,500,490
Shares redeemed	(33,364,356)	(35,300,805)	(4,755,699)	(6,923,844)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(18,836,646)	6,167,126	1,113,326	(337,143)
Total Increase (Decrease)	(113,335,972)	(14,317,770)	(12,013,863)	(431,054)
Net Assets
Beginning of period	219,951,629	234,269,399	29,551,050	29,982,104
End of Period	$106,615,657	$219,951,629	$17,537,187	$29,551,050
Undistributed net investment income (loss)	$—	$369,881	$—	$35,644
(1) Shares Issued and Redeemed:
Shares issued	818,744	610,194	687,317	444,321
Shares issued in lieu of cash distributions	401,777	1,647,043	64,431	137,165
Shares redeemed	(2,369,664)	(1,749,765)	(528,365)	(604,142)
	(1,149,143)	507,472	223,383	(22,656)

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Index 500 Fund		Mid Cap Growth Fund
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/08	Year Ended 12/31/07
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,545,519	$4,220,810	$(175,616)	$(451,000)
Net realized gains (loss) from investment transactions	(4,444,843)	1,696,652	(17,736,341)	11,101,358
Net realized gains (losses) on futures contracts	(1,645,921)	—	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(100,934,857)	6,959,051	(36,337,720)	10,638,402
Net Increase (Decrease) in Net Assets Resulting from Operations	(102,480,102)	12,876,513	(54,249,677)	21,288,760
Distributions From:
Net investment income	(5,478,587)	(4,138,202)	—	—
Net short-term gains	—	—	—	—
Net long-term gains	—	—	—	—
Return of capital	—	—	—	—
Total Distributions	(5,478,587)	(4,138,202)	—	—
Capital Share Transactions (1):
Shares issued	77,405,094	21,470,163	16,903,667	20,452,174
Shares issued in lieu of cash distributions	5,478,587	4,138,202	—	—
Shares redeemed	(34,309,335)	(30,058,595)	(17,544,498)	(14,516,870)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	48,574,346	(4,450,230)	(640,831)	5,935,304
Total Increase (Decrease)	(59,384,343)	4,288,081	(54,890,508)	27,224,064
Net Assets
Beginning of period	254,462,199	250,174,118	112,637,644	85,413,580
End of Period	$195,077,856	$254,462,199	$57,747,136	$112,637,644
Undistributed net investment income (loss)	$—	$896,357	$2,030	$—
(1) Shares Issued and Redeemed:
Shares issued	9,331,787	2,104,528	2,163,915	2,078,467
Shares issued in lieu of cash distributions	868,224	409,651	—	—
Shares redeemed	(4,281,678)	(2,932,098)	(2,143,473)	(1,532,385)
	5,918,333	(417,919)	20,442	546,082
	Mid Cap Value Fund		Mid Core Value Fund
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/08	Year Ended 12/31/07
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$854,692	$956,190	$599,896	$272,326
Net realized gains (loss) from investment transactions	(4,563,374)	3,862,778	(5,027,046)	5,985,058
Net realized foreign currency exchange gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(51,378,796)	(246,747)	(14,836,233)	(6,209,837)
Net Increase (Decrease) in Net Assets Resulting from Operations	(55,087,478)	4,572,221	(19,263,383)	47,547
Distributions From:
Net investment income	(887,134)	(1,183,877)	(686,352)	(260,812)
Net short-term gains	—	(634,510)	(53,394)	(480,073)
Net long-term gains	—	(6,732,150)	(1,223,971)	(4,889,143)
Return of capital	—	(308,107)	—	—
Total Distributions	(887,134)	(8,858,644)	(1,963,717)	(5,630,028)
Capital Share Transactions (1):
Shares issued	11,688,277	16,026,496	10,162,094	15,028,472
Shares issued in lieu of cash distributions	887,134	8,858,644	1,963,717	5,630,028
Shares redeemed	(21,812,186)	(20,242,091)	(9,468,559)	(10,227,018)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,236,775)	4,643,049	2,657,252	10,431,482
Total Increase (Decrease)	(65,211,387)	356,626	(18,569,848)	4,849,001
Net Assets
Beginning of period	125,718,668	125,362,042	48,464,573	43,615,572
End of Period	$60,507,281	$125,718,668	$29,894,725	$48,464,573
Undistributed net investment income (loss)	$—	$—	$—	$79,512
(1) Shares Issued and Redeemed:
Shares issued	1,246,622	1,123,216	1,051,681	1,081,997
Shares issued in lieu of cash distributions	138,615	674,619	244,137	474,913
Shares redeemed	(2,079,589)	(1,443,561)	(1,010,713)	(739,845)
	(694,352)	354,274	285,105	817,065

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/08	Year Ended 12/31/07
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(415,821)	$(520,985)	$955,269	$1,198,191
Net realized gains (loss) from investment transactions	(12,166,568)	3,941,236	(15,329,054)	22,865,273
Net realized foreign currency exchange gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(35,155,366)	4,419,207	(27,360,676)	(33,712,877)
Net Increase (Decrease) in Net Assets Resulting from Operations	(47,737,755)	7,839,458	(41,734,461)	(9,649,413)
Distributions From:
Net investment income	—	—	(1,214,133)	(1,276,532)
Net short-term gains	—	—	—	(9,046,181)
Net long-term gains	—	—	(2,031,742)	(17,861,398)
Return of capital	—	—	—	—
Total Distributions	—	—	(3,245,875)	(28,184,111)
Capital Share Transactions (1):
Shares issued	9,716,556	7,796,815	13,149,922	24,076,767
Shares issued in lieu of cash distributions	—	—	3,245,875	28,184,111
Shares redeemed	(13,564,203)	(22,422,564)	(32,083,844)	(26,565,630)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,847,647)	(14,625,749)	(15,688,047)	25,695,248
Total Increase (Decrease)	(51,585,402)	(6,786,291)	(60,668,383)	(12,138,276)
Net Assets
Beginning of period	99,593,689	106,379,980	170,003,904	182,142,180
End of Period	$48,008,287	$99,593,689	$109,335,521	$170,003,904
Undistributed net investment income (loss)	$—	$—	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	672,450	363,655	1,094,907	1,373,389
Shares issued in lieu of cash distributions	—	—	281,696	1,931,795
Shares redeemed	(834,134)	(1,056,920)	(2,511,359)	(1,515,140)
	(161,684)	(693,265)	(1,134,756)	1,790,044
	International Equity Fund		REIT Fund
	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/08	Year Ended 12/31/07
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,056,910	$3,811,721	$1,065,206	$955,490
Net realized gains (loss) from investment transactions	(44,181,123)	69,482,819	(15,168,344)	6,863,998
Net realized foreign currency exchange gain (loss)	(5,761,564)	(3,933,249)	—	—
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(111,414,419)	(7,862,186)	(4,970,582)	(21,031,188)
Net Increase (Decrease) in Net Assets Resulting from Operations	(157,300,196)	61,499,105	(19,073,720)	(13,213,700)
Distributions From:
Net investment income	(6,822,251)	(1,901,511)	(1,738,018)	(1,169,223)
Net short-term gains	(1,286,909)	(4,551,872)	—	(549,386)
Net long-term gains	(10,934,162)	(58,339,042)	—	(8,191,223)
Return of capital	—	—	—	(583,243)
Total Distributions	(19,043,322)	(64,792,425)	(1,738,018)	(10,493,075)
Capital Share Transactions (1):
Shares issued	42,850,044	59,024,644	12,032,853	18,152,564
Shares issued in lieu of cash distributions	19,043,322	64,792,425	1,738,018	10,493,075
Shares redeemed	(53,761,359)	(33,694,266)	(13,403,159)	(23,046,210)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	8,132,007	90,122,803	367,712	5,599,429
Total Increase (Decrease)	(168,211,511)	86,829,483	(20,444,026)	(18,105,346)
Net Assets
Beginning of period	381,328,407	294,498,924	53,684,255	71,789,601
End of Period	$213,116,896	$381,328,407	$33,240,229	$53,684,255
Undistributed net investment income (loss)	$(7,862,401)	$242,662	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	2,353,482	2,263,832	1,318,519	1,062,761
Shares issued in lieu of cash distributions	1,223,861	2,746,201	279,424	839,041
Shares redeemed	(3,161,500)	(1,319,271)	(1,196,923)	(1,395,622)
	415,843	3,690,762	401,020	506,180

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Core Growth Fund	Large Core Value Fund	SMID Cap Growth Fund	SMID Cap Value Fund
	For the period 8/25/08 through 12/31/08	For the period 8/25/08 through 12/31/08	For the period 8/25/08 through 12/31/08	For the period 8/25/08 through 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$284,768	$1,059,140	$(5,299)	$20,837
Net realized gains (loss) from investment transactions	(29,520,455)	(16,499,328)	(215,543)	(292,463)
Net realized foreign currency exchange gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(33,455,165)	(27,126,657)	(1,628,618)	(1,357,451)
Net Increase (Decrease) in Net Assets Resulting from Operations	(62,690,852)	(42,566,845)	(1,849,460)	(1,629,077)
Distributions From:
Net investment income	(232,885)	(1,108,501)	—	(22,697)
Net short-term gains	—	—	—	—
Net long-term gains	—	—	—	—
Total Distributions	(232,885)	(1,108,501)	—	(22,697)
Capital Share Transactions (1):
Shares issued	172,449,720	167,096,636	6,255,973	6,553,759
Shares issued in lieu of cash distributions	232,885	1,108,501	—	22,697
Shares redeemed	(9,662,662)	(10,363,116)	(156,378)	(172,234)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	163,019,943	157,842,021	6,099,595	6,404,222
Total Increase (Decrease)	100,096,206	114,166,675	4,250,135	4,752,448
Net Assets
Beginning of period	—	—	—	—
End of Period	$100,096,206	$114,166,675	$4,250,135	$4,752,448
Undistributed net investment income (loss)	$51,883	$—	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	17,604,543	16,950,397	675,217	716,275
Shares issued in lieu of cash distributions	39,472	159,957	—	3,557
Shares redeemed	(1,342,261)	(1,303,165)	(22,149)	(21,012)
	16,301,754	15,807,189	653,068	698,820
	Emerging Markets Equity Fund	Small Cap Index Fund	Developed International Index Fund	Balanced Fund
	For the period 8/25/08 through 12/31/08	For the period 8/25/08 through 12/31/08	For the period 8/25/08 through 12/31/08	For the period 8/25/08 through 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,918	$46,818	$69,060	$1,997,994
Capital gains distributions received from affiliated funds	—	—	—	371,892
Net realized gains (loss) from investment transactions	(14,718,280)	(23,328)	(47,595)	(1,578,260)
Net realized loss on futures contracts	—	(74,194)	(51,822)	—
Net realized foreign currency exchange gain (loss)	163,525	—	(45,957)	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(22,128,518)	(3,023,999)	(2,571,045)	(11,781,499)
Net Increase (Decrease) in Net Assets Resulting from Operations	(36,674,355)	(3,074,703)	(2,647,359)	(10,989,873)
Distributions From:
Net investment income	(200,401)	(48,012)	(50,298)	(2,217,672)
Net short-term gains	—	—	—	—
Net long-term gains	—	—	—	—
Total Distributions	(200,401)	(48,012)	(50,298)	(2,217,672)
Capital Share Transactions (1):
Shares issued	101,031,258	11,457,845	15,039,405	77,873,944
Shares issued in lieu of cash distributions	200,401	48,012	50,298	2,217,672
Shares redeemed	(12,153,013)	(174,923)	(190,865)	(10,461,637)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	89,078,646	11,330,934	14,898,838	69,629,979
Total Increase (Decrease)	52,203,890	8,208,219	12,201,181	56,422,434
Net Assets
Beginning of period	—	—	—	—
End of Period	$52,203,890	$8,208,219	$12,201,181	$56,422,434
Undistributed net investment income (loss)	$(27,958)	$—	$(27,195)	$—
(1) Shares Issued and Redeemed:
Shares issued	10,393,890	1,196,242	1,734,452	7,806,802
Shares issued in lieu of cash distributions	34,315	7,386	7,237	272,776
Shares redeemed	(1,711,021)	(25,128)	(26,915)	(1,194,067)
	8,717,184	1,178,500	1,714,774	6,885,511

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
	For the period 8/25/08 through 12/31/08	For the period 8/25/08 through 12/31/08	For the period 8/25/08 through 12/31/08	For the period 8/25/08 through 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$21,001	$206,795	$273,097	$210,837
Capital Gains distributions received from affiliated funds	2,789	24,937	39,122	34,507
Net realized gains (loss) from investment transactions	(38,704)	(183,683)	(315,873)	(297,626)
Net realized foreign currency exchange gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation) of investments and foreign currency	23,803	(69,240)	(345,440)	(436,169)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,889	(21,191)	(349,094)	(488,451)
Distributions From:
Net investment income	(21,817)	(219,183)	(293,044)	(229,312)
Net short-term gains	(58)	—	—	(12,107)
Net long-term gains	(1,529)	(4,691)	(5,879)	(3,385)
Total Distributions	(23,404)	(223,874)	(298,923)	(244,804)
Capital Share Transactions (1):
Shares issued	1,525,679	11,784,237	14,369,353	10,607,875
Shares issued in lieu of cash distributions	23,404	223,874	298,923	244,804
Shares redeemed	(25,905)	(106,817)	(776,020)	(1,806,257)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,523,178	11,901,294	13,892,256	9,046,422
Total Increase (Decrease)	1,508,663	11,656,229	13,244,239	8,313,167
Net Assets
Beginning of period	—	—	—	—
End of Period	$1,508,663	$11,656,229	$13,244,239	$8,313,167
Undistributed net investment income (loss)	$—	$—	$—	$14
(1) Shares Issued and Redeemed:
Shares issued	217,258	1,511,737	1,726,692	1,169,839
Shares issued in lieu of cash distributions	3,421	29,692	38,079	29,318
Shares redeemed	(3,630)	(15,220)	(94,167)	(209,035)
	217,049	1,526,209	1,670,604	990,122

Conservative Allocation Fund
For the period 8/25/08 through 12/31/08
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$230,133
Capital Gains distributions received from affiliated funds	37,372
Net realized gains (loss) from investment transactions	(130,736)
Net realized foreign currency exchange gain (loss)	—
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(263,099)
Net Increase (Decrease) in Net Assets Resulting from Operations	(126,330)
Distributions From:
Net investment income	(251,432)
Net short-term gains	—
Net long-term gains	(1,124)
Total Distributions	(252,556)
Capital Share Transactions (1):
Shares issued	9,551,514
Shares issued in lieu of cash distributions	252,556
Shares redeemed	(1,285,931)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	8,518,139
Total Increase (Decrease)	8,139,253
Net Assets
Beginning of period	—
End of Period	$8,139,253
Undistributed net investment income (loss)	$152
(1) Shares Issued and Redeemed:
Shares issued	1,012,235
Shares issued in lieu of cash distributions	27,968
Shares redeemed	(140,538)
899,665

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

MONEY MARKET FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.03	0.05	0.05	0.03	0.01
Net realized and unrealized gain (loss) on investment transactions	—	—	—	—	—
Total from investment operations	0.03	0.05	0.05	0.03	0.01
Less distributions:
Net investment income	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)
Total distributions	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return [2,3]	2.68%	4.98%	4.66%	2.81%	0.96%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$213,973	$96,017	$76,350	$72,885	$81,743
Ratio of total expenses to average net assets	0.46%	0.49%	0.50%	0.50%	0.53%
Ratio of net investment income (loss) to average net assets	2.57%	4.88%	4.57%	2.74%	0.92%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

3  The Fund's total return calculation includes a payment by an affiliate. Excluding the effect of this payment from the Fund's ending net asset value per share, total return for the year ended December 31, 2008 would have been 2.39%.

LIMITED MATURITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$10.41	$10.28	$10.25	$10.45	$10.57
Income from investment operations:
Net investment income (loss)	0.34	0.41	0.45	0.37	0.37
Net realized and unrealized gain (loss) on investment transactions	0.18	0.13	0.01	(0.15)	(0.12)
Total from investment operations	0.52	0.54	0.46	0.22	0.25
Less distributions:
Net investment income	(0.36)	(0.41)	(0.43)	(0.42)	(0.37)
Total distributions	(0.36)	(0.41)	(0.43)	(0.42)	(0.37)
Net asset value, end of period	$10.57	$10.41	$10.28	$10.25	$10.45
Total return [1]	5.03%	5.22%	4.49%	2.14%	2.32%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$75,660	$57,523	$42,867	$60,979	$46,219
Ratio of total expenses to average net assets	0.60%	0.60%	0.62%	0.61%	0.62%
Ratio of net investment income (loss) to average net assets	3.24%	4.55%	3.91%	3.42%	3.52%
Portfolio turnover rate	106%	39%	78%	300%	35%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

QUALITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$10.50	$10.31	$10.18	$10.54	$10.51
Income from investment operations:
Net investment income (loss)	0.47	0.47	0.46	0.40	0.45
Net realized and unrealized gain (loss) on investment transactions	0.07	0.18	0.08	(0.14)	0.03
Total from investment operations	0.54	0.65	0.54	0.26	0.48
Less distributions:
Net investment income	(0.50)	(0.46)	(0.41)	(0.45)	(0.45)
Net realized gains	(0.18)	—	—	(0.17)	— (a)
Total distributions	(0.68)	(0.46)	(0.41)	(0.62)	(0.45)
Net asset value, end of period	$10.36	$10.50	$10.31	$10.18	$10.54
Total return [2]	5.10%	6.33%	5.25%	2.50%	4.59%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$221,730	$183,611	$160,670	$161,265	$172,734
Ratio of total expenses to average net assets	0.60%	0.59%	0.61%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets	4.44%	4.71%	4.43%	3.72%	4.07%
Portfolio turnover rate	273%	55%	139%	614%	230%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions were less than one penny per share.

HIGH YIELD BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$7.58	$7.88	$7.59	$7.91	$7.70
Loss from investment operations:
Net investment income (loss)	0.58	0.58	0.55	0.57	0.61
Net realized and unrealized gain (loss) on investment transactions	(2.40)	(0.30)	0.20	(0.33)	0.21
Total from investment operations	(1.82)	0.28	0.75	0.24	0.82
Less distributions:
Net investment income	(0.71)	(0.58)	(0.46)	(0.56)	(0.61)
Total distributions	(0.71)	(0.58)	(0.46)	(0.56)	(0.61)
Net asset value, end of period	$5.05	$7.58	$7.88	$7.59	$7.91
Total return [2]	(23.98%)	3.57%	9.97%	3.11%	10.71%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$57,995	$86,451	$88,203	$85,520	$85,957
Ratio of total expenses to average net assets	0.86%	0.84%	0.85%	0.86%	0.86%
Ratio of net investment income (loss) to average net assets	8.29%	6.97%	6.91%	7.01%	7.35%
Portfolio turnover rate	53%	67%	65%	64%	68%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$23.72	$25.12	$25.59	$25.96	$23.64
Loss from investment operations:
Net investment income (loss)	0.46	0.59	0.54	0.40	0.47
Net realized and unrealized gain (loss) on investment transactions	(6.99)	0.52	3.33	1.65	3.83
Total from investment operations	(6.53)	1.11	3.87	2.05	4.30
Less distributions:
Net investment income	(0.59)	(0.58)	(0.44)	(0.40)	(0.47)
Net realized gains	(0.27)	(1.93)	(3.90)	(2.02)	(1.51)
Total distributions	(0.86)	(2.51)	(4.34)	(2.42)	(1.98)
Net asset value, end of period	$16.33	$23.72	$25.12	$25.59	$25.96
Total return [2]	(27.83%)	4.47%	15.37%	7.84%	18.58%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$948,507	$1,440,753	$1,330,977	$1,080,197	$929,480
Ratio of net expenses to average net assets	0.85%	0.83%	0.83%	0.84%	0.85%
Ratio of total expenses to average net assets	0.85%	0.83%	0.84%	0.84%	0.85%
Ratio of net investment income (loss) to average net assets	2.15%	2.34%	2.16%	1.56%	2.02%
Portfolio turnover rate	103%	61%	57%	30%	22%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$15.96	$14.68	$13.02	$12.28	$11.02
Loss from investment operations:
Net investment income (loss)	0.03	0.06	0.05	0.02	0.05
Net realized and unrealized gain (loss) on investment transactions	(6.71)	1.28	1.64	0.73	1.26
Total from investment operations	(6.68)	1.34	1.69	0.75	1.31
Less distributions:
Net investment income	(0.03)	(0.06)	(0.03)	(0.01)	—
Net realized gains	—	—	—	—	(0.05)
Total distributions	(0.03)	(0.06)	(0.03)	(0.01)	(0.05)
Net asset value, end of period	$9.25	$15.96	$14.68	$13.02	$12.28
Total return [2]	(41.87%)	9.16%	13.01%	6.14%	11.90%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$89,852	$152,939	$132,371	$107,195	$95,242
Ratio of net expenses to average net assets	0.98%	0.94%	0.96%	0.98%	0.97%
Ratio of total expenses to average net assets	0.98%	0.94%	0.97%	0.98%	0.97%
Ratio of net investment income (loss) to average net assets	0.24%	0.37%	0.40%	0.15%	0.47%
Portfolio turnover rate	54%	55%	43%	44%	185%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

LARGE CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$17.65	$19.60	$17.56	$18.45	$17.59
Loss from investment operations:
Net investment income (loss)	0.20	0.26	0.27	0.23	0.26
Net realized and unrealized gain (loss) on investment transactions	(8.05)	0.45	2.93	0.33	1.98
Total from investment operations	(7.85)	0.71	3.20	0.56	2.24
Less distributions:
Net investment income	(0.25)	(0.29)	(0.21)	(0.21)	(0.26)
Net realized gains	(0.12)	(2.37)	(0.95)	(1.24)	(1.12)
Total distributions	(0.37)	(2.66)	(1.16)	(1.45)	(1.38)
Net asset value, end of period	$9.43	$17.65	$19.60	$17.56	$18.45
Total return [2]	(44.62%)	3.73%	18.27%	3.00%	12.85%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$106,616	$219,951	$234,269	$215,319	$224,481
Ratio of net expenses to average net assets	0.90%	0.86%	0.87%	0.88%	0.89%
Ratio of total expenses to average net assets	0.90%	0.87%	0.88%	0.88%	0.89%
Ratio of net investment income (loss) to average net assets	1.42%	1.25%	1.37%	1.15%	1.38%
Portfolio turnover rate	228%	92%	45%	45%	105%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

LARGE CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$10.98	$11.05	$10.79	$10.76	$10.53
Loss from investment operations:
Net investment income (loss)	0.02	0.06	0.04	0.02	0.06
Net realized and unrealized gain (loss) on investment transactions	(4.79)	0.45	0.36	0.11	0.85
Total from investment operations	(4.77)	0.51	0.40	0.13	0.91
Less distributions:
Net investment income	(0.03)	(0.06)	(0.03)	(0.02)	(0.06)
Net realized gains	(0.16)	(0.52)	(0.11)	(0.08)	(0.62)
Total distributions	(0.19)	(0.58)	(0.14)	(0.10)	(0.68)
Net asset value, end of period	$6.02	$10.98	$11.05	$10.79	$10.76
Total return [2]	(43.82%)	4.71%	3.70%	1.20%	8.66%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$17,537	$29,551	$29,982	$27,247	$24,072
Ratio of net expenses to average net assets	0.96%	0.83%	0.86%	0.89%	0.96%
Ratio of total expenses to average net assets	0.96%	0.87%	0.88%	0.89%	0.96%
Ratio of net investment income (loss) to average net assets	0.19%	0.53%	0.35%	0.19%	0.59%
Portfolio turnover rate	287%	55%	38%	21%	114%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

INDEX 500 FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$10.11	$9.78	$8.58	$8.34	$7.67
Loss from investment operations:
Net investment income (loss)	0.17	0.17	0.15	0.14	0.13
Net realized and unrealized gain (loss) on investment transactions	(3.82)	0.33	1.17	0.24	0.67
Total from investment operations	(3.65)	0.50	1.32	0.38	0.80
Less distributions:
Net investment income	(0.18)	(0.17)	(0.12)	(0.14)	(0.13)
Total distributions	(0.18)	(0.17)	(0.12)	(0.14)	(0.13)
Net asset value, end of period	$6.28	$10.11	$9.78	$8.58	$8.34
Total return [2]	(36.08%)	5.09%	15.37%	4.48%	10.47%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$195,078	$254,462	$250,174	$234,122	$257,637
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.29%
Ratio of total expenses to average net assets	0.37%	0.35%	0.37%	0.37%	0.37%
Ratio of net investment income (loss) to average net assets	2.02%	1.64%	1.61%	1.52%	1.70%
Portfolio turnover rate	6%	4%	6%	5%	1%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$10.60	$8.47	$7.93	$7.05	$6.33
Loss from investment operations:
Net investment income (loss)	(0.02)	(0.04)	(0.01)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	(5.16)	2.17	0.55	0.91	0.76
Total from investment operations	(5.18)	2.13	0.54	0.88	0.72
Net asset value, end of period	$5.42	$10.60	$8.47	$7.93	$7.05
Total return [2]	(48.87%)	25.15%	6.81%	12.48%	11.37%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$57,747	$112,637	$85,414	$81,174	$70,793
Ratio of net expenses to average net assets	1.00%	0.97%	0.96%	1.00%	1.00%
Ratio of total expenses to average net assets	1.02%	1.00%	1.02%	1.02%	1.03%
Ratio of net investment income (loss) to average net assets	(0.20%)	(0.46%)	(0.09%)	(0.43%)	(0.56%)
Portfolio turnover rate	162%	137%	153%	156%	169%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

MID CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$13.12	$13.59	$12.97	$13.77	$13.05
Loss from investment operations:
Net investment income (loss)	0.10	0.11	0.11	0.09	0.05
Net realized and unrealized gain (loss) on investment transactions	(6.31)	0.38	1.36	1.63	2.88
Total from investment operations	(6.21)	0.49	1.47	1.72	2.93
Less distributions:
Net investment income	(0.10)	(0.13)	(0.09)	(0.09)	(0.05)
Net realized gains	—	(0.80)	(0.76)	(2.43)	(2.16)
Return of capital	—	(0.03)	—	—	—
Total distributions	(0.10)	(0.96)	(0.85)	(2.52)	(2.21)
Net asset value, end of period	$6.81	$13.12	$13.59	$12.97	$13.77
Total return [2]	(47.26%)	3.77%	11.41%	12.33%	23.17%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$60,507	$125,718	$125,362	$112,301	$98,448
Ratio of net expenses to average net assets	0.86%	0.79%	0.81%	0.85%	0.86%
Ratio of total expenses to average net assets	0.86%	0.83%	0.84%	0.85%	0.86%
Ratio of net investment income (loss) to average net assets	0.89%	0.73%	0.82%	0.67%	0.40%
Portfolio turnover rate	58%	73%	62%	100%	68%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

MID CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$11.78	$13.23	$13.15	$12.91	$10.57
Loss from investment operations:
Net investment income (loss)	0.14	0.07	0.08	0.07	0.05
Net realized and unrealized gain (loss) on investment transactions	(4.66)	0.03	1.48	1.00	2.51
Total from investment operations	(4.52)	0.10	1.56	1.07	2.56
Less distributions:
Net investment income	(0.16)	(0.07)	(0.06)	(0.06)	(0.05)
Net realized gains	(0.30)	(1.48)	(1.42)	(0.77)	(0.17)
Total distributions	(0.46)	(1.55)	(1.48)	(0.83)	(0.22)
Net asset value, end of period	$6.80	$11.78	$13.23	$13.15	$12.91
Total return [2]	(38.89%)	0.85%	12.23%	8.20%	24.25%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$29,895	$48,465	$43,616	$45,096	$30,485
Ratio of net expenses to average net assets	1.08%	1.04%	1.06%	1.07%	1.14%
Ratio of total expenses to average net assets	1.08%	1.05%	1.07%	1.07%	1.14%
Ratio of net investment income (loss) to average net assets	1.49%	0.57%	0.56%	0.58%	0.47%
Portfolio turnover rate	39%	40%	28%	25%	18%

1  The average shares outstanding method has been applied for per share information.

1  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

SMALL CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$21.64	$20.09	$20.34	$19.14	$17.48
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.11)	(0.06)	(0.13)	(0.16)
Net realized and unrealized gain (loss) on investment transactions	(10.74)	1.66	(0.19)	1.33	1.82
Total from investment operations	(10.83)	1.55	(0.25)	1.20	1.66
Net asset value, end of period	$10.81	$21.64	$20.09	$20.34	$19.14
Total return [2]	(50.05%)	7.72%	(1.23%)	6.27%	9.50%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$48,008	$99,593	$106,380	$111,029	$113,579
Ratio of total expenses to average net assets	1.07%	1.02%	1.02%	1.02%	1.06%
Ratio of net investment income (loss) to average net assets	(0.59%)	(0.50%)	(0.27%)	(0.67%)	(0.87%)
Portfolio turnover rate	190%	107%	126%	137%	195%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$14.07	$17.70	$16.37	$16.95	$18.20
Loss from investment operations:
Net investment income (loss)	0.09	0.12	0.05	0.07	0.01
Net realized and unrealized gain (loss) on investment transactions	(3.88)	(1.03)	2.77	0.56	2.55
Total from investment operations	(3.79)	(0.91)	2.82	0.63	2.56
Less distributions:
Net investment income	(0.11)	(0.12)	(0.05)	(0.07)	(0.01)
Net realized gains	(0.18)	(2.60)	(1.44)	(1.14)	(3.80)
Total distributions	(0.29)	(2.72)	(1.49)	(1.21)	(3.81)
Net asset value, end of period	$9.99	$14.07	$17.70	$16.37	$16.95
Total return [2]	(27.15%)	(5.30%)	17.43%	3.67%	14.88%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$109,336	$170,004	$182,142	$156,605	$165,714
Ratio of net expenses to average net assets	1.15%	1.14%	1.14%	1.14%	1.15%
Ratio of total expenses to average net assets	1.15%	1.14%	1.14%	1.14%	1.17%
Ratio of net investment income (loss) to average net assets	0.66%	0.64%	0.28%	0.40%	0.08%
Portfolio turnover rate	66%	67%	59%	46%	142%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$24.09	$24.27	$20.91	$17.98	$13.91
Loss from investment operations:
Net investment income (loss)	0.25	0.31	0.28	0.15	0.24
Net realized and unrealized gain (loss) on investment transactions	(10.01)	4.33	5.98	2.86	3.92
Total from investment operations	(9.76)	4.64	6.26	3.01	4.16
Less distributions:
Net investment income	(0.43)	(0.15)	(0.38)	(0.08)	(0.09)
Net realized gains	(0.78)	(4.67)	(2.52)	—	—
Total distributions	(1.21)	(4.82)	(2.90)	(0.08)	(0.09)
Net asset value, end of period	$13.12	$24.09	$24.27	$20.91	$17.98
Total return [2]	(41.28%)	20.05%	30.34%	16.77%	30.01%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$213,117	$381,328	$294,499	$200,947	$165,509
Ratio of net expenses to average net assets	1.27%	1.16%	1.19%	1.21%	1.22%
Ratio of total expenses to average net assets	1.27%	1.18%	1.20%	1.21%	1.22%
Ratio of net investment income (loss) to average net assets	1.33%	1.14%	1.10%	1.47%	1.61%
Portfolio turnover rate	108%	95%	52%	40%	40%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

REIT FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2008 [1]	2007	2006	2005	2004
Net asset value, beginning of period	$12.00	$18.10	$14.92	$14.33	$11.53
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.30	0.24	0.20	0.37
Net realized and unrealized gain (loss) on investment transactions	(5.02)	(3.49)	4.57	1.66	3.69
Total from investment operations	(4.77)	(3.19)	4.81	1.86	4.06
Less distributions:
Net investment income	(0.41)	(0.33)	(0.19)	(0.30)	(0.41)
Net realized gains	—	(2.42)	(1.44)	(0.97)	(0.85)
Return of capital	—	(0.16)	—	—	—
Total distributions	(0.41)	(2.91)	(1.63)	(1.27)	(1.26)
Net asset value, end of period	$6.82	$12.00	$18.10	$14.92	$14.33
Total return [2]	(39.38%)	(17.87%)	32.41%	12.97%	35.53%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$33,240	$53,684	$71,790	$43,122	$31,247
Ratio of net expenses to average net assets	1.02%	0.99%	1.00%	1.02%	1.10%
Ratio of total expenses to average net assets	1.02%	0.99%	1.00%	1.02%	1.10%
Ratio of net investment income (loss) to average net assets	2.30%	1.37%	1.56%	1.41%	3.06%
Portfolio turnover rate	86%	85%	53%	54%	80%

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gain (loss) on investment transactions	(3.87)
Total from investment operations	(3.85)
Less distributions:
Net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$6.14
Total return [2]	(38.45	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$100,096
Ratio of net expenses to average net assets	0.64	%*
Ratio of total expenses to average net assets	0.90	%*
Ratio of net investment income (loss) to average net assets	0.69	%*
Portfolio turnover rate	55	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.07
Net realized and unrealized gain (loss) on investment transactions	(2.78)
Total from investment operations	(2.71)
Less distributions:
Net investment income	(0.07)
Total distributions	(0.07)
Net asset value, end of period	$7.22
Total return [2]	(27.05	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$114,167
Ratio of net expenses to average net assets	0.54	%*
Ratio of total expenses to average net assets	0.79	%*
Ratio of net investment income (loss) to average net assets	2.40	%*
Portfolio turnover rate	31	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

SMID CAP GROWTH FUND

For a share outstanding throughout each period

	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	(0.01)
Net realized and unrealized gain (loss) on investment transactions	(3.48)
Total from investment operations	(3.49)
Net asset value, end of period	$6.51
Total return [2]	(35.00	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$4,250
Ratio of net expenses to average net assets	1.05	%*
Ratio of total expenses to average net assets	1.69	%*
Ratio of net investment income (loss) to average net assets	(0.36	%)*
Portfolio turnover rate	21	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMID CAP VALUE FUND

For a share outstanding throughout each period

	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.04
Net realized and unrealized gain (loss) on investment transactions	(3.21)
Total from investment operations	(3.17)
Less distributions:
Net investment income	(0.03)
Total distributions	(0.03)
Net asset value, end of period	$6.80
Total return [2]	(31.64	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$4,752
Ratio of net expenses to average net assets	1.14	%*
Ratio of total expenses to average net assets	1.83	%*
Ratio of net investment income (loss) to average net assets	1.37	%*
Portfolio turnover rate	14	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	—
Net realized and unrealized gain (loss) on investment transactions	(3.99)
Total from investment operations	(3.99)
Less distributions:
Net investment income	(0.02)
Total distributions	(0.02)
Net asset value, end of period	$5.99
Total return [2]	(39.86	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$52,204
Ratio of net expenses to average net assets	1.58	%*
Ratio of total expenses to average net assets	1.83	%*
Ratio of net investment income (loss) to average net assets	0.04	%*
Portfolio turnover rate	37	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP INDEX FUND

For a share outstanding throughout each period

	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.04
Net realized and unrealized gain (loss) on investment transactions	(3.04)
Total from investment operations	(3.00)
Less distributions:
Net investment income	(0.04)
Total distributions	(0.04)
Net asset value, end of period	$6.96
Total return [2]	(29.96	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$8,208
Ratio of net expenses to average net assets	0.55	%*
Ratio of total expenses to average net assets	2.09	%*
Ratio of net investment income (loss) to average net assets	1.59	%*
Portfolio turnover rate	3	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.05
Net realized and unrealized gain (loss) on investment transactions	(2.90)
Total from investment operations	(2.85)
Less distributions:
Net investment income	(0.03)
Total distributions	(0.03)
Net asset value, end of period	$7.12
Total return [2]	(28.50	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$12,201
Ratio of net expenses to average net assets	0.59	%*
Ratio of total expenses to average net assets	4.65	%*
Ratio of net investment income (loss) to average net assets	2.06	%*
Portfolio turnover rate	—	%(a)

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Amounts designated as "—" are 0 or have been rounded to 0.

BALANCED FUND

For a share outstanding throughout each period

	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.28
Capital gain distributions received from affiliated funds	0.05
Net realized and unrealized gain (loss) on investment transactions	(1.81)
Total from investment operations	(1.48)
Less distributions:
Net investment income	(0.33)
Total distributions	(0.33)
Net asset value, end of period	$8.19
Total return [2]	(14.74	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$56,422
Ratio of net expenses to average net assets [3]	0.22	%*
Ratio of total expenses to average net assets [3]	0.26	%*
Ratio of net investment income (loss) to average net assets	9.09	%*
Portfolio turnover rate	23	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

3  The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.24
Capital gain distributions received from affiliated funds	0.03
Net realized and unrealized gain (loss) on investment transactions	(3.21)
Total from investment operations	(2.94)
Less distributions:
Net investment income	(0.10)
Net realized gains	(0.01)
Total distributions	(0.11)
Net asset value, end of period	$6.95
Total return [2]	(29.39	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$1,509
Ratio of net expenses to average net assets [3]	0.33	%*
Ratio of total expenses to average net assets [3]	2.97	%*
Ratio of net investment income (loss) to average net assets	9.66	%*
Portfolio turnover rate	21	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

3  The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

MODERATELY AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.39
Capital gain distributions received from affiliated funds	0.05
Net realized and unrealized gain (loss) on investment transactions	(2.65)
Total from investment operations	(2.21)
Less distributions:
Net investment income	(0.15)
Net realized gains	—	(a)
Total distributions	(0.15)
Net asset value, end of period	$7.64
Total return [2]	(22.06	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$11,656
Ratio of net expenses to average net assets [3]	0.33	%*
Ratio of total expenses to average net assets [3]	0.70	%*
Ratio of net investment income (loss) to average net assets	14.72	%*
Portfolio turnover rate	21	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

3  The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)  Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.40
Capital gain distributions received from affiliated funds	0.06
Net realized and unrealized gain (loss) on investment transactions	(2.34)
Total from investment operations	(1.88)
Less distributions:
Net investment income	(0.19)
Net realized gains	—	(a)
Total distributions	(0.19)
Net asset value, end of period	$7.93
Total return [2]	(18.77	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$13,244
Ratio of net expenses to average net assets [3]	0.33	%*
Ratio of total expenses to average net assets [3]	0.59	%*
Ratio of net investment income (loss) to average net assets	14.00	%*
Portfolio turnover rate	23	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

3  The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)  Distributions were less than one penny per share.

MODERATELY CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.34
Capital gain distributions received from affiliated funds	0.06
Net realized and unrealized gain (loss) on investment transactions	(1.74)
Total from investment operations	(1.34)
Less distributions:
Net investment income	(0.24)
Net realized gains	(0.02)
Total distributions	(0.26)
Net asset value, end of period	$8.40
Total return [2]	(13.48	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$8,313
Ratio of net expenses to average net assets [3]	0.33	%*
Ratio of total expenses to average net assets [3]	0.61	%*
Ratio of net investment income (loss) to average net assets	11.40	%*
Portfolio turnover rate	38	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

3  The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
FINANCIAL HIGHLIGHTS

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	For the period August 25, 2008 through December 31, 2008 [1]
Net asset value, beginning of period	$10.00
Loss from investment operations:
Net investment income (loss)	0.43
Capital gain distributions received from affiliated funds	0.07
Net realized and unrealized gain (loss) on investment transactions	(1.17)
Total from investment operations	(0.67)
Less distributions:
Net investment income	(0.28)
Net realized gains	—	(a)
Total distributions	(0.28)
Net asset value, end of period	$9.05
Total return [2]	(6.64	%)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$8,139
Ratio of net expenses to average net assets [3]	0.33	%*
Ratio of total expenses to average net assets [3]	0.63	%*
Ratio of net investment income (loss) to average net assets	13.26	%*
Portfolio turnover rate	27	%#

*  Annualized

#  Non-annualized

1  The average shares outstanding method has been applied for per share information.

2  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

3  The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)  Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

1 — ORGANIZATION

Penn Series Funds, Inc. (Penn Series) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company ("Penn Mutual") and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual's employee benefit plans.

On August 25, 2008, Penn Series launched thirteen funds, six of which are "fund-of-funds" ("FOF"). The new funds are as follows: Large Core Growth Fund, Large Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Emerging Markets Equity Fund, Small Cap Index Fund, Developed International Index Fund, Balanced Fund (FOF), Aggressive Allocation Fund (FOF), Moderately Aggressive Allocation Fund (FOF), Moderate Allocation Fund (FOF), Moderately Conservative Allocation Fund (FOF) and Conservative Allocation Fund (FOF).

Fund of Funds — Each Portfolio seeks to achieve its investment objective by investing in other Penn Series Funds ("Underlying Funds") and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Growth, Small Cap Value, International Equity, REIT, Large Core Growth Fund, Large Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Emerging Markets Equity Fund, Small Cap Index Fund, Developed International Index Fund, Balanced Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund and Conservative Allocation Fund. ("the Funds"). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objectives and policies.

The Board of Directors of Penn Series has approved changes to the investment sub-advisory arrangements for certain of the Penn Series portfolios. Specifically, the Board approved the following sub-adviser changes:

Fund	New Manager	Former Manager
Large Cap Value Fund Index 500 Fund Small Cap Growth Fund Large Cap Growth Fund	OppenheimerFunds, Inc. SSga Funds Management, In. Oppenheimer Capital LLC Turner Investment Patners, Inc.	Lord, Abbett & Co. LLC Wells Capital Management, Inc. Bjurman, Barry & Associates ABN AMRO Asset Management, Inc.

Except for the Large Cap Growth Fund, these changes were effective August 25, 2008. The change for the Large Cap Growth Fund was effective August 1, 2008.

Effective August 25, 2008, the Strategic Value Fund was renamed the Mid Core Value Fund and the Growth Stock Fund was renamed the Large Growth Stock Fund.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Growth, Small Cap Value, International Equity, REIT, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Markets Equity, Small Cap Index, Developed International Index — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt and fixed income securities may be valued by recognized independent third-party pricing agents, employing methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded.

Certain events may occur between the time that foreign markets close, on which securities held by the Funds principally trade, and the time at which the Funds' NAV is calculated. These securities are valued at fair value utilizing an independent third-party valuation service in accordance with procedures adopted by the Funds' Board of Directors. The valuations obtained may not necessarily be the price that would be obtained upon sale of these securities.

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of the each Fund's investments in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Effective January 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157 ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under FAS 157 are described below:

•  Level 1 — quoted prices in active markets for identical securities

•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Funds' net assets as of December 31, 2008 is included with each Fund's Schedule of Investments.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

BANK LOANS: The Flexibly Managed Fund invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets.

DIVIDENDS TO SHAREHOLDERS: Dividends of investment income and realized capital gains of the Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Growth, Small Cap Value, International Equity, REIT, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Markets Equity, Small Cap Index, Developed International Index, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds will be declared and paid within 30 days of the Funds' year end, December 31, as permitted by federal income tax regulations. Dividends of net investment income of the Money Market Fund are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from Real Estate Investment Trusts ("REITs") held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REIT's based on historical data provided by the REITs. As of year-end, differences between the estimated and actual amounts are reflected in the Fund's records.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

Independence Capital Management, Inc. ("ICMI"), a wholly owned subsidiary of Penn Mutual, serves as investment adviser to each of the Funds. To provide investment management services to the Funds, ICMI has entered into sub-advisory agreements as follows:

Fund	Sub-adviser
High Yield Bond Fund
Flexibly Managed Fund
Large Growth Stock Fund
Large Cap Value Fund
Large Cap Growth Fund
Index 500 Fund
Mid Cap Growth Fund
Mid Cap Value Fund
Mid Core Value Fund
Small Cap Growth Fund
Small Cap Value Fund
International Equity Fund
REIT Fund
Large Core Growth Fund
Large Core Value Fund
SMID Cap Growth Fund
SMID Cap Value Fund
Emerging Markets Equity Fund
Small Cap Index Fund
Developed International Equity Fund	T. Rowe Price Associates, Inc.
T. Rowe Price Associates, Inc.
T. Rowe Price Associates, Inc.
OppenheimerFunds, Inc.
Turner Investment Partners, Inc.
SSgA Fund Management, Inc.
Turner Investment Partners, Inc.
Neuberger Berman Management, Inc.
Lord, Abbett & Co. LLC
Oppenheimer Capital LLC
Goldman Sachs Asset Management, LP
Vontobel Asset Management, Inc.
Heitman Real Estate Securities LLC
Wells Capital Management, Inc.
Eaton Vance Management
Wells Capital Management, Inc.
Alliance Bernstein, LP
Van Kampen Asset Management
SSgA Fund Management, Inc.
SSgA Fund Management, Inc.

Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Limited Maturity Bond Fund: 0.30%; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.60%; Large Growth Stock Fund: 0.65% for the first $100 million and 0.60% thereafter; Large Cap Value Fund: 0.60%; Large Cap Growth Fund: 0.55%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Mid Core Value Fund: 0.72%; Small Cap Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Small Cap Value Fund: 0.85%; International Equity Fund: 0.85%; REIT Fund: 0.70%, Large Core Growth Fund: 0.56%; Large Core Value Fund: 0.46%; SMID Cap Growth Fund: 0.75%; SMID Cap Value Fund: 0.95%; Emerging Markets Equity Fund: 1.18% for the first $2.5 billion and 1.00% thereafter; Small Cap Index Fund: 0.30%; Developed International Index Fund: 0.30%; Aggressive Allocation Fund: 0.10%; Moderately Aggressive Allocation Fund: 0.10%; Moderate Allocation Fund: 0.10%; Moderately Conservative Allocation Fund: 0.10% and Conservative Allocation Fund: 0.10%. The Balanced Fund is not currently charged an advisory fee.

For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

Administrative and Corporate Services

Under an administrative and corporate service agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund's average daily net assets.

Accounting Services

Under an accounting services agreement, PNC Global Investment Servicing, Inc. ("PNC GIS") serves as accounting agent for Penn Series. Each of the Funds, except International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays PNC GIS, on a monthly basis, an annual fee based on the average daily net assets of each Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the international funds and the Money Market Fund, the minimum annual fee each Fund must pay is $27,500. Each international fund's minimum annual fee is $48,000. The Money Market Fund pays no minimum annual fee. The International Equity, Emerging Markets Equity and Developed International Index Funds pay PNC GIS 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

Transfer Agent Services

Under a transfer agency agreement, PNC GIS serves as transfer agent for Penn Series.

Custodial Services

Under a custodial agreement, PFPC Trust serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay PFPC Trust, on a monthly basis, an annual custody fee of 0.01%. JPMorgan Chase serves as foreign sub-custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by its investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. ICMI and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund's total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:

Fund	Expense Limitation
Money Market	0.80%
Limited Maturity Bond	0.90%
Quality Bond	0.90%
High Yield Bond	0.90%
Flexibly Managed	1.00%
Large Growth Stock	1.00%
Large Cap Growth	1.00%
Mid Core Value	1.25%
Large Cap Value	1.00%
Index 500	0.40%
Mid Cap Growth	1.00%
Mid Cap Value	1.00%
Small Cap Growth	1.15%
Small Cap Value	1.15%
International Equity	1.50%
REIT	1.25%
Fund	Expense Limitation
Large Core Growth	0.64%
Large Core Value	0.54%
SMID Cap Growth	1.05%
SMID Cap Value	1.14%
Emerging Markets Equity	1.58%
Small Cap Index	0.55%
Developed International Index	0.59%
Balanced Fund	0.62%
Aggressive Allocation Fund	0.33%
Moderately Aggressive Allocation Fund	0.33%
Moderate Allocation Fund	0.33%
Moderately Conservative Allocation Fund	0.33%
Conservative Allocation Fund	0.33%

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund's total expenses do not exceed 0.35%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time.

Effective May 18, 2006, Penn Mutual may recover any administrative and corporate services fees that were waived in a preceding three year period as long as it would not cause the Fund to exceed its expense limitation. This three year "recapture period" is applied prospectively, and not retroactively, from the effective date.

As of December 31, 2008, the following Funds had waived advisory fees that are subject to recapture by Penn Mutual through the periods stated below:

Various Months Ending December 31, 2011
Small Cap Value Fund	$792
Large Core Growth	107,833
Large Core Value Fund	112,678
SMID Cap Growth Fund	9,347
SMID Cap Value Fund	10,445
Emerging Markets Equity Fund	53,838
Small Cap Index Fund	45,212
Developed International Index Fund	136,046
Balanced Fund	9,379
Aggressive Allocation Fund	5,750
Moderate Aggressive Allocation Fund	5,234
Moderate Allocation Fund	5,129
Moderately Conservative Allocation Fund	5,246
Conservative Allocation Fund	5,239

If, at the end of each month, there is no liability of ICMI and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by ICMI and Penn Mutual and shall be payable by the Funds to ICMI and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month.

As of December 31, 2008, the following funds had administrative and corporate services fees that are subject to recapture by Penn Mutual through the periods stated below:

	Various Months Ending December 31, 2009	Various Months Ending December 31, 2010	Various Months Ending December 31, 2011
Index 500 Fund	$36,689	$2,164	$43,808
Mid Cap Growth Fund	7,159	3,584	15,855

All waivers of fees or reimbursements of expenses with respect to the Flexibly Managed and High Yield Bond Funds will be shared equally by the sub-advisers and Penn Mutual. For the Money Market, Quality Bond, Large Growth Stock, Large Cap Value and Small Cap Value Funds, the Adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitations; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the International Equity Fund, the sub-adviser will waive fees with regard to the entirety of the first 0.10% of excess above the expense limitation; Penn Mutual will waive fees or reimburse expenses for the entirety of any additional excess above the first 0.10%. For the Limited Maturity Bond, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Mid Core Value, REIT, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Markets Equity, Small Cap Index, Developed International Index, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, Penn Mutual will waive fees or reimburse expenses for the entirety of any excess above the expense limitations.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

Total fees of $191,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the year ended December 31, 2008. No person received compensation from Penn Series who is an officer, director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at December 31, 2008 are as follows (amounts in thousands):

Money Market Fund	$918
Quality Bond Fund	6,025
High Yield Bond Fund	1,462
Flexibly Managed Fund	27,790
Large Growth Stock Fund	15,497
Large Cap Value Fund	3,637
Index 500 Fund	12,500
Mid Cap Growth Fund	4,040
Mid Cap Value	370
Mid Core Value Fund	3,170
Small Cap Growth Fund	3,133
Small Cap Value Fund	5,231
International Equity Fund	18,954
REIT Fund	1,573
Large Core Growth	6,655
Large Core Value	10,192
Emerging Markets Equity	2,045
Small Cap Index Fund	20
Developed International Index	2,797

Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the adviser or the sub-advisers. Commissions paid on those trades from the Funds for the year ended December 31, 2008 were as follows:

Flexibly Managed Fund	$2,961
Large Growth Stock Fund	93
Large Cap Value Fund	184
Large Cap Growth Fund	2
Mid Cap Value Fund	7,249
Small Cap Value Fund	2,804
Emerging Markets Equity Fund	1,351

On September 16, 2008, Penn Mutual purchased $2,265,108 of securities from the Money Market Fund at amortized cost (a price in excess of the securities' current fair value on that date) and is reflected in the Statement of Operations as a net increase from payment by affiliate for losses realized on securities. The excess of purchase price over the current fair value amounted to $468,662.

5 — PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2008, the Funds made the following purchases and sales of portfolio securities, other than short-term securities (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond	$75,401	$47,438	$8,629	$20,904
Quality Bond Fund	500,594	469,145	54,043	72,613

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
High Yield Bond Fund	291	313	$36,270	$38,420
Flexibly Managed Fund	34,072	160,895	1,192,806	973,073
Large Growth Stock Fund	—	—	70,016	69,428
Large Cap Value Fund	—	—	373,584	397,514
Large Cap Growth Fund	—	—	68,851	68,094
Index 500 Fund	—	—	60,303	14,182
Mid Cap Growth Fund	—	—	142,348	141,737
Mid Cap Value Fund	—	—	55,032	64,925
Mid Core Value Fund	—	—	16,472	15,167
Small Cap Growth Fund	—	—	134,779	138,533
Small Cap Value Fund	—	—	93,583	108,015
International Equity Fund	—	—	319,468	324,754
REIT Fund	—	—	40,279	39,076
Large Core Growth Fund	—	—	226,095	65,083
Large Core Value Fund	—	—	192,600	38,992
SMID Cap Growth Fund	—	—	6,795	896
SMID Cap Value Fund	—	—	6,609	578
Emerging Markets Equity Fund	—	—	107,846	22,507
Small Cap Index Fund	—	—	11,302	290
Developed International Index Fund	—	—	14,667	33
Balanced Fund	—	—	84,454	14,730
Aggressive Allocation Fund	—	—	1,669	150
Moderately Aggressive Allocation Fund	—	—	12,799	1,019
Moderate Allocation Fund	—	—	14,930	1,385
Moderately Conservative Allocation Fund	—	—	11,279	2,115
Conservative Allocation Fund	—	—	9,966	1,322

6 — FEES PAID INDIRECTLY

Certain subadvisers have directed portfolio trades to a broker designated by Penn Series, consistent with best execution. A portion of the commissions directed to that broker are refunded to Penn Series to pay certain expenses of the Funds. The commissions used to pay expenses of the Funds for the year ended December 31, 2008 were as follows (amounts in thousands):

Flexibly Managed Fund	$42
Large Growth Stock Fund	4
Large Cap Value Fund	25
Mid Cap Growth Fund	56
Mid Cap Value Fund	14
Mid Core Value Fund	3
Small Cap Growth Fund	7
International Equity Fund	55
Large Core Growth	18

7 — FEDERAL INCOME TAXES

The Funds have qualified and intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes, and to distribute substantially all of their taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2008, primarily attributable to the disallowance of net operating losses, the tax treatment of Real Estate Investment Trusts and Passive Foreign Investment Companies, redesignation of dividends and the reclassification of net foreign currency exchange gains or losses, were reclassed between the following accounts:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Limited Maturity Bond Fund	$(85,213)	$74,156	$11,057
Quality Bond Fund	(92,701)	75,308	17,393
High Yield Bond Fund	21,920	1,072	(22,992)
Flexibly Managed Fund	(92,015)	92,015	—
Large Growth Stock Fund	(32,276)	32,276	—
Large Cap Value Fund	23,204	(21,997)	(1,207)
Large Cap Growth Fund	9,807	102	(9,909)
Index 500 Fund	36,712	—	(36,712)
Mid Cap Growth Fund	177,646	—	(177,646)
Mid Cap Value Fund	32,442	—	(32,442)
Mid Core Value Fund	6,944	231	(7,175)
Small Cap Growth Fund	415,821	—	(415,821)
Small Cap Value Fund	258,864	57	(258,921)
International Equity Fund	(5,339,722)	5,339,722	—
Real Estate Inv Trust	672,812	—	(672,812)
Large Core Value Fund	49,361	—	(49,361)
SMID Cap Growth Fund	5,299	—	(5,299)
SMID Cap Value Fund	1,861	—	(1,861)
Emerging Markets Equity Fund	163,525	(163,525)	—
Small Cap Index Fund	1,194	—	(1,194)
Developed International Index Fund	(45,957)	45,957	—
Balanced Fund	219,678	(219,308)	(370)
Aggressive Allocation Fund	816	(816)	—
Moderately Aggressive Allocation Fund	12,388	(12,388)	—
Moderate Allocation Fund	19,947	(19,947)	—
Moderately Conservative Allocation Fund	18,489	(18,489)	—
Conservative Allocation Fund	21,451	(21,451)	—

These reclassifications had no effect on net assets or net asset value per share.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

Tax character of distributions:

The tax character of dividends and distributions declared and paid during the years ended December 31, 2008 and 2007 were as follows (amounts in thousands):

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Money Market Fund
2008	$4,141	—	—	$4,141
2007	4,394	—	—	4,394
Limited Maturity Bond
2008	2,564	—	—	2,564
2007	2,176	—	—	2,176
Quality Bond Fund
2008	12,790	$1,519	—	14,309
2007	7,857	—	—	7,857
High Yield Bond Fund
2008	7,254	—	$23	7,277
2007	6,276	—	—	6,276
Flexibly Managed Fund
2008	36,463	12,510	—	48,973
2007	56,633	83,435	—	140,068
Large Growth Stock Fund
2008	273	—	—	273
2007	602	—	—	602
Large Cap Value Fund
2008	2,744	1,397	1	4,142
2007	5,163	24,091	—	29,254
Large Cap Growth Fund
2008	96	405	10	511
2007	337	1,163	—	1,500
Index 500 Fund
2008	5,442	—	37	5,479
2007	4,138	—	—	4,138
Mid Cap Growth Fund
2008	—	—	—	—
2007	—	—	—	—
Mid Cap Value Fund
2008	855	—	32	887
2007	1,819	6,732	308	8,859
Mid Core Value Fund
2008	733	1,224	7	1,964
2007	741	4,889	—	5,630
Small Cap Growth Fund
2008	—	—	—	—
2007	—	—	—	—
Small Cap Value Fund
2008	955	2,032	259	3,246
2007	10,242	17,942	—	28,184
International Equity Fund
2008	8,109	10,934	—	19,043
2007	6,453	58,339	—	64,792
REIT Fund
2008	1,065	—	673	1,738
2007	1,693	8,217	583	10,493
Large Core Gowth Fund
2008	233	—	—	233

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Large Core Value Fund
2008	$1,060	—	$49	$1,109
SMID Cap Growth Fund
2008	—	—	—	—
SMID Cap Value Fund
2008	21	—	2	23
Emerging Markets Equity
2008	200	—	—	200
Small Cap Index Fund
2008	47	—	1	48
Developed International Index Fund
2008	50	—	—	50
Balanced Fund
2008	2,217	—	1	2,218
Aggressive Allocation Fund
2008	22	$1	—	23
Moderately Aggressive Allocation Fund
2008	219	5	—	224
Moderate Allocation Fund
2008	293	6	—	299
Moderately Conservative Allocation Fund
2008	243	1	—	244
Conservative Allocation Fund
2008	252	1	—	253

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

Components of distributable earnings:

As of December 31, 2008, the components of distributable earnings/(accumulated losses) on a tax basis were as follows (amounts in thousands):

	Undistributed Net Investment Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Net Distributable Earnings (Accumulated Losses)
Money Market Fund	$14	—	$(11)	$3
Limited Maturity Bond Fund	—	—	(187)	(187)
Quality Bond Fund	2,108	—	—	2,108
High Yield Bond Fund	—	—	(13,718)	(13,718)
Flexibly Managed Fund	171	—	(26,617)	(26,446)
Large Growth Stock Fund	12	—	(128,143)	(128,131)
Large Cap Value Fund	—	—	(24,620)	(24,620)
Large Cap Growth Fund	—	—	(4,048)	(4,048)
Index 500 Fund	—	—	(22,969)	(22,969)
Mid Cap Growth Fund	—	—	(8,639)	(8,639)
Mid Cap Value Fund	—	—	(1,087)	(1,087)
Mid Core Value Fund	—	—	(3,356)	(3,356)
Small Cap Growth Fund	—	—	(61,418)	(61,418)
Small Cap Value Fund	—	—	(5,491)	(5,491)
International Equity Fund	2,710	—	(19,155)	(16,445)
Real Estate Inv Trust	—	—	(5,112)	(5,112)
Large Core Growth Fund	52	—	(10,933)	(10,881)
Large Core Value Fund	—	—	(11,164)	(11,164)

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

	Undistributed Net Investment Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Net Distributable Earnings (Accumulated Losses)
SMID Cap Growth Fund	—	—	$(20)	$(20)
SMID Cap Value Fund	—	—	(112)	(112)
Emerging Markets Equity Fund	$15	—	(5,319)	(5,304)
Small Cap Index Fund	—	—	(52)	(52)
Developed International Index Fund	3	—	(79)	(76)
Balanced Fund	—	—	(274)	(274)
Aggressive Allocation Fund	1	—	—	1
Moderately Aggressive Allocation Fund	4	$6	—	10
Moderate Allocation Fund	4	10	—	14
Moderately Conservative Allocation Fund	—	—	—	—
Conservative Allocation Fund	2	13	—	15

The difference between book basis and tax basis appreciation is primarily due to wash sales, paydown reclassifications, real estate investment trust adjustments, and certain net operating losses.

Capital loss carryforwards:

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2008, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	Expires on December 31,
	2009	2010	2011	2012	2013	2014	2015	2016	Total
Money Market Fund	—	—	—	—	—	—	$11	—	$11
Limited Maturity Bond Fund	—	—	—	—	—	$182	5	—	187
High Yield Bond Fund	$5,015	$3,195	$246	—	—	—	—	$5,262	13,718
Flexibly Managed Fund	—	—	—	—	—	—	—	26,617	26,617
Large Growth Stock Fund	66,544	46,866	10,937	—	—	—	—	3,796	128,143
The Large Cap Value Fund	—	—	—	—	—	—	—	24,620	24,620
Large Cap Growth Fund	—	—	—	—	—	—	—	4,048	4,048
Index 500 Fund	350	11,374	—	—	$5,030	1,916	188	4,111	22,969
Mid Cap Growth Fund	—	231	—	—	—	—	—	8,408	8,639
Mid Cap Value Fund	—	—	—	—	—	—	—	1,087	1,087
Mid Core Value Fund	—	—	—	—	—	—	—	3,356	3,356
Small Cap Growth Fund	19,150	35,617	—	—	—	—	—	6,651	61,418
Small Cap Value Fund	—	—	—	—	—	—	—	5,491	5,491
International Equity Fund	—	—	—	—	—	—	—	19,155	19,155
Real Estate Inv Trust	—	—	—	—	—	—	—	5,112	5,112
Large Core Growth Fund	—	—	—	—	—	—	—	10,933	10,933
Large Core Value Fund	—	—	—	—	—	—	—	11,164	11,164
SMID Cap Growth Fund	—	—	—	—	—	—	—	20	20
SMID Cap Value Fund	—	—	—	—	—	—	—	112	112
Emerging Markets Equity Fund	—	—	—	—	—	—	—	5,319	5,319
Small Cap Index Fund	—	—	—	—	—	—	—	52	52
Developed International Index Fund	—	—	—	—	—	—	—	79	79
Balanced Fund	—	—	—	—	—	—	—	274	274

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

During the year ended December 31, 2008, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts (amounts in thousands):

Limited Maturity Bond Fund	$1,072
Quality Bond Fund	2,465

Post-October Losses:

The following Funds elected to treat post-October losses incurred in the period November 1, 2008 through December 31, 2008 as having occurred on January 1, 2009 (amounts in thousands):

	Currency	Capital
High Yield Bond Fund	$1	$1,612
Flexibly Managed Fund	—	80,477
Large Growth Stock Fund	12	8,637
Large Cap Value Fund	—	20,077
Large Cap Growth Fund	—	1,662
Index 500 Fund	—	365
Mid Cap Growth Fund	—	8,895
Mid Cap Value Fund	—	2,394
Mid Core Value Fund	—	1,304
Small Cap Growth Fund	—	4,353
Small Cap Value Fund	—	8,706
International Equity Fund	—	24,787
Real Estate Inv Trust	—	9,093
Large Core Growth Fund	—	17,454
Large Core Value Fund	—	5,191
SMID Cap Growth Fund	—	140
SMID Cap Value Fund	—	181
Emerging Markets Equity Fund	20	8,366
Small Cap Index Fund	—	32
Developed International Index Fund	27	11
Moderately Conservative Allocation Fund	—	12

Tax cost of securities:

At December 31, 2008, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at December 31, 2008 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$214,651,541	—	—	—
Limited Maturity Bond Fund	77,486,344	$2,518,569	$(2,196,221)	$322,348
Quality Bond Fund	233,242,094	5,873,268	(9,637,950)	(3,764,682)
High Yield Bond Fund	77,982,883	355,362	(21,637,343)	(21,281,981)
Flexibly Managed Fund	1,152,339,704	30,429,160	(228,728,871)	(198,299,711)
Large Growth Stock Fund	115,928,782	1,959,824	(29,473,412)	(27,513,588)
Large Cap Value Fund	134,901,509	1,403,995	(29,537,933)	(28,133,938)
Large Cap Growth Fund	21,870,084	377,418	(5,005,131)	(4,627,713)
Index 500 Fund	265,060,670	23,115,523	(95,631,284)	(72,515,761)
Mid Cap Growth Fund	70,448,139	2,111,306	(16,472,471)	(14,361,165)

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Mid Cap Value Fund	$97,468,615	$1,772,453	$(39,282,668)	$(37,510,215)
Mid Core Value Fund	43,431,389	512,932	(15,061,087)	(14,548,155)
Small Cap Growth Fund	65,154,787	1,577,729	(20,067,664)	(18,489,935)
Small Cap Value Fund	144,805,739	4,009,745	(41,822,174)	(37,812,429)
International Equity Fund	252,231,955	2,358,391	(49,374,720)	(47,016,329)
Real Estate Inv Trust	42,001,917	704,545	(12,373,516)	(11,668,971)
Large Core Growth Fund	134,151,868	1,225,480	(35,814,583)	(34,589,103)
Large Core Value Fund	139,869,881	1,030,326	(28,301,790)	(27,271,464)
SMID Cap Growth Fund	6,044,429	40,918	(1,724,884)	(1,683,966)
SMID Cap Value Fund	6,134,405	150,035	(1,507,486)	(1,357,451)
Emerging Markets Equity Fund	74,699,656	607,443	(23,797,006)	(23,189,563)
Small Cap Index Fund	11,263,801	218,631	(3,255,576)	(3,036,945)
Developed International Index Fund	14,787,380	216,388	(2,808,863)	(2,592,475)
Balanced Fund	69,670,994	—	(12,933,242)	(12,933,242)
Aggressive Allocation Fund	1,526,390	38,278	(54,185)	(15,907)
Moderately Aggressive Allocation Fund	11,870,607	120,800	(375,936)	(255,136)
Moderate Allocation Fund	13,721,864	24,995	(686,329)	(661,334)
Moderately Conservative Allocation Fund	9,165,162	7,699	(728,808)	(721,109)
Conservative Allocation Fund	8,658,607	—	(394,580)	(394,580)

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004 - 2008) for purposes of implementing FIN 48, and has concluded that as of December 31, 2008, no provision for income tax would be required in the Funds' financial statements. However, management's conclusions regarding FIN 48 could change in the future to the extent there are changes in tax laws, and/or additional guidance from the IRS regarding interpretations of the existing laws.

8 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — Each of the Funds, other than Money Market and the Fund of Funds, may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices on a future date. A Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by a Fund each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by a Fund. A Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or exchange rates. Should interest or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The Index 500, Developed International Index and Small Cap Index Funds have entered into

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

futures contracts during the year ended December 31, 2008. Open futures contracts held by the Index 500, Developed International Index and Small Cap Index Funds at December 31, 2008 were as follows:

Fund	Type	Futures Contract	Expiration Date	Unit (at 50 per Unit)	Closing Price	Unrealized Appreciation (Depreciation) (in thousands)
Index 500	Buy/Long	S&P 500 Index	3/18/2009	66	$900	$62
Developed International Index	Buy/Long	E-Mini MSCI Eafe Index	3/18/2009	4	1,267	9
				Unit (at 100 per Unit)
Small Cap Index	Buy/Long	Russell 2000 Mini Index	3/18/2009	4	498	11

The total market value of futures contracts held in the Index 500, Developed International Index and Small Cap Index funds as of December 31, 2008 are classified as Level 1 for purposes of FAS 157.

Options — Each of the Funds, other than Money Market and the Fund of Funds, may write covered calls and buy put or call options for which premiums are paid whether or not the option is exercised. Additionally, each of the Funds may buy put or call options for which premiums are paid whether or not the option is exercised. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Fund, as a writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. Transactions in options written during the year ended December 31, 2008 for the Flexibly Managed Fund were as follows:

	Number of Contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2007	—	$—
Options written	36,496	8,316,481
Options repurchased	(19,301)	(3,744,313)
Options expired	—	—
Options exercised	—	—
Options outstanding at December 31, 2008	17,195	$4,572,168

None of the other Funds had option transactions during the year ended December 31, 2008.

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

Forward Foreign Currency Contracts — The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The International Equity, Emerging Markets Equity and Developed International Index Funds have entered into forward foreign currency contracts during the year ended December 31, 2008.

Open forward foreign currency contracts held by the International Equity Fund at December 31, 2008 were as follows:

	Currency	Settlement Date	Foreign Currency Contract (000's)	Forward Rate	U.S. Contract Amount (000's)	U.S. Contract Value (000's)	Unrealized Foreign Exchange Gain/(Loss) (000's)
Buy	Australian Dollar	02/13/09	$11,682	1.44101	$9,537	$8,107	$(1,430)
Buy	Australian Dollar	02/13/09	4,907	1.44101	3,892	3,405	(487)
Buy	Australian Dollar	05/29/09	8,724	1.45001	5,720	6,016	296
Sell	Australian Dollar	02/13/09	(16,589)	1.44101	(14,397)	(11,512)	2,885
Sell	Australian Dollar	04/17/09	(786)	1.44729	(482)	(543)	(61)
Buy	Australian Dollar	04/17/09	7,399	1.44729	4,631	5,112	481
Sell	Australian Dollar	05/29/09	(8,724)	1.45008	(5,578)	(6,016)	(438)
Sell	Australian Dollar	03/04/09	(6,775)	1.44328	(5,639)	(4,694)	945
Buy	Australian Dollar	03/04/09	6,775	1.44328	5,371	4,694	(677)
Sell	Australian Dollar	04/17/09	(6,613)	1.44729	(4,485)	(4,569)	(84)
Sell	Canadian Dollar	02/12/09	(4,001)	1.23490	(3,758)	(3,240)	518
Buy	Canadian Dollar	02/12/09	7,164	1.23490	6,766	5,801	(965)
Buy	Canadian Dollar	02/12/09	7,907	1.23490	7,393	6,403	(990)
Sell	Canadian Dollar	02/12/09	(5,739)	1.23490	(5,323)	(4,647)	676
Buy	Canadian Dollar	02/12/09	4,996	1.23490	4,672	4,046	(626)
Sell	Canadian Dollar	02/12/09	(10,327)	1.23490	(9,675)	(8,363)	1,312
Buy	Euro	02/11/09	9,008	0.72064	12,833	12,500	(333)
Sell	Euro	02/11/09	(7,390)	0.72064	(10,198)	(10,255)	(57)
Buy	Euro	02/11/09	10,176	0.72064	14,334	14,121	(213)
Buy	Euro	05/29/09	18,424	0.72244	23,880	25,503	1,623
Sell	Euro	02/11/09	(6,976)	0.72064	(10,589)	(9,680)	909
Sell	Euro	02/11/09	(11,041)	0.72064	(16,373)	(15,321)	1,052
Buy	Euro	04/17/09	12,861	0.72178	16,148	17,819	1,671
Sell	Euro	05/29/09	(12,509)	0.72244	(16,244)	(17,315)	(1,071)
Sell	Euro	05/29/09	(5,915)	0.72244	(7,548)	(8,187)	(639)
Buy	Euro	02/11/09	6,222	0.72064	8,778	8,635	(143)
Sell	Euro	04/17/09	(12,861)	0.72178	(17,456)	(17,818)	(363)

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

	Currency	Settlement Date	Foreign Currency Contract (000's)	Forward Rate	U.S. Contract Amount (000's)	U.S. Contract Value (000's)	Unrealized Foreign Exchange Gain/(Loss) (000's)
Sell	Indian Rupee	03/16/09	$(238,989)	49.04562	$(5,067)	$(4,873)	$194
Buy	Indian Rupee	03/16/09	238,989	49.04562	4,784	4,873	89
Buy	Pounds Sterling	02/11/09	10,023	0.69630	17,764	14,395	(3,369)
Buy	Pounds Sterling	02/11/09	4,392	0.69630	7,817	6,308	(1,509)
Buy	Pounds Sterling	02/11/09	28,355	0.69630	51,255	40,723	(10,532)
Buy	Pounds Sterling	05/29/09	9,445	0.69681	14,188	13,554	(634)
Sell	Pounds Sterling	02/11/09	(7,898)	0.69630	(15,147)	(11,343)	3,804
Sell	Pounds Sterling	02/11/09	(12,149)	0.69630	(22,980)	(17,448)	5,532
Buy	Pounds Sterling	04/17/09	4,175	0.69672	6,194	5,992	(202)
Buy	Pounds Sterling	04/17/09	15,217	0.69672	22,535	21,841	(694)
Sell	Pounds Sterling	05/29/09	(15,771)	0.69681	(24,295)	(22,633)	1,662
Sell	Pounds Sterling	05/29/09	(3,346)	0.69681	(4,923)	(4,802)	121
Buy	Pounds Sterling	05/29/09	9,672	0.69681	14,806	13,880	(926)
Sell	Pounds Sterling	02/11/09	(22,724)	0.69630	(39,385)	(32,635)	6,750
Sell	Pounds Sterling	04/17/09	(19,392)	0.69672	(33,565)	(27,833)	5,732
Buy	Swiss Franc	02/13/09	7,818	1.06387	7,017	7,348	331
Buy	Swiss Franc	02/13/09	7,818	1.06387	7,000	7,348	348
Buy	Swiss Franc	05/29/09	14,279	1.06138	12,022	13,453	1,431
Sell	Swiss Franc	02/13/09	(15,636)	1.06387	(14,485)	(14,697)	(212)
Sell	Swiss Franc	04/23/09	(10,322)	1.06257	(8,964)	(9,714)	(750)
Buy	Swiss Franc	04/23/09	10,322	1.06257	8,502	9,714	1,212
Sell	Swiss Franc	05/29/09	(9,560)	1.06138	(8,121)	(9,007)	(886)
Sell	Swiss Franc	05/29/09	(4,719)	1.06138	(3,980)	(4,446)	(466)
	Total						$10,817

Open forward foreign currency contracts held by the Emerging Markets Equity Fund at December 31, 2008 were as follows:

	Currency	Settlement Date	Foreign Currency Contract (000's)	Forward Rate	U.S. Contract Amount (000's)	U.S. Contract Value (000's)	Unrealized Foreign Exchange Gain/(Loss) (000's)
Sell	Czech Koruna	03/19/09	$(7,218)	19.37423	$(385)	$(373)	$12
Sell	Polish Zloty	03/19/09	(2,264)	2.98842	(769)	(758)	11
	Total						$23

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

Open forward foreign currency contracts held by the Developed International Index Fund at December 31, 2008 were as follows:

	Currency	Settlement Date	Foreign Currency Contract (000's)	Forward Rate	U.S. Contract Amount (000's)	U.S. Contract Value (000's)	Unrealized Foreign Exchange Gain/(Loss) (000's)
Buy	Euro	2/12/09	$40	0.72065	$50	$55	$5
Buy	Pounds Sterling	2/12/09	27	0.69632	39	39	—
Buy	Pounds Sterling	2/12/09	13	0.69632	19	18	(1)
Sell	Pounds Sterling	2/12/09	(20)	0.69632	(30)	(29)	1
Buy	Japanese Yen	2/12/09	3,300	90.56998	35	36	1
Buy	Japanese Yen	2/12/09	4,000	90.56998	42	44	2
Sell	Japanese Yen	2/12/09	(4,000)	90.56998	(45)	(44)	1
	Total						$9

The total market value of forward foreign currency contracts held in the International Equity, Emerging Markets Equity and Developed International Index funds as of December 31, 2008 are classified as Level 1 for purposes of FAS 157.

9 — SECURITIES LENDING

Each portfolio may lend securities for the purpose of realizing additional income. All securities loans are collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies. The value of the collateral is at least 102% of the market value of the securities loaned. However, due to market fluctuations, the value of the securities loaned may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Lending securities involves certain risk that the Portfolio may be delayed from recovering the collateral if the borrower fails to return the securities.

The Funds paid fees for securities lending for the year ended December 31, 2008 to its custodian, which have been netted against Income from Securities Lending in the Statements of Operations. These fees are presented below (amounts in thousands). As of December 31, 2008, there were no securities on loan.

	Fees Paid for Lending	Income Earned From Lending
Limited Maturity Bond	$36	$86
Quality Bond Fund	64	151
Flexibly Managed Fund	216	517
Large Growth Stock Fund	18	42
Large Cap Value Fund	32	75
Large Cap Growth Fund	6	14
Index 500 Fund	37	87
Mid Cap Growth Fund	46	107
Mid Cap Value Fund	46	109
Mid Core Value Fund	28	66
Small Cap Growth Fund	51	120
Small Cap Value Fund	74	173
International Equity Fund	12	27
REIT Fund	14	32
Large Core Growth Fund	3	7
Large Core Value Fund	2	5
Emerging Markets Equity Fund	—	1

PENN SERIES FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2008

10 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds' ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer's continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

The Developed International Index, Emerging Markets Equity, and the International Equity Funds invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

11 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

12 — RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, Disclosures about Derivative Instruments and Hedging Activities. SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No.161 requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance, and cash flows. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Funds' financial statements and related disclosures.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Penn Series Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Large Growth Stock Fund (formerly Growth Stock Fund), Large Cap Value Fund, Large Cap Growth Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund (formerly Strategic Value Fund), Small Cap Growth Fund, Small Cap Value Fund, International Equity Fund, and REIT Fund, (16 of the Funds constituting the Penn Series Funds, Inc.), as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. We have also audited the accompanying statements of assets and liabilities, including the schedules of investments of the Large Core Growth Fund, Large Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Emerging Markets Equity Fund, Small Cap Index Fund, Developed International Index Fund, Balanced Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund (13 of the Funds constituting the Penn Series Funds, Inc.), as of December 31, 2008, and the related statements of operations, changes in net assets and financial highlights for the period from inception (August 25, 2008) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities or Funds owned as of December 31, 2008, by correspondence with the custodians, the transfer agent, and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the Penn Series Funds, Inc. as of December 31, 2008, and the results of their operations, the changes in their net assets and the financial highlights for the aforementioned periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
February 25, 2009

PENN SERIES FUNDS, INC.
DECEMBER 31, 2008

Tax Information (unaudited)

Each fund designates the following amounts distributed during the year ended December 31, 2008 as follows:

Fund	Long-Term Capital Gain
Money Market Fund	—
Limited Maturity Bond Fund	—
Quality Bond Fund	$1,519,007
High Yield Bond Fund	—
Flexibly Managed Fund	12,510,598
Large Growth Stock Fund	—
Large Cap Value Fund	1,397,464
Large Cap Growth Fund	405,469
Index 500 Fund	—
Mid Cap Value Fund	—
Mid Core Value Fund	1,223,971
Small Cap Value Fund	2,031,742
International Equity Fund	10,934,162
REIT Fund	—
Large Core Growth Fund	—
Large Core Value Fund	—
SMID Cap Value Fund	—
Emerging Markets Equity Fund	—
Small Cap Index Fund	—
Developed International Index Fund	—
Balanced Fund	—
Aggressive Allocation Fund	1,529
Moderately Aggressive Allocation Fund	4,691
Moderate Allocation Fund	5,880
Moderately Conservative Allocation Fund	1,397
Conservative Allocation Fund	1,124

PENN SERIES FUNDS, INC.
DECEMBER 31, 2008

Pursuant to Section 854 of the Internal Revenue Code ("the Code"), the following percentages of investment company taxable income for the year ended December 31, 2008 have been designated as being eligible for the dividends received deduction available to corporate shareholders:

Fund
High Yield Bond Fund	1.13%
Flexibly Managed Fund	53.43%
Large Growth Stock Fund	100.00%
Large Cap Value Fund	97.14%
Large Cap Growth Fund	86.03%
Index 500 Fund	99.36%
Mid Cap Value Fund	100.00%
Mid Core Value Fund	92.77%
Small Cap Value Fund	100.00%
International Equity Fund	6.49%
REIT Fund	4.69%
Large Core Growth Fund	100.00%
Large Core Value Fund	100.00%
SMID Cap Value Fund	100.00%
Small Cap Index Fund	88.58%
Balanced Fund	100.00%
Aggressive Allocation Fund	88.06%
Moderately Aggressive Allocation Fund	75.40%
Moderate Allocation Fund	84.28%
Moderately Conservative Allocation Fund	89.26%
Conservative Allocation Fund	98.40%

Management has analyzed the fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004–2008) for purposes of implementing FIN 48, and has concluded that as of December 31, 2008, no provision for income tax would be required in the fund's financial statements. However, management's conclusions regarding FIN 48 could change in the future to the extent there are changes in tax laws, and/or additional guidance from the IRS regarding interpretations of the existing laws.

PENN SERIES FUNDS, INC.
DECEMBER 31, 2008

Disclosure of Portfolio Holdings

The SEC has adopted a requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Penn Series Funds, Inc., this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing is made within 60 days after the end of the quarter. Penn Series Funds, Inc. filed its most recent Form N-Q with the SEC on November 28, 2008. It is available on the SEC's website at http://www.sec.gov. or it may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolios is available, without charge and upon request, on the Fund's website at http://www.pennmutual.com or on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2008 is available on the Fund's website at http://www.pennmutual.com and on the SEC's website at http://www.sec.gov.

PENN SERIES FUNDS, INC.
DECEMBER 31, 2008

Board Approval of Investment Advisory and Sub-Advisory Agreements with Respect to the Following Funds:

Large Cap Value Fund	Small Cap Growth Fund

Index 500 Fund	Large Core Value Fund

Large Core Growth Fund	SMID Cap Value Fund

SMID Cap Growth Fund	Small Cap Index Fund

Emerging Markets Equity Fund	Balanced Fund

Developed International Index Fund	Moderately Aggressive Allocation Fund

Aggressive Allocation Fund	Moderately Conservative Allocation Fund

Moderate Allocation Fund	Conservative Allocation Fund

Large Cap Growth Fund

The Penn Series Funds, Inc. (the "Company") and Independence Capital Management, Inc. ("ICMI") have entered into an investment advisory agreement (the "Advisory Agreement"). As relevant to this discussion, pursuant to the Advisory Agreement, ICMI (i) provides day-to-day investment management services to the Balanced Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund and Conservative Allocation Fund (collectively, the "Directly Managed Funds"); and (ii) is responsible for selection and oversight of various investment sub-advisers who perform day-to-day investment management services for the Large Cap Value Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Core Value Fund, Index 500 Fund, Small Cap Growth Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Emerging Markets Equity Fund, Small Cap Index Fund and Developed International Index Fund (collectively, the "Sub-Advised Funds" and, together with the Directly Managed Funds, the "Funds").

ICMI acts as "manager of manager" for the Sub-Advised Funds. In this capacity, ICMI has entered into and the Company's Board of Directors has approved separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with the sub-advisers (identified below). The sub-advisers provide their services to the Sub-Advised Funds under the supervision of ICMI and the Company's Board of Directors. Sub-advisers are selected based primarily upon the research and recommendations of ICMI, which evaluates quantitatively and qualitatively each sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies, as well as the sub-adviser's regulatory compliance policies and procedures. ICMI oversees the sub-advisers to ensure compliance with the Sub-Advised Funds' investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style.

The Investment Company Act of 1940, as amended (the "1940 Act") requires that the initial approval of, as well as the continuation of, each Fund's Investment Advisory Agreements be specifically approved by: (i) the vote of the Board or by a vote of the shareholders of the Fund; and (ii) the vote of a majority of the directors who are not parties to the Investment Advisory Agreements or "interested persons" (as defined under the 1940 Act) of any party to the Investment Advisory Agreements (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and ICMI and the sub-advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund's fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

PENN SERIES FUNDS, INC.
DECEMBER 31, 2008

Consistent with these responsibilities, the Company's Board called and held a meeting on January 31, 2008 to consider whether to approve the Advisory Agreement between the Company and ICMI with respect to the Directly Managed Funds and the Large Core Growth Fund, Large Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Emerging Markets Equity Fund, Small Cap Index Fund and Developed International Index Fund. In preparation for this meeting, the Board provided ICMI with a written request for information and received and reviewed, in advance of the January 31, 2008 meeting, extensive written materials in response to that request, including information as to the nature, extent and quality of services proposed to be provided by ICMI to the funds and the level of the investment advisory fees to be charged to these funds, and various other matters. In addition, at the January 31, 2008 meeting, the Board considered whether to approve the Sub-Advisory Agreements between ICMI and the investment sub-advisers listed in the table below (each, a "Sub-Adviser" and, collectively, the "Sub-Advisers") on behalf of the respective Sub-Advised Funds.

Fund	Sub-Adviser	Replaced Sub-Adviser (if applicable)
Large Cap Value Fund
Large Cap Growth Fund
Small Cap Growth Fund
Index 500 Fund
Large Core Growth Fund
Large Core Value Fund
SMID Cap Growth Fund
SMID Cap Value Fund
Emerging Markets Equity Fund

Small Cap Index Fund
Developed International Index Fund	OppenheimerFunds, Inc.
Turner Investment Partners, Inc.
Oppenheimer Capital LLC
SSgA Funds Management, Inc.
Wells Capital Management Inc.
Eaton Vance Management
Wells Capital Management Inc.
AllianceBernstein L.P.
Van Kampen Asset Management/
Morgan Stanley Investment
Management Company*
SSgA Funds Management, Inc.
	SSgA Funds Management, Inc.	Lord, Abbett & Co. LLC ABN AMRO Asset Management, Inc. Bjurman Barry & Associates Wells Capital Management Inc. N/A N/A N/A N/A N/A N/A N/A

* Van Kampen Asset Mangement ("Van Kampen") has engaged its affiliate, Morgan Stanley Investment Management Company ("Morgan Stanley"), to provide investment management services to Van Kampen in connection with the Emerging Markets Equity Fund's operations. The Board considered and approved the investment sub-advisory agreement between Van Kampen and Morgan Stanley at its September 11, 2008 meeting based on (a) Van Kampen's representation that the agreement was needed in order for the Emerging Markets Equity Fund to utilize the services of certain members of the Van Kampen emerging markets equity team who are located in Singapore and employed by Morgan Stanley; and (b) the fact that the delegation of certain services to Morgan Stanley does not relieve Van Kampen from any obligation or duty under its Investment Sub-Advisory Agreement with ICMI.

In response to the Board's written request for information, each of the Sub-Advisers submitted, in advance of the January 31, 2008 meeting, extensive written materials for consideration by the Board and the Independent Directors. With respect to the Large Cap Value, Large Cap Growth, Small Cap Growth and Index 500 Funds, the information provided by ICMI and the Sub-Advisers in connection with the Board meeting was in addition to the detailed information about the funds that the Board reviews during the course of each year, including information that relates to the funds' operations and the funds' performance. In connection with the meeting, the Board also received a memorandum from legal counsel regarding the responsibilities of the Board in connection with its consideration of whether to approve the Investment Advisory Agreements.

PENN SERIES FUNDS, INC.
DECEMBER 31, 2008

The written materials provided by ICMI and each Sub-Adviser addressed, among other matters, the following: (a) the quality of ICMI's and the Sub-Advisers' investment management and other proposed services and, with respect to ICMI, its proposed services as a "manager of manager" of the Sub-Advised Funds; (b) ICMI's and the Sub-Advisers' proposed investment management personnel; (c) ICMI's and the Sub-Advisers' operations and financial condition; (d) ICMI's and the Sub-Advisers' proposed brokerage practices (including best execution policies, evaluating execution quality, average commission rates on trades, soft dollar arrangements and affiliated and directed brokerage arrangements) and proposed investment strategies; (e) the level of the advisory fees that ICMI and each Sub-Adviser proposed to charge a Fund, including breakpoints, compared with the fees each charges to comparable mutual funds and other types of accounts it manages, if any; (f) ICMI's and the Sub-Advisers' compliance programs and, if applicable, a description of material compliance violations of the compliance programs; and (g) ICMI's and Sub-Advisers' reputation, expertise and resources in domestic and/or international financial markets.

At the meeting, representatives from ICMI commented on the information delivered to the Board and answered questions from Board members to help the Board evaluate ICMI's and the Sub-Advisers' proposed fees and other aspects of the Investment Advisory Agreements. The Directors discussed the written materials that the Board received before the meeting, and deliberated on the approval of the Investment Advisory Agreements in light of this information.

At the January 31, 2008 meeting of the Board, the Directors, including the Independent Directors, unanimously approved the Investment Advisory Agreements and approved the selection of ICMI and the Sub-Advisers to act in their respective capacities for the Funds. The Board's approval was based on its consideration and evaluation of a variety of specific factors discussed at the meeting and, with respect to ICMI, at prior meetings during the year, including:

•  the nature, extent and quality of the services to be provided to the Funds under the Investment Advisory Agreements, including the resources of ICMI and the Sub-Advisers proposed to be dedicated to the Funds;

•  the proposed fees charged to each Fund under each Investment Advisory Agreement and how those fees compared to those of other comparable mutual funds and other types of accounts;

•  with respect to the Investment Sub-Advisory Agreements, recent and long-term performance of the similarly managed accounts managed by a Sub-Adviser; and

•  with respect to the Large Cap Value, Large Cap Growth, Small Cap Growth and Index 500 Funds, the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the applicable Investment Sub-Advisory Agreements reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board of Directors considered the nature, extent and quality of the services to be provided by ICMI and the Sub-Advisers to the Funds and the resources of ICMI and the Sub-Advisers to be dedicated to the Funds. In this regard, the Directors evaluated, among other things, ICMI's and the Sub-Advisers' business, personnel, experience, investment decision process, track record (if applicable), brokerage practices, any conflicts of interest and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services proposed to be provided by ICMI and the Sub-Advisers to the Funds and the resources of ICMI and the Sub-Advisers to be dedicated to the Funds supported approval of the Investment Advisory Agreements.

Fund Performance. The Board of Directors did not consider fund performance with respect to its determination to approve the Advisory Agreement because the approval related to funds which have not commenced operations. The Board of Directors considered the recent and long-term performance of the similarly managed accounts managed by each Sub-Adviser relative to their respective peer group and appropriate indices/benchmarks, in light of total return, yield and economic and market trends. In evaluating this performance, the Directors considered both market risk and shareholder risk expectations. Following evaluation, the Board concluded that, within the context of its full deliberations, each Sub-Adviser's performance (both actual performance and comparable performance) supported approval of its Investment Sub-Advisory Agreement.

PENN SERIES FUNDS, INC.
DECEMBER 31, 2008

Advisory Fees. The Directors considered the proposed level of each Fund's investment advisory fees in light of the services to be provided and in comparison to those of other comparable mutual funds, including, in particular, mutual funds acting as underlying investments for insurance products, and other types of accounts. The Directors also considered ICMI's agreement to waive management and other fees to prevent total fund expenses from exceeding a specified cap. Following evaluation, the Board concluded that, within the context of its full deliberations, the fees to be charged to the Funds are reasonable and supported approval of the Investment Advisory Agreements.

Profitability. Because it was not possible to determine the profitability that ICMI might achieve with respect to the Funds, the Directors did not make any conclusions regarding ICMI's profitability for the Funds. Further, because it was not possible to determine the profitability that a Sub-Adviser might achieve with respect to the Funds, the Directors did not make any conclusions regarding the Sub-Advisers' profitability, but the Board did take into account the fact that the Sub-Advisers are compensated by ICMI, and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and ICMI.

Economies of Scale — Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Markets Equity, Small Cap Index, Developed International Index, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.

Because it was not possible to determine the extent to which economies of scale would be realized by ICMI or a Sub-Adviser as the assets of the Funds grow, the Board did not make any conclusions regarding economies of scale. During future considerations of the Investment Advisory Agreements, the Board will consider whether any economies of scale are being realized by ICMI or a Sub-Adviser and, if so, an appropriate mechanism for sharing the benefits of such economies of scale.

Economies of Scale — Large Cap Value, Large Cap Growth, Small Cap Growth and Index 500 Funds.

The Directors considered the existence of any economies of scale and whether those were passed along to a Fund's shareholders through a graduated investment advisory fee schedule (such as breakpoints) or other means, including any fee waivers by ICMI and its affiliates or the Sub-Advisers. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds and their shareholders obtain a reasonable benefit from any economies of scale being realized by ICMI and the applicable Sub-Advisers.

Based on the Directors' deliberation and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Directors did not identify any particular information that was all-important or controlling.

FUND MANAGEMENT (UNAUDITED)
AS OF DECEMBER 31, 2008

Name, Year of Birth, Address and Position(s) with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Trusteeships/ Directorships Held by Director
INDEPENDENT DIRECTORS

Eugene Bay (born 1937) Director	Indefinite, 15 years served	President, Colgate Rochester Crozer Divinity School. Trustee, College of Wooster. Pastor Emeritus, Bryn Mawr Presbyterian Church, Bryn Mawr, PA.	29	None.

James S. Greene (born 1929) Director	Indefinite, 16 years served.	Retired.	29	None

Charles E. Mather III (born 1934) Director	Indefinite, 7 years served	President & Director of Mather & Co.	29	Director, The Finance Company of Pennsylvania (investment company.)

David B. Pudlin (born 1949) Director	Indefinite, 6 weeks served.	President & CEO of Hangley, Aronchick, Segal & Pudlin, Philadelphia PA. (since 1994)	29	Director, Anti-Defamation League; Trustee, The Baldwin School.

M. Donald Wright (born 1935) Director	Indefinite, 20 years served	Accountant, Wright Consultants, Wayne, PA (financial planning and consulting)	29	None

INTERESTED DIRECTOR

Robert E. Chappell (born 1944) 600 Dresher Road Horsham, PA 19044 Chairman of the Board	Indefinite, 10 years served	Chairman of the Board and Chief Executive Officer (since January 1997) and President (since January 2008) of The Penn Mutual Life Insurance Company.	29	Director, Quaker Chemical Corporation.

OFFICERS

Peter M. Sherman (born 1952) 600 Dresher Road Horsham, PA 19044 President	One year, 8 years served	Chairman and President of Independence Capital Management Inc.; Executive Vice President and Chief Investment Officer (since 1996), Senior Vice President and Chief Investment Officer (from 1996 to 1998), The Penn Mutual Life Insurance Company.	N/A	N/A

Jill Bukata (born 1951) 600 Dresher Road Horsham, PA 19044 Controller	One year, 3 years served.	Manager, Variable Products Financial Reporting (since 2005), The Penn Mutual Life Insurance Company. Senior Manager, PFPC Inc. (from 1999 to 2005)	N/A	N/A

Barbara S. Wood (born 1952) Five Radnor Corporate Center Radnor, PA 19087 Chief Compliance Officer	One year, 4 years served	Senior Vice President, Treasurer and Chief Compliance Officer of the Pennsylvania Trust Company (since 1991); Senior Vice President, Chief Compliance Officer and Treasurer of Independence Capital Management, Inc. (1989 to February 2008)	N/A	N/A

Frank Best (born 1945) 600 Dresher Road Horsham, PA 19044 Secretary	One year, 3 years served. Resigned as Secretary in May 2008.	Managing Corporate Counsel and Secretary, The Penn Mutual Life Insurance Company (1974 to present).	N/A	N/A

John Heiple (born 1973) 600 Dresher Road Horsham, PA 19044 Assistant Controller	One year, 5 years served	Supervisor, Variable Products Financial Reporting (since 2003), Senior Accountant (from 2000 to 2003), The Penn Mutual Life Insurance Company.	N/A	N/A

Patricia M. Chiarlanza (born 1965) 600 Dresher Road Horsham, PA 19044 Assistant Treasurer	One year, 7 years served	Assistant Treasurer (since 2001), The Penn Mutual Life Insurance Company.	N/A	N/A

Kathleen P. Vandy (born 1960) 600 Dresher Road Horsham, PA 19044 Secretary	One year, 6 months served.	Corporate Counsel, The Penn Mutual Life Insurance Company (1999 to present); Secretary of Independence Capital Management Inc. (since May 2008)	N/A	N/A

The address of each Director is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.

Additional information about the Fund's Directors is available in the Fund's Statement of Additional Information, which is available upon request, without charge, by calling 1-800-523-0650.

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The funds in this report are available for sale in these Penn Mutual products:

Retirement Planner VA

PennFreedom VA

Enhanced Credit VA

Pennant Select VA

Diversified Growth VUL

Survivorship Growth VUL

©2008 The Penn Mutual Life Insurance Company
and The Penn Insurance & Annuity Company
Philadelphia, PA 19172
www.pennmutual.com

PM0914  12/08

Item 2. Code of Ethics

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions.  A copy of this code of ethics is filed as an exhibit to this Form N-CSR.  No substantive amendments to this code of ethics were approved during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Mr. Donald Wright qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Wright is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2008	2007
Audit Fees	$404,000	$242,000
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit-related fees include amounts for assurance and related services performed by the principal account reasonably related to the performance of the audit of the registrant’s financial statements and not reported under the caption “Audit Fees.”  Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e)

(1) The registrant’s audit committee has developed an Audit and Non-Audit Services Pre-Approval Policy.  A copy of this policy is filed as an exhibit to this Form N-CSR.

(2) There were no services approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable

(g)  The registrant had no aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h)  Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6.  Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 10.  Submission of Matters to a Vote of Security Holders

Not applicable

Item 11.  Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)	(1)	Code of Ethics
	(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act

(b)		Certifications pursuant to Rule 30a-2(b) under the Investment Company Act

(c)		Audit and Non-Audit Services Pre-Approval Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Penn Series Funds, Inc.

/s/ Peter M. Sherman

By:	Peter M. Sherman
President
Date:	March 10, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Peter M. Sherman

By:	Peter M. Sherman
President
Date:	March 10, 2009

/s/ Richard J. DeCarolis

By:	Richard J. DeCarolis
Treasurer
Date:	March 10, 2009